UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☐	Definitive Proxy Statement

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COVETRUS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COVETRUS, INC.

7 Custom House Street

Portland, ME 04101

www.Covetrus.com

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

[●], 2022

Dear Covetrus Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Covetrus, Inc., a Delaware corporation (“Covetrus” or the “Company”). The special meeting will be held via live webcast on [●], 2022, at [10:00 a.m., Eastern Time]. The special meeting can be accessed by visiting [●], where you will be able to listen to the meeting live and vote online. Please note that you will not be able to attend the special meeting in person. Details on how to access the meeting and the business to be conducted are provided in the accompanying proxy statement.

On May 24, 2022, Covetrus entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”) by and among the Company, Corgi Bidco, Inc., a Delaware corporation (“Parent”), Corgi Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC (“CD&R”). CD&R VFC Holdings, L.P., a Cayman Islands exempted limited partnership and an affiliate of CD&R (“CD&R VFC Holdings”), owns approximately 24.15% of the issued and outstanding shares of Company common stock, par value $0.01 per share (which we refer to as a “share” or, collectively, “shares”).

In connection with the Merger Agreement, an affiliate of CD&R and affiliates of TPG Global, LLC (“TPG”) have entered into equity commitment letters with Parent (the “Equity Commitment Letters”), pursuant to which they have agreed to provide equity commitments to Parent in an aggregate amount of $1.604 billion, and have entered into limited guarantees with the Company (as amended from time to time, the “Limited Guarantees”) with respect to the payment of a termination fee that may be payable by Parent to the Company under the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement, the Equity Commitment Letters and the Limited Guarantees, as applicable. At the special meeting, Covetrus will ask you and the other Covetrus stockholders to adopt the Merger Agreement (the “Merger Agreement Proposal”).

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law), will be converted into the right to receive $21.00 in cash, without interest thereon.

The transaction committee (the “Transaction Committee”) of the board of directors of the Company (the “Board”), consisting solely of non-management members of the Board that are unaffiliated with CD&R or its affiliates, evaluated the Merger in consultation with the Company’s management and legal and financial advisors. The Transaction Committee unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) recommended to the Board to adopt and declare advisable the Merger Agreement and the Transactions, including the Merger, and recommend to the stockholders of the Company the adoption of the Merger Agreement.

The Board, other than Ravi Sachdev and Sandra Peterson, who recused themselves due to their affiliation with CD&R and whom we refer to as the “Recused Directors,” acting upon the recommendation of the Transaction Committee, unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) directed that the Merger Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement.

Additionally, you will be asked to consider and vote at the special meeting on (1) a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger and the other Transactions (the “Merger-Related Compensation Proposal”) and (2) a proposal to adjourn the special meeting, if necessary or appropriate and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the special meeting, or to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the aforementioned proposal regarding the Merger Agreement (the “Adjournment Proposal”).

The Merger Agreement and the Merger have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Your vote is important. The Merger cannot be completed unless the Merger Agreement is adopted by stockholders holding a majority of the outstanding shares of Company common stock entitled to vote on such matter. The failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Therefore, whether or not you plan to attend the special meeting and regardless of the number of shares of Company common stock you own, your careful consideration of, and vote on, the Merger Agreement Proposal is important, and we encourage you to vote promptly. After reading the accompanying proxy statement, please make sure to vote your shares of Company common stock promptly (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed prepaid envelope, (2) by telephone or (3) through the internet. Instructions regarding all three methods of voting are provided on the proxy card. If you virtually attend the special meeting and vote during the special meeting, your vote by ballot will revoke any proxy previously submitted. If you hold shares of Company common stock through an account with a bank, broker, trust or other nominee, please follow the instructions you receive from your bank, broker, trust or other nominee to vote your shares.

Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.

The accompanying proxy statement provides you with more detailed information about the special meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the

“Risk Factors” section beginning on page 17 in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.

If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the proxy card or voting instructions enclosed thereto, please contact the Company’s proxy solicitor, Innisfree:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the U.S. and Canada may call toll-free at: (866) 239-1762

Stockholders in other locations may call: +1 (412) 232-3651

Banks and brokers may call collect at: (212) 750-5833

Your support of and interest in Covetrus, Inc. is sincerely appreciated.

Benjamin Wolin

President and Chief Executive Officer, Covetrus

The accompanying proxy statement is dated [●], 2022, and is first being mailed to Covetrus stockholders on or about [●], 2022.

Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Transactions (including the Merger), passed upon the merits or fairness of the Transactions (including the Merger) or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

COVETRUS, INC.

7 Custom House Street

Portland, ME 04101

www.Covetrus.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [●], 2022

Virtual Meeting Only—No Physical Meeting Location

To the Stockholders of Covetrus, Inc.:

A special meeting of stockholders of Covetrus, Inc., a Delaware corporation (“Covetrus” or the “Company”), will be held via live webcast on [●], 2022, at [10:00 a.m., Eastern Time]. The special meeting can be accessed by visiting [●], where you will be able to listen to the meeting live and vote online. We encourage you to allow ample time for online check-in, which will open at [9:45 a.m., Eastern Time]. Please have your control number to join the special meeting. Please note that you will not be able to attend the virtual special meeting in person. We are holding the special meeting for the following purposes:

1.

to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 24, 2022 (as the same may be amended from time to time, the “Merger Agreement”), by and among the Company, Corgi Bidco, Inc., a Delaware corporation (“Parent”), and Corgi Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

2.

to consider and vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”); and

3.

to consider and vote on a proposal to adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement (the “Adjournment Proposal”).

These items of business are more fully described in the accompanying proxy statement.

The record date for the special meeting is [●], 2022. Only stockholders of record at the close of business on such record date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Any stockholder entitled to attend and vote at the special meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.

If the Merger is consummated, stockholders who continuously hold shares of Company common stock through the effective time and who properly demand appraisal of their shares of Company common stock and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares of Company common stock in connection with the Merger. Stockholders must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and reproduced in their entirety in Annex D to the accompanying proxy statement.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the transaction committee (the “Transaction Committee”) of the board of directors of the Company (the “Board”), consisting solely of non-management members of the Board that are unaffiliated with Clayton, Dubilier & Rice, LLC or its affiliates. The Board, by a unanimous vote of the Company’s directors (other than Ravi Sachdev and Sandra Peterson, who recused themselves due to their affiliation with CD&R), recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Your vote is very important. If you fail to return your proxy, vote by telephone or through the internet or virtually attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

To ensure that your shares of Company common stock are represented at the special meeting, regardless of whether you plan to virtually attend the special meeting, please fill in your vote, sign and mail the enclosed proxy card as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Alternatively, you may vote by telephone or through the internet. Instructions regarding each of the methods of voting are provided on the enclosed proxy card. If you are voting by telephone or through the internet, then your voting instructions must be received by 11:59 p.m., Eastern Time on [●], 2022, the day before the special meeting. Your proxy is being solicited by the Board.

The accompanying proxy statement provides you with more detailed information about the special meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 17 in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.

If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor, Innisfree:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the U.S. and Canada may call toll-free at: (866) 239-1762

Stockholders in other locations may call: +1 (412) 232-3651

Banks and brokers may call collect at: (212) 750-5833

By Order of the Board of Directors,

Margaret Pritchard

Interim General Counsel, Secretary

[●], 2022

Portland, Maine

Please Vote—Your Vote is Important

i

ii

SUMMARY TERM SHEET

This summary highlights certain information in this proxy statement but may not contain all of the information that may be important to you. You should carefully read the entire proxy statement and the attached Annexes and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about Covetrus, Inc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information.” Unless the context otherwise indicates, we refer to Covetrus, Inc. as “Covetrus,” the “Company,” “we,” “us” or “our.”

The Parties

(see page [●])

Company. Covetrus, Inc. was incorporated in Delaware in April 2018 as a wholly owned subsidiary of Henry Schein, Inc., under the name HS Spinco, Inc., and subsequently changed its name to Covetrus, Inc. Covetrus is a global animal-health technology and services company dedicated to supporting the companion, equine, and large-animal veterinary markets. Its mission is to provide the best products, services, and technology to its customers across the globe, so they can deliver exceptional care to their clients when and where it is needed.

Parent. Corgi Bidco, Inc., a Delaware corporation (“Parent”), was incorporated in Delaware in May 2022 as a direct, wholly owned subsidiary of CD&R Corgi Holdings, L.P. (“CD&R Corgi Holdings”), a Cayman Islands exempted limited partnership and an affiliate of Clayton, Dubilier & Rice, LLC (“CD&R”), solely for the purpose of engaging in the Transactions, including the Merger (each as defined below). Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor.

Merger Sub. Corgi Merger Sub, Inc., a Delaware corporation (“Merger Sub”), was incorporated in Delaware in May 2022, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into Covetrus and Merger Sub will cease to exist.

For more information about the Company, Parent and Merger Sub, see the section entitled “Parties to the Merger.”

The Special Meeting

(see page [●])

A special meeting of Covetrus stockholders will be held via live webcast on [●], 2022, at [10:00 a.m., Eastern Time]. The special meeting can be accessed by visiting [●], where you, as a holder of shares of Company common stock, will be able to listen to the meeting live and vote online. Please note that you will not be able to attend the special meeting in person. At the special meeting, you will be asked to, among other things, vote for the Merger Agreement Proposal (as defined below). See the section entitled “The Special Meeting,” beginning on page [●], for additional information on the special meeting, including how to vote your shares of Company common stock.

Special Factors

(see page [●])

On May 24, 2022, Covetrus entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”) by and among Parent, Merger Sub, and the Company, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the Merger Agreement, an affiliate of CD&R and affiliates of TPG Global, LLC (“TPG”) have entered into the Equity Commitment Letters (as defined below), pursuant to which they have agreed to provide equity commitments to Parent in an aggregate amount of $1.604 billion, and have entered into the Limited Guarantees (as defined below) with the Company with respect to the payment of a termination fee that may be payable by Parent to the Company under the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement, the Equity Commitment Letters and the Limited Guarantees, as applicable.

The Merger Agreement

(see page [●])

A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement.” Among other things, the Merger Agreement includes the following terms:

•

Effective Time of the Merger; Closing. Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the Company’s stockholders, we anticipate that the Merger will be completed in the second half of 2022. The Company, however, cannot assure completion of the Merger by any particular date, if at all.

•

Conditions to the Merger. The closing of the Merger depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement—Conditions to the Merger,” include:

•

The respective obligations of the parties to the Merger Agreement to effect the Merger are subject to the satisfaction (or mutual waiver as of the closing by each of Parent and Covetrus where permitted under applicable law) of the following conditions: (i) adoption of the Merger Agreement by Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws; (ii) the waiting period applicable to the consummation of the Merger under the HSR Act having expired or been earlier terminated (the HSR Act waiting period expired at 11:59 p.m. EST on July 8, 2022) and the other filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations set forth in the disclosure letter delivered by Covetrus in connection with the Merger Agreement having been filed, occurred or obtained, as applicable; and (iii) no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger.

•

The obligations of Parent and Merger Sub to complete the Merger are also subject to the satisfaction or waiver by Parent as of the closing of additional conditions, including: (i) subject to materiality qualifiers in certain cases, the accuracy of each of our representations and warranties in the Merger Agreement; (ii) Covetrus’ performance and compliance with in all material respects all obligations required to be performed by or complied with by us under the Merger Agreement as of the closing of the Merger; (iii) since the date of the Merger Agreement, there not having occurred a Company Material Adverse Effect (as defined in the section entitled “The Merger Agreement—Representations and Warranties of Covetrus”); and (iv) the receipt by Parent of a signed certificate by a senior executive officer of Covetrus at the closing of the Merger stating that the foregoing conditions have been satisfied.

•

Covetrus’ obligations to complete the Merger are also subject to the satisfaction or waiver by us as of the closing of the Merger of additional conditions, including: (i) subject to certain materiality qualifiers, the accuracy of each of the representations and warranties of Parent and Merger Sub in the Merger Agreement; (ii) each of Parent’s and Merger Sub’s performance and compliance with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement as of the closing of the Merger; and (iii) the receipt by the Company of a signed certificate by an officer of Parent to the effect that the forgoing conditions have been satisfied.

•

No Solicitation of Acquisition Proposals. The Merger Agreement provides that we are not permitted to, among other things, directly or indirectly through our representatives solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal (as defined in the section entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals—No Solicitation or Negotiation”).

•

Board Recommendation Changes. Notwithstanding the restrictions described above, under certain circumstances, we may, prior to the time the Merger Agreement is adopted by our stockholders, (x) provide non-public information in response to an unsolicited, bona fide written Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement, subject to certain conditions, and (y) engage or participate in any discussions or negotiations with certain third parties who have made such a bona fide written Acquisition Proposal, if and only if the Board (acting on the recommendation of the Transaction Committee) has determined in good faith and after consultation with outside legal counsel that, based on the information then available and after consultation with an independent financial advisor of nationally recognized reputation that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal (as defined in the section entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals—Fiduciary Exception to No Solicitation Provision”), and the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

The Merger Agreement also provides that, at any time before the stockholders of the Company adopt the Merger Agreement, the Board (acting on the recommendation of the Transaction Committee) may effect a change in recommendation (or terminate the Merger Agreement) with respect to (x) an unsolicited bona fide Acquisition Proposal if the Board (acting on the recommendation of the Transaction Committee) determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal or (y) certain material effects not known to, or reasonably foreseeable by (or if known or reasonably foreseeable, the material consequences of which were not known to or reasonably foreseeable by) the Board prior to the execution of the Merger Agreement and, in each case, the Company complies with certain procedures. The non-solicitation provisions are described in more detail in the section of this proxy statement entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals.”

•

Termination and Termination Fees. The Merger Agreement contains certain termination rights, including, among other things, the right of any party to terminate the Merger Agreement if the Merger has not occurred on or before November 24, 2022 (subject under certain circumstances to an automatic extension of three months pursuant to the terms of the Merger Agreement) and the right of the Company to terminate the Merger Agreement to accept a Superior Proposal, subject to specified exceptions and limitations, and provides that:

•

upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including a termination by Parent as a result of a change in the recommendation of the Board or a termination by the Company to enter into an Alternative Acquisition Agreement (as defined in the section entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals—No Change in Recommendation or Alternative Acquisition Agreement”) providing for a Superior Proposal, or, if the Merger Agreement is terminated and the Company enters into or completes an alternative transaction within 12 months, subject to certain additional conditions having been met, the Company will be required to pay Parent a termination fee of $88,315,000; and

•

upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including a termination by the Company as a result of (1) certain material breaches by Parent or Merger Sub of their representations, warranties, covenants or agreements set forth in the Merger Agreement, or (2) the failure of Parent and Merger Sub to consummate the closing in a specified timeframe when the conditions to Parent’s obligation to close the Merger have been and remain satisfied or waived, the Company has irrevocably confirmed in writing to Parent and Merger Sub that it is prepared to and stands ready, willing and able to consummate the closing and that all of the conditions to the Company’s obligation to close the Merger have been satisfied or irrevocably waived, Parent will be required to pay the Company a termination fee of $197,950,000.

For further discussion of the rights of the parties to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections entitled “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement—Termination Fees.”

Support and Rollover Agreement

(see page [●] and Annex B)

Concurrently with the execution of the Merger Agreement on May 24, 2022, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company, CD&R VFC Holdings and Parent entered into a Support and Rollover Agreement (the “Support and Rollover Agreement”) with respect to Company common stock owned of record or beneficially by CD&R VFC Holdings. Pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to, and agreed to cause its applicable affiliates to, affirmatively vote or cause to be voted all of its shares of Company common stock (a) in favor of (“for”) (i) approval of the Merger, (ii) the adoption of the Merger Agreement and (iii) each of the other actions contemplated by the Merger Agreement or necessary or desirable to further any other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports as long as such adjournment is in compliance with the terms of the Merger Agreement) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board (acting upon the recommendation of the Transaction Committee) or the Transaction Committee has made a change in recommendation against the Merger and the adoption of the Merger Agreement, CD&R VFC Holdings may vote its shares with respect to the above matters in any manner it chooses.

Further, pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to transfer, directly or indirectly, its shares of Company common stock, which otherwise would be converted into the right to receive

Merger Consideration in cash, to Parent (or its parent company), immediately prior to the Effective Time, in exchange for newly issued equity interests of Parent (or its parent company), with an aggregate value equal to the aggregate amount of the Merger Consideration that would have been payable to CD&R VFC Holdings in respect of its shares of Company common stock.

In addition, CD&R VFC Holdings agreed to not take certain actions, including not (i) tendering any of its shares of Company common stock into any tender or exchange offer, (ii) transferring any of its shares of Company common stock, (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of CD&R VFC Holdings contained in the Support and Rollover Agreement untrue or incorrect in any material respect or have the effect of preventing or disabling CD&R VFC Holdings from performing its obligations under the Support and Rollover Agreement in any material respect. For additional information, see the section entitled “Support and Rollover Agreement.”

Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement

(see page [●])

You may vote at the special meeting if you were a holder of record of shares of Company common stock as of the close of business on [●], 2022, which is the record date for the special meeting (the “record date”). You will be entitled to one vote for each share of Company common stock that you owned on the record date. As of the record date, there were [●] shares of Company common stock issued and outstanding and entitled to vote at the special meeting. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter.

How to Vote

(see page [●])

Stockholders of record have a choice of voting (i) by proxy by completing, signing and dating a proxy card and returning it in the prepaid envelope provided, (ii) by calling a toll-free telephone number or through the internet or (iii) at the special meeting via the virtual meeting website. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. Any stockholder can virtually attend the special meeting by visiting [●], where stockholders may vote during the meeting. The special meeting starts at [10:00 a.m., Eastern Time]. Please have your control number to join the special meeting. Instructions on who can attend and participate via internet, including how to demonstrate proof of stock ownership, are posted at [●]. The telephone and internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time on [●], 2022.

If you wish to vote by proxy and your shares of Company common stock are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your shares of Company common stock, your bank, broker, trust or other nominee will not be able to vote your shares of Company common stock at the special meeting.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing shares of Company common stock or book-entry shares of Company common stock will be mailed to stockholders if the Merger is completed.

For additional information regarding the procedure for delivering your proxy, see the sections entitled “The Special Meeting—How to Vote,” beginning on page [●], and “The Special Meeting—Solicitation of Proxies,” beginning on page [●]. If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), toll-free from the U.S. or Canada at (866) 239-1762, or dial direct from other locations at +1 (412) 232-3651.

Background of the Merger

(see page [●])

A description of the background of the Merger, including the Company’s discussions with CD&R, is included in the section of this proxy statement entitled “Special Factors—Background of the Merger.”

Reasons for the Merger; Recommendation of the Board; Fairness of the Merger

(see page [●])

The board of directors of the Company (the “Board”) formed a transaction committee, consisting of three of the Company’s non-management members of the Board that are unaffiliated with CD&R and its affiliates (the “Transaction Committee”), to evaluate and consider, among other things, any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company, including the Merger. After careful consideration, with the assistance of independent financial and legal advisors, the Transaction Committee unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) recommended to the Board to adopt and declare advisable the Merger Agreement and the Transactions, including the Merger, and recommend to the stockholders of the Company the adoption of the Merger Agreement.

The Board (other than Ravi Sachdev and Sandra Peterson (the “Recused Directors”), who recused themselves due to their affiliation with CD&R), acting upon the recommendation of the Transaction Committee, unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) directed that the Merger Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement.

Accordingly, based on its evaluation and having received the recommendation of the Transaction Committee, the Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that the Company’s stockholders vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal (as defined below) and (iii) “FOR” the Adjournment Proposal (as defined below).

For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger.” In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Covetrus stockholders generally. See the section entitled “Special Factors—Interests of Directors and Executive Officers in the Merger,” beginning on page [●].

Position of the CD&R Entities as to the Fairness of the Merger; Purpose and Reasons of the CD&R Entities for the Merger

(see page [●])

Under the SEC rules governing “going-private” transactions, Parent, Merger Sub, CD&R Corgi Holdings, CD&R VFC Holdings, L.P., a Cayman Islands exempted limited partnership and an affiliate of CD&R (“CD&R VFC Holdings”), Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership (“CD&R

Fund IX”), Clayton, Dubilier & Rice Fund IX-A, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund IX-A”), CD&R Advisor Fund IX, L.P., a Cayman Islands exempted limited partnership (“CD&R Advisor Fund IX”), CD&R Associates IX, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund IX GP”), CD&R Investment Associates IX, Ltd., a Cayman Islands exempted company (“CD&R Fund IX UGP”), Clayton, Dubilier & Rice Fund XI, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund XI”), CD&R Associates XI, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund XI GP”), CD&R Investment Associates XI, Ltd., a Cayman Islands exempted company (“CD&R Fund XI UGP”) and CD&R (collectively, the “CD&R Entities”) may be deemed to be affiliates of the Company and, therefore, required to express the purpose of the Merger, their reasons for the Merger and their beliefs as to the fairness of the Merger to the unaffiliated stockholders. For a description of the CD&R Entities’ purposes and reasons for the Merger, and their beliefs as to the fairness of the Merger to the unaffiliated stockholders, see “Special Factors—Purpose and Reasons of the CD&R Entities for the Merger” and “Special Factors—Position of the CD&R Entities as to the Fairness of the Merger.”

Opinion of Goldman Sachs & Co. LLC

(see page [●] and Annex C)

Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its oral opinion to the Board and the Transaction Committee, subsequently confirmed in writing, that, as of May 24, 2022 and based upon and subject to the factors and assumptions set forth therein, the $21.00 in cash per share to be paid to the holders (other than Parent and its affiliates) of the outstanding shares of Company common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated May 24, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board and, with respect to such opinion, the Transaction Committee in connection with their consideration of the Merger. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of Company common stock should vote with respect to the Merger Agreement Proposal or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $32 million, $2.5 million of which became payable at announcement of the Merger, and the remainder of which is contingent upon consummation of the Merger.

Interests of Directors and Executive Officers in the Merger

(see page [●])

In considering the recommendation of the Board that you vote “FOR” the Merger Agreement Proposal, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Covetrus stockholders generally. The Transaction Committee and the Board were aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Transactions contemplated by it, including the Merger, and in making their recommendations that the Company’s stockholders approve the Merger Agreement.

These interests are discussed in more detail in the section of this proxy statement entitled “Special Factors—Interests of Directors and Executive Officers in the Merger.”

Certain Effects of the Merger

(see page [●])

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)) will be converted into the right to receive $21.00 in cash, without interest thereon (the “Merger Consideration”). For further information about the treatment of Company common stock or the treatment of equity awards in the Merger, see the section entitled “The Merger Agreement—Merger Consideration Received by Covetrus Stockholders,” beginning on page [●], and the section entitled “The Merger Agreement— Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page [●].

Upon completion of the Merger, Merger Sub will be merged with and into Covetrus upon the terms set forth in the Merger Agreement. As the surviving corporation in the Merger (the “Surviving Corporation”), Covetrus will continue to exist following the Merger as a wholly owned subsidiary of Parent.

Following the completion of the Merger, Company common stock will no longer be traded the NASDAQ Global Select Market (“NASDAQ”). or any other public market. In addition, the registration of Company common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

For a further discussion of the effects of the Merger, see the section entitled “Special Factors—Certain Effects of the Merger.”

Consequences if the Merger is Not Completed

(see page [●])

If the Merger Agreement Proposal does not receive the required approval from Covetrus’ stockholders, or if the Merger is not completed for any other reason, you will not receive the Merger Consideration from Parent or Merger Sub for your shares of Company common stock. Instead, Covetrus will remain a public company, and Company common stock will continue to be listed and traded on NASDAQ.

In addition, if the Merger Agreement is terminated under specified circumstances, Covetrus is required to pay Parent a termination fee of $88,315,000. The Merger Agreement also provides that Parent may be required to pay Covetrus a termination fee of $197,950,000 if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement—Termination Fees,” beginning on page [●].

Certain Financial Projections Utilized in Connection with the Merger

(see page [●])

A summary of the unaudited prospective financial information prepared by the Company’s management that was made available to the Sponsors (as defined below) in connection with their evaluation of the Company, and to Goldman Sachs in connection with its analyses is provided in the section of this proxy statement entitled “Special Factors—Certain Financial Projections Utilized in Connection with the Merger.”

Material U.S. Federal Income Tax Consequences of the Merger

(see page [●])

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined below in the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of Company common stock in the Merger generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Company common stock surrendered in the Merger. For more information, see the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger.”

Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Fees and Expenses

(see page [●])

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory, legal, accounting and other professional fees and expenses	$46,500,000.00
SEC filing fees	$281,906.81	(1)
Printing, proxy solicitation and mailing costs	$210,000.00	(2)
Miscellaneous	$500,000.00

Total	$47,491,906.81

(1)	Pursuant to the terms of the Merger Agreement, the fees, costs and expenses incurred in connection with the filing of this proxy statement shall be shared equally by Parent and the Company.
(2)

Pursuant to the terms of the Merger Agreement, the fees, costs and expenses incurred in connection with the printing and mailing of this proxy statement shall be shared equally by Parent and the Company.

It is also expected that Merger Sub and/or Parent will incur approximately $34 million of legal, financial and other advisory fees.

The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the Merger. All costs and expenses incurred in connection with the Merger Agreement and the Transactions, including the Merger, will be paid by the party incurring such expense, except that (i) the fees, costs and expenses incurred in connection with (x) the filing of the Schedule 13e-3 and this proxy statement and (y) the printing and mailing of this proxy statement, shall be shared equally by Parent and the Company, and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the fees, costs and expenses incurred in connection with the filings required under the HSR Act (as defined below) and any other filings required or advisable by any governmental entity.

Payment of Merger Consideration

(see page [●])

Prior to the Effective Time, Parent will designate, with the Company’s prior written approval, a paying agent to exchange the shares of Company common stock for the Merger Consideration. At or prior to the Effective Time,

Parent will deposit or cause to be deposited with the paying agent cash comprising approximately the aggregate Merger Consideration. Parent will cause the paying agent to promptly pay each holder of record as of immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) the Merger Consideration upon the surrender of a certificate in the case of certificated shares of Company common stock and promptly after the Effective Time (and in any event within two (2) business days thereafter) in the case of uncertificated shares of Company common stock. Interest will not be paid or accrue on any amount payable upon surrender of any shares of Company common stock. The paying agent will reduce the amount of any Merger Consideration paid by any applicable withholding taxes.

After the completion of the Merger, you will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

The paying agent will return to Parent or the Surviving Corporation, as designated by Parent, all funds in its possession that remains unclaimed by the stockholders of the Company at the one-year anniversary of the Effective Time. After that time, if you have not received payment of the Merger Consideration, you may look only to the Surviving Corporation for payment of your claims for the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

Provisions for Unaffiliated Stockholders

(see page [●])

No provision has been made to grant the Company’s stockholders, other than CD&R VFC Holdings and its affiliates, access to the corporate files of the Company or any other party to the Merger or to obtain counsel or appraisal services at the expense of the Company or any other such party.

Financing of the Merger

(see page [●])

The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger will be approximately $4.2 billion, including estimated transaction fees and expenses and the shares of Company common stock held by CD&R VFC Holdings valued at $21.00 per share. Parent expects these amounts to be funded through a combination of committed debt financing from specified lenders, consisting of an up to $1,525,000,000 first lien secured term loan facility, an up to $425,000,000 second lien secured term loan facility, and an up to $300,000,000 first lien secured cash-flow based revolving credit facility (up to $65,000,000 of which will be available at the closing of the Merger to finance the Transactions and pay related fees and expenses), and $1,604,000,000 from equity investments by certain Equity Investors (as defined below), which will be sufficient to pay the Merger Consideration. Deutsche Bank AG New York Branch, UBS AG, Stamford Branch, Bank of Montreal and Mizuho Bank Ltd. (collectively, the “Original Debt Commitment Parties”) have committed to provide Parent and Merger Sub, severally, but not jointly, with debt financing in the amounts and on the terms and subject to the conditions set forth in a debt commitment letter, dated as of May 24, 2022, by and among the Original Debt Commitment Parties and Parent (the “Original Debt Commitment Letter”). Subsequent to entry into the Original Debt Commitment Letter on May 24, 2022, (i) on June 15, 2022, Parent entered into a joinder to add The Toronto-Dominion Bank, New York Branch, Santander Bank, N.A. and ING Capital LLC as additional financing sources (the “Joining Debt Commitment Parties”) under the Original Debt Commitment Letter and (ii) on June 30, 2022, Parent entered into a second lien debt commitment letter with Owl Rock Capital

Advisors LLC and Owl Rock Capital Corporation (collectively, the “Second Lien Lender” and, together with the Original Debt Commitment Parties and the Joining Debt Commitment Parties, the “Debt Commitment Parties”) (the “Second Lien Debt Commitment Letter” and, together with the Original Debt Commitment Letter, the “Debt Commitment Letters”), pursuant to which the Second Lien Lender committed to provide Parent and Merger Sub with alternate second lien debt financing in the amounts and on the terms and subject to the conditions set forth therein. The obligations of the Debt Commitment Parties to provide the debt financing under the Debt Commitment Letters are subject to certain customary conditions. For more information, see the section entitled “Special Factors—Financing of the Merger.”

Parent has delivered to the Company three equity commitment letters (the “Equity Commitment Letters”), each dated as of May 24, 2022, by and between Parent and each of Clayton, Dubilier & Rice Fund XI, L.P. (“CD&R Fund XI”), TPG Healthcare Partners, L.P. (“TPG Healthcare”) and TPG VIII, L.P. (“TPG VIII”, collectively with CD&R Fund XI and TPG Healthcare, the “Equity Investors”), pursuant to which the Equity Investors have committed to provide equity financing in an aggregate amount of $1,604,000,000 to Parent on or prior to the closing of the Merger, subject to and in accordance with the terms and conditions of the Equity Commitment Letters and the Merger Agreement, in connection with the funding of the Transactions.

The Company and each of the Equity Investors have also entered into the limited guarantees, each dated as of May 24, 2022 (the “Limited Guarantees”), pursuant to which the Equity Investors have agreed to guarantee the payment of certain liabilities and obligations of Parent and Merger Sub under the Merger Agreement with respect to the payment of a termination fee of $197,950,000 and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by the Company, in each case, subject to the terms of the Merger Agreement and the Limited Guarantees, if and when payable pursuant to the Merger Agreement.

Treatment of Existing Debt

(see page [●])

The Company has agreed to (a) obtain a customary executed pay-off letter (in form and substance reasonably acceptable to Parent) (the “Debt Payoff Letter”) at least one (1) business day prior to the closing date of the Merger, guarantee terminations and lien terminations, if applicable, to the extent necessary for the termination of all guarantees granted in connection with, the release of all liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under, the Credit Agreement, dated as of February 7, 2019, among the Company, the financial institutions listed therein as lenders, JPMorgan Chase Bank, N.A. as administrative agent for the lenders named therein, Bank of America, N.A., ING Bank, N.V., TD Bank, N.A., MUFG Union Bank, N.A., HSBC Bank USA, N.A. and Wells Fargo Bank, N.A., as syndication agents and Citizens Bank, N.A. and Capital One, N.A., as co-documentation agents, and JPMorgan Chase Bank, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), (b) provide Parent with a draft copy of such Debt Payoff Letter at least three (3) business days prior to the closing date of the Merger and (c) give (by the date required under the Existing Credit Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing Credit Agreement at the closing of the Merger. For more information, see the section entitled “Special Factors—Treatment of Existing Debt.”

Regulatory Approvals

(see page [●])

On June 8, 2022, Covetrus and Parent filed their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) with respect to the Merger with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”),

which triggered the start of the HSR Act waiting period. The HSR Act waiting period expired at 11:59 p.m. EST on July 8, 2022. Completion of the Merger is further subject to the receipt of antitrust and/or foreign investment approvals and/or clearances in China, South Korea, Turkey, the European Union and Australia, as well as consents from certain state boards of pharmacy, with such approvals and/or clearances having been received from South Korea (on July 8, 2022), Turkey (on July 7, 2022), the European Union (on July 20, 2022) and China (on August 5, 2022). For more information, see the section entitled “Special Factors—Regulatory Approvals.”

Litigation Related to the Merger

As of August 3, 2022, six actions (collectively, the “Actions”) have been filed in the United States District Court for the Southern District of New York (“S.D.N.Y.”) in connection with the transactions contemplated by the Merger Agreement: Shiva Stein v. Covetrus, Inc., et al., Case No. 1:22-cv-05737 (S.D.N.Y., filed July 6, 2022); Ryan O’Dell v. Covetrus, Inc., et al., Case No. 1:22-cv-05803 (S.D.N.Y., filed July 7, 2022); Joel Stanley v. Covetrus, Inc., et al., Case No. 1:22-cv-05818 (S.D.N.Y., filed July 8, 2022); Matthew Whitfield v. Covetrus, Inc., et al., Case No. 1:22-cv-05908 (S.D.N.Y., filed July 11, 2022); Jeffrey D. Justice, II. v. Covetrus, Inc., et al., Case No. 1:22-cv-05909 (S.D.N.Y., filed July 11, 2022), and Chris Rayfield v. Covetrus, Inc., et al., Case No. 1:22-cv-06298 (S.D.N.Y, filed July 25, 2022). Each of the Actions names Covetrus and its directors as defendants. The Actions assert claims under Section 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated under the Exchange Act, and allege that the Proxy Statement filed by Covetrus with the Securities Exchange Commission on June 30, 2022 in connection with the Merger contains alleged material misstatements or omissions. The Actions seek, among other things, to enjoin the defendants from proceeding with, consummating or closing the Merger, rescisissory damages should the Merger not be enjoined, and an award of attorneys’ and experts’ fees. The defendants believe that the allegations in the Actions are without merit. If additional similar complaints are filed, absent new or different allegations that are material, Covetrus will not necessarily announce such filings.

Appraisal Rights

(see page [●])

Under Delaware law, if the Merger is completed, holders of Company common stock who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will be entitled to seek appraisal for, and obtain payment in cash for, the judicially determined fair value of, their shares of Company common stock, in lieu of receiving the Merger Consideration. The “fair value” could be higher or lower than, or the same as, the Merger Consideration. The relevant provisions of the DGCL are included as Annex D to this proxy statement. Covetrus stockholders are encouraged to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to seek appraisal, Covetrus stockholders who are considering exercising that right are encouraged to seek the advice of legal counsel. Failure to comply strictly with these provisions may result in the loss of the right of appraisal. For additional information, see the section entitled “Appraisal Rights.”

Market Price and Dividend Data

(see page [●])

Company common stock is traded on NASDAQ under the symbol “CVET.” On May 19, 2022, the last full trading day prior to the public announcement of CD&R and TPG’s non-binding proposal to acquire all outstanding shares of Company common stock for $21.00 per share, the closing price for Company common stock was $18.02 per share. On May 24, 2022, the last full trading day prior to the public announcement of the execution of the Merger Agreement, the closing price for Company common stock was $19.66 per share. On August 10, 2022, the last full trading day prior to the date of this proxy statement, the closing price for Company common stock was $20.80 per share. For additional information, see the section entitled “Market Price and Dividend Data.”

Other Important Information Regarding the Company

(see page [●])

For additional information regarding the Company, see section entitled “Other Important Information Regarding the Company.”

Other Important Information Regarding the CD&R Entities

(see page [●])

Parent was incorporated in Delaware in May 2022 as a direct, wholly owned subsidiary of CD&R Corgi Holdings, solely for the purpose of engaging in the Transactions, including the Merger. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Merger Sub was incorporated in Delaware in May 2022, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into Covetrus, and Merger Sub will cease to exist. CD&R Corgi Holdings was formed in May 2022 as “CD&R Tree Holdings, L.P.” initially for the purpose of holding another investment by CD&R Fund XI, and was subsequently repurposed to hold CD&R Fund XI’s (and its parallel funds’) investment in the Company. CD&R Corgi Holdings has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. CD&R VFC Holdings was formed in June 2015 for the purpose of holding CD&R Fund IX’s (and its parallel funds’) investment in a predecessor of the Company. The current purpose of CD&R VFC Holdings is to hold CD&R Fund IX’s (and its parallel funds’) existing investment in the Company. Each of CD&R Fund IX, CD&R Fund IX-A, CD&R Advisor Fund IX and CD&R Fund XI is a private equity fund that was formed for the purpose of achieving long-term capital growth through the provision of risk capital. CD&R Fund IX GP was formed for the purpose of serving as the general partner of CD&R Fund IX, CD&R Fund IX-A, CD&R Advisor Fund IX and other entities affiliated with CD&R Fund IX formed for the purpose of holding investments. CD&R Fund IX UGP was formed for the purpose of serving as the general partner of CD&R Fund IX and other entities affiliated with CD&R Fund IX formed for the purpose of holding investments, including CD&R VFC Holdings. CD&R Fund XI GP was formed for the purpose of serving as the general partner of CD&R Fund XI and other entities affiliated with CD&R Fund XI formed for the purpose of holding investments. CD&R Fund XI UGP was formed for the purpose of serving as the general partner of CD&R Fund XI GP and other entities affiliated with CD&R formed for the purpose of holding investments, including CD&R Corgi Holdings. CD&R was formed for the purpose of managing Clayton, Dubilier & Rice-sponsored private equity funds.

During the past five years, none of Parent, Merger Sub, CD&R Fund IX UGP, CD&R Fund XI UGP nor any of their respective directors or executive officers have been (1) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (2) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. For additional information, see “Other Important Information Regarding the CD&R Entities.”

You can find more information about Covetrus in the periodic reports and other information the Company files with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting of stockholders and the Merger. These questions and answers do not address all questions that may be important to you as a Covetrus stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in and incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On March 24, 2022, Covetrus entered into the Merger Agreement with Parent and Merger Sub. You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the Merger Agreement Proposal.

Q:	As a stockholder, what will I receive in the Merger?

A:

If the Merger is completed, you will be entitled to receive $21.00 in cash, without interest, for each share of Company common stock you own as of immediately prior to the Effective Time. For further information, see the section entitled “The Merger Agreement—Merger Consideration Received by Covetrus Stockholders,” beginning on page [●].

Q:	What are the material U.S. federal income tax consequences of the Merger?

A:

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined below in the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of Company common stock in the Merger generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Company common stock surrendered in the Merger. For more information, see the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●].

Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Q:	What will happen to outstanding Covetrus equity compensation awards in the Merger?

A:

For information regarding the treatment of outstanding Covetrus equity awards, see the section entitled “The Merger Agreement—Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page [●].

Q:	What will happen to the Company ESPP?

A:

For information regarding the treatment of the Company’s Employee Stock Purchase Plan (the “ESPP”), see the section entitled “The Merger Agreement—Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page [●].

Q:	When and where will the special meeting of stockholders be held?

A:

The special meeting of Covetrus stockholders will be held via live webcast on [●], 2022, at [10:00 a.m., Eastern Time]. The special meeting can be accessed by visiting [●], where you will be able to listen to the meeting live and vote online. We encourage you to allow ample time for online check-in, which will open at [9:45 a.m., Eastern Time]. Please have your control number to join the special meeting. Please note that you will not be able to attend the special meeting in person.

Q:	Who is entitled to vote at the special meeting?

A:

Only holders of record of Company common stock as of the close of business on [●], 2022, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. You will be entitled to one vote on each of the proposals presented in this proxy statement for each share of Company common stock that you own as of the close of business on the record date.

Q: What is the difference between being a “holder of record” and a “beneficial owner” of shares of Company common stock held in “street name”?

A: If, on the record date, your shares of Company common stock are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record.

If your shares of Company common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.”

Q:	What proposals will be considered at the special meeting?

A:	At the special meeting, you will be asked to consider and vote on:

•	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

•

a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transaction, including the Merger (the “Merger-Related Compensation Proposal”), as discussed in the section entitled “Special Factors—Interests of Directors and Executive Officers in the Merger,” beginning on page [●]; and

•

a proposal to adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement (the “Adjournment Proposal”).

You should read the section of this proxy statement entitled “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger” for a discussion of the factors that the Transaction Committee and the Board considered in deciding to recommend the approval of the Merger Agreement. See also the section entitled “Special Factors—Interests of Executive Officers and Directors of the Company in the Merger.”

Q:	What vote is required to approve each of the proposals?

A:

The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter. Abstentions and failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. Although the Board intends to consider the vote resulting from this proposal, the vote is advisory only and, therefore, is not binding on Covetrus or Parent or any of their respective subsidiaries, and, if the Merger Agreement is adopted by Covetrus stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be payable to our named executive officers even if this proposal is not approved. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy.

In addition, the Presiding Officer (as defined in the Amended and Restated Bylaws of Covetrus) or the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn such meeting to a later date and time. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

Q:	How does the Board recommend that I vote on the proposals?

A:

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” beginning on page [●]. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Covetrus stockholders generally. See the section entitled “Special Factors—Interests of Directors and Executive Officers in the Merger,” beginning on page [●].

Q:	How will CD&R vote the shares of Company common stock it holds?

A:

Pursuant to the Support and Rollover Agreement, CD&R VFC Holdings, which owns approximately 24.15% of the issued and outstanding shares of Company common stock, agreed to vote or cause to be voted any shares of Company common stock owned by it in favor of the Merger and the adoption of the Merger Agreement, each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Transactions, including the Merger, and the adjournment of any meeting of the Company’s stockholders in accordance with the Merger Agreement and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. For more information, see the section entitled “Support and Rollover Agreement.”

Q:	Do I need to attend the special meeting?

A:

No. It is not necessary for you to attend the special meeting in order to vote your shares. If you are a stockholder of record as of the record date, you may vote by mail, by telephone or through the internet, as described in more detail below. If you are a “street name” holder of shares, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your shares of Company common stock to be voted at the special meeting, as described in more detail below.

Q:	How many shares of Company common stock need to be represented at the special meeting?

A:

The presence at the special meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority in voting power of the shares of Company common stock entitled to vote at the meeting constitutes a quorum for the purpose of considering the proposals.

As of [●], 2022, there were [●] shares of Company common stock outstanding. If you are a Covetrus stockholder as of the close of business on the record date and you vote by mail, by telephone, through the internet or at the special meeting via the virtual meeting website, you will be considered part of the quorum.

If you are a “street name” holder of shares of Company common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. If you are a “street name” holder of shares of Company common stock and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

All shares of Company common stock held by stockholders that attend the special meeting via the virtual meeting website, or are represented by proxy, and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders have indicated on their proxy that they are abstaining from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned.

Q:

Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to Covetrus’ named executive officers that is based on or otherwise relates to the Merger?

A:

In July 2010, the SEC adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the Merger. In accordance with the rules promulgated under Section 14A of the Exchange Act, Covetrus is providing its stockholders with the opportunity to cast a non-binding advisory vote on compensation that may be paid or become payable to Covetrus’ named executive officers in connection with the Merger. For additional information, see the section entitled “Proposal 2: Merger-Related Compensation Proposal,” beginning on page [●].

Q:	What will happen if Covetrus stockholders do not approve the Merger-Related Compensation Proposal?

A:

The vote to approve the Merger-Related Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Approval of the Merger-Related Compensation Proposal is not a condition to completion of the Merger, and it is advisory in nature only, meaning that it will not be binding on Covetrus or Parent or any of their respective subsidiaries. Accordingly, if the Merger Agreement is adopted by Covetrus’ stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be payable to our named executive officers even if this proposal is not approved.

Q:	What do I need to do now? How many votes do I have?

A:

After carefully reading and considering the information contained in this proxy statement and the Annexes attached to this proxy statement, please vote your shares of Company common stock in one of the ways described below as soon as possible. You will be entitled to one vote for each share of Company common stock that you owned on [●], 2022, the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may vote by:

•	submitting your proxy by completing, signing and dating each proxy card you receive and returning it by mail in the enclosed prepaid envelope;

•	submitting your proxy by using the telephone number printed on each proxy card you receive;

•	submitting your proxy through the internet voting instructions printed on each proxy card you receive; or

•

casting your vote at the special meeting via the virtual meeting website. Any stockholder can virtually attend the special meeting by visiting [●], where stockholders will be able to listen to the meeting live and vote online. The special meeting starts at [10:00 a.m., Eastern Time]. We encourage you to allow ample time for online check-in, which will open at [9:45 a.m., Eastern Time]. Please have your control number to join the special meeting. Instructions on who can attend and participate via internet, including how to demonstrate proof of stock ownership, are posted at [●].

Submitting your proxy by mail, by telephone or through the internet will not prevent you from casting your vote at the special meeting via the virtual meeting website. You are encouraged to submit a proxy by mail, by telephone or through the internet even if you plan to attend the special meeting via the virtual meeting website to ensure that your shares of Company common stock are represented at the special meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Q:	What is the deadline for voting my shares of Company common stock?

A:	If you are submitting your proxy by telephone or through the internet, your voting instructions must be received by 11:59 p.m., Eastern Time on [●], 2022.

If your shares of Company common stock were purchased through the ESPP and are held through your account with Continental Stock Transfer & Trust Company, you must vote such shares by 11:59 p.m. Eastern Time on [●], 2022.

If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m. Eastern Time on [●], 2022. You may also attend the special meeting virtually. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.

Q:	If my shares are held for me by a bank, broker, trust or other nominee, will my bank, broker, trust or other nominee vote those shares for me with respect to the proposals?

A:

Your bank, broker, trust or other nominee will NOT have the power to vote your shares of Company common stock at the special meeting unless you provide instructions to your bank, broker, trust or other nominee on how to vote. You should instruct your bank, broker, trust or other nominee on how to vote your shares with respect to the proposals, using the instructions provided by your bank, broker, trust or other nominee. You may be able to vote by telephone or through the internet if your bank, broker, trust or other nominee offers these options.

Q:	What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:

Your bank, broker, trust or other nominee will NOT be able to vote your shares of Company common stock unless you have properly instructed your bank, broker, trust or other nominee on how to vote. Because the Merger Agreement Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Furthermore, your shares of Company common stock will not be included in the calculation of the number of shares present at the special meeting for purposes of determining whether a quorum is present.

Q:	May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the internet?

A:

Yes. You may revoke your proxy or change your vote at any time before it is voted at the special meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy delivered to Margaret Pritchard, Secretary, Covetrus, Inc., 7 Custom House Street, Portland, Maine 04101. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. Alternatively, your proxy may be revoked or changed by attending the special meeting via the virtual meeting website and voting at the meeting. However, simply attending the special meeting without voting will not revoke or change your proxy. “Street name” holders of shares of Company common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

If you have instructed a bank, broker, trust or other nominee to vote your shares of Company common stock, you must follow the instructions received from your bank, broker, trust or other nominee to change your vote.

All properly submitted proxies received by us before the special meeting that are not revoked or changed prior to being exercised at the special meeting will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.

Q:	What does it mean if I receive more than one proxy card?

A:

If you receive more than one proxy card, it means that you hold shares of Company common stock that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares of Company common stock are voted, you will need to submit your proxies by mailing in each proxy card you receive or by telephone or through the internet by using the different voter control number(s) on each proxy card.

Q:	What is householding and how does it affect me?

A:

The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of Company common stock, you may have already received a householding notification. For additional information, see the section entitled “Householding of Proxy Material,” beginning on page [●].

Q:	What happens if I sell my shares of Company common stock before the special meeting?

A:

The record date for the special meeting is earlier than the expected date of completion of the Merger. If you own shares of Company common stock as of the close of business on the record date but transfer your shares prior to the special meeting, you will retain your right to vote at the special meeting, but the right to receive the Merger Consideration will pass to the person who holds your shares as of immediately prior to the Effective Time.

Q:	May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:

Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, holders of record of shares of Company common stock who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the Merger is completed. Appraisal rights only will be available to these holders if they deliver a written demand for an appraisal to Covetrus prior to the vote on the Merger Agreement Proposal at the special meeting and they comply with the procedures and requirements set forth in Section 262 of the DGCL, which are summarized in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a stockholder would be entitled to receive under the terms of the Merger Agreement. A copy of Section 262 of the DGCL is included as Annex D to this proxy statement. For additional information, see the section entitled “Appraisal Rights,” beginning on page [●].

Q:	If I hold my shares of Company common stock in certificated form, should I send in my stock certificates now?

A:

No. Shortly after the Merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your stock certificates. You must return your stock certificates in accordance with such instructions in order to receive the Merger Consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATE(S) NOW.

Q:	When is the Merger expected to be completed?

A:

We and Parent are working toward completing the Merger as quickly as possible. We currently anticipate that the Merger will be completed during the second half of 2022, but we cannot be certain when or if the conditions to the Merger will be satisfied or, to the extent permitted, waived. The Merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including the adoption of the Merger Agreement by Covetrus stockholders. For additional information, see the section entitled “The Merger Agreement—Conditions to the Merger,” beginning on page [●].

Q:	What happens if the Merger is not completed?

A:

If the Merger Agreement Proposal is not approved by the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter, or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your shares of Company common stock. Instead, Covetrus will remain a public company, and Company common stock will continue to be registered under the Exchange Act and listed and traded on NASDAQ. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of shares of Company common stock will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of Company common stock.

In addition, if the Merger Agreement is terminated under specified circumstances, Covetrus is required to pay Parent a termination fee of $88,315,000. The Merger Agreement also provides that Parent may be required to pay Covetrus a termination fee of $197,950,000 if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement-Termination Fees,” beginning on page [●].

For additional information, see the section entitled “Special Factors—Consequences if the Merger is Not Completed,” beginning on page [●].

Q:	Where can I find the voting results of the special meeting?

A:

The Company will publish final voting results from the special meeting in a Current Report on Form 8-K to be filed with the SEC following the special meeting. For more information, please see the section entitled “Where You Can Find More Information.”

Q:	Are there any requirements if I plan on attending the special meeting?

A:

The special meeting will be held via live webcast only. Any Covetrus stockholder can virtually attend the special meeting by visiting [●], where Covetrus stockholders will be able to listen to the meeting live and vote online. The special meeting starts at [10:00 a.m., Eastern Time], on [●], 2022. We encourage you to allow ample time for online check-in, which will open at [9:45 a.m., Eastern Time]. If you are a stockholder of record of shares of Company common stock, in order to be able to enter the special meeting you will need the control number included on your proxy card. If you hold your shares in “street name,” in order to be able to enter the special meeting you will need the control number included with your voting instruction card and voting instructions you received from your broker, bank or other nominee of your shares. Instructions on how to attend and participate online are also posted online at [●].

Q:	Where can I find more information about Covetrus?

A:

Covetrus files periodic reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. For a more detailed description of the information available, see the section entitled “Where You Can Find More Information,” beginning on page [●].

Q:	Who can help answer my questions?

A:

For additional questions about the Merger, assistance in submitting proxies or voting shares of Company common stock, or additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the U.S. and Canada may call toll-free at: (866) 239-1762

Stockholders in other locations may call: +1 (412) 232-3651

Banks and brokers may call collect at: (212) 750-5833

If your shares are held for you by a bank, broker, trust or other nominee, you should also call your bank, broker, trust or other nominee for additional information.

Q: May stockholders ask questions at the special meeting?

Yes. Representatives of the Company will answer stockholders’ questions of general interest following the meeting. Questions can be asked by entering the question into the question and answer text box once in the virtual meeting. A representative of the Company will read the question allowed prior to responding. The questions and answers will be posted on the Company’s website on the same page as other investor presentations for thirty days after the special meeting. In case of technical issues, stockholders may call the technical support phone number(s) provided on the login page of the virtual shareholder meeting site.

SPECIAL FACTORS

Overview

Covetrus is seeking the adoption by its stockholders of the Merger Agreement. Under the terms of the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Covetrus. Covetrus will survive the Merger as a wholly owned subsidiary of Parent. The Transaction Committee has approved and recommended to the Board the Merger Agreement Proposal, and the Board has approved the Merger Agreement and unanimously recommends that Covetrus stockholders vote “FOR” the Merger Agreement Proposal.

At the Effective Time, each share of Company common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than shares of Company common stock (i) owned by Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) owned by Covetrus as treasury stock and (iii) owned by Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL), will be converted into the right to receive $21.00 in cash, without interest thereon.

Following the completion of the Merger, Covetrus will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent.

Background of the Merger

The Board, together with the Company’s management, regularly reviews and discusses the Company’s performance, risks, strategy and opportunities, as well as its competitive environment and trends. As part of this periodic review and assessment, from time to time, the Board and the Company’s management consider potential strategic alternatives, including strategic acquisitions and divestitures, and may receive inquiries from third parties seeking to determine the Company’s interest in a sale transaction in whole or in part.

CD&R VFC Holdings became the beneficial owner of approximately 10.1% of the outstanding shares of the Company common stock as a result of the February 2019 transaction between Henry Schein and Direct Vet Marketing, Inc., which created the Company and resulted in CD&R’s investment in Direct Vet Marketing, Inc. being exchanged for common stock in the Company. In connection with the closing of the 2019 transaction, Ravi Sachdev, a CD&R partner, became a director of the Company.

In an effort to strengthen the Company’s liquidity position and balance sheet, the Company, with the assistance of financial advisors Ardea Partners LP and Goldman Sachs, in early 2020 reached out to parties it believed could potentially be interested in a preferred equity investment in the Company. Following negotiations between the Company and several parties, on April 30, 2020, the Company entered into an investment agreement (the “Investment Agreement”) with CD&R VFC Holdings pursuant to which CD&R VFC Holdings agreed to purchase 250,000 shares of the Company’s Convertible Series A Preferred Stock (the “Private Placement”). In May 2020, as a result of the closing of the Private Placement, CD&R VFC Holdings’ shareholding increased to the equivalent of approximately 25% of the outstanding shares of Company common stock on an as-converted basis. In connection with the Private Placement and pursuant to the Investment Agreement, the Board increased in size to elect an additional director, to be nominated by CD&R VFC Holdings and mutually agreed by the Company and CD&R VFC Holdings. Shortly after the closing of the Private Placement, CD&R partner Sandra Peterson became a director of the Company. Effective November 18, 2020, all of CD&R VFC Holdings’ shares of Convertible Series A Preferred Stock had been converted into shares of Company common stock pursuant to the terms of the certificate of designation, resulting in CD&R VFC Holdings owning 33,670,541 shares of Company common stock.

The Investment Agreement includes a standstill provision (the “Standstill Agreement”) that, among other things, prohibits CD&R and its affiliates from increasing their ownership stake in the Company or making an acquisition proposal of any kind to the Company without prior Board approval. From time to time, CD&R has considered alternatives for its investment in the Company, including the possibility of selling the Company common stock held by CD&R VFC Holdings or participating in some other form of transaction involving the Company. In August 2021, following the receipt by the Company of unsolicited inquiries from a few financial sponsors regarding the potential sale of the Company, Mr. Sachdev discussed with Benjamin Wolin, President and Chief Executive Officer of the Company, CD&R’s possible interest in having the Board explore potential strategic alternatives that may be available to the Company, including the acquisition of all of the outstanding shares of Company common stock by a third-party buyer or potentially by CD&R, although no proposal regarding an acquisition of additional shares of Company common stock was made by Mr. Sachdev. Mr. Wolin discussed with Philip Laskawy, Chairman of the Board, his discussion with Mr. Sachdev, and thereafter, Mr. Sachdev discussed CD&R’s perspectives on the receipt by the Company of unsolicited inquiries from financial sponsors, at a meeting of the Board held on September 20, 2021. Following discussions with the Board in September 2021, representatives of the Company’s management contacted Goldman Sachs and Lincoln International (“Lincoln”, together with Goldman Sachs, the “Financial Advisors”), based upon their respective reputations, qualifications, experience in mergers and acquisitions, financial analyses, financing and capital markets and familiarity with the Company and the industry in which the Company operates, to assist the Company in developing a preliminary view with respect to the Company’s valuation, the market generally and potential strategic alternatives, if any, that may be available to the Company.

At a meeting on September 23, 2021, the Board (other than the Recused Directors) reviewed with representatives of its legal advisor and Lincoln, the fact that the Company had received certain unsolicited indications of interest, and potential benefits and considerations in connection with pursuing any such indications, including the risk of a leak. The representatives of Lincoln discussed with the Board considerations regarding process and timing with respect to a review of potential strategic alternatives, as well as an initial list of potential counterparties that might have interest and capacity to engage in such a transaction. Following discussion regarding potential strategic alternatives, including continuing to execute on the Company’s plan on a standalone basis and the potential benefits of each alternative, the Board determined it would continue to review additional information to be prepared by management and its financial advisors at its next meeting.

At a meeting on September 30, 2021, the Board reviewed, together with its legal advisor and Goldman Sachs, the Company’s financial analyses, the market generally and potential strategic alternatives, if any, that may be available to the Company, including the possibility of exploring a transaction with a third-party buyer or potentially with CD&R. The Recused Directors (Ms. Peterson and Mr. Sachdev) recused themselves from participation in the Board’s discussion given the possibility that, if the Board were to explore a sale of the Company, CD&R could be among the parties that could be interested in participating in such a transaction. For that reason, references to the Board in this section of this proxy statement, unless otherwise specified, are to the Board without the participation of the Recused Directors. The Board discussed whether to engage with the parties that had expressed an interest in pursuing a transaction and, if so, whether to approach additional potential counterparties. Following discussion, the Board determined that the Company should not solicit indications of interest from potential acquirors at such time and should inform CD&R that the Company was not for sale, but that CD&R could receive limited due diligence materials, pursuant to the terms of the confidentiality provisions in the Investment Agreement, in order to permit CD&R to further develop its views regarding the Company. Following the Board meeting, Messrs. Laskawy and Wolin informed Mr. Sachdev of the Board’s determination.

At a meeting on October 25, 2021, the Board again met with representatives of Goldman Sachs to further discuss Goldman Sachs’s preliminary presentation to the Board in September, including in respect of market and industry conditions and their preliminary perspectives on financial analyses. Mr. Wolin discussed with the Board the fact that CD&R had, during the course of the prior weeks, asked certain follow-up questions related to due diligence matters, which the Company answered, but that the Company had not yet received any proposal from CD&R.

In late October 2021, Mr. Sachdev communicated to Mr. Wolin that he and Ms. Peterson would like the opportunity to speak with the other members of the Board regarding their perspectives on the Company. At a regularly scheduled Board meeting on November 4, 2021, the Board discussed Mr. Sachdev’s request of Mr. Wolin. After discussion, the Board requested that Mr. Wolin coordinate with Mr. Sachdev and Ms. Peterson a time for them to share their perspectives on the Company.

At a Board meeting on November 24, 2021, which Mr. Sachdev and Ms. Peterson attended, Mr. Sachdev discussed with the Board CD&R’s perspectives on the Company’s business, including with respect to competition and potential growth strategies for the Company. In addition, Mr. Sachdev indicated that CD&R continued to consider alternatives for its investment in the Company, including the possibility of selling the Company common stock held by CD&R VFC Holdings, depending on price and terms, as well as acquiring all of the outstanding shares of Company common stock not then owned by CD&R VFC Holdings. Mr. Sachdev confirmed to the Board that CD&R did not have a proposal to make to the Company at that time and, prior to the making of any such proposal, the Board would need to waive the Standstill Agreement. Following that discussion, Mr. Sachdev and Ms. Peterson departed the meeting, and the rest of the Board continued its discussion regarding the conversation with Mr. Sachdev and Ms. Peterson, including in connection with Mr. Sachdev’s indication that CD&R may be supportive of transactions involving the sale of all outstanding shares of Company common stock, including shares of Company common stock then owned by CD&R VFC Holdings, to a third party, as well as a transaction involving the sale of all outstanding shares of Company common stock other than those then owned by CD&R VFC Holdings, in each case, depending upon price and terms.

At a meeting on December 3, 2021 with members of management and representatives of the Company’s legal advisor and Goldman Sachs participating, the Board discussed with management, among other things, the Company’s long-range business plan and potential challenges that might impact the Company’s execution of its business plan and the Company’s business generally, including customer consolidation, suppliers “going direct”, increased market competition, the performance of the Company’s compounding business and certain strategic business initiatives. Management also discussed with the Board certain potential opportunities with respect to the Company’s business, including the ability to leverage data to stabilize supplier economics and market share capture opportunities for generics and proprietary branded products. The Board then continued its discussions with management and representatives of Goldman Sachs regarding the Company’s business and the market and a range of potential strategic alternatives for the Company, including continuing to execute on the Company’s strategic plan, divestiture of non-core assets, return of capital to stockholders (either through a sale of the whole Company or a sale of its parts), as well as a potential timeline for a process to explore strategic alternatives, including a sale of the Company, and the identity of potential parties who might be interested in a transaction involving the Company and capable of acquiring the Company.

Following the December 3, 2021 Board meeting, Mr. Sachdev indicated to Mr. Wolin and Mr. Laskawy that, if the Board were to consider exploring a sale of the Company, CD&R’s preliminary view on the value of the Company at that time was in the range of $24.00 per share (which represented an approximately 43% premium to the closing price of $16.79 of the Company common stock on December 3, 2021). Mr. Wolin relayed this communication to other members of the Board and, as a result, the Board established the Transaction Committee, comprising Mr. Laskawy, Mark Manoff and Sharon Wienbar, each of whom is an independent member of the Board, unaffiliated with CD&R, to, among other things, review and evaluate strategic alternatives that might be available to the Company.

On December 9, 2021, the Board held a meeting attended by members of the Company’s management and representatives of Goldman Sachs and the Company’s legal advisors, at which, among other things, the Board received an update from representatives of Goldman Sachs on the recent performance of the Company’s stock price and preliminary financial analyses considerations, and continued their discussion from prior meetings regarding various strategic alternatives, as well as process and timing considerations with respect to such alternatives, including a divestiture of the Company’s international distribution business, a sale of the Company and an investment in certain areas of the Company’s business. The Board also discussed with management and its advisors the preliminary view on the value of the Company that had been communicated by CD&R to Mr. Laskawy and Mr. Wolin. After deliberations and discussions, the Board determined that it was in the best interests of the Company and its stockholders to initiate a process to explore strategic alternatives, including a potential sale of the Company. Therefore, the Board directed the Company’s management to formally retain Goldman Sachs and Lincoln as the Company’s financial advisors (subject to negotiating an acceptable engagement letter with each), in each case, based upon their respective reputations, qualifications, experience in mergers and acquisitions, financial analyses, financing and capital markets and their familiarity with the Company. As part of this process, the Board authorized and directed the Financial Advisors to contact parties that might be interested in a potential strategic transaction with the Company, with the Transaction Committee providing guidance, oversight and support in connection with this process. During that period, Mr. Wolin, Mr. Laskawy and Mr. Sachdev further discussed CD&R’s preliminary view on the value of the Company communicated on December 3, 2021.

On December 23, 2021, the Transaction Committee met with representatives of the Company’s Financial Advisors and legal advisors, as well as management to discuss, among other things, process and timing considerations with respect to strategic alternatives that might be available to the Company, including a potential sale of the Company. Representatives of the Financial Advisors provided the Transaction Committee with an overview of a sale process, including an overview of the workstreams associated with the sale process, as well as a list of potential parties who might be interested and capable of engaging in a transaction involving the Company. The members of the Transaction Committee discussed and considered the likely timing of such a sale process. During the course of the discussion, Mr. Wolin informed the Transaction Committee that he had received an unsolicited indication of interest from a party with respect to the potential acquisition of the Company’s SmartPak business, and the Transaction Committee discussed with management and its advisors the impact of a sale of the SmartPak business on the Company, including the potential to dilute the Company’s technology segment financial performance. However, the Transaction Committee concluded that, if the third party proposed a compelling financial offer, the Transaction Committee and the Board would entertain such a proposal. Following discussion, the Transaction Committee directed the Financial Advisors to finalize the proposed list of potential parties, as well as work with management regarding the outreach script and the preparation of an initial data room.

In December 2021 and January 2022, the Company, with the assistance of the Financial Advisors, prepared materials for a potential sale process, including a management presentation, supplemental financial information, and a financial model, in advance of initial outreach to potential interested parties. The Company and the Financial Advisors also prepared a list of potential strategic companies and financial sponsors who might be interested in and capable of executing a transaction with the Company, for discussion with and approval by the Board.

Between January 3, 2022 and February 11, 2022, the Transaction Committee held several meetings with the Company’s management and representatives of the Financial Advisors and Weil, Gotshal & Manges LLP, its legal advisor (“Weil”), to discuss the process to review strategic alternatives, including a potential sale, during which Goldman Sachs provided updates on the process, including the level of interest initially expressed by potential parties. During this time, the Company’s Financial Advisors and Weil also discussed with CD&R the role that CD&R would play in the sale process, and CD&R agreed that it would not participate formally in the process at that time but would be willing to speak with potentially interested parties if requested to do so by, and subject to the prior approval of, the Transaction Committee.

During January 2022, representatives of the Financial Advisors, at the direction and on behalf of the Company, conducted a broad outreach to potential parties, which together with inbound contacts, resulted in the Financial Advisors engaging with 24 parties, five of which were strategic companies (including Company A (as defined below) but contact with Company A began in February, as described below)) and nineteen of which were financial sponsors (not including CD&R, but including each of the financial sponsors who made unsolicited inquiries in August 2021), regarding a potential strategic transaction with the Company. Of the 24 parties, the Company signed confidentiality agreements with 17 parties (including TPG, which entered into a confidentiality agreement with the Company on February 7, 2022), and each confidentiality agreement included a customary standstill provision. Other parties that the Financial Advisors contacted declined to participate in the process for a variety of reasons, including the complexity of the business, concerns regarding potential challenges facing the distribution business and the impact of consolidation. Each party that signed a confidentiality agreement was provided access to certain non-public materials regarding the Company’s business and operations and a call with members of the Company’s management team. Of the 17 parties, four declined to participate further in the process for various reasons including other business priorities and the size of the investment required by the potential transaction. On February 15, 2022, the Transaction Committee and the Company’s advisors relayed to the Board an overall summary update of the process.

On February 9, 2022 and February 16, 2022, the Company entered into engagement letters with Goldman Sachs and Lincoln, respectively, formalizing the engagement of the Financial Advisors to act as the Company’s co-financial advisors to, among other things, assist the Company in evaluating strategic alternatives for the Company, including a potential sale of the Company.

During February and early March 2022, members of the Company’s management team held management presentations and Q&A sessions (with two strategic companies and 15 financial sponsors, including TPG) and subsequent diligence sessions at certain of which representatives of the Financial Advisors participated, as did advisors of the strategic companies and financial sponsors. Management did not conduct a management presentation with CD&R, but did hold a Q&A session at which CD&R received an update on current performance trends.

On February 18, 2022, at the direction of the Company, representatives of the Financial Advisors delivered a process letter to the 12 remaining parties (comprising two strategic companies and 10 financial sponsors, including TPG but not including CD&R) that had signed confidentiality agreements and participated in management meetings with the Company requesting that each party submit a non-binding written proposal with respect to a strategic transaction with the Company by no later than March 9, 2022. On February 24, 2022, representatives of the Financial Advisors sent an additional process letter to one financial sponsor who executed a confidentiality agreement after the February 18, 2022 distribution.

During the course of February 2022, a representative of a strategic party (“Company A”), which has a commercial relationship with the Company, contacted Mr. Sachdev regarding pursuing a potential transaction involving the Company, as a result of hearing that the Company may be exploring strategic alternatives. Following that discussion, Mr. Sachdev informed Mr. Wolin of the contact, and they briefly discussed how Company A’s interest could potentially impact the Company’s general strategic plans, irrespective of whether a transaction with Company A or any other party was ultimately pursued. Mr. Wolin thereafter informed Mr. Laskawy of the discussion with Mr. Sachdev, and Messrs. Wolin and Laskawy discussed the possibility of a transaction with Company A and the considerations that could arise given Company A’s existing commercial relationship with the Company. Following that discussion, Mr. Wolin had several discussions with representatives of Company A, and Company A was invited to participate in the Company’s process to review strategic alternatives.

On March 9, 2022, the deadline for submitting indications of interest in connection with the sale process, TPG submitted a non-binding written proposal to acquire all of the shares of Company common stock for a purchase price in the range of $21.00 to $22.00 per share in cash, subject to TPG’s completion of its due diligence. TPG was the only party that submitted a non-binding written proposal to acquire all of the shares of Company common stock by the deadline reflected in the process letter.

On March 15, 2022, a representative of Company A called a representative of Goldman Sachs to indicate that an offer for the acquisition of the Company’s global technology business (the “GTS Business”) for cash consideration in an enterprise value range of between $1.6 billion and $1.8 billion would be forthcoming.

On March 17, 2022, the Board held a meeting attended by members of the Company’s management and representatives of the Financial Advisors and Weil, as well as Mr. Sachdev and Ms. Peterson who attended a portion of the meeting. At the beginning of the meeting Mr. Sachdev shared CD&R’s perspective on the Company’s business. Following that discussion, Mr. Sachdev and Ms. Peterson departed the meeting, and the Board received an update on the status of the sale process, including the outreach and due diligence that had occurred to date. At the meeting, representatives of Goldman Sachs reviewed with the Board a summary of the outreach efforts and feedback received from parties who had declined to move forward. The representatives of Goldman Sachs also discussed with the Board changes in the market that had occurred since the previous Board meeting, including an approximate 10% decline in the equity markets since December 2021, significant volatility in the equity markets in 2022, increases in interest rates, geopolitical tension and the fact that equity market valuations were depressed relative to recent historical valuations, with the S&P 500 EV/EBITDA multiple being down 1.6x since December 7, 2021, and also discussed with the Board the Company’s stock price performance over the same period. Representatives of Goldman Sachs also discussed with the Board that Company A indicated a proposal for the acquisition of the GTS Business in an enterprise value range of between $1.6 billion and $1.8 billion was forthcoming. Goldman Sachs further discussed with the Board and management that Company A had been highly engaged and had indicated that it was interested in exploring a potential transaction. The Board, management and the advisors discussed key considerations with respect to the process, including timing, engagement of the potential buyers, strategies for creating competitive tension to try and drive the most successful outcome, whether there were other parties (in particular financial sponsors) who might be interested in acquiring the Company’s distribution business that could be partnered with Company A to facilitate a transaction involving the entire company, the risks of not reaching a successful outcome of the sale process, the possibility of separating the distribution and technology businesses, and considerations of the alternatives currently available. After deliberations and discussions, the Board determined that it was in the best interests of the Company and its stockholders to continue with the sale process and directed Goldman Sachs to both identify financial sponsors who might be interested in partnering with Company A, and to work with Company A to try and improve its valuation in order to provide a compelling price for the GTS Business. Later that day, the Transaction Committee met with representatives of management, the Financial Advisors and Weil to discuss next steps with respect to Company A, and strategies to maximize the value for the Company and the stockholders related to a transaction with Company A.

Following the Board meeting on March 17, 2022, Company A sent a non-binding written proposal for the acquisition of the GTS Business for cash consideration in an enterprise value range of between $1.6 billion and $1.8 billion, or approximately 18x to 21x their 2022 projected pro forma adjusted EBITDA for the GTS Business. Representatives of Goldman Sachs contacted representatives of Company A and provided the feedback from the Board meeting.

On March 20, 2022, a representative of Company A contacted a representative of Goldman Sachs and provided an updated verbal indication of interest to acquire the GTS Business for cash consideration in the range of $1.85 billion to $2.05 billion, subject to confirmatory due diligence, which increased offer reflected revised assumptions regarding corporate allocations, the exclusion of a particular product line, to which a lower multiple had been assigned and a willingness to increase the multiple they would ascribe to the GTS Business.

On March 22, 2022, the Transaction Committee held a meeting attended by members of the Company’s management and representatives of Goldman Sachs and Weil to discuss, among other things, the Company A proposal from March 20, 2022. The Transaction Committee asked questions of management and the advisors regarding Company A’s proposal and the likelihood of finding a financial sponsor to partner with Company A. Following discussion, the Transaction Committee directed Goldman Sachs to prepare a preliminary analysis regarding what they thought Company A could pay for the GTS Business, and requested that management and Goldman Sachs conduct an analysis with respect to a transaction with Company A that would leave behind a public company distribution business, and the considerations associated with such a transaction. The Transaction Committee also requested that the advisors discuss with CD&R to understand CD&R’s current views on valuation, given the changes in the stock market and the economy generally.

On April 4, 2022, the Transaction Committee held a meeting, attended by members of the Company’s management and representatives of the Financial Advisors and Weil, as well as Mr. Sachdev and Ms. Peterson as representatives of CD&R. The CD&R representatives had been invited to attend the meeting to share CD&R’s current views on valuation. At the meeting, the representatives of CD&R communicated to the Transaction Committee that, if invited to make a proposal by the Board and subject to the Board granting a waiver of the Standstill Agreement, CD&R would be prepared to consider exploring a potential transaction at a valuation in the range of $21.00 to $22.00 per share of Company common stock (which represented a 23% to 29% premium to the closing price of $17.01 of the Company common stock on April 1, 2022). Mr. Sachdev discussed with the Transaction Committee the reasons for the view on valuation, including the increased cost of capital, as well as challenges facing the Company, including with respect to consolidation in its end-markets. Mr. Sachdev also informed the Transaction Committee that if CD&R were to move forward with exploring a possible transaction, it would need to partner with another financial sponsor and that it was willing to explore a possible transaction with a number of financial sponsors, including TPG. The members of the Transaction Committee and representatives of CD&R then discussed certain other matters regarding a possible transaction, and following that discussion, the representatives of CD&R left the meeting.

After the CD&R representatives left the meeting, the Transaction Committee discussed the Company A proposal and the possibility of exploring a transaction within the range of values communicated by CD&R. The Transaction Committee also discussed potential responses and options to proceed with the potential parties with management and the Company’s advisors, as well as the Company’s recent financial performance. The Transaction Committee and Goldman Sachs also discussed the possibility that a particular financial sponsor who had declined to move forward in the broader sale process, but who might have an interest in acquiring the Company’s distribution business, based on its investment history, might serve as a potential partner for Company A, so that a sale of the entire company could be accomplished. The Transaction Committee requested that Goldman Sachs connect with the financial sponsor (“Financial Investor A”) to ascertain its level of interest and to determine its willingness to partner with Company A, and determined that these matters would be discussed with the whole Board at the upcoming meeting and that it would be appropriate for the CD&R representatives to be invited to that meeting to discuss CD&R’s current views on valuation with the full Board. The Transaction Committee reconvened with its advisors on April 6, 2022 to briefly discuss the updates the Board would receive the following day.

On April 7, 2022, the Board held a meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, as well as, for certain portions, Mr. Sachdev and Ms. Peterson as representatives of CD&R. During the meeting, the Board (including the Recused Directors) received an update from Mr. Wolin on the performance of the Company. In addition, the CD&R representatives discussed with the Board CD&R’s current views on valuation and the reasons for their revised valuation relative to what they had communicated in December, including increased interest rates, higher financing costs and equity market deterioration. Following such discussion, Mr. Sachdev and Ms. Peterson departed the meeting.

The Board then discussed CD&R’s revised views on valuation and the factors identified by the CD&R representatives for its revised views, as well as the Company’s recent financial performance, the Company’s headwinds and tailwinds and the trends management was seeing both with respect to the Company and companies in similar industries. The Board also discussed the proposal from Company A and the viability of a sale of just the GTS Business. The Board further discussed the interest of Financial Investor A and potential partnering between Financial Investor A and Company A, as well as a partnering of CD&R and TPG, in each case, in order to achieve a sale of the entire Company. At the meeting, representatives of Goldman Sachs reviewed with the Board a financial overview of the valuation range communicated by CD&R and the proposal from Company A, and reviewed with the Board the fact that they had approached another company to see whether it would be interested in a distribution-only transaction, but that that company had declined. After deliberations and discussions, the Board determined that it was in the best interest of the Company and its stockholders to continue the process of exploring a sale, and that it would be beneficial to that process to allow CD&R to partner with TPG and to try and facilitate a partnering of Financial Investor A and Company A.

Following the Board meeting on April 7, 2022, a representative of Goldman Sachs informed representatives of CD&R and TPG that they could proceed with discussions regarding potentially partnering together to make a proposal to acquire the Company. Additionally, on April 8, 2022, a representative of Goldman Sachs invited Financial Investor A into the sale process. On April 8, 2022, a representative of Goldman Sachs spoke with representatives of CD&R and TPG to communicate details on the process going forward.

Following the communication from the representative of Goldman Sachs, CD&R and TPG began their joint due diligence efforts. At the invitation of the Company, during April and May 2022, the Company’s management team, advisors to the Company, CD&R, TPG and representatives and advisors of CD&R and TPG, including Debevoise & Plimpton LLP (“Debevoise”), legal counsel to CD&R and TPG, held several due diligence meetings on subject areas including finance, strategy, product and technology, human resources, network, information technology, intellectual property, corporate governance, material contracts, regulatory, tax, data privacy, real estate, sanctions and compliance.

On April 14, 2022, the Transaction Committee met with representatives of the Company’s management, Goldman Sachs and Weil to discuss the partnership of Company A and Financial Investor A and directed the Financial Advisors and the Company’s management to facilitate due diligence for both parties. Later that day, the Company’s management, Goldman Sachs and Weil held a meeting with Financial Investor A and Company A to discuss due diligence and process going forward.

On April 15, 2022, Financial Investor A informed representatives of Goldman Sachs that it was not interested in pursuing an acquisition of the Company’s distribution business (nor an acquisition of the whole Company). As a result, Company A did not have a party with whom to partner to acquire the portions of the Company’s business that were not included in Company A’s GTS Business proposal.

On April 16, 2022, the Transaction Committee met with representatives of Goldman Sachs and Weil to discuss, among other things, the fact that Sponsor A had determined not to move forward with its evaluation of a potential transaction involving the Company and the implications that that determination had with respect to a potential transaction with Company A. The Transaction Committee also discussed and considered with the advisors next steps with respect to Company A, including whether there were other potential partners for Company A and negotiation strategies to obtain the maximum value for the Company in connection with a transaction with Company A, particularly in light of relevant tax considerations. The Transaction Committee requested that representatives of Goldman Sachs prepare materials to discuss with the Board at its upcoming meeting that include a calculation of illustrative net proceeds that would be recognized from a sale of the GTS Business, given the costs of separation and tax leakage identified by the Company’s management, and indicative values resulting from financial analyses of the “whole company.”

On April 20, 2022, Goldman Sachs made an initial draft of the Merger Agreement available in the virtual data room.

Also on April 20, 2022, the Board held a meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which, among other things, the Board received an update on the sale process, including the discussions with CD&R, TPG and Company A, as well as the update that Financial Investor A determined not to proceed with a potential acquisition of the Company’s distribution business, and due diligence that had occurred to date. The Board also received an overview from representatives of Goldman Sachs on the benefits and considerations of a sale of the whole Company, a sale of just the GTS Business (leaving a distribution-only public company remaining thereafter, including the tax implications thereof) and continuing to execute on the Company’s strategic plan on a standalone basis. The Board discussed with the representatives of Goldman Sachs and Weil the considerations and challenges of being a standalone distribution-only public company, including the likely valuation the public markets would ascribe to such a business and the challenges of separating the Company’s businesses in such a manner, the proceeds that would be received from the sale of the GTS Business and another product line in order to achieve the same valuation as a sale of the whole Company at various valuations (taking into account tax costs), and how that compared to the proposal from Company A, as well as the length of time it could take to consummate such a transaction and the execution risk associated with such a transaction, including as a result of regulatory approvals. The Board also discussed with the representatives of Goldman Sachs whether there were other potential parties, including CD&R, that may be interested in partnering with Company A. After deliberations and discussions, the Board determined that it was in the best interest of the Company to continue discussions with CD&R and TPG and with Company A regarding the possibility of a potential strategic transaction, and instructed the advisors to set a timeline for the remaining interested parties to make their proposals. Pursuant to the Board’s discussion, later on April 20, 2022, a representative of the Company reached out to CD&R to discuss whether CD&R would be interested in exploring a possible transaction with Company A. As a result of that discussion, representatives of CD&R and Company A briefly discussed the possibility of partnering in exploring a possible transaction, but following such discussions decided to not pursue such a partnership.

In April 2022, the Company’s management and representatives entered into discussions about a potential transaction with an additional potential strategic party; however, the party declined to enter into a confidentiality agreement and ultimately did not move forward in the process.

On May 16, 2022, representatives of CD&R and TPG spoke to a representative of Goldman Sachs, to communicate that, if invited by the Transaction Committee and subject to obtaining a waiver of the Standstill Agreement, CD&R and TPG acting together would be prepared to consider further exploring a possible transaction at a valuation of $20.00 in cash per share of Company common stock (which represented a 31% premium to the closing price of $15.27 of the Company common stock on May 13, 2022). The CD&R and TPG representatives indicated that the lower valuation was primarily due to volatile financing markets with widened credit spreads, an improved understanding of the number of shares of Company common stock that were outstanding (resulting in an increased cost of acquisition) and a decrease in the Company’s cash position forecasts. Later that day, the Transaction Committee met with representatives of the Company’s management, Goldman Sachs and Weil to discuss the valuation communicated by CD&R and TPG, including the recent trends in the equity and debt markets (including in light of recent macroeconomic conditions), as well as illustrative premia for a range of transaction values and proposed next steps with respect to negotiations with CD&R and TPG. The Transaction Committee determined it would discuss the matters the following day with the Board.

On May 17, 2022, the Board held a meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which the Board received an update on the sale process and due diligence that had occurred to date and an overview from representatives of Goldman Sachs on the valuation communicated by CD&R and TPG on May 16, 2022. The Board received an overview of the reasoning communicated for the proposed valuation being below TPG’s value range submitted on March 9, 2022 and CD&R’s value range communicated on April 4, 2022, and discussed the fact that there was no partner for the portions of the Company’s business that Company A would not acquire. After deliberations and discussions, including regarding the Company’s recent financial performance and management’s views regarding the strengths of and challenges facing the Company’s core businesses, the Board determined that it was in the best interest of the Company and its stockholders to continue discussions with CD&R and TPG to explore a possible transaction, but instructed the Transaction Committee and Goldman Sachs to inform CD&R and TPG that the valuation communicated by CD&R and TPG on May 16, 2022 did not reflect sufficient value for the Company’s stockholders. The Board authorized the Transaction Committee to go back to CD&R and TPG and indicate that the Company would not be willing to further explore a transaction at the valuation previously communicated by CD&R and TPG on May 16, 2022 and would need to receive a higher per share price in order to continue exploring a possible transaction.

On the evening of May 18, 2022, the Transaction Committee met with representatives of CD&R and TPG and conveyed the Board’s message from the May 17, 2022 meeting.

On May 19, 2022, Mr. Sachdev spoke with Mr. Laskawy to communicate that, if invited by the Transaction Committee to make a proposal and, subject to receiving a waiver of the Standstill Agreement, CD&R and TPG acting together would be prepared to consider exploring a possible transaction at a valuation of $20.50 in cash per share of Company common stock. Mr. Laskawy informed Mr. Sachdev that $20.50 per share did not represent sufficient value for the Company’s stockholders. Later that day, Mr. Sachdev spoke with Mr. Laskawy again and communicated an updated valuation of $21.00 in cash per share of Company common stock. Following the discussions on May 19, 2022, the Board convened with representatives of management, Goldman Sachs and Weil to discuss this communication.

During the meeting, the Board discussed with management and its advisors the updated valuation from CD&R and TPG, the alternatives to the Company of doing a transaction, including the execution risk, as well as benefits, associated with implementation of its long-term business plan and the immediate value for the Company’s stockholders that an all-cash transaction would provide. The Board also discussed with its advisors the fact that all parties that had signed confidentiality agreements and participated in management meetings with the Company, other than CD&R and TPG, had either declined to proceed with exploring a potential transaction with the Company for a variety of reasons or had been unable to submit an offer for the whole Company. Following deliberation and discussion, the Board determined that, subject to negotiation of the terms of the Merger Agreement and the other transaction documents, it believed that the valuation communicated on May 19, 2022 was in the best interest of the Company and its stockholders, and was supportive of moving forward with exploring a potential transaction with CD&R and TPG and, therefore, of granting CD&R a limited waiver (the “Limited Waiver”) of the Standstill Agreement in order to permit the submission of a proposal, as well as to permit CD&R to pursue, develop and, if later approved by the Board upon the recommendation of the Transaction Committee, enter into a transaction contemplated by such proposal. Following the Board meeting, Mr. Laskawy called Mr. Sachdev and relayed the Board’s determination.

On May 19, 2022, the Company granted CD&R the Limited Waiver. Following the granting of the Limited Waiver, on May 19, 2022, Debevoise, on behalf of CD&R and TPG, submitted a letter setting forth CD&R’s and TPG’s non-binding proposal to acquire all of the outstanding shares of Company common stock that were not owned by investment funds managed by CD&R for cash consideration of $21.00 per share of Company common stock (the “CD&R/TPG Proposal”) to the Transaction Committee. The CD&R/TPG Proposal represented a 37.5% premium to the closing price of $15.27 of the Company common stock on May 13, 2022 (the last trading day before the trading in the Company common stock appeared to be affected by market rumors or otherwise), a 38.8% premium to the Company’s 30-day volume weighted average price per share as of May 13, 2022 and a 34.8% premium to the Company’s 30-day volume weighted average price per share as of May 19, 2022, the last trading day before the Schedule 13D/A disclosing the CD&R/TPG Proposal was publicly filed.

On May 20, 2022, CD&R publicly disclosed the proposal letter in an amendment to its Schedule 13D filings with respect to the Company. On May 20, 2022, the Company filed a current report on Form 8-K disclosing the granting of the Limited Waiver and the receipt of the CD&R/TPG Proposal.

In connection with the delivery of the CD&R/TPG Proposal, representatives of Debevoise provided representatives of Weil with a revised draft of the Merger Agreement shared by the Company in the virtual data room on April 20, 2022. From May 19, 2022 through May 24, 2022, the Company, CD&R, TPG, Parent and their respective legal advisors negotiated the Merger Agreement and related transaction documents. Significant areas of discussion and negotiation included: (i) the level of conditionality in the Merger Agreement, including with respect to domestic and foreign antitrust and other regulatory filings, (ii) the regulatory efforts standards and the standard for possible divestitures or other remedies in connection with applicable antitrust and other regulatory clearances, (iii) the termination fees payable by the Company and Parent in certain circumstances, (iv) the financing and financing cooperation obligations of Parent and the Company and their impact on transaction certainty, (v) the “drop dead date,” and (vi) the scope of the representations and warranties and covenants of the parties.

On May 23, 2022, the Transaction Committee and the Board, which, for the avoidance of doubt, did not include the Recused Directors, held a meeting attended by members of the Company’s management and representatives of the Financial Advisors and Weil, at which the Transaction Committee and the Board discussed the potential transaction with Parent. Representatives of Goldman Sachs reviewed with the Transaction Committee and the Board its financial analyses of the merger consideration of $21.00 per share of Company common stock in cash, without interest thereon. At the conclusion of its presentation, Goldman Sachs rendered to the Board its oral opinion, subsequently confirmed in writing on May 24, 2022, to the effect that, as of May 24, 2022, and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth in such written opinion, the merger consideration of $21.00 per share of Company common stock in cash, without interest thereon, to be paid to the holders of Company common stock (other than Parent and its affiliates) pursuant to the Merger Agreement was fair from a financial point of view to such holders. For a detailed discussion of Goldman Sachs’s opinion, please see below under the section entitled “Special Factors— Opinion of Goldman Sachs & Co. LLC.” Further, representatives of Weil reviewed with the directors their fiduciary duties and a summary of the key terms of the draft Merger Agreement, as of such date. Following the presentations by Goldman Sachs and Weil, and after further discussing the CD&R/TPG Proposal, the Transaction Committee and the Board discussed the potential reasons for and against the potential transaction (see below under the section entitled “Special Factors— Reasons for the Merger; Recommendation of the Board; Fairness of the Merger”). At the conclusion of the discussions, the Transaction Committee unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, and (iii) recommended to the Board to adopt and declare advisable the Merger Agreement and the Transactions, including the Merger, and recommend to the stockholders of the Company the adoption of the Merger Agreement. The Board, other than the Recused Directors, acting upon the recommendation of the Transaction Committee, unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement, and (iv) directed that the Merger Agreement be submitted to the stockholders of the Company for its adoption. The Board authorized the Company’s management to, together with the Company’s advisors, finalize the negotiation of the outstanding items in the transaction documentation in accordance with the Board’s guidance.

During the course of May 23, 2022 and May 24, 2022, Company management and the Company’s advisors finalized negotiating the transaction documentation with CD&R, TPG, Parent and their advisors.

On May 24, 2022, the Company and Parent executed the Merger Agreement, concurrently with which the Company, Parent and CD&R VFC Holdings executed the Support and Rollover Agreement.

On May 25, 2022, prior to the opening of trading of the Company common stock on NASDAQ, the Company and Parent issued press releases announcing the transaction and the execution of the Merger Agreement.

Reasons for the Merger; Recommendation of the Board; Fairness of the Merger

The Board (which, for purposes of this section of this proxy statement entitled “Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” means the Board without the participation of the Recused Directors), formed the Transaction Committee to evaluate and consider strategic alternatives that may be available to the Company, including any potential transaction involving CD&R.

After careful consideration, with the assistance of independent financial and legal advisors, the Transaction Committee unanimously (a) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (b) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (c) recommended to the Board to adopt and declare advisable the Merger Agreement and the Transactions, including the Merger, and recommend to the stockholders of the Company the adoption of the

Merger Agreement, and the Board (other than the Recused Directors), acting upon the recommendation of the Transaction Committee, unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) directed that the Merger Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement. Accordingly, based on its evaluation and having received the recommendation of the Transaction Committee, the Board recommends that the Company’s stockholders vote “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. In addition, the Transaction Committee and the Board believe that the merger is fair to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act.

In evaluating the Merger, the Transaction Committee and the Board consulted with independent legal and financial advisors, as well as the Company’s management team, and considered a number of factors that supported its decision to approve the Merger Agreement (not necessarily in order of relative importance) and the Merger, including the following:

•

Cash Consideration; Certainty of Value. The Transaction Committee and the Board considered the fact that the Merger Consideration is all cash, which provides the Company’s stockholders immediate certainty of value and liquidity for their shares of Company common stock and enables the Company’s stockholders to realize value that has been created by the Company and does not expose them to any future risks related to the business or the financial markets generally, as compared to the Company remaining independent (especially when viewed against the potential risks and uncertainties inherent in Covetrus’ business, including risks related to management’s standalone plan and changing competitive dynamics). Specifically, among other things, the Transaction Committee and the Board considered:

•

the fact that the Merger Consideration represents a premium value for the Company’s stockholders, including a 39% premium to the Company’s 30-day volume weighted average price per share as of the unaffected date of May 13, 2022;

•	the trading history of the Company and the Merger Consideration relative to such history; and

•	the belief that the Merger Consideration represents the highest price that CD&R and TPG (together, the “Sponsors”) were willing to pay considering the negotiations between the parties.

•

Value Relative to Stand-Alone Prospects of the Company. The Transaction Committee and the Board considered the fact that the Merger Consideration compares favorably to the potential value of the Company and the Company common stock if the Company were to remain as a stand-alone entity after taking into account the risks and uncertainties associated with this alternative, in light of a number of factors, including:

•

assessing the Company’s business, assets and prospects, its competitive position and historical and projected financial performance and the nature of the animal health industry in which the Company operates, including recent industry trends and changing competitive dynamics;

•	the strategic alternatives reasonably available to the Company on a stand-alone basis, and the risks and uncertainties associated with those alternatives;

•

the risks and uncertainties relating to the Company’s efforts to develop and market new products, as well as the complexities associated with managing a business comprising both a technology platform and a distribution business;

•	the risks and uncertainties related to increased competition in the markets in which the Company competes or may compete in the future; and

•

the possibility that the Company’s competitors may be more successful in gaining access to talent and resources and the negative result that such competitive pressure may have on the ability of the Company to execute on its core business objectives.

•	The Sale Process: The Transaction Committee and the Board also considered:

•

that a sale process was conducted and that the Company, together with Goldman Sachs and Lincoln, communicated with 24 potential strategic and financial sponsor parties believed by the Company, Goldman Sachs and Lincoln to be most likely to be interested in, and capable of entering into, a transaction to acquire all of the outstanding shares of the Company;

•	that of the 24 potential acquirers contacted, 17 entered into confidentiality agreements with the Company and were granted due diligence access to the Company;

•

that only one of the potential acquirers (TPG) that engaged in discussions regarding a potential acquisition of the Company submitted an indication of interest with regard to the acquisition of the entire Company;

•

the fact that, following the public disclosure on May 20, 2022 of the Sponsors’ proposal to acquire the shares of Company common stock that CD&R VFC Holdings did not already own at a price of $21.00 per share, none of the Company, Goldman Sachs or Lincoln received any inquiries from any third parties concerning a potential acquisition of all or any portion of the Company or any other strategic alternative. The Transaction Committee and the Board considered that, if any third parties were interested in exploring a transaction with the Company, such potential acquirers would have been motivated to approach the Company during the period following the May 20, 2022 public disclosure of the Sponsors’ $21.00 per share proposal, and considered, after consultation with Goldman Sachs and Lincoln, that no other potential transaction party was likely to be both willing and able to acquire all of the outstanding shares of the Company at a valuation of $21.00 per share or greater; and

•

Sponsors’ indication to the Transaction Committee that the $21.00 merger consideration was the highest price they were willing to offer, and that such offer had been increased because of the negotiating efforts of the Transaction Committee and the Company’s advisors, and the Transaction Committee’s belief, after discussion with its advisors and based on the course of negotiations with the Sponsors that $21.00 per share was the maximum price that the Sponsors would offer.

•

Negotiation Process. The Transaction Committee and the Board considered the fact that the terms of the Merger Agreement were the result of robust arm’s-length negotiations conducted by the Transaction Committee, with the knowledge and at the direction of the Board, and with the assistance of independent financial advisors and outside legal counsel.

•

Opinion of Financial Advisors. The Transaction Committee and the Board considered the oral opinion of Goldman Sachs, subsequently confirmed by delivery of its written opinion, dated May 24, 2022 that, as of such date, and based upon and subject to the limitations, qualifications and assumptions set forth therein, the offer price of $21.00 in cash per share of Company common stock to be paid to the holders (other than Parent and its affiliates) of shares of Company common stock pursuant to the Merger Agreement was fair from a financial point of view to such Company stockholders, as more fully described below under the section of this proxy statement entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC,” and the full text of the opinion, which is attached as Annex C to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

•	Terms of the Merger Agreement. The Transaction Committee and the Board considered the terms and conditions of the Merger Agreement, including:

•

the provision allowing the Board to change its recommendation prior to obtaining the stockholder approval in specified circumstances relating to a superior proposal or intervening event, subject to Parent’s right to terminate the Merger Agreement and receive payment of the termination fee of $88,315,000;

•

the provision allowing the Board to terminate the Merger Agreement to enter into a superior proposal, subject to certain conditions (including certain rights of Parent to match the superior proposal and payment of the termination fee of $88,315,000);

•

that affiliates of the Sponsors provided limited guarantees with respect to their portion of the payment of the termination fee of $197,950,000 that may be owed by Parent pursuant to the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case subject to the terms of the Merger Agreement and the limited guarantees;

•

the Board’s belief, after discussion with the Company’s advisors, that the $88,315,000 termination fee, which constitutes approximately 2.9% of the Company’s equity value in the Merger, would not preclude a superior proposal from being made;

•

Parent having obtained committed debt financing from reputable financial institutions and committed equity financing from affiliated funds of the Sponsors in an aggregate amount sufficient to fund the required amounts;

•

the provision obligating Parent and Merger Sub to use reasonable best efforts to do, or cause to be done all things necessary, proper or advisable to obtain the proceeds of the debt and equity financing on terms (including the “market flex” provisions) and conditions no less favorable to Parent than those described in the commitment letters;

•

the likelihood that the Merger would be consummated, including the limited number and nature of the conditions to complete the Merger (including regulatory conditions), and the provisions of the Merger Agreement requiring Parent to, subject to certain exceptions, use its reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Merger Agreement and applicable law to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or any of the other transactions contemplated by the Merger Agreement; and

•	the availability of statutory appraisal rights under Delaware law in connection with the Merger.

•

Opportunity for the Company’s Stockholders to Vote. The Transaction Committee and the Board considered the fact that the Merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the Merger and vote for or against the adoption of the Merger Agreement at the special meeting.

•

Timing of Completion. The Transaction Committee and the Board considered the anticipated timing of the consummation of the Transactions, including the Merger, and the structure of the Merger and concluded that the Transactions, including the Merger, could be completed in a reasonable timeframe and in an orderly manner. The Transaction Committee and the Board also considered that the potential for closing the Merger in a reasonable timeframe could reduce the period during which the Company’s business would be subject to the potential uncertainty of closing and related disruption.

•

Operating Flexibility. The fact that the Merger Agreement provides the Company sufficient operating flexibility to conduct its business in the ordinary course consistent with past practices until the earlier of the consummation of the Merger and the termination of the Merger Agreement (as more fully described under “The Merger Agreement—Covenants Regarding Conduct of Business by Covetrus Prior to Merger”).

•

Specific Performance. The Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent and Merger Sub’s obligation to cause the Merger to occur and to prevent other breaches of the Merger Agreement.

•	Commitment by CD&R. The Transaction Committee and the Board considered the commitment of CD&R VFC Holdings in the Support and Rollover Agreement to, among other things:

•

vote or cause to be voted at the special meeting any shares of Company common stock owned by it in favor of the Merger and the adoption of the Merger Agreement and the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other Transactions, in each case, on the terms and subject to the conditions set forth in the Support and Rollover Agreement, and against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (as more fully described under “The Merger Agreement—CD&R’s Obligation to Vote in Favor of the Merger” and “Support and Rollover Agreement”).

•

Understanding of Different Interests. the Transaction Committee and the Board (other than the Recused Directors) made their evaluations of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement and with the full knowledge of the interests of CD&R and its affiliates in the Merger.

In the course of their deliberations, The Transaction Committee and the Board also considered certain risks and other potentially negative factors concerning the Transactions, including:

•

No Stockholder Participation in Future Growth or Earnings. The Board considered the fact that the nature of the Merger as an all cash transaction means that the Company would no longer exist as an independent public company following the consummation of the Merger and that the Company’s stockholders (other than CD&R VFC Holdings) will not participate in future earnings or growth of Parent and will not benefit from any appreciation in value of the Surviving Corporation.

•

Closing Conditions and Financing. The Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied even if the Merger Agreement is adopted by the Company’s stockholders, as well as the risk that the equity or debt financing contemplated by the equity and debt commitment letters will not be obtained, resulting in Parent and Merger Sub not having sufficient funds to complete the Transactions.

•

Risks Associated with Parent and Merger Sub. The Transaction Committee and the Board considered the fact that Parent and Merger Sub are newly formed entities with essentially no assets and the limited guarantees, provided by each of the Equity Investors, guarantees Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to payment of the termination fee of $197,950,000 payable by Parent and certain other reimbursement obligations.

•

Interim Operating Risks. The Transaction Committee and the Board considered the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which, despite providing sufficient flexibility for the Company to operate its business in the ordinary course consistent with past practices, could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

•

Risk Associated with Failure to Consummate the Merger. The Transaction Committee and the Board considered the possibility that the Transactions, including the Merger, might not be consummated, and the fact that if the Merger is not consummated:

•

the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Transactions;

•	the Company will have incurred significant transaction costs;

•	the Company’s continuing business relationships with customers, partners and employees may be adversely affected;

•	the trading price of shares of Company common stock could be materially and adversely affected; and

•	the market’s perceptions of the Company’s prospects could be adversely affected.

•

No Solicitation and Termination Fee. The Transaction Committee and the Board considered the fact that subject to certain exceptions, the Merger Agreement precludes the Company from soliciting or entertaining alternative acquisition proposals and requires the Company to pay Parent a termination fee of $88,315,000 in certain circumstances.

•

Remedies. The Transaction Committee and the Board considered the fact that the Company’s remedies in the event that the Merger Agreement is terminated may be limited to the termination fee of $197,950,000, payable by Parent under certain circumstances and certain associated enforcement costs and reimbursement obligations, which may be inadequate to compensate the Company for any damage caused.

•

Effects of Transaction Announcement. The Transaction Committee and the Board considered the effect of the public announcement of the Merger Agreement, including effects on the Company’s stock price, and the Company’s ability to attract and retain key personnel during the pendency of the Transactions, as well as the potential for legal proceedings, judgments or settlements following the announcement of the Transactions and the associated costs, burden and inconvenience involved in defending those proceedings, judgments and settlements.

•

Risks Related to CD&R. The Transaction Committee and the Board considered the fact that CD&R VFC Holdings’s ownership interest in the Company would likely be taken into account by third parties considering whether to make an unsolicited acquisition proposal prior to the receipt of the adoption of the Merger Agreement by the Company’s stockholders, and the fact that, if the Merger Agreement is terminated in connection with the Company’s entry into a definitive agreement with respect to a superior proposal, such third parties would likely seek to have CD&R VFC Holdings agree to vote its shares of Company common stock in favor of such superior proposal.

•

Timing Risks. The Transaction Committee and the Board considered the amount of time it could take to complete the Merger, including that completion of the Merger depends on factors outside of the Company’s or Sponsors’ control (including the approval of the Merger by the Company’s stockholders), and the risk that the pendency of the Merger for an extended period of time following the announcement of the execution of the Merger Agreement could divert the Company’s management’s attention and have an adverse impact on the Company, including its client and other business relationships.

•

Taxable Consideration. The Transaction Committee and the Board considered the fact that the exchange of Company common stock for cash in the Merger generally will be a taxable transaction for U.S. federal income tax purposes.

•

Other Risks. The Transaction Committee and the Board considered the other risks described in and incorporated by reference in this proxy statement, see “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021 incorporated by reference herein and the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

The Transaction Committee and the Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits of the Merger.

In addition to considering the factors described above, the Transaction Committee and the Board also considered that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to the Company’s stockholders. See the section entitled “Special Factors—Interests of Directors and Executive Officers in the Merger.”

The foregoing discussion of the information and factors considered by the Transaction Committee and the Board is not intended to be exhaustive, but includes the material positive and negative factors considered by the Transaction Committee and the Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement and the Transactions, including the Merger, and the complexity of these matters, neither the Transaction Committee nor the Board find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. Neither the Transaction Committee nor the Board undertook to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Transaction Committee and the Board each based their recommendation on the totality of the information presented, including the factors described above. This explanation of the reasoning of the Transaction Committee and the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information.”

The Transaction Committee and the Board (other than the Recused Directors) believe that sufficient procedural safeguards were and are present to ensure the fairness of the Merger and to permit the Transaction Committee and the Board (other than the Recused Directors) to represent effectively the interests of the unaffiliated stockholders. These procedural safeguards include the following:

•

the Board formed the Transaction Committee, consisting of three of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates, to evaluate and consider any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company, including the Merger;

•

the members of the Transaction Committee will not personally benefit from the consummation of the Transactions in a manner different from the Company’s stockholders (other than CD&R VFC Holdings and the other holders of excluded shares), except for indemnification and continuing directors and officers liability insurance coverage and the vesting of certain Company equity awards upon the closing;

•

the Company retained independent financial and legal advisors to evaluate the Merger, and the Transaction Committee was empowered to and did review and negotiate the Merger Agreement, the Transactions, including the Merger and the Merger Consideration, and any alternatives thereto, and to make a recommendation to the Board as to what actions, if any, should be taken by the Company with respect thereto;

•

at the direction of the Transaction Committee, the terms of the Merger Agreement and the Transactions, including the Merger, were extensively negotiated by the Transaction Committee and the Company’s independent financial and legal advisors, and were closely reviewed and scrutinized by the Transaction Committee, and, through negotiations, the Transaction Committee was able to increase the Merger Consideration from $20.00 per share to $21.00 per share;

•

the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the majority of the outstanding shares of Company common stock entitled to vote on such matter (as more fully described under “The Special Meeting—Vote Required for Approval”);

•

the various terms of the Merger Agreement, including the ability of the Company to receive, negotiate and, under specified circumstances, to terminate the Merger Agreement in order to accept a superior proposal (as more fully described under “The Merger Agreement”);

•

the Transaction Committee and the Board (other than the Recused Directors) made their evaluations of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement and with the full knowledge of the interests of CD&R and its affiliates in the Merger;

•	the members of the Transaction Committee and the Board met frequently through the execution of the Merger Agreement to receive updates; to review, among other things, the Company’s business,

operations, financial condition, earnings and prospects, its strategic and competitive positioning and historical and projected financial performance, its valuation, its long-range plans and the risk in achieving those prospects and plans, as well as industry, economic and market conditions and trends; to review the Company’s strategic and commercial alternatives and options, including the results of the sale process conducted and the likelihood or unlikelihood of other parties being willing and able to engage in a stockholder-value-maximizing strategic transaction with the Company; and to consider and evaluate discussions with CD&R and, ultimately, the proposal from the Sponsors; and

•

the members of the Board who are affiliated with CD&R have recused themselves and were excluded from all deliberations with respect to the limited waiver of the standstill provisions of the Investment Agreement to allow the Sponsors to submit a proposal, the subsequent negotiation, evaluation and approval of the Merger Agreement and the Merger.

In the course of reaching its decision to approve and declare advisable the Merger Agreement and the Transactions, including the Merger, the Transaction Committee and Board (other than the Recused Directors) did not consider the liquidation value of the Company, and did not believe it to be a relevant methodology, because (1) they considered the Company to be a viable, going concern, (2) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company and (3) the Company will continue to operate its business following the Merger. Further, the Transaction Committee and Board (other than the Recused Directors) did not consider net book value, an accounting concept, of the Company as a factor because they believe that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and because net book value does not take into account the prospects of the Company, market conditions, trends in the industries in which the Company operates or the business risks inherent in those industries. The Transaction Committee and Board (other than the Recused Directors) were not aware of any firm offer for a merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company securities having been received by the Company from anyone other than CD&R, TPG and Company A with respect to the current transaction in the two years preceding the signing of the Merger Agreement.

The Transaction Committee and the Board (other than the Recused Directors) did not seek to establish a pre-merger going concern value for the Company to determine the fairness of the Merger, as they believed that such value was adequately reflected in the various analyses summarized in the section of this proxy statement entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC,” that they considered in making their respective determinations. In making its determination as to the fairness of the Merger, the Transaction Committee and the Board (other than the Recused Directors) considered a number of factors as summarized in the section of this proxy statement entitled “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” including the opinion and analyses provided by Goldman Sachs as more fully summarized in the section of this proxy statement entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC”, which opinion and analyses the Transaction Committee and the Board (other than the Recused Directors) adopted.

Position of the CD&R Entities as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, the CD&R Entities may be deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the fairness of the Merger to the unaffiliated stockholders. Parent and Merger Sub are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and the related rules and regulations under the Exchange Act. The view of Parent and Merger Sub as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the Merger Agreement Proposal. The CD&R Entities have interests in the Merger that are different from, and in addition to, those of the unaffiliated stockholders of the Company.

The CD&R Entities did not participate in the deliberation of the Transaction Committee or the Board regarding, nor did they receive advice from the respective legal or other advisors of the Transaction Committee or the Board as to, the fairness of the Merger. While two directors affiliated with the CD&R Entities are on the Board, as discussed in “Special Factors—Background of the Merger,” such Recused Directors were excluded from all Board deliberations relating to the approval of the Merger Agreement. The CD&R Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the unaffiliated stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Board and the Transaction Committee discussed in “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger” (which analysis and resulting conclusions the CD&R Entities adopt), the CD&R Entities believe that the Merger is substantively fair to the unaffiliated stockholders. In particular, the CD&R Entities considered the following:

•

the current and historical market prices of the shares of Company common stock, including the market performance of the shares of Company common stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the Merger Consideration of $21.00 per share represented a premium of approximately 39% to the Company’s 30-day volume weighted average price per share as of the unaffected date of May 13, 2022 and a premium of approximately 35% to the Company’s 30-day volume weighted average price per share as of May 19, 2022, the last trading day before the Schedule 13D/A disclosing the proposal by CD&R and TPG to acquire the Company was publicly filed;

•

the fact that the Transaction Committee and the Board (other than the Recused Directors) unanimously approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, and determined that the Merger is fair to, and in the best interests of, the Company and its stockholders (including the unaffiliated stockholders);

•

the fact that the Merger Consideration is all cash, thus allowing the unaffiliated stockholders to immediately realize a certain and fair value for their shares, which value represents a significant premium over the Company’s 30-day volume weighted average price per share as of the unaffected date of May 13, 2022 and over the Company’s 30-day volume weighted average price per share as of May 19, 2022, the last trading day before the Schedule 13D/A disclosing the proposal by CD&R and TPG to acquire the Company was publicly filed;

•

the fact that the Merger will provide liquidity for the unaffiliated stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales;

•

the fact that there are no conditions to the Merger that are unlikely to be satisfied, increasing the likelihood that the Merger will be consummated and that the consideration to be paid to the unaffiliated stockholders in the Merger will be received; and

•	the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility and global economic uncertainty.

The CD&R Entities further believe that the Merger is procedurally fair to the unaffiliated stockholders based upon, among other things, the following factors:

•

the fact that a sale process was conducted, which included communication by the Company, together with Goldman Sachs and Lincoln, with 24 potential strategic and financial sponsor parties believed by the Company, Goldman Sachs and Lincoln to be most likely to be interested in, and capable of entering into, a transaction to acquire all of the outstanding shares of the Company;

•	the Board was fully informed about the extent to which the interests of the CD&R Entities in the Merger differed from those of the unaffiliated stockholders;

•

the fact that the Recused Directors were excluded from certain Board discussions (including all discussions related to the Board’s consideration of the initial offer from TPG and the subsequent offer from CD&R and TPG and the evaluation and negotiation of the Transactions);

•

the fact that the Board formed a transaction committee consisting solely of non-management independent members of the Board not affiliated with CD&R, which was empowered to and did review and negotiate the Merger Agreement, the Transactions, including the Merger and the Merger Consideration, and any alternatives thereto, and was empowered to make a recommendation to the Board as to what actions, if any, should be taken by the Company with respect thereto;

•	the fact that the Company retained, and the Transaction Committee and the Board had the benefit of advice from, nationally recognized legal and financial advisors;

•	the fact that the Merger Consideration was the result of the Transaction Committee’s arm’s length negotiations with Parent;

•

notwithstanding the fact that the opinion of Goldman Sachs was delivered solely to the Transaction Committee and the Board, and not to the CD&R Entities, in connection with their consideration of the Merger, and is not a recommendation as to how any holder of shares of Company common stock should vote with respect to the Merger Agreement Proposal or any other matter, and that the CD&R Entities are not entitled to, nor did they, rely on such opinion, the fact that the Transaction Committee and the Board received an opinion from Goldman Sachs that, as of May 24, 2022 and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the $21.00 in cash per share to be paid to the holders (other than Parent and its affiliates) of the outstanding shares of Company common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders;

•	the fact that the closing of the Merger is conditioned on the adoption of the Merger Agreement by the Company’s stockholders;

•

the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding acquisition proposals that constitute, or are reasonably likely to lead to, superior proposals;

•

the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a superior proposal, subject to paying Parent a termination fee of $88,315,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement; and

•

the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares of Company common stock.

The CD&R Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

•

the unaffiliated stockholders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•	the risk that the Merger might not be completed in a timely manner or at all;

•	that Parent and Merger Sub are newly formed corporations with essentially no assets other than the funding commitments of the Equity Investors and the Debt Commitment Parties;

•

the restrictions on the conduct of the Company’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger;

•	the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•

subject to the terms and conditions of the Merger Agreement, the Company and its subsidiaries are restricted from soliciting, initiating, knowingly encouraging or knowingly facilitating any inquiries or the making of any proposal or offer constituting, or that could reasonably be expected to lead to, an acquisition proposal;

•

the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $88,315,000 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to make revisions to its proposal, could discourage other potential acquirors from making a competing bid to acquire the Company; and

•	the fact that an all cash transaction would generally be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the CD&R Entities in connection with its evaluation of the fairness of the Merger is not intended to be exhaustive but includes all material factors considered by them. The CD&R Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the CD&R Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole. The CD&R Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated stockholders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The CD&R Entities make no recommendation as to how stockholders of the Company should vote their shares relating to the Merger. The CD&R Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated stockholders of the Company, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders.

Based on the CD&R Entities’ knowledge and analysis of available information regarding the Company, the Transaction Committee and the Board, as well as discussions with the Transaction Committee, the Board and members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Transaction Committee and the Board and discussed in “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” the CD&R Entities believe that the Merger is fair to the unaffiliated stockholders.

Certain Financial Projections Utilized in Connection with the Merger

Although Covetrus periodically provides guidance to the public regarding its financial performance for the then-current fiscal year, Covetrus does not, as a matter of course, publicly disclose other financial forecasts given, among other reasons, the uncertainty, unpredictability and subjectivity of these forecasts and the associated underlying assumptions.

However, Covetrus is including in this proxy statement a summary of certain unaudited prospective financial information prepared by its management (the “Financial Forecasts”) that has not previously been publicly disclosed, in order to provide Covetrus stockholders with access to information that was made available to the Transaction Committee and the Board in connection with their evaluation of the proposed Merger and the Merger Consideration. The Financial Forecasts with respect to Revenue and Adjusted EBITDA for the fiscal years ending December 31, 2022 through December 31, 2025 were provided to the Sponsors in February 2022. In addition, the Financial Forecasts, including for the fiscal years ending December 31, 2026 through December 31, 2028, and with respect to Unlevered Free Cash Flow, were provided to Goldman Sachs and were used by Goldman Sachs in connection with the rendering of its opinion to the Transaction Committee and the Board and the performance of the related financial analyses, as described in the section entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC,” beginning on page [●], but the Financial Forecasts for the fiscal years ending December 31, 2026 through December 31, 2028 were not provided to Parent or the Sponsors prior to entering into the Merger Agreement.

The inclusion of the Financial Forecasts in this proxy statement is not intended to influence any Covetrus stockholder with respect to the Merger Agreement Proposal or for any other purpose, including whether or not to seek appraisal rights with respect to a stockholder’s shares of Company common stock.

The Financial Forecasts were not prepared with a view toward public disclosure or toward complying with GAAP, nor were they prepared with a view toward compliance with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections are not fact and should not be relied upon as necessarily indicative of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Financial Forecasts, nor have they expressed any opinion or any other form of assurance on the Financial Forecasts or the achievability of the results reflected in the Financial Forecasts, and they assume no responsibility for, and disclaim any association with, the Financial Forecasts. The Financial Forecasts may differ from published analyst estimates and the Financial Forecasts do not take into account any events or circumstances after the date they were prepared, including the announcement of the Merger (nor, relatedly, any failure of the Merger to be consummated).

Although presented with numerical specificity, the Financial Forecasts are subjective in many respects and, thus, are subject to interpretation and reflect numerous variables, estimates and assumptions made by Covetrus management that Covetrus management believed were reasonable at the time prepared, taking into account relevant information available to management at that time. Important factors that may affect actual results and result in such Financial Forecasts not being achieved include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the inability to complete the Merger due to the failure to obtain stockholder approval of the Merger Agreement, the Merger or the principal terms thereof or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, and risks and uncertainties pertaining to Covetrus’ business, including the factors listed under “Risk Factors” set forth in Covetrus’ reports filed with the SEC, which are incorporated by reference into this proxy statement. In addition, the Financial Forecasts may be affected by Covetrus’ ability to achieve strategic goals, objectives and targets over the applicable period. The assumptions upon which the Financial Forecasts are based necessarily involve judgments with respect to, among other things, industry performance and competition, general business, economic, regulatory, market and financial conditions, and other future events, and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which Covetrus operates, and the risks and uncertainties described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page [●], all of which are difficult or impossible to predict accurately and many of which are beyond Covetrus’ control. The Financial Forecasts also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for Covetrus’ business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the such forecasts were prepared. Therefore, Covetrus cannot provide any assurance that the assumptions underlying the Financial Forecasts will be realized. In addition, given that the Financial Forecasts pertain to multiple years, by their nature, they become subject to greater uncertainty with each successive year beyond their preparation. The estimates and assumptions in early periods have a compounding effect on the projections shown for later periods. Thus, any failure of an estimate or assumption to be reflective of actual results in an early period would have a greater effect on projected results failing to be reflective of actual events in later periods. Accordingly, there can be no assurance that the Financial Forecasts will be realized, and actual results will differ, and may differ materially, from those shown.

The inclusion of the Financial Forecasts in this proxy statement should not be regarded as an indication that any of Covetrus, Goldman Sachs, the Sponsors, Parent, Merger Sub, the CD&R Entities or any of their respective affiliates, officers, directors, advisors or other representatives considered or consider the Financial Forecasts necessarily predictive of actual future events, and the Financial Forecasts should not be relied upon as such. None of Covetrus, Goldman Sachs, the Sponsors, Parent, Merger Sub, the CD&R Entities or any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ from the Financial Forecasts, and Covetrus undertakes no obligation to update or otherwise revise or reconcile the Financial Forecasts to reflect circumstances existing after the date such Financial Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Financial Forecasts are shown to be in error. None of Covetrus, or, to the knowledge of Covetrus, the Sponsors, Parent or Merger Sub or the CD&R Entities intends to make publicly available any update or other revisions to the Financial Forecasts, unless required by applicable law. None of Covetrus, Goldman Sachs, the Sponsors, Parent, Merger Sub, the CD&R Entities or any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of Covetrus compared to the information contained in the Financial Forecasts or that forecasted results will be achieved.

Adjusted EBITDA and Unlevered Free Cash Flow, included in the Financial Forecasts, are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. Adjusted EBITDA and Unlevered Free Cash Flow were utilized by Goldman Sachs in connection with its opinion and by the Transaction Committee and the Board in connection their evaluation of the Merger. The SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of Adjusted EBITDA and Unlevered Free Cash Flow were not relied upon by Goldman Sachs for purposes of its opinion or by the Transaction Committee or the Board in connection with their evaluation of the Merger. Accordingly, Covetrus has not provided a reconciliation of Adjusted EBITDA or Unlevered Free Cash Flow to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and any non-GAAP financial measures as used by Covetrus may not be comparable to similarly titled amounts used by other companies. Furthermore, there are certain limitations in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

The following table presents a summary of the Financial Forecasts:

($ in millions)	2022E	2023E	2024E	2025E	2026E	2027E	2028E
Revenue	$4,916	$5,330	$5,775	$6,233	$6,600	$6,918	$7,208
Adjusted EBITDA(1)	$285	$349	$397	$459	$500	$537	$570

(1)

Adjusted EBITDA is defined as net income attributable to Covetrus, before interest expense, net income tax expense, net depreciation and amortization, as adjusted by excluding (i) share-based compensation, (ii) strategic consulting costs, transaction costs, formation of Covetrus expenses, separation programs and executive severance (collectively, “Specified Expenses”), (iii) goodwill impairment charges, capital structure-related fees, other impairments, the proportionate share of the adjustments of consolidated and nonconsolidated affiliates where Covetrus ownership is less than 100%, and (iv) other income and expense items, net.

($ in millions)	Q2-Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E
Unlevered Free Cash Flow(1)	$170	$175	$197	$247	$278	$319	$345

(1)

Unlevered Free Cash Flow is defined as Adjusted EBITDA (i) less Specified Expenses, (ii) less cash tax expense, (iii) less capital expenditures and (iv) adjusted for net working capital changes over the projection period.

The material estimates and assumptions made by Covetrus management in connection with the Financial

Forecasts include:

•	With respect to Covetrus’s distribution business, projected compound annual growth rate in revenue through 2025 of approximately 6% to 9%, depending upon the geographic region;

•

With respect to Covetrus’s technology business (which includes SmartPak, Covetrus’s practice information management software systems and its North American veterinary storefront), projected compound annual growth rate in revenue through 2025 of approximately 15.5%;

•

With respect to Covetrus’s distribution business, improvement of gross margin of approximately 0.6% through 2025 as a result of, among other things, increasing penetration rates of high-margin private label products (depending upon the geographic region), partially offset by supplier margin pressure and customer consolidation;

•	With respect to Covetrus’s technology business, improvement of gross margin of approximately 1.4% through 2025;

•	Revenue growth and improvements of gross margin for 2026 through 2028 assumed generally in line with prior years;

•

Decline in operating expenses as a percentage of revenue, reflecting scale and leverage in Covetrus’s technology business and continued gains in operating efficiency in Covetrus’s distribution business, partially offset by 3% annual inflation; and

Capital expenditures and changes in net working capital generally scaling in line with revenue.

For the reasons described above, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Financial Forecasts.

COVETRUS DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NOT REALIZED.

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs rendered its opinion to the Board and Transaction Committee that, as of May 24, 2022 and based upon and subject to the factors and assumptions set forth therein, the $21.00 in cash per share of Company common stock to be paid to the holders (other than Parent and its affiliates) of shares of Company common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated May 24, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board and, with respect to such opinion, the Transaction Committee in connection with its consideration of the Merger. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of Company common stock should vote with respect to the Merger Agreement Proposal or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of the Company for the three fiscal years ended December 31, 2021, 2020, and 2019, and the fiscal year ended December 29, 2018;

•

the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated February 7, 2019 relating to the Company’s resale of shares of its common stock by certain selling stockholders who acquired the securities in a private placement;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain other communications from the Company to its stockholders;

•	certain publicly available research analyst reports for the Company; and

•

certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Company (which are referred to for purposes of this section of the proxy statement as the “Forecasts”), which are summarized in the section entitled “Special Factors—Certain Financial Projections in Connection with the Merger.”

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the shares of Company common stock; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the healthcare distribution, companion animal health, and healthcare information technology industries and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering this opinion, Goldman Sachs, with the Company’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Company’s consent that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the expected benefits of the Transactions, including the Merger, in any way meaningful to its analysis. Goldman Sachs has also assumed that the Transactions, including the Merger, will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Transactions, including the Merger, or the relative merits of the Transactions, including the Merger, as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of shares of Company common stock, as of the date of the opinion, of the $21.00 in cash per share of Company common stock to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the Transactions, including the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transactions, including the Merger, including the fairness of the Transactions, including the Merger, to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transactions, including the Merger, whether relative to the $21.00 in cash per share of Company common stock to be paid to the holders (other than Parent and its affiliates) of such shares pursuant to the Merger Agreement or otherwise. Goldman Sachs does not express any opinion as to the prices at which the shares of Company common stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or Parent, or the Transactions, including the Merger, or as to the impact of the Transactions, including the Merger, on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion, and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ advisory services and the opinion were provided for the information and assistance of the Board, and, with respect to such opinion, the Transaction Committee, in connection with their consideration of the Transactions, including the Merger, and such opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the Merger Agreement Proposal or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

Summary of Material Financial Analysis

The following is a summary of the material financial analyses delivered by Goldman Sachs and presented to the Board and the Transaction Committee in connection with rendering the opinion described above. The full text of the written presentation made by Goldman Sachs to the Board and the Transaction Committee on May 23, 2022 has been attached as Exhibit (c)(2) to the Schedule 13e-3 in connection with the Transactions, including the Merger, and is incorporated by reference herein in its entirety (the “GS May 2022 Presentation”). The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 19, 2022, the last trading day before the Schedule 13D/A disclosing the proposal by CD&R and TPG to acquire the Company was publicly filed, and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the shares of Company common stock for the period beginning on February 8, 2019 and ending May 19, 2022. In addition, Goldman Sachs analyzed the consideration to be paid to holders of shares of Company common stock pursuant to the Merger Agreement in relation to (i) the closing price per share of Company common stock on May 19, 2022, the last trading day before the Schedule 13D/A disclosing the proposal by CD&R and TPG to acquire the Company was publicly filed, (ii) the volume weighted average price (which is referred to for purposes of this section of the proxy statement as “VWAP”) per share of Company common stock for the preceding 30-, 60- and 90-trading day periods ended May 19, 2022, (iii) the closing price per share of Company common stock on May 13, 2022, the last trading day before it appeared that the price of the shares of Company common stock may have been affected by market rumors or otherwise, and (iv) the VWAP per share of Company common stock for the preceding 30-, 60- and 90-trading day periods ended May 13, 2022.

This analysis indicated that the price per share of Company common stock to be paid to Company stockholders pursuant to the Merger Agreement represented:

•	a premium of 16.5% based on the closing price per share of Company common stock of $18.02 on May 19, 2022;

•	a premium of 34.8% based on the VWAP per share of Company common stock of $15.58 for the 30-trading day period ended May 19, 2022;

•	a premium of 29.4% based on the VWAP per share of Company common stock of $16.23 for the 60-trading day period ended May 19, 2022;

•	a premium of 25.7% based on the VWAP per share of Company common stock of $16.71 for the 90-trading day period ended May 19, 2022;

•	a premium of 37.5% based on the closing price per share of Company common stock of $15.27 on May 13, 2022;

•	a premium of 38.8% based on the VWAP per share of Company common stock of $15.13 for the 30-trading day period ended May 13, 2022;

•	a premium of 30.3% based on the VWAP per share of Company common stock of $16.12 for the 60-trading day period ended May 13, 2022; and

•	a premium of 25.6% based on the VWAP per share of Company common stock of $16.71 for the 90-trading day period ended May 13, 2022.

Illustrative Discounted Cash Flow Analysis. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company. Using discount rates ranging from 9.0% to 11.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2022, (i) estimates of unlevered free cash flow for the Company for the second, third and fourth quarters of 2022 and the years 2023 through 2028 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company, as reflected in the Forecasts (which analysis implied exit terminal year EV/EBITDA multiples ranging from 6.5x to 10.7x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (which is referred to for purposes of this section of the proxy statement as “CAPM”), which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the net debt of the Company of $904 million as of March 31, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company as of May 20, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share of Company common stock ranging from $14.76 to $27.02.

Illustrative Present Value of Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future price per share of Company common stock, which is designed to provide an indication of the present value of a theoretical future value of the Company’s equity as a function of the Company’s estimated future earnings and its assumed price to future earnings per share multiple. For this analysis, Goldman Sachs used the Forecasts to derive a range of theoretical future enterprise values for the Company for each of the fiscal years 2022 to 2024, by applying a range of illustrative multiples of enterprise value to next twelve months (which is referred to for purposes of this section of the proxy statement as “NTM”) EBITDA (which is referred to for purposes of this section of the proxy statement as “NTM EV/EBITDA”) of 10.0x to 13.0x to NTM EBITDA estimates for the Company, based on the Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account historical NTM EV/EBITDA multiples for the shares of Company common stock during the period beginning January 1, 2022, and ending May 19, 2022, and certain selected distribution companies described in the section below captioned “—Selected Public Company Comparables.”

Goldman Sachs then derived a range of theoretical future values per share of Company common stock for each of the fiscal years 2022 to 2024 by subtracting the Company’s projected net debt as of December 31, 2022,

2023, and 2024, respectively, and dividing the result by the estimated fully-diluted shares of Company common stock outstanding as of December 31, 2022, 2023, and 2024, respectively, all as reflected in the Forecasts. Using an illustrative discount rate of 11.7%, reflecting Goldman Sachs’ estimate of the Company’s cost of equity, Goldman Sachs discounted to present value the range of theoretical future values per share of Company common stock it derived for each of the fiscal years 2022 to 2024. Goldman Sachs derived the illustrative discount rate of 11.7% by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative present values per share of Company common stock of $17.32 to $27.73.

Selected Precedent Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the distribution, companion animal health and healthcare information technology industries since 2012 with a total enterprise value of at least $1 billion.

For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s EBITDA over the last twelve month (which is referred to for purposes of this section of the proxy statement as “LTM”) period ended prior to the announcement of the applicable transaction (which is referred to for purposes of this section of the proxy statement as “EV/LTM EBITDA”). While none of the companies that participated in the selected transactions is directly comparable to the Company, the companies included in the selected transactions are companies that operate in the distribution, companion animal health or healthcare information technology industries with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market size and product profile.

The following table presents the results of this analysis:

Announcement Date	Acquiror	Target	EV/LTM EBITDA Multiple
Distribution Industry
January 2021	AmerisourceBergen Corporation	Majority of Alliance Healthcare Business from Walgreens Boots Alliance, Inc.	12.0x
October 2012	McKesson Corporation	PSS World Medical, Inc.	11.9x
October 2013	McKesson Corporation	Celesio AG	11.0x
Animal Health Industry
January 2015	AmerisourceBergen Corporation	MWI Veterinary Supply, Inc.	19.3x
January 2017	Mars, Incorporated	VCA Inc.	18.3x
May 2015	Patterson Companies, Inc.	Animal Health International, Inc.	16.2x
May 2013	BC Partners, Inc.	Allflex Europe UK Ltd.	13.0x
December 2014	BC Partners, Inc.	PetSmart, Inc.	9.3x

Healthcare Information Technology Industry
June 2018	Verscend Technologies, Inc.	Cotiviti Holdings, Inc.	18.0x
January 2021	UnitedHealth Group Incorporated	Change Healthcare, Inc.	14.9x
December 2021	Oracle Corporation	Cerner Corporation	14.8x

Based on the results of the foregoing calculations of EV/LTM EBITDA multiples and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied an illustrative range of EV/LTM EBITDA multiples of 11.0x to 19.3x to the Company’s LTM Adjusted EBITDA for the twelve-month period ended March

31, 2022 of $250 million, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied enterprise values for the Company. Goldman Sachs subtracted from this range of implied enterprise values the net debt of the Company of $904 million as of March 31, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs divided the results by the number of fully diluted outstanding shares of Company common stock as of May 20, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of implied values per share of Company common stock of $12.74 to $27.02.

Premia Paid Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for 36 acquisition transactions that closed during the time period from January 1, 2010 through May 18, 2022 involving a public company in the healthcare industry, excluding transactions involving targets in the biopharmaceutical sector, involving a target based in the United States where the disclosed enterprise value for the transaction was between $1.0 billion and $5.0 billion. For the entire period, using publicly available information, Goldman Sachs calculated the mean, 25th percentile and 75th percentile premiums of the price paid in the transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a mean premium of 36.2% across the period. This analysis also indicated a 25th percentile premium of 23.9% and 75th percentile premium of 41.6% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 23.9% to 41.6% to the (i) closing price per share of Company common stock of $18.02 as of May 19, 2022 and calculated a range of implied equity values per share of Company common stock of $22.33 to $25.52 and (ii) unaffected closing price per share of Company common stock of $15.27 as of May 13, 2022 and calculated a range of implied equity values per share of Company common stock of $18.92 to $21.62.

Selected Public Company Comparables. Using publicly available information, Goldman Sachs reviewed and compared EV/EBITDA multiples for the Company and the following selected group of publicly traded companies in the distribution industry, each with a market capitalization in excess of $1 billion and headquartered in the U.S. and listed on a U.S. stock exchange, which are referred to in this section of the proxy statement as the “selected companies”:

•	Henry Schein, Inc.

•	McKesson Corporation

•	AmerisourceBergen Corporation

•	Patterson Companies, Inc.

•	Cardinal Health, Inc.

•	Owens & Minor, Inc.

Although none of the selected companies is directly comparable to the Company, Goldman Sachs selected these companies because they are publicly traded companies that operate in the distribution industry with certain operations that for purposes of analysis may be considered similar to certain operations of the Company.

Goldman Sachs calculated and compared the enterprise value as of May 19, 2022 as a multiple of EBITDA for calendar year 2022 for each of the Company and the selected companies, in each case based on Institutional Brokers’ Estimate System estimates and publicly available market data.

The results of this analysis are summarized as follows:

Selected Companies	EV/2022E EBITDA Multiple
Company (as of May 19, 2022)	12.7x
Company (as of May 13, 2022)	11.3x
Henry Schein, Inc.	12.0x
McKesson Corporation	11.3x
AmerisourceBergen Corporation	11.2x
Patterson Companies, Inc.	10.3x
Cardinal Health, Inc.	9.5x
Owens & Minor, Inc.	8.6x

Other Information. For reference purposes only, Goldman Sachs reviewed (i) the price targets for the Company’s common stock reflected in five publicly available Wall Street research analyst reports as of May 19, 2022, which indicated low to high price targets per share of Company common stock of $16.00 to $26.00, with a median price target per share of Company common stock of $22.00 per share, and (ii) the 52-week trading range of the Company’s common stock based upon market data for the period ending May 19, 2022, which indicated low to high intra-day prices per share of Company common stock during such period of $13.39 to $29.02.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the contemplated transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Board and Transaction Committee as to the fairness from a financial point of view of the $21.00 in cash per share of Company common stock to be paid to the holders (other than Parent and its affiliates) of shares of Company common stock pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The Merger Consideration was determined through arm’s-length negotiations between the Company and Parent and was approved by the Board and Transaction Committee. Goldman Sachs provided advice to Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company, its Board, or the Transaction Committee, or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

As described above, Goldman Sachs’ opinion to the Board and Transaction Committee was one of many factors taken into consideration by the Board and the Transaction Committee in making their respective determinations to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including CD&R and TPG, and any of their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Transactions, including the Merger. Goldman Sachs acted as financial advisor to the Company in connection with, and participated in certain of the negotiations leading to, the Transactions, including the Merger. During the two year period ended May 24, 2022, the Investment Banking Division of Goldman Sachs has not been engaged by the Company or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has also provided certain financial advisory and/or underwriting services to CD&R and/or its affiliates and portfolio companies from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as financial advisor to Beacon Roofing Supply, Inc., a portfolio company of CD&R, in connection with the sale of its interiors business in February 2021; as bookrunner with respect to the initial public offering by Agilon Health, Inc. (which is referred to for purposes of this section of the proxy statement as “Agilon”), a portfolio company of CD&R, of 53,590,000 shares of its common stock in April 2021 and with respect to the follow-on public offering of 19,550,000 shares of Agilon’s common stock in September 2021; as bookrunner with respect to the initial public offering by Core & Main LP (which is referred to for purposes of this section of the proxy statement as “Core & Main”), a portfolio company of CD&R, of 40,116,279 shares of its Class A common stock in July 2021 and with respect to the follow-on public offering of 20,000,000 shares of Core & Main’s Class A common stock in January 2022; as financial advisor to Clayton Dubilier and Rice (UK), an affiliate of CD&R, in connection with its acquisition of Wm Morrison Supermarkets plc in October 2021; as bookrunner with respect to a U.S. Dollar first-lien term loan (aggregate principal amount of $1,664,400,000) and a Euro first-lien term loan (aggregate principal amount of €500,000,000) to Fort Dearborn Company, a portfolio company of CD&R, in October 2021; and as financial advisor to CD&R in connection with its pending acquisition of Cornerstone Building Brands, Inc. announced in March 2022. During the two year period ended May 24, 2022, Goldman Sachs recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to CD&R and/or its affiliates and portfolio companies of approximately $100 million. Goldman Sachs has also provided certain financial advisory and/or underwriting services to TPG and/or its affiliates and portfolio companies from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as financial advisor to Wellsky Corporation, a portfolio company of TPG, with respect to its recapitalization in September 2020; as bookrunner with respect to the public offering by Big River Steel LLC, a portfolio company of TPG, of 6.625% Senior Secured Notes due 2029 (aggregate principal amount of $900,000,000) in September 2020; as financial advisor to LLamasoft, Inc., a former portfolio company of TPG, with respect to its sale in November 2020; as bookrunner with respect to the initial public offering by Airbnb, Inc. (which is referred to for purposes of this section of the proxy statement as “Airbnb”), a portfolio company of TPG, of 56,323,531 shares of its Class A common stock in December 2020 and the private offering by Airbnb of 0% Convertible Senior Notes due 2026 (aggregate principal amount of $2,000,000,000) in March 2021; as junior lead manager with respect to the initial public offering by LifeStance Health Group Inc., a portfolio company of TPG, of 46,000,000 shares of its common stock in June 2021; and as financial advisor to McAfee Corp., a portfolio company of TPG, with respect to its sale in March 2022. During the two year period ended May 24, 2022, Goldman Sachs recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to TPG and/or its affiliates and portfolio companies of approximately $325 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Parent, CD&R, and TPG and their respective affiliates and, as applicable, portfolio companies for which the Investment Banking Division of Goldman Sachs may receive compensation. Affiliates of Goldman Sachs also may have co-invested with CD&R and/or TPG and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of CD&R and/or TPG from time to time and may do so in the future.

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated February 9, 2022, the Company engaged Goldman Sachs to act as its financial advisor in connection with the Merger. The engagement letter between the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $32 million, $2.5 million of which became payable at announcement of the Merger, and the remainder of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Other Presentations by Financial Advisors

In addition to the GS May 2022 Presentation summarized above, Goldman Sachs, and jointly with Lincoln in the instances noted below, also made preliminary written and oral presentations to the Transaction Committee or the Board, some of which contained preliminary illustrative financial analyses as noted below, on September 30, 2021, October 25, 2021, December 3, 2021, December 9, 2021, December 23, 2021, January 11, 2022, February 4, 2022, February 15, 2022, March 17, 2022, March 22, 2022, April 7, 2022, April 20, 2022 and May 17, 2022. Copies of the written preliminary presentation materials and a copy of the GS May 2022 Presentation have been filed as exhibits to the Schedule 13e-3 filed with the SEC in connection with the Merger. These materials will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing.

None of the written and oral preliminary presentations to the Transaction Committee or the Board, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs or Lincoln. Information contained in the written and oral preliminary presentations is substantially similar to the information provided in the GS May 2022 Presentation, as summarized above. A summary of these preliminary presentation materials is provided below. The following summary, however, does not purport to be a complete description of the preliminary presentation materials or of the preliminary financial analyses performed by Goldman Sachs or Lincoln.

The September 30, 2021 materials presented by Goldman Sachs to the Board reviewed the then-current preliminary management projections for fiscal years 2021-2026, and included, among other information, (a) observations on trading dynamics and public market perspectives, including historical share prices, trading multiples, and research analyst coverage of the Company, (b) observations on such management projections, including key assumptions, potential risks and opportunities and implications for the future price of the Company’s common stock, (c) an illustrative comparison of such management projections against stock analyst estimates and (d) certain preliminary illustrative financial analyses regarding the Company, including (i) an illustrative sum-of-the-parts analysis, (ii) an illustrative present value of future share price analysis, (iii) an illustrative discount cash flow analysis and (iv) a leveraged buyout analysis, including the applicable key assumptions. A copy of such written presentation by Goldman Sachs to the Board has been attached as Exhibit (c)(3) to the Schedule 13e-3.

The October 25, 2021 materials presented by Goldman Sachs to the Board included, among other information, (a) observations on the Company’s trading multiple over time, (b) an illustrative implied trading multiple for the animal health distribution industry based upon observations of (i) the historical premium of the trading multiple of MWI Veterinary Supply, Inc. (“MWI”), an animal health distribution company that was acquired by AmerisourceBergen, relative to the trading multiple of certain companies in the human health distribution industry and (ii) the then-current trading multiple for such companies in the human heath distribution industry, (c) observations on research analyst coverage of the Company and (d) certain preliminary illustrative financial analyses regarding the Company, including (i) an illustrative discounted cash flow analysis (and the illustrative weighted average cost of capital related thereto), (ii) an illustrative sum-of-the-parts analysis, (iii) an illustrative present value of future share price analysis, and (iv) a leveraged buyout analysis. A copy of such written presentation by Goldman Sachs to the Board has been attached as Exhibit (c)(4) to the Schedule 13e-3.

The December 3, 2021 materials presented by Goldman Sachs to the Board included, among other information, an overview of potential strategic alternatives, including continuing to execute on the Company’s strategic plan, divestiture of non-core assets, return of capital to stockholders and a sale of the whole Company or components thereof, as well as a potential timeline for a process to explore strategic alternatives, including a sale of the Company, and the identity of potential parties who might be interested in, and capable of completing, a transaction involving the Company. A copy of such written presentation by Goldman Sachs to the Board has been attached as Exhibit (c)(5) to the Schedule 13e-3.

The December 9, 2021 materials presented by Goldman Sachs to the Board included, among other information, (a) observations on trading dynamics and public market perspectives, including historical share prices, trading multiples of the Company and trading levels of MWI, (b) certain peer benchmarking, (c) management projections for fiscal years 2020-2028, (d) certain preliminary illustrative financial analyses regarding the Company based upon such projections, including an illustrative discounted cash flow analysis and illustrative present value of future share price analyses, including in the context of a possible divestiture of the Company’s international distribution business and an investment in certain areas of the Company’s business and certain sensitivity analyses and (e) an update on potential strategic alternatives, including continuing to execute on the Company’s strategic plan, divesting the Company’s international distribution business, investing in certain areas of the Company’s business and selling the Company, as well as an updated potential timeline for a process to explore strategic alternatives, including a sale of the Company, and the identity of potential parties who might be interested in a transaction involving the Company and capable of acquiring the Company. A copy of such written presentation by Goldman Sachs to the Board has been attached as Exhibit (c)(6) to the Schedule 13e-3.

The December 23, 2021 materials jointly presented by Goldman Sachs and Lincoln to the Transaction Committee included, among other information, a summary overview of a strategic alternative transaction process, an updated potential timeline for a process to explore strategic alternatives, including a sale of the Company, an overview of the workstreams associated with the strategic alternatives process, and the identity of potential parties who might be interested in a transaction involving the Company and capable of acquiring the Company. A copy of such written presentation by Goldman Sachs and Lincoln to the Transaction Committee has been attached as Exhibit (c)(7) to the Schedule 13e-3.

The January 11, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Transaction Committee included, among other information, proposed communications for the outreach to potentially interested parties and the identity of such parties. A copy of such written presentation by Goldman Sachs and Lincoln to the Transaction Committee has been attached as Exhibit (c)(8) to the Schedule 13e-3.

The February 4, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Transaction Committee included, among other information, a status update on the outreach to potentially interested parties and a proposed schedule of management presentations to certain of such parties. A copy of such written presentation by Goldman Sachs and Lincoln to the Transaction Committee has been attached as Exhibit (c)(9) to the Schedule 13e-3.

The February 15, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Board included, among other information, a status update on the outreach to potentially interested parties, a schedule of management presentations to certain of such parties, selected feedback from potentially interested parties after management presentations with such potential counterparites, and observations on the market view of leverage and potential financing structures. A copy of such written presentation by Goldman Sachs and Lincoln to the Board has been attached as Exhibit (c)(10) to the Schedule 13e-3.

The March 17, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Board included, among other information, (a) an update on the status of the sale process, (b) selected feedback from potential buyers, (c) changes in the market since the previous Board meeting, (d) observations on the Company’s share price performance since the previous Board meeting, (e) an overview of potential strategic alternatives, including continuing the sale process, continuing to execute on the Company’s strategic plan, or separating parts of the Company’s business and key considerations relating thereto, and (f) certain preliminary illustrative financial analyses regarding the Company including (i) an illustrative present value of future share price analysis (and sensitivities thereto), (ii) illustrative returns analyses, (iii) an overview of the Company’s current segments, and (iv) an illustrative sum-of-the-parts analysis and the friction costs related thereto. The materials also included key considerations with respect to a possible divestiture of the Company’s GTS Business. A copy of such written presentation by Goldman Sachs and Lincoln to the Board has been attached as Exhibit (c)(11) to the Schedule 13e-3.

The March 22, 2022 materials presented by Goldman Sachs to the Transaction Committee included, among other information, an overview of potential transaction structures, including a sale of the Company, a sale of the GTS Business to Company A and combinations thereof, and preliminary illustrative returns analyses with respect to such transaction structures. A copy of such written presentation by Goldman Sachs to the Transaction Committee has been attached as Exhibit (c)(12) to the Schedule 13e-3.

The April 7, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Board included, among other information, (a) an update on the status of the sale process, (b) observations on trading dynamics and public market perspectives, including historical share prices, trading multiples and research analyst coverage of the Company, (c) preliminary illustrative premia for a range of transaction values, and certain preliminary illustrative financial analyses regarding the Company, including (i) an illustrative present value of future share price analysis (and sensitivities thereto), (ii) an illustrative discounted cash flow analysis, (iii) an illustrative sum-of-the-parts analysis, and (iv) illustrative leveraged buyout analyses of the whole company, as well as a subsequent sale of the GTS Business. A copy of such written presentation by Goldman Sachs and Lincoln to the Board has been attached as Exhibit (c)(13) to the Schedule 13e-3.

The April 20, 2022 materials jointly presented by Goldman Sachs and Lincoln to the Board included, among other information, (a) an update on the sale process, (b) the benefits and considerations of a sale of the whole Company, a sale of only the GTS Business and continuing to execute on the Company’s strategic plan on a standalone basis, and (c) certain preliminary illustrative financial analyses regarding the Company, including (i) an illustrative present value of future share price analysis (and sensitivities thereto), (ii) an illustrative discounted cash flow analysis, (iii) an illustrative sum-of-the-parts analysis, (iii) an illustrative monetization of the GTS Business and (iv) an illustrative value in a sum-of-the-parts approach. The materials also included considerations regarding ongoing engagement with Company A. A copy of such written presentation by Goldman Sachs and Lincoln to the Board has been attached as Exhibit (c)(14) to the Schedule 13e-3.

The May 17, 2022 materials presented by Goldman Sachs to the Board included, among other information, (a) an update on the sale process and the valuation communicated by CD&R and TPG on May 16, 2022, (b) observations on the recent trends in the equity and debt markets, including the impact of changing interest rates on returns, (c) preliminary illustrative premia for a range of transaction values, (d) observations on trading dynamics and public market perspectives, including historical share prices and trading multiples of the Company, (e) a summary of the Financial Forecasts, and (f) certain preliminary illustrative financial analyses regarding the Company based upon such Financial Forecasts, including (i) an illustrative present value of future share price analysis and (ii) an illustrative discounted cash flow analysis. A copy of such written presentation by Goldman Sachs to the Board has been attached as Exhibit (c)(15) to the Schedule 13e-3.

The financial analyses in such other written and oral presentations were based on market, economic and other conditions as they existed as of the date of such presentations as well as other information that was available at such time. Accordingly, the results of the financial analyses may have differed due to changes in those conditions. Finally, Goldman Sachs and Lincoln continued to refine various aspects of their financial analyses with respect to the Company over time in advance of the GS May 2022 Presentation, which is summarized above.

Purpose and Reasons of the Company for the Merger

The Company’s purpose for engaging in the Merger is to enable its stockholders to receive the Merger Consideration, which represents a per share premium of approximately (1) 37.5% above the unaffected closing price of the shares of Company common stock as of May 13, 2022 and (2) 16.5% above the closing price of the shares of Company common stock as of May 19, 2022, the last trading day prior to the day CD&R publicly disclosed the proposal letter in an amendment to its Schedule 13D filing with respect to the Company. The Transaction Committee and the Board believe that the Merger provides the best opportunity to maximize stockholder value. The Company has determined to undertake the Merger at this time based on the analyses, determinations and conclusions of the Transaction Committee and the Board described in detail above under the section of this proxy statement entitled “Special Factors—Reasons for the Merger; Recommendation of the Board; Fairness of the Merger.”

Purpose and Reasons of the CD&R Entities for the Merger

Under the SEC rules governing “going-private” transactions, the CD&R Entities may be deemed to be affiliates of the Company and, therefore, be required to express their reasons for the Merger to the Company’s unaffiliated stockholders, as defined in Rule 13e-3 of the Exchange Act. The CD&R Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and the related rules under the Exchange Act. For the CD&R Entities, the primary purpose of the Merger is to allow Parent to own equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed and the shares of Company common stock cease to be publicly traded. The CD&R Entities believe that, as a private company, the Company will be able to improve its ability to execute initiatives that over time will create additional enterprise value for the Company. The CD&R Entities believe that this, along with the Company’s existing business and potential future opportunities, will allow the CD&R Entities’ investment in the Company to achieve longer term returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the CD&R Entities believe that the management and employees of Covetrus will be able to execute more effectively on future strategic plans. The CD&R Entities have undertaken to pursue the Merger at this time for the reasons described above, as well as due to the CD&R Entities desire to maximize long-term investment returns for their partners, following the decision by the Board and the Transaction Committee to conduct a review of strategic alternatives available to the Company that culminated in CD&R and TPG being invited to submit an offer for the acquisition of the Company. The CD&R Entities believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to acquire all of the shares of Company common stock at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company, and (3) represents an opportunity for the Company’s unaffiliated stockholders to receive the Merger Consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.

Plans for the Company After the Merger

Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a subsidiary of Parent. The shares of Company common stock are currently listed on NASDAQ and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the shares of Company common stock and, as soon as possible following the Effective Time, Company common stock will be delisted from NASDAQ, deregistered under the Exchange Act and cease to be publicly traded.

Given CD&R VFC Holdings’ long-standing ownership stake in the Company, the CD&R Entities currently anticipate that the Company’s strategy and operations will initially be conducted following completion of the Merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). Following completion of the Merger, the CD&R Entities, together with TPG, will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company.

The names of the persons expected to become the directors of the Surviving Corporation from and after the Effective Time will be added to this proxy statement prior to its mailing. From and after the Effective Time, the officers of the Company immediately prior to the Effective Time are expected to be the officers of the Surviving Corporation, to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and the bylaws of the Company.

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote “FOR” the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Covetrus stockholders generally. The Transaction Committee and the Board were aware of these interests and considered them at the time they approved the Merger Agreement and recommended that Covetrus’s stockholders adopt the Merger Agreement.

In addition to the matters described below, two directors, Sandra Peterson (an Operating Partner at CD&R) and Ravi Sachdev (a Partner at CD&R), were designated by CD&R VFC Holdings as directors on the Board (and they recused themselves from deliberations regarding the Merger due to their affiliation with CD&R).

Equity Awards

The Merger Agreement provides for the acceleration and cash-out of all outstanding equity awards upon the consummation of the Merger, including those held by our executive officers and directors.

The Merger Agreement provides that at the Effective Time each outstanding equity award will be treated as follows:

Treatment of Stock Options.

Outstanding options to purchase shares of Company common stock (other than rights to purchase shares of Company common stock under the ESPP (described below)) (each, an “Option”) granted under the Company’s 2019 Omnibus Incentive Compensation Plan, whether vested or unvested, will be treated as follows: (i) if the per share of Company common stock exercise price of such Option is equal to or greater than the Merger Consideration, such Option will terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per share of Company common stock exercise price of such Option is less than the Merger Consideration, such Option will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (x) the number of shares of Company common stock underlying the Option immediately prior to the Effective Time, multiplied by (y) an amount equal to the Merger Consideration minus the applicable exercise price (the product of (x) and (y), the “Option Payment”). From and after the Effective Time, each Option will no longer be exercisable by the former holder thereof, but will only entitle such holder to the Option Payment, if any. The Option Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Restricted Stock Units.

Outstanding restricted stock units that are subject to time-based vesting conditions (a “Restricted Stock Unit” or “RSU”), granted under the Company’s 2019 Omnibus Incentive Compensation Plan that are outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested will fully vest (to the extent unvested or to the extent such Restricted Stock Unit would not otherwise vest) and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (i) the number of shares of Company common stock underlying such Restricted Stock Unit, multiplied by (ii) the Merger Consideration (the product of (i) and (ii), the “Restricted Stock Unit Payment”). From and after the Effective Time, no Restricted Stock Unit will remain outstanding and each former holder of any such Restricted Stock Unit will cease to have any rights with respect thereto, except the right to receive the Restricted Stock Unit Payment. The Restricted Stock Unit Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Performance Restricted Stock Units.

Outstanding performance restricted stock units that are subject to performance-based vesting conditions (a “Performance Restricted Stock Unit” or “PRSU”) granted under the Company’s 2019 Omnibus Incentive Compensation Plan that are outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, will become fully vested (to the extent unvested or to the extent such Performance Restricted Stock Unit would not otherwise vest) and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in an amount equal to (i) the number of shares of Company common stock subject to such Performance Restricted Stock Unit that would vest based on the target level of achievement (provided that in no event will such number of shares of Company common stock exceed 990,000), multiplied by (ii) the Merger Consideration (the product of (i) and (ii), the “Performance Restricted Stock Unit Payment”). From and after the Effective Time, no Performance Restricted Stock Unit will remain outstanding and each former holder of any such Performance Restricted Stock Unit will cease to have any rights with respect thereto, except the right to receive the Performance Restricted Stock Unit Payment. The Performance Restricted Stock Unit Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Company Restricted Stock.

At the Effective Time, each share of Company common stock subject to vesting, repurchase or other lapse restriction outstanding immediately prior to the Effective Time will fully vest and be cancelled and converted automatically into the right to receive Merger Consideration and be treated in the same manner as all other shares of Company common stock for such purposes.

Treatment of the Employee Stock Purchase Plan.

The Company has agreed to take all actions necessary to terminate the ESPP and all outstanding rights thereunder as of the day immediately prior to the Effective Time, contingent upon the occurrence of the closing of the Merger (the “Closing”). The offering or purchase period under the ESPP that would be in effect as of the

Effective Time (the “Final Offering Period”) will terminate no later than the day immediately prior to the Effective Time, and the Company has agreed to cause the exercise date applicable to the Final Offering Period to accelerate and occur on the termination date of the ESPP with respect to any then-outstanding purchase rights. All amounts allocated to each participant’s account under the ESPP at the end of the Final Offering Period will thereupon be used to purchase whole shares of Company common stock under the terms of the ESPP for such offering period, which shares of Company common stock will be cancelled at the Effective Time in exchange for the right to receive the Merger Consideration in the same manner as all other shares of Company common stock. Following the purchase of the shares of Company common stock, the Company will return to each participant the funds, if any, that remain in such participant’s account after such purchase. The Company has agreed to take such steps as may be necessary such that, between the date of the signing of the Merger Agreement and the Closing, (i) no new participants may commence participation in the ESPP, (ii) no current participant in the ESPP may increase his or her rate of contribution under the ESPP and (iii) no new offering period will commence after the date the Merger Agreement was signed.

The following table sets forth the number of shares of Company common stock underlying outstanding RSUs, PRSUs and Options that would be held by our executive officers as of July 2, 2022 assuming the Merger closes on such date (solely for the purposes of the table below) (taking into account any vesting of their outstanding awards that occurs prior to such date) and the cash proceeds that such awards will be converted into in connection with the Merger, assuming a price per share of $21.00, which is the price per share of Company common stock to be paid in connection with the Merger. All share numbers have been rounded to the nearest whole number.

Executive Officer Payout Summary Table

Executive Officers	RSU Awards (#)	RSU Awards ($)	PRSU Awards (#)	PRSU Awards ($)	Options (#)		Options ($)	Estimated Total Cash Consideration
Benjamin Wolin	351,443	7,380,303	388,557	8,159,697	0		0	15,540,000
Dustin Finer	89,814	1,886,094	84,160	1,767,360	0		0	3,653,454
Georgina Wraight	134,297	2,820,237	97,350	2,044,350	61,805	(1)	766,382	5,630,969
Matthew Foulston	53,075	1,114,575	44,459	933,639	0		0	2,048,214
Matthew Malenfant	142,821	2,999,241	95,802	2,011,842	0		0	5,011,083
Andrew Coxhead	41,555	872,655	0	0	0		0	872,655
Rebecca Kidd	52,325	1,098,825	42,468	891,828	0		0	1,990,653

(1)	This amount does not include 23,624 Options with an exercise price of $37.47 as such exercise price exceeds the Merger Consideration of $21.00 per share.

The following sets forth the number of shares of Company common stock underlying outstanding RSUs and Options that would be held by our non-employee directors as of September 15, 2022 assuming the Merger closes on such date (solely for the purposes of this paragraph) (taking into account any vesting of their outstanding awards that occurs prior to such date) and the unvested cash proceeds that such unvested awards will be converted into in connection with the Merger, assuming a price per share of $21.00, which is the price per share of Company common stock to be paid in connection with the Merger. All share numbers have been rounded to the nearest whole number. For Deborah G. Ellinger, 14,638 RSUs totaling $307,398; for Paul Fonteyne, 14,638 RSUs totaling $307,398; for Sandra L. Helton, 14,638 RSUs totaling $307,398; for Philip A. Laskawy, 38,727 RSUs totaling $813,267; for Mark J. Manoff, 14,638 RSUs totaling $307,398; for Edward M. McNamara, 14,638 RSUs and 77,435 Options totaling $1,329,366; for Steven Paladino, 14,638 RSUs totaling $307,398; for Sandra Peterson 14,638 RSUs totaling $307,398; for Ravi Sachdev, 14,638 RSUs totaling $307,398; and for Sharon Wienbar, 46,445 RSUs totaling $975,345.

Employment Agreements

Each of our named executive officers is a party to an employment agreement with the Company which provide for enhanced severance payments and benefits upon a termination of their employment by the Company without “cause” or by the executive officer for “good reason” within a specified time period of a “change in control,” which would include the Merger (a “Qualifying Termination”). For Benjamin Wolin, such period commences three months prior to and ends 24 months following the consummation of the change in control. For Dustin Finer, Georgina Wraight, Matthew Malenfant and Matthew Foulston, such period commences two months prior (or the earlier date of execution of a definitive agreement to effectuate a change in control) and ends 12 months following the consummation of the change in control.

For each named executive officer, assuming their employment was terminated as a Qualifying Termination, the total severance payments would be as follows: (i) for Benjamin Wolin, a lump sum payment equal to eighteen (18) months of base salary in the amount of $1,575,000 plus his target pro-rated annual bonus for 2022 in the amount of $656,250 and eighteen (18) months of COBRA insurance coverage in the amount of $45,980; (ii) for Matthew Foulston, twelve (12) months of base salary continuation in the amount of $600,000 plus his target annual bonus for 2022 payable in equal installments over the twelve (12) month period following the termination in the amount of $540,000 and eighteen (18) months of COBRA insurance coverage in the amount of $32,667; (iii) for Matthew Malenfant, twelve (12) months of base salary continuation in the amount of $575,000 plus his target annual bonus for 2022 payable in equal installments over the twelve (12) month period following the termination in the amount of $460,000 and eighteen (18) months of COBRA insurance coverage in the amount of $47,108; (iv) for Georgina Wraight, twelve (12) months of base salary continuation in the amount of $550,000 plus her target annual bonus for 2022 payable in equal installments over the twelve (12) month period following the termination in the amount of $412,500 and twelve (12) months of COBRA insurance coverage in the amount of $31,813; and (v) for Dustin Finer, a lump sum payment equal to twelve (12) months of base salary in the amount of $480,000 plus his target annual bonus for 2022 in the amount of $360,000 and twelve (12) months of COBRA insurance coverage in the amount of $31,813.

In addition, upon a Qualifying Termination, all equity awards held by the executive officers that are subject to time-based vesting would become fully vested, and any equity awards that are subject to performance-based vesting will vest based on the “target” level of performance (for Benjamin Wolin) or based on the greater of “target” or “actual” performance at the time of termination (for Georgina Wraight, Matthew Foulston, Matthew Malenfant and Dustin Finer) in accordance with the relevant award agreements.

On August 5, 2022, the Company entered into an amendment (the “Foulston Amendment”) to Mr. Foulston’s employment agreement, dated as of May 11, 2020, in order to retain Mr. Foulston’s services through December 31, 2022 (the “Expiration Date”). The Foulston Amendment provides for, among other terms: (i) the vesting of outstanding equity grants held by Mr. Foulston on the earlier of the Expiration Date and the consummation of the transactions contemplated by the Merger Agreement; (ii) the payment of Mr. Foulston’s annual bonus at an amount equal to the greater of Mr. Foulston’s 2022 target bonus and the amount earned based on the actual achievement of performance goals under the Company’s 2022 annual bonus plan; (iii) severance of $2,020,000 paid over twelve months following the Expiration Date; (iv) eighteen-months COBRA continuation; and (v) the payment of his base salary through the Expiration Date if his employment is terminated prior to the Expiration Date. In the event that Mr. Foulston’s employment is terminated prior to the Expiration Date, either by the Company without “cause,” by Mr. Foulston for “good reason” or by reason of death or “disability” (each as defined in the Foulston Amendment), Mr. Foulston will continue to be entitled to the payments and benefits described above, as well as payment of his base salary and provision of health benefits through the Expiration Date.

On June 23, 2022, the Company entered into an amendment to Mr. Finer’s employment agreement, dated as of November 9, 2020, in order to clarify that Mr. Finer will continue to be an employee of the Company on unpaid leave from August 16, 2022 through the earlier of the consummation of the Merger and December 31, 2022 (at which time his employment will terminate) and that Mr. Finer, will be entitled to receive certain benefits upon the consummation of the Merger, including the vesting of all vested and unvested outstanding equity grants.

New Management Arrangements

As of the date of this proxy statement, neither the Company nor Parent has entered into any agreements, arrangements or understandings with the Company’s executive officers in connection with their employment following the consummation of the Merger.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K, the tables below present the estimated amounts of compensation that each named executive officer could receive that are based on or otherwise related to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section, we use such term to describe the Merger-related compensation payable to the Company’s named executive officers. This Merger-related compensation is subject to a non-binding advisory vote of Covetrus’ stockholders. See the section entitled “Proposal 2: Non-Binding Merger-Related Compensation Proposal,” on page [●].

The amounts set forth below have been calculated assuming the Merger is consummated on September 15, 2022 (solely for the purposes of the table below), and, where applicable, assuming each named executive officer experiences a Qualifying Termination of their employment as of September 15, 2022 (solely for the purposes of the table below). The amounts indicated below are estimates of amounts that would be payable to the named executive officers, and the estimates are based on multiple assumptions that may or may not actually occur. The amounts below are based on a price per share of Company common stock of $21.00, which is the price per share of Company common stock to be paid in connection with the Merger. Some of the assumptions are based on information not currently available, and as a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. All dollar amounts set forth below have been rounded to the nearest whole number.

	Golden Parachute Payment
Name	Cash($)(1)	Equity($)(2)	Perquisites / Benefits($)(3)	Total($)
Benjamin Wolin President and Chief Executive Officer	$2,231,250	$15,540,000	$45,980	$17,817,230
Matthew Foulston Executive Vice President and Chief Financial Officer	$1,140,000	$2,048,214	$32,667	$3,220,881
Matthew Malenfant Chief Commercial Officer	$1,035,000	$5,011,083	$47,108	$6,093,191
Georgina Wraight Executive Vice President and President, Global Technology Solutions	$962,500	$5,630,969	$31,813	$6,625,282
Dustin Finer Chief Administrative Officer	$840,000	$3,653,454	$31,813	$4,525,267

(1)

The amounts in this column represent the aggregate of the payments of base salary plus the target pro-rated annual bonus for 2022 to which the named executive officers would be entitled to you in the event of a Qualifying Termination on September 15, 2022 (solely for the purposes of this table). See the section entitled “Special Factors—Interests of Directors and Executive Officers in the Merger” on page [●]. These cash severance payments are “double trigger” benefits contingent upon a Qualifying Termination prior to or following the effective time of the merger.

(2)

Represents the value of the time-vesting RSU, PRSU and Options of (as applicable) held by each named executive officer that will be converted to cash in connection with the Merger. The amounts payable to named executive officers in respect of the RSUs, PRSUs, and Options will be paid to the named executive officers as a result of the Merger even if the named executive officer’s employment is not terminated. The table shows the numbers of PRSUs that would vest based on target performance. For further details regarding the treatment of Covetrus Equity Awards in connection with the Merger, see “Special Factors— Interests of Directors and Executive Officers in the Merger—Treatment of Outstanding Equity Awards,” on page [●] as well as “Special Factors—Interests of Directors and Executive Officers in the Merger—Employment Agreements” on page [●].
(3)

The amounts in the table include the estimated value of payments for COBRA coverage for up to twelve (12) months for Georgina Wraight and up to eighteen (18) months for Benjamin Wolin, Matthew Foulston and Matthew Malenfant following a Qualifying Termination, which are “double-trigger” benefits payable following a Qualifying Termination.

Intent to Vote in Favor of the Merger

Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company common stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of [●], 2022, the record date for the special meeting, our directors and executive officers directly owned, in the aggregate, [●] shares of Company common stock entitled to vote at the special meeting, or collectively approximately [●]% of all the outstanding shares of Company common stock entitled to vote at the special meeting.

Director and Officer Indemnification and Insurance

The Merger Agreement provides that from and after the Effective Time, Parent will and will cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its subsidiaries, determined as of the Effective Time (the “Indemnified Parties”) against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including the Merger Agreement and the Transactions)), arising out of or based on the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, the Company’s certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such person (and Parent and the Surviving Corporation will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced will provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification). Parent will, and will cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its subsidiaries, will, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its subsidiaries than are presently set forth in the Company’s certificate of incorporation and bylaws (or equivalent organizational and governing documents of any subsidiary). The right of indemnification of an Indemnified Party pursuant to the Merger Agreement will not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party.

Prior to the Effective Time, the Company will and, if the Company is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions); provided, however that in no event will the Company be required to expend for such policies an annual premium in excess of three- hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of the Merger Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of the Merger Agreement; provided, however that in no event will the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three- hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; and, provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Certain Effects of the Merger

If the Merger Agreement Proposal is approved by the Company stockholders, and the other conditions to the closing of the Merger are either satisfied or (to the extent permitted by applicable law) waived, Merger Sub will be merged with and into Covetrus upon the terms set forth in the Merger Agreement. As the Surviving Corporation, Covetrus will continue to exist following the Merger as a wholly owned subsidiary of Parent.

Following the Merger, all of Covetrus’ equity interests will be legally and beneficially owned by Parent, and none of Covetrus’ current stockholders will, by virtue of the Merger, have any ownership interest in, or be a stockholder of, the surviving corporation or Parent after the completion of the Merger (except CD&R VFC Holdings will have an indirect ownership interest in Covetrus as a result of the transactions contemplated by the Support and Rollover Agreement). As a result, Covetrus’ current stockholders (other than CD&R VFC Holdings) will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Company common stock. Following the Merger, Parent will benefit from any increase in Covetrus’ enterprise value and also will bear the risk of any decrease in Covetrus’ enterprise value.

For information regarding the effects of the Merger on Covetrus’ outstanding equity awards, see the sections entitled “Special Factors—Interests of Directors and Executive Officers in the Merger,” beginning on page [●], and “The Merger Agreement—Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page [●].

Company common stock is currently registered under the Exchange Act and trades on NASDAQ under the symbol “CVET.” Following the completion of the Merger, the shares of Company common stock will no longer be traded on NASDAQ or any other public market. In addition, the registration of the shares of Company common stock under the Exchange Act will be terminated, and Covetrus will no longer be required to file periodic and other reports with the SEC with respect to Company common stock. Termination of registration of Company common stock under the Exchange Act will reduce the information required to be furnished by Covetrus to Covetrus’ stockholders and the SEC, and would make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to Covetrus to the extent that they apply solely as a result of the registration of Company common stock under the Exchange Act.

The primary detriments of the Merger to stockholders unaffiliated with Parent, CD&R and TPG include the lack of an interest of such stockholders in the potential future earnings, growth or value realized by the Company after the Merger.

Consequences if the Merger is Not Completed

If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your shares of Company common stock. Instead, Covetrus will remain a public company, and the Company common stock will continue to be listed and traded on NASDAQ. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of shares of Company common stock will continue to be subject to the same risks and opportunities as they currently are subject to with respect to their ownership of Company common stock. If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of Company common stock, including the risk that the market price of Company common stock may decline to the extent that the current market price of Company common stock reflects a market assumption that the Merger will be completed. If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.

In addition, if the Merger Agreement is terminated under specified circumstances, (i) Covetrus may be required to pay Parent a termination fee of $88,315,000 or (ii) Parent may be required to pay Covetrus a termination fee of $197,950,000. For additional information, see the section entitled “The Merger Agreement—Termination Fees,” beginning on page [●].

You should also read and consider carefully the other information in this proxy statement, the Annexes to this proxy statement and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K and other SEC filings. See the section entitled “Where You Can Find More Information.”

Material U.S. Federal Income Tax Consequences of the Merger

The following is a discussion of the material U.S. federal income tax consequences of the disposition of Company common stock for cash in the Merger to “U.S. Holders” (as defined below). This summary is for general information purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. Holders. This summary is based on current provisions of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), existing, proposed and temporary regulations thereunder and administrative and judicial interpretations thereof in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this discussion. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (which we refer to as the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS.

The summary applies only to U.S Holders in whose hands shares of Company common stock are capital assets within the meaning of Section 1221 of the Code. This summary does not address foreign, state or local tax consequences of the Merger, nor does it address the U.S. federal income tax consequences of the transactions to special classes of taxpayers (e.g., stockholders that beneficially own (actually or constructively) more than 5% of the total fair market value of the shares of Company common stock, small business investment companies, S corporations, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, qualified foreign pension funds or qualified collective investment vehicles, persons that accumulate earnings to avoid U.S. federal income tax, cooperatives, banks and certain other financial institutions, broker-dealers, insurance companies, tax-exempt organizations, governmental organizations, retirement plans, stockholders that are, or hold shares of Company common stock through, partnerships or other entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes, stockholders whose functional currency is not the United States dollar, dealers in securities or foreign currency, traders that mark-to-market their securities, certain former citizens or residents of the United States, stockholders holding shares of Company common stock that are part of a straddle, hedging, constructive sale, conversion or other integrated security transaction for U.S. federal income tax purposes, stockholders who properly exercise appraisal rights with respect to their shares of Company common stock, stockholders who hold their shares of Company common stock as “qualified small business stock” or “section 1244 stock,” stockholders who received shares of Company common stock in compensatory transactions (including pursuant to the exercise of employee stock options, stock purchase rights or stock appreciation rights, as restricted stock or otherwise as compensation), stockholders who are not exchanging shares of Covetrus shares for cash, and stockholders who actually or constructively own an interest in Parent). In addition, this summary does not address U.S. federal taxes other than income taxes (including any U.S. federal estate or gift tax consequences), or any aspect of the U.S. alternative minimum tax or Medicare tax on net investment income.

If a partnership, or another entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of the Company common stock, the U.S. federal income tax treatment of its partners or members generally will depend upon the status of the partner or member and the partnership’s activities. Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold shares of Company common stock, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the Merger.

This discussion does not address the tax consequences of acquisitions or dispositions of shares of Company common stock outside the Merger, or transactions pertaining to options or other equity awards of the Company in connection with the Merger.

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of shares of Company common stock that, for U.S. federal income tax purposes, is or is treated as: (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (A) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have authority to control all of the trust’s substantial decisions or (B) the trust has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS. WE URGE U.S. HOLDERS AND OTHER BENEFICIAL OWNERS OF SHARES TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER APPLICABLE U.S. TAX TREATIES AND STATE, LOCAL OR FOREIGN TAX LAWS, INCLUDING POSSIBLE CHANGES IN SUCH LAWS.

Tax Consequences of the Merger. The exchange of shares of Company common stock for cash pursuant to the Merger will be a taxable transaction to U.S. Holders for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for shares of Company common stock pursuant to the Merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in the shares of Company common stock surrendered for cash pursuant to the Merger. Gain or loss will be determined separately for each block of shares of Company common stock (that is, shares of Company common stock acquired at the same cost in a single transaction) surrendered for cash pursuant to the Merger. Such gain or loss would be long-term capital gain or loss, provided that the holding period for such block of shares of Company common stock is more than one year at the time of consummation of the Merger. Long-term capital gains recognized by certain non-corporate U.S. Holders are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses by a U.S. Holder is subject to certain limitations.

Information Reporting and Backup Withholding. Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies under penalty of perjury that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the Required Information is timely furnished to the IRS.

The tax discussion set forth above is included for general information only and is not tax advice. You are urged to consult your tax advisor to determine the particular tax consequences to you of the Merger, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws and treaties.

Treatment of Existing Debt

The Company has agreed to (a) obtain the Debt Payoff Letter at least one (1) business day prior to the closing date of the Merger, guarantee terminations and lien terminations, if applicable, to the extent necessary for the termination of all guarantees granted in connection with, the release of all liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under the Existing Credit Agreement, (b) provide Parent with a draft copy of such Debt Payoff Letter at least three (3) business days prior to the closing date of the Merger and (c) give (by the date required under the Existing Credit Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing Credit Agreement at the Closing.

Regulatory Approvals

Under the Merger Agreement, completion of the Merger is conditioned on the expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act.

On June 8, 2022, Covetrus and Parent filed their respective notification and report forms under the HSR Act with respect to the Merger with the FTC and the DOJ, which triggered the start of the HSR Act waiting period. The HSR Act waiting period expired at 11:59 p.m. EST on July 8, 2022.

Completion of the Merger is further subject to the receipt of antitrust and/or foreign investment approvals and/or clearances in China, South Korea, Turkey, the European Union and Australia, as well as consents from certain state boards of pharmacy, with such approvals and/or clearances having been received from South

Korea (on July 8, 2022), Turkey (on July 7, 2022), the European Union (on July 20, 2022) and China (on August 5, 2022).

At any time before or after the Merger is completed, the FTC, the DOJ, U.S. state attorneys general as well as non-U.S. regulatory bodies could take action under antitrust laws and/or foreign investment laws in opposition to the Merger, including seeking to enjoin completion of the Merger, condition adoption of the Merger Agreement upon the divestiture of assets of Parent, Covetrus or their respective subsidiaries or impose restrictions on Parent’s post-Merger operations or other conditions. In addition, state boards of pharmacy could decide to not issue required consents for the Transactions. Private parties also may seek to take legal action under the U.S. federal or state antitrust laws under some circumstances.

For a description of Covetrus’ and Parent’s respective obligations under the Merger Agreement with respect to regulatory approvals, see the section entitled “The Merger Agreement—Efforts to Complete the Merger,” beginning on page [●].

Litigation Related to the Merger

As of August 3, 2022 six Actions have been filed in the S.D.N.Y. in connection with the transactions contemplated by the Merger Agreement: Shiva Stein v. Covetrus, Inc., et al., Case No. 1:22-cv-05737 (S.D.N.Y., filed July 6, 2022); Ryan O’Dell v. Covetrus, Inc., et al., Case No. 1:22-cv-05803 (S.D.N.Y., filed July 7, 2022); Joel Stanley v. Covetrus, Inc., et al., Case No. 1:22-cv-05818 (S.D.N.Y., filed July 8, 2022); Matthew Whitfield v. Covetrus, Inc., et al., Case No. 1:22-cv-05908 (S.D.N.Y., filed July 11, 2022); Jeffrey D. Justice, II. v. Covetrus, Inc., et al., Case No. 1:22-cv-05909 (S.D.N.Y., filed July 11, 2022), and Chris Rayfield v. Covetrus, Inc., et al., Case No. 1:22-cv-06298 (S.D.N.Y, filed July 25, 2022). Each of the Actions names Covetrus and its directors as defendants. The Actions assert claims under Section 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated under the Exchange Act, and allege that the Proxy Statement filed by Covetrus with the Securities Exchange Commission on June 30, 2022 in connection with the Merger contains alleged material misstatements or omissions. The Actions seek, among other things, to enjoin the defendants from proceeding with, consummating or closing the Merger, rescisissory damages should the Merger not be enjoined, and an award of attorneys’ and experts’ fees. The defendants believe that the allegations in the Actions are without merit. If additional similar complaints are filed, absent new or different allegations that are material, Covetrus will not necessarily announce such filings.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory, legal, accounting and other professional fees and expenses	$46,500,000.00
SEC filing fees	$281,906.81	(1)
Printing, proxy solicitation and mailing costs	$210,000.00	(2)
Miscellaneous	$500,000.00

Total	$47,491,906.81

(1)	Pursuant to the terms of the Merger Agreement, the fees, costs and expenses incurred in connection with the filing of this proxy statement shall be shared equally by Parent and the Company.
(2)

Pursuant to the terms of the Merger Agreement, the fees, costs and expenses incurred in connection with the printing and mailing of this proxy statement shall be shared equally by Parent and the Company.

It is also expected that Merger Sub and/or Parent will incur approximately $34 million of legal, financial and other advisory fees.

The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the Merger. All costs and expenses incurred in connection with the Merger Agreement and the Transactions, including the Merger, will be paid by the party incurring such expense, except that (i) the fees, costs and expenses incurred in connection with (x) the filing of the Schedule 13e-3 and this proxy statement and (y) the printing and mailing of this proxy statement, shall be shared equally by Parent and the Company, and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the fees, costs and expenses incurred in connection with the filings required under the HSR Act and any other filings required or advisable by any governmental entity.

Payment of Merger Consideration

Prior to the Effective Time, Parent will designate, with the Company’s prior written approval, a paying agent to exchange the shares of Company common stock for the Merger Consideration. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the paying agent cash comprising approximately the aggregate Merger Consideration. Parent will cause the paying agent to promptly pay each holder of record as of immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) the Merger Consideration upon the surrender of a certificate of shares of Company common stock in the case of certificated shares of Company common stock and promptly after the Effective Time (and in any event within two (2) business days thereafter) in the case of uncertificated shares of Company common stock. Interest will not be paid or accrue on any amount payable upon surrender of any shares of Company common stock. The paying agent will reduce the amount of any Merger Consideration paid by any applicable withholding taxes.

After the completion of the Merger, you will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

The paying agent will return to Parent or the Surviving Corporation, as designated by Parent, all funds in its possession that remain unclaimed by the stockholders of the Company at the one-year anniversary of the effective time. After that time, if you have not received payment of the Merger Consideration, you may look only to the Surviving Corporation for payment of your claims for the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

Provisions for Unaffiliated Stockholders

No provision has been made to grant the Company’s stockholders, other than CD&R VFC Holdings and its affiliates, access to the corporate files of the Company or any other party to the Merger or to obtain counsel or appraisal services at the expense of the Company or any other such party.

Financing of the Merger

The Merger Agreement does not contain any financing condition to consummation of the Merger. Parent estimates that the total funds necessary to complete the Merger and pay the Merger Consideration will be approximately $4.2 billion, including estimated transaction fees and expenses and the shares of Company common stock held by CD&R VFC Holdings valued at $21.00 per share. Parent expects these amounts to be funded through a combination of committed debt financing from specified lenders, consisting of an up to $1,525,000,000 first lien secured term loan facility, an up to $425,000,000 second lien secured term loan facility, and an up to $300,000,000 first lien secured cash-flow based revolving credit facility (up to $65,000,000 of which will be available at the Closing to finance the Transactions and pay related fees and expenses), and $1,604,000,000 from equity commitments by the Equity Investors.

Equity Financing

In connection with the Merger, Parent delivered to the Company (i) an equity commitment letter between Parent and CD&R Fund XI, pursuant to which CD&R Fund XI has committed, subject to the terms and conditions contained therein, to contribute, or cause to be contributed, to Parent (directly, or indirectly through one or more parent companies of Parent, or otherwise) an aggregate amount, in immediately available funds, of $802,160,400 on or prior to the closing of the Merger in connection with the funding of the Merger (the “CD&R Equity Financing”), (ii) an equity commitment letter between Parent and TPG VIII, pursuant to which TPG VIII has committed, subject to the terms and conditions contained therein, to contribute, or cause to be contributed, to Parent (directly, or indirectly through one or more parent companies of Parent, or otherwise) an aggregate amount, in immediately available funds, of $526,839,600 on or prior to the closing of the Merger in connection with the funding of the Merger (the “TPG VIII Equity Financing”) and (iii) an equity commitment letter between Parent and TPG Healthcare, pursuant to which TPG Healthcare has committed, subject to the terms and conditions contained therein, to contribute, or cause to be contributed, to Parent (directly, or indirectly through one or more parent companies of Parent, or otherwise) an aggregate amount, in immediately available funds, of $275,000,000 on or prior to the closing of the Merger in connection with the funding of the Merger (the “TPG Healthcare Equity Financing”, and together with the CD&R Equity Financing and TPG VIII Equity Financing, the “Equity Financing”).

The obligation of the Equity Investors to provide the Equity Financing is subject to a number of conditions, including (1) the satisfaction or waiver by Parent and Merger Sub of each of the conditions to Parent’s and Merger Sub’s obligations to effect the Closing set forth in Article 7 of the Merger Agreement (in each case, other than any conditions that by their nature are to be satisfied at the Closing, but subject to the prior or substantially concurrent satisfaction or waiver of such conditions) and (2) the substantially contemporaneous, or prior, funding of the debt financing contemplated by the Original Debt Commitment Letter (or, if applicable, any alternative financing, as described in the commitment letters for the Equity Financing) at the Closing (in each case, in accordance with the terms and conditions of the Original Debt Commitment Letter).

The Equity Investors’ obligations to fund the Equity Financing and all of its obligations under each of the Equity Commitment Letters will terminate automatically and immediately upon the earliest to occur of (1) the Closing and funding of the Equity Financing, to the extent required by the Equity Commitment Letters, (2) the termination of the Merger Agreement in accordance with its terms, subject to certain exceptions, (3) the Company or any of its controlled affiliates accepting all or any portion of the termination fee of $197,950,000 payable by Parent in certain circumstances pursuant to the Merger Agreement or accepting any payment from the Equity Investors under the limited guarantees that each Equity Investor provided in respect of such obligations, (4) the Company or any of its controlled affiliates asserting in writing a claim against any Equity Investor or any non-recourse party in connection with any limited guarantee or the Merger Agreement, subject to certain exceptions, and (5) the termination of any of the other Equity Commitment Letters entered into by the other Equity Investors.

The Company is an express third-party beneficiary only for the purpose of obtaining specific performance of Parent’s right to cause the equity financing to be funded by the Equity Investors to Parent, subject to the terms and conditions of the Equity Commitment Letters and the Merger Agreement.

Debt Financing

Parent and Merger Sub have obtained debt financing commitments consisting of an up to $1,525,000,000 first lien secured term loan facility, an up to $425,000,000 second lien secured term loan facility, and an up to $300,000,000 first lien secured cash-flow based revolving credit facility (up to $65,000,000 of which will be available at the Closing to finance the Transactions and pay related fees and expenses), the proceeds of which will be used to consummate the Merger and the other transactions contemplated by the Merger Agreement, including paying a portion of the Merger Consideration, and paying all fees and expenses of or payable by Parent, Merger Sub or CD&R (the “Required Amounts”). Deutsche Bank AG New York Branch, UBS AG, Stamford Branch, Bank of Montreal and Mizuho Bank Ltd. (the “Original Debt Commitment Parties”) have committed to provide Parent and Merger Sub, severally, but not jointly, with debt financing in connection with the consummation of the Merger, the other transactions contemplated by the Merger Agreement, and related transactions, in the amounts and on the terms and subject to the conditions set forth in the Original Debt Commitment Letter. Subsequent to the entry into the Original Debt Commitment Letter on May 24, 2022, (i) on June 15, 2022, Parent entered into a joinder to add The Toronto-Dominion Bank, New York Branch, Santander Bank, N.A. and ING Capital LLC (the “Joining Debt Commitment Parties”) as additional financing sources under the Original Debt Commitment Letter and (ii) on June 30, 2022, Parent entered into a second lien debt commitment letter with Owl Rock Capital Advisors LLC and Owl Rock Capital Corporation (collectively, the “Second Lien Lender” and, together with the Original Debt Commitment Parties and the Joining Debt Commitment Parties, the “Debt Commitment Parties”) (the “Second Lien Debt Commitment Letter” and, together with the Original Debt Commitment Letter, the “Debt Commitment Letters”), pursuant to which the

Second Lien Lender committed to provide Parent and Merger Sub with alternate second lien debt financing in the amounts and on the terms and subject to the conditions set forth therein. The obligations of the Debt Commitment Parties to provide the debt financing under the Debt Commitment Letters are subject to certain customary conditions.

Each of Parent and Merger Sub has agreed to use reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the financing on terms (including the “market flex” provisions) and conditions no less favorable to Parent than those described in the Equity Commitment Letters and the Original Debt Commitment Letter, subject to the terms set forth in the Merger Agreement).

The Company has agreed to use reasonable best efforts to provide, and to cause its subsidiaries and its and their respective representatives to use reasonable best efforts to provide, to Parent all cooperation reasonably requested by Parent that is reasonably necessary and customary for financings of the type contemplated by the Original Debt Commitment Letter in connection with the arrangement and obtainment of the debt financing, subject to the terms set forth in the Merger Agreement.

Limited Guarantees

Subject to the terms and conditions set forth in the Limited Guarantees, CD&R Fund XI, TPG Healthcare and TPG VIII have each guaranteed a portion of, and in the aggregate 100% of, the due and punctual payment by Parent to the Company of (1) a termination fee of $197,950,000 (the “Parent Termination Fee”), if and when payable pursuant to the Merger Agreement, (2) any reasonable, documented and out-of-pocket cost and expenses incurred by the Company in connection with enforcement proceedings to collect the Parent Termination Fee, if and when payable pursuant to the Merger Agreement, (3) obligations of Parent under the Merger Agreement related to the fees, costs and expenses incurred in connection with the filing of the Schedule 13e-3 and this proxy statement and printing and mailing this proxy statement, and (4) obligations of Parent under the Merger Agreement related to the fees, costs and expenses incurred in connection with the filings required under the HSR Act and any other filings required or advisable by any governmental entity (collectively, the “guaranteed obligations”).

Subject to specified exceptions, each of the Limited Guarantees will terminate upon the earliest to occur of (1) the Closing of the Merger (but only if the Merger has been consummated and the required amounts to fund the Merger Consideration and the other required payments under the Merger Agreement have been funded), (2) payment in full by CD&R Fund XI, TPG Healthcare or TPG VIII of their respective guaranteed amounts under each respective guarantee, (3) the valid termination of the Merger Agreement under circumstances in which none of the guaranteed obligations is payable, (4) the six month anniversary after the date of the valid termination of the Merger Agreement under circumstances in which any of the guaranteed obligations is payable unless, prior to such date, the Company has commenced a legal proceeding in writing against CD&R Fund XI, TPG Healthcare or TPG VIII, as applicable, pursuant to the respective Limited Guarantee alleging any of the guaranteed obligations is due and owing, in which case such Limited Guarantee will survive until a final, non-appealable resolution of such action, either by judicial determination or pursuant to an agreement between such guarantor and the Company and satisfaction by such guarantor of any obligations finally determined or agreed to be owed by such guarantor. The Limited Guarantees will also terminate in the event the Company or any of its controlled affiliates in any litigation or other proceeding asserts that certain provisions of the Limited Guarantees are illegal, invalid or unenforceable or make certain other assertions related to expanding the scope of the Limited Guarantees or the persons that could be liable with respect to the Merger Agreement, the Limited Guarantees, the Equity Commitment Letters or any other agreement or instrument delivered in connection with the Transactions as further specified in the Limited Guarantees.

Accounting Treatment

The Merger will be accounted for in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company, as the surviving corporation in the Merger, is considered the acquirer for accounting purposes. The Merger will result in the recognition of net assets acquired based on their estimated fair value.

THE MERGER AGREEMENT

The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully in its entirety.

The Merger Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Covetrus, Parent or Merger Sub or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of Covetrus, in the public filings that Covetrus makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section entitled “Where You Can Find More Information,” beginning on page [●].

The representations, warranties and covenants made in the Merger Agreement by Covetrus, Parent and Merger Sub are qualified and subject to important limitations agreed to by Covetrus, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by Covetrus and Parent, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

The Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Covetrus and the separate corporate existence of Merger Sub will thereupon cease. Covetrus will be the Surviving Corporation and a wholly owned subsidiary of Parent, and the separate corporate existence of Covetrus with all its rights, privileges, immunities, powers and franchises will continue unaffected by the Merger, except as set forth in the section entitled “The Merger Agreement—Organizational Documents; Directors and Officers” below. The Merger will have the effects specified in the DGCL.

Effective Time of the Merger

Unless the Merger Agreement has been terminated in accordance with its terms, the Closing will take place as soon as reasonably practicable, and in no event later than three (3) business days, following the day on which the last to be satisfied or waived of each of the conditions set forth in the Merger Agreement is satisfied or waived (other than those conditions that, by their terms, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions); provided, that if the Marketing Period (as described in “The Merger Agreement—Marketing Period”) has not ended at the time of the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing), the Closing will instead occur on the date that is the earlier to occur of (a) any business day during the Marketing Period specified by Parent to the Company on no less than two (2) business days’ notice (unless a shorter period is agreed to by Parent and the Company) and (b) the third (3rd) business day after the final day of the Marketing Period. The date on which the Closing occurs is referred to as the “Closing Date.”

Concurrently with the Closing, Covetrus and Parent will cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Effective Time of the Merger will be on the date and time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later date or time as otherwise agreed to by the Covetrus and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL.

Marketing Period

The “Marketing Period”, a time allotted to Parent and Merger Sub for purposes of marketing the debt financing, will be (A) through and including January 9, 2023, the first period of fifteen (15) consecutive business days after the date of the Merger Agreement throughout and at the end of which (1) Parent will have the Required Information (as described below) at such time and for the three (3) business days thereafter and (2) the conditions to the Merger for the benefit of Parent and Merger Sub have been satisfied or, to the extent permitted by applicable law, waived (other than any such conditions that by their nature are to be satisfied at the Closing) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the Closing were to be scheduled for any time during such fifteen (15) consecutive business day period or (B) if the Extension Trigger (as defined in the section entitled, “The Merger Agreement—Termination of the Merger Agreement—Termination Rights Exercisable by Either Party”) has occurred and the Marketing Period has not then fully elapsed pursuant to clause (A), at all times from and after January 10, 2023, the first period of fifteen (15) consecutive business days after the date of the Merger Agreement throughout and at the end of which Parent will have the Required Information at such time and for the three (3) business days thereafter; provided, that, solely in the case of clause (A), (I) if such fifteen (15) consecutive business day period has not ended on or prior to August 19, 2022, then such fifteen (15) consecutive business day period will not commence prior to September 6, 2022, and (II) if such fifteen (15) consecutive business day period has not ended on or prior to December 22, 2022, then such fifteen (15) consecutive business day period will not commence prior to January 3, 2023.

Further, solely to the extent the Marketing Period is determined in accordance with clause (A) of the preceding paragraph, the Marketing Period will not be deemed to have commenced if (x) the Company’s auditor has withdrawn its audit opinion with respect to any of the audited financial statements of the Company that are included in the Required Information, (y) the Company restates, or the Board has determined to restate or the Company’s auditor has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company has determined that a restatement of any such historical financial statements is required or (z) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading. If the Company in good faith reasonably believes that it has delivered the Required Information and that the Marketing Period has commenced, it is entitled to deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (x) through (z) above, the Marketing Period will be deemed to have commenced on the first business day immediately following such notice unless Parent, in good faith, believes the Marketing Period has not commenced (including as a result of the occurrence of an event described in clauses (x) through (z) above) and within three (3) business days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth with reasonable specific detail why Parent believes the Marketing Period has not commenced). Notwithstanding the foregoing, the Marketing Period shall be deemed to be completed if the debt financing has been fully allocated in the primary syndication thereof prior to the Extended Termination Date (as defined in the section entitled, “The Merger Agreement—Termination of the Merger Agreement—Termination Rights Exercisable by Either Party”).

As used in the Merger Agreement, “Required Information” means, at any date of determination, (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company as of and for the three most recently completed fiscal years of the Company ended at least ninety (90) days prior to the date of determination, in each case accompanied by an audit report thereon, (2) the unaudited consolidated balance sheets and related unaudited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter (other than in each case the fourth quarter of any fiscal year) ended at least forty-five (45) days prior to the date of determination and the portion of the fiscal year through the end of such quarter and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in all cases prepared in accordance with GAAP (as determined by the Company in food faith) and (3) in certain specified circumstances, any replacements or restatements of and supplements to the information specified in item clauses (A)(1) or (A)(2) of this paragraph required on account of the fact that the Required Information, taken as a whole, previously contained any untrue statement of a material fact or omitted to state a material fact, in each case, with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading; (B) solely to the extent the Marketing Period is determined in accordance with clause (A) of the second preceding paragraph, (1) subject to the limitations set forth in the Merger Agreement, all financial or other information necessary to allow Parent to prepare pro forma financial statements that give effect to the Merger and related transactions as if such transactions had occurred as of such date at or at the beginning of such period (as applicable), but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting, (2) in certain specified circumstances, any replacements or restatements of and supplements to the information specified in item clause (B)(1) of this paragraph required on account of the fact that the Required Information, taken as a whole, previously contained any untrue statement of a material fact or omitted to state a material fact, in each case, with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading and (3) all financial or other information regarding the Company and its subsidiaries reasonably requested in connection with the preparation of bank information memoranda, lenders’ presentations and other customary marketing materials relevant to the debt financing, including the confidential information memorandum contemplated by the Original Debt Commitment Letter, in each case under this clause (B)(3), limited in scope to information of the type included in the confidential information memorandum and lenders’ presentation relating to the syndication of the credit facilities under the Existing Credit Agreement; and (C) customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations).

Organizational Documents; Directors and Officers

At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time until thereafter amended, except (a) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (b) for such changes as agreed by the parties and are necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement—Director and Officer Indemnification and Insurance,” beginning on page [●].

Additionally, at the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time will become the bylaws of the Surviving Corporation until thereafter amended, except (i) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (ii) for such changes as are agreed by the parties and necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement—Director and Officer Indemnification and Insurance,” beginning on page [●].

The Merger Agreement provides that, at the Effective Time, (x) the directors of Merger Sub immediately prior to the Effective Time will become the directors of the Surviving Corporation from and after the Effective

Time and (y) the officers of Merger Sub immediately prior to the Effective Time will become the initial officers of the Surviving Corporation from and after the Effective Time.

Merger Consideration Received by Covetrus Stockholders

At the Effective Time, each share of Company common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) will be converted into the right to receive the Merger Consideration.

Excluded Shares

At the Effective Time, each share of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time) and (ii) Covetrus as treasury stock will be cancelled without payment of any consideration thereof.

Shares of Company Common Stock Held by Dissenting Stockholders

All shares of Company common stock that are issued and outstanding immediately prior to the Effective Time and held by Company stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will be cancelled without payment of any consideration thereof. Instead, at the Effective Time, the shares of Company common stock held by such Company stockholders will thereafter represent only the right to receive the fair value of such shares of Company common stock in accordance with Section 262 of the DGCL. Any shares held by such Company stockholders who fail to properly perfect or who have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or who a court of competent jurisdiction has finally determined is not entitled to relief provided by Section 262 of the DGCL with respect to any shares of Company common stock, will no longer be considered shares of Company common stock of a Company stockholder who has perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL and will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, net of any applicable withholding taxes and without interest and less any required tax withholding.

Covetrus is required to provide Parent with written notice as promptly as practicable of any written demands for appraisal, attempted withdrawals of such demands and any other instruments served pursuant to applicable law and received by Covetrus relating to stockholders’ right of appraisal. Absent the prior written consent of Parent, Covetrus is prohibited from voluntarily making any payment with respect to any demands for appraisal, from settling or offering to settle any such demands or from approving any withdrawal of any such demands. Parent shall have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid to a Covetrus stockholder who has perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will be paid by the Surviving Corporation.

Merger Sub Common Stock

At the Effective Time, each share of common stock, par value $0.01, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.01, of the Surviving Corporation.

Treatment of Outstanding Equity Awards; Company ESPP

The Merger Agreement provides that at the Effective Time each outstanding equity award will be treated as follows:

Treatment of Stock Options

Outstanding Options granted under the Company’s 2019 Omnibus Incentive Compensation Plan, whether vested or unvested, will be treated as follows: (i) if the per share of Company common stock exercise price of such Option is equal to or greater than the Merger Consideration, such Option will terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per share of Company common stock exercise price of such Option is less than the Merger Consideration, such Option will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to the Option Payment. From and after the Effective Time, each Option will no longer be exercisable by the former holder thereof, but will only entitle such holder to the Option Payment, if any. The Option Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Restricted Stock Units

Restricted Stock Units granted under the Company’s 2019 Omnibus Incentive Compensation Plan that are outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested will become fully vested (to the extent unvested or to the extent such Restricted Stock Unit would not otherwise vest) and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive the Restricted Stock Unit Payment. From and after the Effective Time, no Restricted Stock Unit will remain outstanding and each former holder of any such Restricted Stock Unit will cease to have any rights with respect thereto, except the right to receive the Restricted Stock Unit Payment. The Restricted Stock Unit Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Performance Restricted Stock Units

Performance Restricted Stock Units granted under the Company’s 2019 Omnibus Incentive Compensation Plan that are outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, will become fully vested (to the extent unvested or to the extent such Performance Restricted Stock Unit would not otherwise vest) and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive the Performance Restricted Stock Unit Payment. From and after the Effective Time, no Performance Restricted Stock Unit will remain outstanding and each former holder of any such Performance Restricted Stock Unit will cease to have any rights with respect thereto, except the right to receive the Performance Restricted Stock Unit Payment. The Performance Restricted Stock Unit Payment will be made as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any taxes withheld pursuant to the Merger Agreement.

Treatment of Company Restricted Stock

At the Effective Time, each share of Company common stock subject to vesting, repurchase or other lapse restriction outstanding immediately prior to the Effective Time will fully vest and be cancelled and converted automatically into the right to receive Merger Consideration and be treated in the same manner as all other shares of Company common stock for such purposes.

Treatment of the Employee Stock Purchase Plan

The Company has agreed to take all actions necessary to terminate the ESPP and all outstanding rights thereunder as of the day immediately prior to the Effective Time, contingent upon the occurrence of the Closing.

The Final Offering Period will terminate no later than the day immediately prior to the Effective Time, and the Company has agreed to cause the exercise date applicable to the Final Offering Period to accelerate and occur on the termination date of the ESPP with respect to any then-outstanding purchase rights. All amounts allocated to each participant’s account under the ESPP at the end of the Final Offering Period will thereupon be used to purchase whole shares of Company common stock under the terms of the ESPP for such offering period, which shares of Company common stock will be cancelled at the Effective Time in exchange for the right to receive the Merger Consideration in the same manner as all other shares of Company common stock. Following the purchase of the shares of Company common stock, the Company will return to each participant the funds, if any, that remain in such participant’s account after such purchase. The Company has agreed to take such steps as may be necessary such that, between the date of the signing of the Merger Agreement and the Closing, (i) no new participants may commence participation in the ESPP, (ii) no current participant in the ESPP may increase his or her rate of contribution under the ESPP and (iii) no new offering period will commence after the date the Merger Agreement was signed.

Conversion of Shares; Exchange of Certificates

Exchange Procedures

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with a paying agent selected by Parent with Covetrus’ prior written approval (which will not be unreasonably withheld, conditioned or delayed) (the “Paying Agent”), for the benefit of the holders of shares of Company common stock, an aggregate amount of cash comprising the aggregate Merger Consideration to which holders of Company common stock will become entitled in connection with the Merger. No later than three (3) business days prior to the Closing Date, Parent is required to enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company (which confirmation of satisfaction will not be unreasonably withheld, conditioned or delayed), to effect the applicable terms of the Merger Agreement.

Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing any of the shares of Company common stock outstanding immediately prior to the Effective Time (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its shares of Company common stock into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of shares of Company common stock represented by a certificate that is not registered in the transfer records of Covetrus, a check for any cash to be paid upon due surrender of the certificate may be issued and/or paid to such a transferee if the certificate representing such shares of Company common stock is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent.

You should not send in your certificate(s) with your proxy card. A letter of transmittal with instructions for the surrender of certificates will be mailed to Company stockholders if the Merger is completed.

Lost, Stolen and Destroyed Certificates

In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claim that may be made against it, Paying Agent or the Surviving Corporation, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed Certificate been surrendered.

Uncertificated Shares

Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated shares of Company common stock (other than shares of Company common stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries (including the shares of Company common stock transferred by CD&R VFC Holdings, directly or indirectly, to Parent immediately prior to the Effective Time), (ii) Covetrus as treasury stock and (iii) Covetrus stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) materials advising such holder of the effectiveness of the Merger and the conversion of its shares of Company common stock into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its shares of Company common stock (after giving effect to any required tax withholdings), without interest thereon.

Representations and Warranties

Covetrus, on the one hand, and Parent and Merger Sub, on the other hand, have each made representations and warranties to each other in the Merger Agreement.

The representations and warranties referenced below and included in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the parties to each other, including in the disclosure letter delivered by Covetrus in connection with the Merger Agreement (the “Company Disclosure Letter”). The representations and warranties contained in the Merger Agreement should not be relied upon as characterizations of the actual state of facts or condition of Covetrus, Parent, Merger Sub, or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the Merger Agreement will expire at the Effective Time.

Representations and Warranties of Covetrus

Covetrus has made customary representations and warranties to Parent and Merger Sub in the Merger Agreement regarding aspects of Covetrus’ business and various other matters pertinent to the Merger. The topics covered by its representations and warranties include the following:

•	due organization, good standing and qualification to do business of Covetrus and its subsidiaries;

•	the capital structure of, and the absence of restrictions with respect to the equity interests of, Covetrus and its subsidiaries;

•	Covetrus’ authority to enter into, and, subject to the Company stockholder’s adoption of the Merger Agreement, consummate the Transactions;

•	the recommendation of the Transaction Committee and the Board’s approval of the Merger Agreement;

•

the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which Covetrus or any of its subsidiaries is a party, in each case as a result of Covetrus’ execution or delivery of the Merger Agreement or the performance by Covetrus of its covenants under the Merger Agreement, or the consummation by Covetrus of the Transactions;

•	Covetrus’ SEC filings since December 31, 2019 and the financial statements contained in those filings;

•

the absence of certain changes or events since January 1, 2022 and that since January 1, 2022 and through the date of the Merger Agreement, other than with respect to the negotiation and execution of the Merger Agreement and the consummation of the transactions contemplated thereby, the Company and its subsidiaries conducted their respective businesses in the ordinary course of such businesses in all material respects;

•	the absence of pending or to the Company’s knowledge threatened litigation or outstanding judgments;

•	the absence of any undisclosed liabilities;

•	employee benefits matters;

•	labor matters;

•	compliance with laws and possession of licenses;

•	certain material contracts;

•	takeover laws;

•	environmental matters;

•	tax matters;

•	intellectual property, information technology and data security matters;

•	insurance policies and coverage;

•	the opinion from Covetrus’ financial advisor;

•	the absence of broker’s and finder’s fees in connection with the Transactions;

•	the absence of affiliate transactions since January 1, 2022;

•	health care and Federal Drug Administration regulatory matters; and

•	real property matters.

Material Adverse Effect

Some of the Company’s representations and warranties are qualified by the concept of a “material adverse effect.” Under the terms of the Merger Agreement, a “Company Material Adverse Effect” on Covetrus means any fact, change, event, development, circumstance or effect that, individually or taken together with any other fact, change, event development, circumstance or effect, has or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of the Company and its subsidiaries, taken as a whole; provided, that none of the following will be deemed, either alone or in combination, to constitute, and there will not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse fact, change, event, development, circumstance or effect to the extent arising from or attributable or relating to:

•	changes in the U.S. or global financial, securities or capital markets generally;

•

general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy or inflation;

•	changes generally affecting, the industries in which the Company or any of its subsidiaries operate;

•

any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruptions, epidemics, pandemics or disease outbreak (including COVID-19) or certain COVID-19 measures or any change in such COVID-19 measures or interpretations thereof following the date of the Merger Agreement or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof;

•

any failure by the Company or any of its subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period;

•

a decline in the price of the shares of Company common stock, or a change in the trading volume of the shares of Company common stock, on NASDAQ, provided that the exceptions in this bullet and the one above will not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions in the other bullets of this section) has resulted in, or contributed to, a Company Material Adverse Effect;

•	changes in law;

•	changes in GAAP (or authoritative interpretation thereof);

•

the taking of any specific action expressly required by the Merger Agreement or taken with Parent’s written consent or the failure to take any specific action expressly prohibited by the Merger Agreement and as for which Parent declined to consent;

•

the announcement or pendency of the Merger Agreement and the Merger, including the impact specifically and particularly thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees);

•

any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with the Merger Agreement or any of the Transactions (it being understood that this exception will apply to the effects arising out of or relating to the bringing of such litigation and not those arising out of or resulting from an actual breach (or other claim) that is the subject thereof);

•	the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its subsidiaries with its employees;

•	any matters disclosed in the Company Disclosure Letter; or

•	the continuation or worsening of supply chain disruptions affecting the industry in which the Company and its subsidiaries conduct business.

However, notwithstanding the foregoing, the facts, changes, effects, circumstances or developments set forth in bullets one, two, three, four, seven, eight, and fourteen will be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such facts, changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments will be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub made customary representations and warranties to Covetrus in the Merger Agreement, including representations and warranties relating to the following:

•	the organization, good standing and qualification to do business of Parent and Merger Sub;

•

Parent’s ownership of Merger Sub’s capital stock and Merger Sub’s lack of operating activities and assets and liabilities other than those incident to its formation and pursuant to the Merger Agreement and the Transactions, including the Merger;

•	each of Parent’s and Merger Sub’s authority to enter into, and consummate the Transactions;

•

the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which Parent or Merger Sub is a party, in each case as a result of Parent’s and Merger Sub’s execution or delivery of the Merger Agreement or the performance by Parent and Merger Sub of their respective covenants under the Merger Agreement, or the consummation by Parent and Merger Sub of the Transactions;

•	the absence of pending or threatened litigation or outstanding judgments;

•	the absence of broker’s and finder’s fees in connection with the Transactions;

•	the financial ability of Parent to consummate the Merger and the commitment letters from equity and debt sources; and

•	the solvency of the Surviving Corporation immediately after giving effect to the Transactions.

Covenants Regarding Conduct of Business by Covetrus Prior to Merger

Under the Merger Agreement, Covetrus agreed as to itself and its subsidiaries that, from and after the execution of the Merger Agreement and prior to the Effective Time, except (i) as required by applicable law, (ii) as Parent otherwise approves in writing (such approval not to be unreasonably withheld, conditioned or delayed), (iii) for commercially reasonable actions as required to comply with COVID-19 measures, (iv) as expressly set forth in the Company Disclosure Letter, or (v) expressly provided for in the Merger Agreement, Covetrus will use its commercially reasonable efforts to conduct its business and the business of its subsidiaries in the ordinary course of business consistent with past practice, and, in addition, Covetrus will not and will not permit any of its subsidiaries to:

•

(i) amend, supplement or otherwise modify its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned subsidiary of the Company that would not prevent, materially delay or materially impair the Merger or the other Transactions, (ii) split, combine, subdivide or reclassify its outstanding equity interests (except for any such transaction by a wholly owned subsidiary of the Company which remains a wholly owned subsidiary after consummation of such transaction), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned subsidiary of the Company to another direct or indirect wholly owned subsidiary of the Company or to the Company) or (iv) purchase, repurchase, redeem or otherwise acquire any of its equity interests or any securities convertible or exchangeable into or exercisable for any of its equity interests (other than (A) pursuant to the exercise of Options or the forfeiture of, or withholding of taxes with respect to, Options, Restricted Stock Units or Performance Restricted Stock Units or (B) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned subsidiary of the Company by the Company or any other wholly owned subsidiary of the Company);

•

merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned subsidiaries of the Company that would not prevent, materially delay or materially impair the Merger or the other Transactions), or create any subsidiary of the Company or any of its subsidiaries;

•

(i) increase in any material respect the compensation or benefits payable to any current or former director, officer, employee, consultant or other service provider with an annual salary in excess of $250,000, other than increases in base salary for promotions or as a result of salary reviews made in the ordinary course of business and consistent with past practices, (ii) grant any extraordinary bonus or any equity compensation to any current or former director, officer, employee, consultant or other service provider, (iii) establish, adopt or enter into, other than in the ordinary course of business in accordance with past practice, any new bonus, pension, other retirement, deferred compensation, equity compensation, change in control, retention or other benefit agreement, plan or arrangement or other employee benefit plan (including any employment agreement) for the benefit of any current or former director, officer, employee, consultant or other individual service provider or (iv) make any change to any employee benefit plan (including any employment agreement) that would materially increase the costs to the Company in respect of such employee benefit plan (including any employment agreement);

•

incur any indebtedness, guarantee, endorse, assume or otherwise become liable or responsible (directly or indirectly) any indebtedness of another person or issue any rights to acquire any indebtedness, except (i) in the ordinary course of business, borrowings under the Company’s revolving credit facility as in effect as of the date of the Merger Agreement, including pursuant to the Company’s existing credit agreement, (ii) in replacement of existing indebtedness which has matured or is scheduled to mature, in each case after the date of the Merger Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its subsidiaries, taken as a whole, than the indebtedness being replaced, (iii) inter-company indebtedness among the Company and its wholly owned subsidiaries, (iv) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business consistent with past practice or (v) hedging in compliance with the hedging strategy of the Company as of the date of the Merger Agreement in the ordinary course of business consistent with past practice and not for speculative purposes;

•

make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed, in the aggregate, for the period between the date of the Merger Agreement and the Effective Date, 110% of the capital expenditures provided for in the 2022 budget provided to Parent prior to the execution of the Merger Agreement;

•

other than sales of inventory in the ordinary course of business consistent with past practice, transfer, lease, license, sell, assign, mortgage, pledge, encumber, place a lien upon or otherwise dispose of any properties, rights or assets (including equity interests of any of its subsidiaries), with a fair market value in excess of $5,000,000 individually or $20,000,000 in the aggregate (other than transactions among the Company and its wholly owned subsidiaries);

•

issue, deliver, sell, grant, transfer, assign, pledge or encumber, agree or commit to or authorize the issuance, delivery, sale, grant, transfer, assignment, pledge or encumbrance of, any shares of its capital stock or any other equity interest in the Company or any Company subsidiary or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares or equity interest, except (i) for any shares of Company common stock issued pursuant to Options, Restricted Stock Units and Performance Restricted Stock Units outstanding on the date of the Merger Agreement in accordance with the existing terms of such awards and the Company stock plans as of the date of the Merger Agreement and (ii) by wholly owned subsidiaries to the Company or to any other wholly owned subsidiary of the Company;

•

other than in the ordinary course of business, spend or commit to spend in excess of $5,000,000 individually or $20,000,000 in the aggregate to acquire any business or to acquire assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at fair market value as of the date of the agreement for such acquisition);

•	make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any authoritative interpretation thereof) or by applicable law;

•

abandon any material existing lines of business or enter into any material new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of the Merger Agreement;

•

other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned subsidiary of the Company);

•

(i) amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof) certain material contracts or waive, release or assign any material rights, claims or benefits under certain material contracts or (ii) enter into certain material contracts unless it is on terms substantially consistent with, or on terms more favorable to the Company or its subsidiaries (and to Parent and its subsidiaries following the Closing) than, either a contract it is replacing or a form of such material contract made available to Parent prior to the of the Merger Agreement; provided that the foregoing will not prohibit or restrict the ability of the Company or its subsidiaries to take any action described in this bullet in the ordinary course of business consistent with past practices with respect to contracts or material contracts; provided, further that for the avoidance of doubt, this bullet will not prohibit or restrict any employee benefit plan (including any employment agreement);

•

(A) settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings before or threatened to be brought before a governmental entity, other than settlements if the amount of any such settlement is not in excess of $1,000,000 individually or $5,000,000 in the aggregate, in each case in excess of amounts available under the Company’s applicable insurance policy, provided that such settlements do not involve any admission of guilt (through a plea or otherwise), non-de minimis injunctive or equitable relief or impose non-de minimis restrictions on the business activities of the Company and its subsidiaries or Parent and its subsidiaries, or (B) waive, release, grant or transfer any material claim or right of material value or knowingly consent to the termination of any material claim or right of material value;

•

other than in the ordinary course of business consistent with past practice, make or change any material tax election, make any material change to any annual tax accounting period, adopt or change any material method of tax accounting, amend any material tax returns or file any claims for material tax refunds, enter into any material closing agreement, settle any material tax claim, audit or assessment or surrender any right to claim a material tax refund, offset or other reduction in tax liability;

•	enter into any material affiliate transaction; or

•	agree, resolve or commit to do any of the foregoing.

Restriction on Solicitation of Competing Proposals

No Solicitation or Negotiation

Subject to certain exceptions described below, Covetrus has agreed that it will not, and will use reasonable best efforts to cause its and its subsidiaries’ and its and their respective directors, officers, employees and other representatives not to, directly or indirectly:

•

solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, (i) any proposal, offer, inquiry or indication of interest from any person or group relating to a merger, consolidation, dissolution, liquidation, tender offer (including a self-tender offer), recapitalization, reorganization, share exchange, share purchase, asset purchase, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction (or series of transactions) involving the Company or any of its subsidiaries which is structured to permit such person or group to, directly or indirectly, acquire beneficial ownership of twenty-five percent (25%) or more of the outstanding shares of Company common stock, or twenty-five percent (25%) or more of the consolidated net revenues, net income or total assets of the Company or (ii) any acquisition by any person or group resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, twenty-five percent (25%) or more of the outstanding shares of Company common stock, or twenty-five percent (25%) or more of the consolidated net revenues, net income or total assets of the Company, in each case, other than the Transactions (each of (i) and (ii), an “Acquisition Proposal”);

•

participate in any discussions or negotiations with any person regarding, or relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal; or

•

provide any non-public information concerning the Company or any of its subsidiaries to any person, or afford access to the business, assets, properties, books or records, other information or employees or other representatives of the Company or any of its subsidiaries in connection with, with the intent to induce, or that could reasonably be expected to lead to, any Acquisition Proposal.

The Company has agreed that it will, and will cause its subsidiaries and direct its representatives to, immediately (i) cease and cause to be terminated any discussions and negotiations with any person (other than Parent, Merger Sub and their representatives) conducted prior and up to the date of the Merger Agreement with respect to any Acquisition Proposal, or proposal that could reasonably be expected to lead to an Acquisition Proposal and cease providing any information to any such person or its representatives, (ii) with respect to any person with whom such discussions or negotiations have been terminated, promptly following the date of the Merger Agreement (and in any event within two (2) business days of the date of the Merger Agreement) request that such person and its representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and take all necessary action to secure its rights and ensure the performance of any such person’s obligations under any applicable confidentiality agreement, (3) promptly terminate all access granted to any person and its representatives to any physical or electronic data rooms relating (or other diligence access) and (4) not terminate, waive, amend or modify any provision of any existing confidentiality or standstill agreement with respect to a potential Acquisition Proposal; provided that the foregoing will not restrict the Company from informing any person that makes an Acquisition Proposal of the restrictions imposed by the Merger Agreement.

Fiduciary Exception to No Solicitation Provision

Notwithstanding anything to the contrary in the non-solicitation provisions of the Merger Agreement described above, prior to the time, but not after, the adoption of the Merger Agreement by the Company’s stockholders, the Company may, in response to an unsolicited, bona fide written Acquisition Proposal received after the date of the Merger Agreement that did not result from the Company’s breach of the non-solicitation provisions of the Merger Agreement described above, (i) provide access to non-public information regarding the Company or any of its subsidiaries to the person who made such Acquisition Proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such person and that, prior to furnishing any such non-public information, the Company receives from the person making such Acquisition Proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such person as the confidentiality agreement’s terms are (it being understood that such confidentiality agreement need not prohibit the making or amending of an Acquisition Proposal) and (ii) engage or participate in any discussions or negotiations with any such person regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, (1) the Board (acting on the recommendation of the

Transaction Committee) determines in good faith after consultation with outside legal counsel that (A) based on the information then available and after consultation with an independent financial advisor of nationally recognized reputation that such Acquisition Proposal either constitutes a Superior Proposal (as defined below) or would reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law and (2) with respect to clause (ii) above, the Company provides written notice to Parent at least twenty-four (24) hours prior to engaging or participating in any discussions or negotiations with any such person regarding such Acquisition Proposal.

The Merger Agreement provides that the Company will promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal are received by the Company, (ii) any non-public information is requested in connection with any bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal or (iii) discussions or negotiations with any Person with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including providing copies of any written materials delivered by such Person) and thereafter will keep Parent reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to Parent within twenty-four (24) hours of copies of all communications delivered by or on behalf of such person in connection with such proposal or offer).

“Superior Proposal” means any bona fide Acquisition Proposal made by a third party (and not made as a result of a breach by the Company in any material respect of non-solicitation provisions of the Merger Agreement) after the date of the Merger Agreement, which the Board (acting on the recommendation of the Transaction Committee) determines in good faith (after consultation with its outside legal counsel and financial advisors) to be (i) more favorable to the holders of shares of Company common stock from a financial point of view than the Merger (taking into account all of the terms and conditions (including any financing condition or the reliability of any debt or equity funding commitments (including whether fully committed)) of, the identity of the third party making, and the likelihood of completion of, such Acquisition Proposal and the Merger Agreement (including, if applicable at the time of such determination, any changes to the financial terms of the Merger Agreement then proposed by Parent in response to such offer or otherwise)), and (ii) reasonably likely to be capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal; provided that, for purposes of this definition of “Superior Proposal” only, references to fifteen percent (15%) in the definition of Acquisition Proposal will be deemed to be references to seventy-five percent (75%).

No Change in Recommendation or Alternative Acquisition Agreement

The Merger Agreement provides that, except as described below, neither the Board nor any committee thereof will (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement or approve, recommend or otherwise declare advisable any Acquisition Proposal, (ii) fail to include the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement in this proxy statement, (iii) after receipt of any Acquisition Proposal, fail to recommend against such Acquisition Proposal and, after receipt of such Acquisition Proposal, reaffirm the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement within ten (10) days of receipt of a written request from Parent to do so (and if the Company stockholders meeting for adopting the Merger Agreement is scheduled to be held within ten (10) days, then within two (2) business days of such request), (iv) fail to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (v) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement (as defined below) (each of the foregoing clauses (i)-(v), a “Change in Recommendation”) or (vi) cause or permit the Company or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than a confidentiality agreement entered into in compliance with the non-solicitation provisions of the Merger Agreement) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal.

Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement

Following receipt of a written Acquisition Proposal by the Company after the date of the Merger Agreement that did not result from a breach by the Company in any material respect of the non-solicitation provisions of the Merger Agreement and that the Board (acting on the recommendation of the Transaction Committee) determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, the Board (acting on the recommendation of the Transaction Committee) may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation or terminate the Merger Agreement in accordance with its termination provisions in order to enter into the Alternative Acquisition Agreement with respect to such Superior Proposal, or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:

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the Company has (A) provided to Parent four (4) business days’ prior written notice, which will state expressly (1) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) the material terms and conditions of the Acquisition Proposal (including the consideration offered therein and the identity of the person or group making the Acquisition Proposal) and will have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents (other than immaterial documents) related to the Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Superior Proposal will require a new notice and an additional two (2) business day period) and (3) that, subject to the next bullet, the Board (acting on the recommendation of the Transaction Committee) has determined to make a Change in Recommendation or to terminate the Merger Agreement in order to enter into the Alternative Acquisition Agreement, as applicable and (B) prior to making such a Change in Recommendation or terminating the Merger Agreement, as applicable, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such notice period, to consider any adjustments proposed in writing by Parent to the terms and conditions of the Merger Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal; and

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the Board (acting on the recommendation of the Transaction Committee) has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms proposed in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Change in Recommendation or to so terminate the Merger Agreement, as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Intervening Event Exception to Change in Recommendation Provision

Notwithstanding anything to the contrary set forth in the provision restricting Changes in Recommendation or the Company entering into Alternative Acquisition Agreements in the Merger Agreement, upon the occurrence of any Intervening Event (as defined below), the Board may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation, if all of the following conditions are met:

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the Company has (A) provided to Parent four (4) business days’ prior written notice, which will (1) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (2) state expressly that, subject to the next bullet, the Board (acting on the recommendation of the Transaction Committee) has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, used reasonable best efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such four (4) business day notice period to consider any adjustments proposed in writing by Parent to the terms and conditions of the Merger Agreement such that the failure of the Board to make a Change in Recommendation in response to the Intervening Event in accordance with the next bullet would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law; and

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the Board (acting on the recommendation of the Transaction Committee) will have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms proposed in writing by Parent, the failure to make a Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

“Intervening Event” means a material effect that was not known to, or reasonably foreseeable by, the Board prior to the execution of the Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable), which effect, or any material consequence thereof, becomes known to, or reasonably foreseeable by, the Board prior to the adoption of the Merger Agreement by the Company’s stockholders; provided, that “Intervening Event” will exclude any event, circumstance, change or development (A) related to any Acquisition Proposal or other inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal or any matter related thereto or to the consequences thereof, (B) related to changes in the price or trading volume of the shares of Company common stock, in and of itself (however, the underlying facts or occurrences giving rise or contributing to such change or event may be taken into account when determining whether an Intervening Event has occurred unless excluded by any other exclusion in this definition), or (C) related to the fact that, in and of itself, the Company exceeds (or fails to meet) any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided, that the underlying facts or occurrences giving rise or contributing to such for the Company exceeding such projections, estimates or expectations may be taken into account when determining whether an Intervening Event has occurred unless excluded by any other exclusion in this definition).

Obligations with Respect to this Proxy Statement, Schedule 13e-3 and the Special Meeting

As promptly as possible, and in any event within thirty (30) days of the date of the Merger Agreement, Covetrus was required to prepare and file this proxy statement in preliminary form. The Company and Parent were also each required to use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the proxy statement by the SEC. The Company was required to cause the definitive proxy statement to be mailed as promptly as possible after the date the staff of the SEC advises that it has no further comments thereon or that the Company may commence mailing the proxy statement.

The Company and the CD&R Entities has, concurrently with preparation and filing of this proxy statement, jointly prepared and filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 relating to the Transactions.

Covetrus is required, in coordination with the CD&R Entities, as promptly as reasonably practicable in accordance with applicable law and the Company’s certificate of incorporation and bylaws to establish a record date for, duly call and give notice of, and use its reasonable best efforts to convene a meeting of the holders of Company common stock to consider and vote upon the adoption of the Merger Agreement.

Efforts to Complete the Merger

Covetrus and Parent will, subject to the exceptions to the non-solicitation provisions of the Merger Agreement described above, cooperate with each other and use, and will cause their respective subsidiaries and controlled affiliates to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Merger Agreement and applicable laws to consummate and make effective the Merger and the other Transactions as expeditiously as possible, and in no event later than November 24, 2022 (the “Termination Date”) including (i) preparing and filing all documentation to effect all necessary notices, reports and other filings (and in any event, by filing within ten (10) business days after the date of the Merger Agreement the notifications, filings and other information required to be filed under the HSR Act, and as promptly as practicable in the case of all other filings required under any other antitrust laws or laws relating to foreign investment with respect to the Transactions) and to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or any of the other Transactions, (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval of, waiver or any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the Merger Agreement.

Subject to the following paragraph, in the event that Covetrus and Parent receive a request for information or documentary material pursuant to the HSR Act or any other antitrust laws or laws relating to foreign investment, including a request for additional information and documentary material, unless otherwise agreed to by Parent and the Company, Covetrus and Parent will use their reasonable best efforts to submit an appropriate response to, and to certify compliance with, such request as promptly as practicable, and counsel for both parties will closely cooperate during the entirety of any such request review process. None of the parties, including their respective subsidiaries and controlled affiliates, will take, cause or permit to be taken, or omit to take, any action which such party reasonably expects is likely to materially delay or prevent consummation of the contemplated transactions, unless otherwise agreed to by the parties.

In furtherance of the foregoing, from the date of the Merger Agreement until the Effective Time, neither CD&R nor TPG (solely with respect to the TPG Capital platform) will directly or indirectly (but subject in all respects to the immediately succeeding sentence) acquire or agree to acquire by merger or consolidation with, or by purchasing the assets of or equity in, any person, if the entering into of a definitive agreement relating to or the consummation of such a transaction would reasonably be expected to prevent or delay past the Termination Date (as defined below) the satisfaction of the governmental consent condition to Closing. Notwithstanding anything to the contrary the restrictions in the foregoing sentence will not apply to any existing portfolio company (as such term is commonly understood in the private equity industry) of CD&R or TPG. Neither Covetrus or Parent, without the other party’s prior written consent, will (i) withdraw or refile any filing made under the HSR Act or any other antitrust laws or laws relating to foreign investment, (ii) enter into any timing, settlement or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated transactions under the HSR Act or any other antitrust laws or laws relating to foreign investment or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated transactions).

Parent and Covetrus will cooperate with respect to the antitrust laws and laws relating to foreign investment; however, after consulting with the Company, Parent will have final decision making authority with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, waiting period expirations or authorizations of any governmental entity required to consummate the Merger prior to the Termination Date. No party to the Merger Agreement or its counsel will independently participate in any substantive call or meeting relating to the antitrust laws or laws relating to foreign investment with any governmental entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such governmental entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable law:

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each party will notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its subsidiaries intends to make with any governmental entity relating to the Transactions;

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prior to submitting any such filing or making any such communication or inquiry, such party will provide the other party and its counsel a reasonable opportunity to review, and will consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry;

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promptly following the submission of such filing or making such communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication; and

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consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any governmental entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any governmental entity relating thereto.

Parent, including its subsidiaries and controlled affiliates, will use its reasonable best efforts to resolve such objections, if any, as may be asserted by any governmental entity in connection with the HSR Act, any other applicable antitrust laws or laws relating to foreign investment with respect to the Transactions and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the Transactions.

If any administrative or judicial proceeding, including any such proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other Transaction as violative of any antitrust law or laws relating to foreign investment, each of the Company and Parent will use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.

However, the Merger Agreement also provides that notwithstanding any of the obligations with respect to efforts relating to antitrust laws and laws relating to foreign investment described above or any other provisions of the Merger Agreement, nothing in the Merger Agreement will require Merger Sub, Parent or any of their affiliates (including CD&R and TPG or any investment funds or investment vehicles affiliated with, or managed or advised by, CD&R or TPG or any portfolio company (as such term is commonly understood in the private equity industry) or investment of CD&R, TPG or of any such investment fund or investment vehicle) to, and the Company will not, without the prior written consent of Parent, agree or otherwise be required to take any action (including any steps or actions contemplated by this section) with respect to CD&R, TPG or such affiliates, other than with respect to Parent and/or its subsidiaries.

Access to Information

Upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable law, (x) Covetrus will, and will cause its subsidiaries and its and its subsidiaries’ directors, officers or employees to, and will direct its other representatives to, afford Parent and its representatives reasonable access, during normal business hours during the period prior to the Effective Time, to Covetrus’ and its subsidiaries’ properties, assets, commitments, tax returns, contracts, books and records and, (y) during such period, Covetrus will, and will cause its subsidiaries to, furnish as promptly as reasonably practicable to Parent all information concerning its or any of its subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent in connection with the Merger; provided, that no investigation will affect or be deemed to modify any representation or warranty made by Covetrus; and provided further, that the foregoing will not require Covetrus to permit any invasive environmental sampling or any inspection or to disclose any information, to the extent that (A) in the reasonable good faith judgment of Covetrus’ outside legal counsel, any applicable law requires Covetrus or its subsidiaries to restrict or prohibit access to any such information or disclosure thereof would expose Covetrus to an unreasonable risk of liability for disclosure of sensitive personal information, (B) in the reasonable good faith judgment of Covetrus, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other contract that is binding on Covetrus or any of its subsidiaries, or (C) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided further, that with respect to the foregoing clauses (A) through (C), Covetrus will use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Covetrus and (3) in the case of clauses (A) and (C), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction (solely to the extent necessary) or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable law or jeopardizing such privilege. Any investigation pursuant to the forgoing right of access will be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to the foregoing right of access will be directed to an executive officer of the Company or such person as may be designated by any such executive officer.

Director and Officer Indemnification and Insurance

The Merger Agreement provides that from and after the Effective Time, Parent will and will cause the Surviving Corporation to, indemnify, defend and hold harmless the Indemnified Parties against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including the Merger Agreement and the Transactions)), arising out of or based on the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, the Company’s certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such person (and Parent and the Surviving Corporation will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced will provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification). Parent will, and will cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its subsidiaries, will, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its subsidiaries than are presently set forth in the Company’s certificate of incorporation and bylaws (or equivalent organizational and governing documents of any subsidiary). The right of indemnification of an Indemnified Party pursuant to the Merger Agreement will not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party.

Prior to the Effective Time, the Company will and, if the Company is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for the D&O Insurance with benefits and levels of coverage at least as favorable as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with the Merger Agreement or the

Transactions); provided, however that in no event will the Company be required to expend for such policies an annual premium in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of the Merger Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of the Merger Agreement; provided, however that in no event will the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; and, provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Employee Benefits

Parent has agreed that each employee of the Company or its subsidiaries who continues to remain employed with the Company or its subsidiaries following the Closing (a “Continuing Employee”) will, during the period commencing at the Effective Time and ending on the first anniversary of the Closing (the “Continuation Period”), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time, (ii) target annual (or shorter) cash bonus opportunities, that are no less favorable in the aggregate than the target annual (or shorter) cash bonus opportunities provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time and (iii) employee benefits that are substantially comparable in the aggregate to those provided by the Company and its subsidiaries to such Continuing Employees as of immediately prior to the Effective Time (excluding, for all purposes of this clause (iii) severance, defined benefit pension and post-employment medical benefits, equity or other long-term incentive compensation, stock purchase plan benefits and change-in-control, transaction or retention compensation or benefits). Additionally, Parent has agreed that each Continuing Employee will, as to any qualifying termination occurring during the period commencing at the Effective Time and ending on December 31st of the year of the first anniversary of the Closing, be provided with severance benefits that are no less favorable than the severance benefits under the employee benefits plans set forth on the Company Disclosure Letter. Parent will and will cause the Surviving Corporation to honor and assume all obligations under employment agreements and severance plans listed on the Company Disclosure Letter with their terms as in effect immediately prior to the Effective Time.

Parent will and will cause the Surviving Corporation to provide that no pre-existing conditions, exclusions or waiting periods will apply to Continuing Employees under the benefit plans provided for those employees except to the extent such condition or exclusion was applicable to an individual Continuing Employee prior to the Effective Time. With respect to the plan year during which the Effective Time occurs, Parent will provide each Continuing Employee with credit for deductibles and out-of-pocket requirements paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Parent plan in which such Continuing Employee is eligible to participate following the Closing Date.

From and after the Closing Date, Parent will or will cause the Surviving Corporation to, provide credit (without duplication) to Continuing Employees for their service recognized by the Company and its subsidiaries as of the Effective Time for purposes of eligibility, vesting, continuous service, determination of service awards, vacation, paid time off, and severance entitlements to the same extent and for the same purposes as such service was credited under the employee benefits plans, provided that such service will not be recognized to the extent that such recognition would result in a duplication of benefits.

The employee benefits provisions of the Merger Agreement described in this section are solely for the benefit of the parties to the Merger Agreement, and neither any current or former employee, nor any other individual associated therewith, is or will be regarded for any purpose as a third party beneficiary to the Merger Agreement. Nothing in the Merger Agreement will be construed to confer on any person, other than the parties, their successors and permitted assigns, any right to enforce the provisions of the employee benefits covenants in the Merger Agreement or be construed as an amendment of any employee benefits plan (including employment agreements) or the requirement to maintain any existing or adopt any new employee benefits plan (including employment agreements).

Financing Cooperation

Each of Parent and Merger Sub have agreed to, and Parent has agreed to cause Merger Sub to, use reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the financing on terms (including the “market flex” provisions) and conditions no less favorable to Parent than those described in the Equity Commitment Letters provided by affiliates of CD&R and TPG and the Original Debt Commitment Letter (collectively, the “Commitment Letters”), including using reasonable best efforts, after the date of the Merger Agreement and prior to the earlier of the Closing Date and the date the Merger Agreement is terminated in accordance with its terms, to:

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negotiate definitive financing agreements with respect to the financing (the “Definitive Financing Agreements”) on terms and conditions no less favorable to Parent than those contained in the Commitment Letters (including any “market flex” terms and conditions), provided, however, that in no event will any of the Definitive Financing Agreements (A) reduce the aggregate amount of the financing provided for in the Commitment Letters (including by changing the amount of fees or original issue discount contemplated by the Commitment Letters) such that Parent would not have sufficient cash proceeds to permit Parent to pay the Required Amount on the Closing Date; (B) expand the conditions or other contingencies relating to the receipt or funding of the financing beyond those expressly set forth in the Commitment Letters, amend or modify any of such conditions or other contingencies or impose any new or additional condition or other contingency relating to the receipt or funding of the financing, in each case, in a manner that would reasonably be expected to (x) make the funding of the financing (or the satisfaction of the conditions to obtaining the financing) less likely to occur or (y) materially delay or prevent the Closing; (C) contain terms (other than those terms expressly set forth in the Commitment Letters) that could reasonably be expected to materially delay the Effective Time or the date on which the financing would be obtained or make the timely funding of the financing less likely to occur; or (D) adversely impacts the ability of Parent or Merger Sub to enforce its rights against any of the other parties to the Commitment Letters or Definitive Financing Agreements;

•	enter into Definitive Financing Agreements with respect thereto and consummate the financing contemplated by the Commitment Letters substantially concurrently with the Closing;

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satisfy on a timely basis (taking into account the anticipated timing of the Marketing Period and the Closing) or obtain the waiver of all covenants and conditions in the Commitment Letters and the Definitive Financing Agreements that are within Parent’s control;

•	pay in a timely manner any commitment or other fees that are or become payable under any of the Commitment Letters or Definitive Financing Agreements on or following the date of the Merger Agreement;

•	enforce its rights under the Commitment Letters and Definitive Financing Agreements; and

•	use its reasonable best efforts to cause the financing to be funded in full substantially concurrently with the Closing.

Parent has agreed to furnish promptly upon request correct and complete copies of all material Definitive Financing Agreements to the Company. Without limiting any of its obligations under the Merger Agreement,

Parent has agreed to keep the Company informed in writing upon request on a reasonably current basis in reasonable detail with respect to the status of the financing. Without limiting the foregoing, Parent has agreed to give the Company and the Company’s legal counsel reasonable opportunity to review and comment upon drafts of all commitment letters and Definitive Financing Agreements, and to give due consideration to all reasonable comments and changes proposed on behalf of the Company. Without limiting the generality of the foregoing, Parent and Merger Sub have agreed to give the Company prompt notice upon having knowledge of (i) any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any material breach or default) on the part of any party to any Commitment Letter or Definitive Financing Agreement, (ii) the receipt by Parent or Merger Sub of any written notice or other written communication from any person with respect to any actual or potential material breach, default or dispute by or involving any party under any Commitment Letter or Definitive Financing Agreement, (iii) any actual or purported termination, rescission or repudiation of any Commitment Letter or Definitive Financing Agreement, or any provision thereof, (iv) any actual material dispute or disagreement with any person expected to provide any portion of the financing and (v) any other circumstance that could reasonably be expected to materially and adversely affect the ability of Parent to obtain, prior to the date the Closing is required to occur in accordance with the Merger Agreement, all or any portion of the financing on the terms, in the manner or from the sources contemplated by any of the Commitment Letters or Definitive Financing Agreements.

Neither Parent nor Merger Sub will agree to or permit any amendment or modification to be made to, or any waiver of any provision (including any termination or reduction of any commitment and/or any consent to any assignment, termination or release) or remedy under (including through the execution of any “side” letter), any Commitment Letter or Definitive Financing Agreement if such amendment, modification or waiver (i) reduces the aggregate amount of the financing provided for in the Commitment Letters (including by changing the amount of fees or original issue discount contemplated in the Commitment Letters) such that Parent would not have sufficient cash proceeds to permit Parent to pay the Required Amount on the Closing Date or (ii) would reasonably be expected to (x) make the funding of the financing (or the satisfaction of the conditions to obtaining the financing) less likely to occur, (y) materially delay or prevent the Closing or (z) adversely impact the ability of Parent or Merger Sub to enforce its rights against any of the other parties to the Commitment Letters; provided that (i) Parent may replace, amend, supplement or modify the Original Debt Commitment Letter to add bona fide lenders, lead arrangers, bookrunners, syndication agents or similar entities (or titles with respect to such entities) that have not executed the Original Debt Commitment Letter as of the date of the Merger Agreement (it being understood that the aggregate commitments of the lenders party to the Original Debt Commitment Letter prior to such replacement, amendment, supplement or modification may be reduced in the amount of such additional party’s binding commitments under the relevant replacement, amendment, supplement or modification, which will otherwise contain the terms set forth in the Original Debt Commitment Letter immediately prior to such replacement, amendment, supplement or modification, unless any modification (other than the addition of the relevant bona fide lender, lead arranger, bookrunner, syndication agent or similar entity (or additional title)) would otherwise be permitted by the terms of the provision of the Merger Agreement described in this section) and (ii) Parent will notify the Company in writing of any replacement, amendment, supplement or other modification of, or waiver of any of its rights under, any Commitment Letter reasonably promptly after the time such replacement, amendment, supplement, modification or waiver is agreed.

In the event that any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the Original Debt Commitment Letter (including any “market flex” provisions that are contained in the redacted fee letter related to the Original Debt Commitment Letter (the “Redacted Fee Letter”) (other than as a result of the Company’s failure to satisfy the conditions to closing with respect to stockholder approvals, governmental consents and no law being enacted that would restrain, enjoin or prohibit the consummation of the Merger, representations and warranties of the Company, performance of obligations of the Company, no Company material adverse effect and delivery of a certificate with respect to such the immediately preceding conditions), Parent will (i) use its reasonable best efforts to obtain alternative debt financing (in an amount sufficient such that the aggregate funds that would be available to Parent at the Closing will be sufficient to pay the Required Amount) (the “Alternative Financing”); provided that Parent will not be required to arrange or obtain any Alternative Financing having terms and conditions (including “market flex” provisions), taken as a whole, less favorable to Parent than those contained in the Original Debt Commitment Letter (after giving effect to any “market flex” provision applicable under the Original Debt Commitment Letter); it being understood and agreed that in no event will the obligation of Parent under this provision require Parent to pay fees, interest rates or other amounts that, taken as a whole, exceed the aggregate fees, interest rates or such other amounts contemplated under the Original Debt Commitment Letter and the Redacted Fee Letter as of the date of the Merger Agreement (including giving effect to any market flex provisions set forth therein); provided, further, that Parent will provide the Company with a copy of, a new financing commitment letter pursuant to which any Alternative Financing will be made available to Parent promptly after the time such agreement is agreed, to the extent needed to fund the transactions contemplated by the Merger Agreement (the “New Commitment Letter”) (provided, that the existence and/or amount of fees, flex provisions, pricing terms, pricing caps and other commercially sensitive information set forth therein or in any fee letter may be redacted to the extent consistent with the redactions permitted by the term “Redacted Fee Letter”) which New Commitment Letter will not include any conditions to the consummation of the Alternative Financing that are more onerous than the conditions set forth in the debt financing taken as a whole and (ii) if applicable, promptly notify the Company of such unavailability and the reason therefor.

To the extent applicable, Parent has agreed to use its reasonable best efforts to take, or cause to be taken, all things reasonably necessary, proper or advisable to arrange promptly and consummate the Alternative Financing on the terms and conditions described in any New Commitment Letter. In the event Alternative Financing is obtained, references in the Merger Agreement to the financing will also be deemed to refer to such Alternative Financing, and if one or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in the Merger Agreement to the Commitment Letters and the Definitive Financing Agreements will also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, and all obligations of Parent and Merger Sub pursuant to this provision will be applicable thereto to the same extent as Parent’s and Merger Sub’s obligations with respect to the financing.

Prior to the Closing Date, the Company has agreed to, and has agreed to cause its subsidiaries and its and their respective representatives to, in each case, use reasonable best efforts to, provide to Parent all cooperation reasonably requested by Parent that is reasonably necessary and customary for financings of the type contemplated by the Original Debt Commitment Letter, and at Parent’s sole expense, in connection with Parent’s arrangement and obtaining the debt financing, including: using reasonable best efforts to:

•

(x) furnish Parent (and Parent may then furnish to applicable financing sources) as promptly as practicable, with the Required Information and (y) furnishing any other information related to the Company and its subsidiaries customarily delivered by a borrower and reasonably necessary for the preparation of a customary confidential information memorandum and other marketing materials used in financing of the type contemplated by the debt financing; provided that, notwithstanding anything to the contrary herein, a breach of this requirement will not give rise to a failure of the condition set forth in the provision requiring compliance in all material respects with obligations under the Merger Agreement to be satisfied unless such breach is the primary cause of the failure of the debt financing to be obtained on or prior to the Closing Date;

•

cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation for, and participate in, a reasonable number of investor and lender meetings (including customary one-on-one meetings and calls with or by the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the debt financing) and presentations and sessions with rating agencies in each case, to the extent required in connection with the debt financing;

•

provide assistance with the preparation of materials for rating agency presentations, bank information memoranda, syndication memoranda, lender presentations and other customary marketing materials required in connection with the debt financing, including the execution and delivery of customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations);

•

assist Parent in connection with Parent’s preparation of pro forma financial statements of the Company and its subsidiaries of the type necessary or reasonably requested by the financing sources to be included in any bank information memoranda or other customary marketing materials, including by providing such financial and other pertinent information regarding the Company and its subsidiaries and their respective businesses as may be required in connection with the preparation of such pro forma financial statements; provided that neither the Company nor any of its subsidiaries or representatives will be required to provide any information or assistance relating to (A) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the debt financing or (C) any information related to Parent or any of its subsidiaries or any adjustments that are not directly related to the acquisition of the Company;

•

(A) assist in the preparation, execution and delivery of definitive financing documents, including any credit agreement, notes, guarantee and collateral documents, pledge and security documents, customary closing certificates and closing documents and back-up therefor and back-up for legal opinions in connection with the debt financing (including, if required certifications are true and correct on the Closing Date, executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company (in the form attached to the Original Debt Commitment Letter)) and other customary documents as may reasonably be requested by Parent or the financing sources and (B) facilitate the pledge of, grant of security interests in and obtain perfection of any liens on collateral in connection with the debt financing; provided, that, except in the case of customary authorization letters, (I) no liability will be imposed on the Company or any of its subsidiaries or any of their respective officers or employees involved prior to the Closing Date and (II) the effectiveness thereof will be conditioned upon, or become operative as of or after, the occurrence of the Closing;

•

at the reasonable request of Parent, and subject to the consent of the Company (which consent will not be unreasonably withheld, conditioned or delayed), using commercially reasonable efforts to (A) file a Form 8-K with the SEC and (B) post on Debtdomain, IntraLinks, SyndTrak Online or similar electronic means, disclosing information identified by Parent relating to the Company for purposes of permitting such information to be included in any bank information memoranda or other customary marketing materials to be provided to potential financing sources who do not wish to receive material nonpublic information with respect to any of the Company, its subsidiaries or any of their respective securities; provided that, notwithstanding anything to the contrary herein, a breach of this requirement will not give rise to a failure of the condition set forth in the provision requiring compliance in all material respects with obligations under the Merger Agreement to be satisfied unless such breach is the primary cause of the failure of the debt financing to be obtained on or prior to the Closing Date;

•

provide certain documentation and other information about the Company and its subsidiaries as is reasonably requested by Parent with respect to applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time), in each case, at least four (4) business days prior to the Closing Date to the extent requested in writing at least nine (9) business days prior to the Closing Date; and

•

take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any financing sources to permit the consummation of the debt financing (it being understood that, except as otherwise provided in the Merger Agreement, no such actions will be required to be effective prior to the Closing).

Parent will, promptly upon request of the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its subsidiaries in connection with such cooperation, including all reasonable and documented fees and expenses of counsel and other advisors (it being understood that the reimbursement set forth in this paragraph will not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements).

It is understood and agreed that the recipients of any lender presentation, confidential information memorandum and/or other marketing materials in connection with the debt financing will be subject to customary confidentiality arrangements (which may include customary click-through arrangements).

If the Closing Date occurs on or after February 15, 2023, the Company has agreed to furnish to Parent at least ten (10) business days prior to the Closing Date the unaudited consolidated balance sheets and related unaudited consolidated statements of income, shareholders’ equity and cash flows of the Company for the fiscal quarter ended December 31, 2022, and the portion of the fiscal year through the end of such quarter.

Parent has agreed to indemnify and hold harmless each of the Company and its subsidiaries and their respective representatives (collectively, the “Financing Indemnitees”) for and against any and all losses suffered or incurred by them in connection with the arrangement of the financing and any information utilized in connection therewith (other than to the extent any of the foregoing was suffered or incurred as a result of (I) the fraud, bad faith, gross negligence or willful misconduct of, or a material breach of the Merger Agreement by, the Company, any of its subsidiaries or any of their respective representatives (acting on behalf of the Company or its subsidiaries) or (II) information provided by or on behalf of the Company, any of its subsidiaries or any of their respective affiliates or representatives (on behalf of the Company or its subsidiaries).

The Company has consented to the use of its logos solely in connection with the financing; provided that Parent and Merger Sub will ensure that such logos are used solely (i) in a manner that is not intended to or reasonably likely to harm or disparage the Company or the Company’s reputation or goodwill (or otherwise adversely affect the Company or its reputation or goodwill), (ii) in connection with a description of the Company, its business and products or the Merger and (iii) in a manner that will comply with the Company’s usage requirements to the extent made available to Parent prior to the date of the Merger Agreement.

Other Covenants and Agreements

Covetrus and Parent have made certain other covenants to and agreements with each other regarding various other matters including:

•	public statements and disclosure concerning the Merger Agreement and the Transactions;

•	anti-takeover or other similar laws;

•	control of their respective operations prior to the Effective Time;

•	Company stockholder litigation relating to the Merger Agreement or the Transactions;

•	pay-off of the Company’s obligations under its existing credit agreement;

•

Covetrus’ ability to take all actions reasonably necessary or advisable to cause the Transactions and any other dispositions of equity securities of Covetrus (including derivative securities) in connection with the Transactions by each individual who is a director or executive officer of Covetrus to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

•	cooperation to delist Company common stock from NASDAQ and deregister such Company common stock under the Exchange Act as soon as possible following the Effective Time.

Conditions to the Merger

Conditions to Each Party’s Obligations (“Mutual Closing Conditions”)

Each party’s obligations to effect the Merger are subject to the satisfaction (or mutual waiver if permitted by law) as of the Closing of each of the following conditions:

•	adoption of the Merger Agreement by the Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws;

•

the waiting period applicable to the Merger under the HSR Act having expired or been earlier terminated (the HSR Act waiting period expired at 11:59 p.m. EST on July 8, 2022) and the other filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations set forth in the Company Disclosure Letter having been filed, occurred or been obtained, as applicable (the “Consent Condition”); and

•

no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (the “No Order Condition”).

Conditions to Parent’s and Merger Sub’s Obligations (“Parent’s and Merger Sub’s Closing Conditions”)

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by Parent as of the Closing of the following additional conditions:

•

certain of Covetrus’ representations and warranties contained in the Merger Agreement related to Covetrus’ organization, good standing and qualification to do business, capital structure, corporate authority and broker’s and finder’s fees must be true and correct, subject only to de minimis inaccuracies, as of the date of the Merger Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

•

Covetrus’ representation and warranty contained in the Merger Agreement related to the absence of certain changes must be true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date;

•

each of Covetrus’ other representations and warranties contained in the Merger Agreement must be true and correct as of the date of the Merger Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date) (without regard to materiality, Company Material Adverse Effect or similar qualifications contained within such representations and warranties), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect;

•	Covetrus must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement as of the Closing;

•	Since the date of the Merger Agreement there must not have occurred a Company Material Adverse Effect; and

•	Parent must have received a signed certificate by a senior executive officer of Covetrus at the Closing stating that the conditions set forth in the five bullets immediately above have been satisfied.

Conditions to Covetrus’ Obligations (“Company’s Closing Conditions”)

Covetrus’ obligations to effect the Merger are also subject to the satisfaction or waiver by Covetrus at or prior to the Closing of the following additional conditions:

•

each of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement related to organization, good standing and qualification to do business, ownership of Merger Sub and corporate authority and approval, must be true and correct as of the date of the Merger Agreement and as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be so true and correct as of such particular date);

•

each of Parent and Merger Sub’s other representations and warranties contained in the Merger Agreement must be true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be true and correct in all material respects as of such particular date), except where the failure of such representations and warranties to be true and correct (without regard to materiality, “Parent Material Adverse Effect” or similar qualifications contained within such representations and warranties), individually or in the aggregate, has not and would not reasonably be expected to prevent, materially delay, materially impair or interfere with, or materially adversely affect the ability of Parent or Merger Sub to consummate the Merger and the other Transactions on a timely basis;

•

Each of Parent and Merger Sub must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement as of the Closing; and

•	Covetrus must have received a signed certificate by an officer of Parent at the Closing stating that the conditions set forth in the three bullets immediately above have been satisfied.

To the extent permitted by applicable law, each of Parent and Merger Sub, on the one hand, and Covetrus, on the other hand, may waive the conditions to the performance of its respective obligations under the Merger Agreement and effect the Merger even though one or more of these conditions has not been met. Covetrus cannot give any assurance that all of the conditions of the Merger will be either satisfied or waived or that the Merger will occur.

Termination of the Merger Agreement

Termination Rights Exercisable by Either Party

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders, by the mutual written consent of Parent and Covetrus.

In addition, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or Covetrus by written notice if:

•

the Merger has not been consummated by the Termination Date, whether such date is before or after the date of adoption of the Merger Agreement by the stockholders of the Company; provided, that if as of the Termination Date (x) the Consent Condition or No Order Condition (only to the extent related to matters set forth in the Consent Condition) will have not been satisfied or waived (to the extent permitted), but all other conditions to Closing set forth in the Merger Agreement will have been satisfied, or would be satisfied if Closing were to occur on such date or (y) the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) will have been satisfied or waived in accordance with the

Merger Agreement but the Marketing Period has not been completed three (3) business days prior to the Termination Date, in each such case, the Termination Date will automatically be extended (such extension, an “Extension Trigger”) for a period of three (3) months (the “Extended Termination Date” and, if so extended, the Extended Termination Date then will be the Termination Date) (the termination right described in this bullet, the “Termination Date Termination Right”);

•

the adoption of the Merger Agreement by the stockholders of Covetrus has not occurred at the Company stockholders’ special meeting or at any adjournment or postponement thereof, at which a vote upon the adoption of the Merger Agreement was taken (the “Stockholder No Vote Termination Right”); or

•

any law permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger has become final and non-appealable, whether before or after the adoption of the Merger Agreement by the stockholders of Covetrus.

The right to terminate the Merger Agreement pursuant to the above circumstances will not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under the Merger Agreement in any manner that has primarily caused or resulted in the failure of the Merger to be consummated.

Covetrus Termination Rights

Covetrus may also terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time by written notice if:

•

at any time prior to the Effective Time, whether or not the Company’s stockholders have adopted the Merger Agreement, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in the Merger Agreement, or any representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following notice to Parent from Covetrus describing such breach or failure in reasonable detail and stating the Company’s intention to terminate the Merger Agreement and abandon the Merger and the Transactions and (ii) three (3) business days prior to the Termination Date; provided that Covetrus will not have the right to terminate the Merger Agreement described in this bullet if Covetrus is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first four bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Company Termination Right”);

•

at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, in order to enter into an Alternative Acquisition Agreement in accordance with the non-solicit provisions of the Merger Agreement (see the section entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals” above), provided that prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee (see the section entitled “The Merger Agreement—Termination Fees” below), provided, further, that the right to terminate the Merger Agreement described in this bullet will not be available to the Company if it has breached in any material respect any covenant or agreement set forth in the non-solicitation provisions of the Merger Agreement (the termination right described in this bullet, the “Superior Proposal Termination Right”); or

•

(i) all of the Mutual Closing Conditions and Parent’s and Merger Sub’s Closing Conditions have been satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Closing), (ii) Parent fails to consummate the Merger on the date on which the

Closing should have occurred pursuant to the Merger Agreement, (iii) the Company has irrevocably confirmed in writing to Parent that (x) all of the Mutual Closing Conditions and Company’s Closing Conditions have been satisfied (other than those conditions that by their nature are to be, but will be at such time, satisfied by actions taken at the Closing) or will be waived by the Company and (y) it is prepared to consummate the Closing on the date of such written notice and throughout the immediately subsequent three (3) business day period and (iv) Parent fails to consummate the Merger within three (3) business days following receipt of such written notice (the termination right described in this bullet, the “Failure to Close Company Termination Right”).

Parent Termination Rights

Parent may also terminate by written notice the Merger Agreement and abandon the Merger at any time prior to the Effective Time if:

•

there has been a breach of any representation, warranty, covenant or agreement made by Covetrus in the Merger Agreement, or any such representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first four bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to Covetrus from Parent describing such breach or failure in reasonable detail and stating Parent’s intention to terminate the Merger Agreement and abandon the Merger and the Transactions and (ii) three (3) business days prior to the Termination Date; provided that Parent will not have the right to terminate the Merger Agreement described in this bullet if Parent is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Parent Termination Right”);

•	there has been a Change in Recommendation (the “Change in Recommendation Termination Right”); or

•	the Company has entered into, or publicly announced its intention to enter into, an Alternative Acquisition Agreement.

Effect of Termination

If the Merger Agreement is terminated and the Merger is abandoned pursuant to the terms of the Merger Agreement, the Merger Agreement, (other than as set forth below) will become void and of no effect with no liability on the part of any party to the Merger Agreement (or any of its respective related parties); provided, however, that no termination will relieve:

•	the Company from any liability or damages resulting from its willful breach or actual fraud prior to such termination; or

•	any party to the Merger Agreement from any liability with respect to the Company Termination Fee and Parent Termination Fee.

Termination Fees

Covetrus has agreed to pay Parent or its designee a termination fee of $88,315,000 (“Company Termination Fee”) if:

•	Parent terminates the Merger Agreement pursuant to the Change in Recommendation Termination Right;

•	Covetrus terminates the Merger Agreement pursuant to the Superior Proposal Termination Right;

•

(i) the Merger Agreement is terminated (A) by Parent or the Company pursuant to the Termination Date Termination Right prior to the adoption of this Agreement by the Company’s stockholders or the Stockholder No Vote Termination Right or (B) by Parent pursuant to the Breach Parent Termination Right as a result of a breach in any material respect by Company of the non-solicitation provisions or the Company’s failure to call or hold the Company stockholders’ special meeting in accordance with the Merger Agreement, (ii) prior to any such termination referred to in clause (i) of this sentence, a bona fide Acquisition Proposal will have been publicly made or publicly announced to the Company or the Board (or any committee thereof, including the Transaction Committee), publicly announced or will have been made directly to the Company’s stockholders and, in each case, not withdrawn in good faith at least five (5) business days prior to the Company stockholders’ special meeting or prior to the date of termination of the Merger Agreement if the Merger Agreement is terminated pursuant to the Termination Date Termination Right and (iii) in either of the cases referred to in clauses (i)(A) and (i)(B) above, within twelve (12) months after the date of termination, the Company consummates a transaction the proposal of which would have constituted an Acquisition Proposal if made prior to the termination of the Merger Agreement or enters into a definitive agreement for any transaction the proposal of which would have constituted an Acquisition Proposal if made prior to the termination of the Merger Agreement (which transaction is subsequently consummated), then the Company will be obligated to pay the Company Termination Fee to Parent concurrently upon the entry into definitive agreements for, or consummation of, thereof, whichever is earlier; provided that solely for the purpose of this bullet, the term “Acquisition Proposal” has the meaning assigned to such term in the section entitled “The Merger Agreement—Restriction on Solicitation of Competing Proposals—No Solicitation or Negotiation,” except that the references to “twenty-five percent (25%) or more” will be deemed to be references to “fifty percent (50%) or more.”

Parent has agreed to pay the Parent Termination Fee if the Merger Agreement is terminated:

•	by Covetrus pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right; or

•

by Parent pursuant to the Termination Date Termination Right at a time when the Company could have terminated the Merger Agreement pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right.

Miscellaneous

Specific Performance

The parties to the Merger Agreement have acknowledged and agreed that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the obligations, undertakings, covenants or agreements of the parties to the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent, on the other hand, will be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement by the other party, and to enforce specifically the terms and provisions of the Merger Agreement by a decree of specific performance without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party has agreed that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties have further acknowledged and agreed that prior to the Closing, the Company will be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent and Merger Sub under the Merger Agreement in addition to any other remedy to which the Company is entitled at law or in equity, including the Company’s right to terminate the Merger Agreement and seek money damages (including damages based on loss of the expected economic benefits of the transaction to the Company). Each party to the Merger Agreement has further agreed that it will not take any position in any legal proceeding concerning the Merger Agreement that is contrary to the terms of the specific performance provisions of the Merger Agreement. Parent has agreed to cause Merger Sub and each of their respective affiliates to perform their respective obligations under the Merger Agreement.

The parties to the Merger Agreement have explicitly agreed that, notwithstanding the specific performance provisions described in the paragraph immediately above, the Company will be entitled to specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the terms of the Equity Commitment Letters to fund the transactions contemplated by the Merger Agreement and consummate the Closing only in the event that (i) all conditions described in the first two bullets of the Mutual Closing Conditions have been satisfied or waived (other than those that by their terms are to be satisfied at the Closing) and Parent fails to consummate the Merger on the date the Closing should have occurred pursuant to the Merger Agreement, (ii) the financing provided for by the Original Debt Commitment Letter (or, if Alternative Financing is being used, pursuant to the Alternative Financing commitments with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing and (iii) the Company has delivered an irrevocable notice that it is ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and debt financing are funded. Notwithstanding the foregoing and subject to the rights of the parties to the definitive agreements for any Financing under the terms thereof, none of the Company and its affiliates and their direct and indirect equityholders will be entitled to seek the remedy of specific performance of the Merger Agreement against any financing source.

For the avoidance of doubt, in no event will the exercise of the Company’s or any of its subsidiaries’ right to seek specific performance reduce, restrict or otherwise limit the Company’s right to terminate the Merger Agreement pursuant to its terms and/or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee. Notwithstanding the foregoing, in no event will the Company or any of its affiliates be entitled to the Parent Termination Fee if they have been granted specific performance of the Merger Agreement and the Closing actually occurs.

Amendment of the Merger Agreement

Subject to the provisions of applicable law, at any time prior to the Effective Time, the Merger Agreement (including any schedule thereto) may be amended, modified or supplemented in writing by Parent, Merger Sub and Covetrus. Notwithstanding the foregoing, no amendments or modifications to provisions which the financing sources or equity investors are expressly made third-party beneficiaries will be permitted in a manner materially adverse to any financing source or equity investor without the prior written consent of such financing source or equity investor.

Waiver

Any provision of the Merger Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No waiver by any party of any provision in the Merger Agreement will be effective unless such waiver complies with the consent required of the financing sources as described above in the section titled “The Merger Agreement—Miscellaneous—Amendment of the Merger Agreement.”

Governing Law; Submission to Jurisdiction; No Jury Trial

The Merger Agreement is governed by Delaware law, without giving effect to principles of conflicts of law thereof. Each of the parties to the Merger Agreement has (i) consented to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if the Court of Chancery lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or related to the Merger Agreement or any of the Transactions, (ii) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agreed that it will not bring any action, suit, arbitration or proceeding by or before any governmental entity (each, an “Action”) relating to the Merger Agreement or any of the Transactions in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waived any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same, and (v) consented to service being made through the notice procedures set forth in the Merger Agreement. Each of the Company, Parent and Merger Sub agreed that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth in the Merger Agreement will be effective service of process for any Action in connection with the Merger Agreement or the Transactions.

Each of Parent, Merger Sub and Covetrus has agreed that any legal action or proceeding involving any financing source arising out of or relating to the Merger Agreement, the Original Debt Commitment Letter, or the debt financing will be brought and determined in the Supreme Court of the State of New York, County of New York sitting in the Borough of Manhattan and any appellate court thereof; provided, that if jurisdiction is not then available in the Supreme Court of the State of New York, County of New York sitting in the Borough of Manhattan and any appellate court thereof, then any such legal action or proceeding may be brought in any federal court located in the State of New York (and, in each case, any appellate courts thereof). Each of Parent, Merger Sub and Covetrus has agreed to submit to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding involving any financing source arising out of or relating to the Merger Agreement, the Original Debt Commitment Letter or the debt financing and the transactions contemplated thereby or by the Merger Agreement. The Company (on behalf of itself and its subsidiaries) and Parent and Merger Sub have agreed to waive any right to trial by jury with respect to any action related to any debt financing obtained by Parent or its subsidiaries in connection with the Merger or the performance thereof or the transactions contemplated thereby.

Expenses

Except as otherwise provided with respect to the termination fees discussed above, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such expense, except that (i) the fees, costs and expenses incurred in connection with (x) the filing of the Schedule 13e-3 and this proxy statement and (y) the printing and mailing of this proxy statement will be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the fees, costs and expenses incurred in connection with the filings required under the HSR Act and any other filings required or advisable by any governmental entity.

All transfer, documentary, sales, use, stamp, registration and other similar taxes and fees (including penalties and interest) incurred in connection with the Merger will be paid by or on behalf of Parent when due and payable.

SUPPORT AND ROLLOVER AGREEMENT

This section describes the material terms of the Support and Rollover Agreement entered into and executed between Parent, CD&R VFC Holdings and the Company on May 24, 2022. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Support and Rollover Agreement, a copy of which is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. This summary does not purport to be complete and may not contain all of the information about the Support and Rollover Agreement. You are encouraged to read the Support and Rollover Agreement carefully and in its entirety.

Concurrently with the execution of the Merger Agreement on May 24, 2022, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company, CD&R VFC Holdings and Parent entered into the Support and Rollover Agreement with respect to CD&R VFC’s shares of Company common stock. As of the date of the execution of the Support and Rollover Agreement, CD&R VFC Holdings owned 33,670,541 shares of Company common stock, which constituted approximately 24.15% of the outstanding shares of Company common stock.

Pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to, and agreed to cause its applicable affiliates to, affirmatively vote or cause to be voted all of its shares of Company common stock (a) in favor of (“for”) (i) approval of the Merger, (ii) the adoption of the Merger Agreement and (iii) each of the other actions contemplated by the Merger Agreement or necessary or desirable to further any other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports as long as such adjournment is in compliance with the terms of the Merger Agreement) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

In the event the Board (acting upon the recommendation of the Transaction Committee) or the Transaction Committee makes a Change in Recommendation against the Merger and the adoption of the Merger Agreement, CD&R VFC Holdings may vote its shares of Company common stock with respect to the above matters in any manner it chooses.

Further, pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to transfer, directly or indirectly, its shares of Company common stock, which otherwise would be converted into the right to receive Merger Consideration in cash, to Parent (or its parent company), immediately prior to the Effective Time, in exchange for newly issued equity interests of Parent (or its parent company), with an aggregate value equal to the aggregate amount of the Merger Consideration that would have been payable to CD&R VFC Holdings in respect of its shares of Company common stock.

In addition, CD&R VFC Holdings agreed to not take certain actions, including not (i) tendering any of its shares of Company common stock into any tender or exchange offer, (ii) transferring any of its shares of Company common stock, (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of CD&R VFC Holdings contained in the Support and Rollover Agreement untrue or incorrect in any material respect or have the effect of preventing or disabling CD&R VFC Holdings from performing its obligations under the Support and Rollover Agreement in any material respect.

Pursuant to the Support and Rollover Agreement, acting upon the unanimous recommendation of the Transaction Committee, the Company (i) irrevocably waived, and has agreed not to enforce, the obligations of CD&R VFC Holdings and its affiliates pursuant to Section 5.07 of the Investment Agreement, with respect to any actions taken by CD&R VFC Holdings and/or their affiliates in connection with the Merger Agreement and the Transactions, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement and (ii) acknowledged and agreed that the Merger Agreement and the Transactions, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement are (and will be deemed to be) permitted under the Investment Agreement.

The Support and Rollover Agreement will terminate upon the earliest to occur of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements about the potential benefits of the Merger, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the Merger. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks,” “targets” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “would,” “aims,” “intends” or “projects.” However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

We caution that forward-looking statements are based on a number of assumptions about future events and are qualified by the existence of certain risks and uncertainties and other factors that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, and the following:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require the Company to pay a termination fee to Parent;

•	the inability to complete the Merger due to the failure to obtain shareholder approval for the adoption of the Merger Agreement or the failure to satisfy other conditions to completion of the Merger;

•	risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;

•	the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally;

•	the risk that the Merger will not be consummated in a timely manner or at all, and the risk that if the Merger is not completed, the market price of the Company common stock could decline;

•

the potential for political, social, or economic unrest, terrorism, hostilities or war, including the war between Russia and Ukraine and the potential impact of financial and economic sanctions on the regional and global economy;

•	the impact of inflationary effects on the Company;

•

the effect of health epidemics, including the COVID-19 pandemic, on the Company’s business and the success of any measures we have taken or may take in the future in response thereto, including compliance with prolonged measures to contain the spread of COVID-19 which may impact the Company’s ability to continue operations at its distribution centers and pharmacies;

•	the ability to achieve performance targets, including managing the Company’s growth effectively;

•	the ability to launch new products;

•	the ability to successfully integrate acquisitions, operations and employees;

•	the ability to continue to execute on the Company’s strategic plan;

•	the ability to attract and retain key personnel;

•	the ability to manage relationships with the Company’s supplier and distributor network, including negotiating acceptable pricing and other terms with these partners;

•	the ability to attract and retain customers in a price sensitive environment;

•

the ability to maintain quality standards in the Company’s technology product offerings as well as associated customer service interactions to minimize loss of existing customers and attract new customers;

•	access to financial markets along with changes in interest rates and foreign currency exchange rates;

•

changes in the legislative landscape in which the Company operates, including potential corporate tax reform, and the Company’s ability to adapt to those changes as well as adaptation by the third-parties the Company is dependent upon for supply and distribution;

•	the impact of litigation, including litigation related to the Merger;

•	the impact of accounting pronouncements, seasonality of the Company’s business, leases, expenses, interest expense, and debt;

•	sufficiency of cash and access to liquidity; and

•	cybersecurity risks, including risk associated with the Company’s dependence on third party service providers as a large portion of its workforce is working from home.

The foregoing list of factors should not be construed as exhaustive. Covetrus can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The statements made in this proxy statement are current as of the date of this proxy statement only. Covetrus undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

PARTIES TO THE MERGER

Covetrus

Covetrus, Inc. was incorporated in Delaware in April 2018 as a wholly owned subsidiary of Henry Schein, Inc., under the name HS Spinco, Inc., and subsequently changed its name to Covetrus, Inc. Covetrus is a global animal-health technology and services company dedicated to supporting the companion, equine and large-animal veterinary markets. Its mission is to provide the best products, services and technology to its customers across the globe, so they can deliver exceptional care to their clients when and where it is needed.

The Company’s website address is www.covetrus.com. The information provided on the Company’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to the Company’s website in this proxy statement.

Additional information about Covetrus is contained in the Company’s public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page [●], for more information.

Parent

Parent was incorporated in Delaware in May 2022 as a direct, wholly owned subsidiary of CD&R Corgi Holdings, an affiliate of CD&R, solely for the purpose of engaging in the Transactions, including the Merger. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

Merger Sub

Merger Sub was incorporated in Delaware in May 2022, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into Covetrus and Merger Sub will cease to exist. The principal office address of Merger Sub is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

THE SPECIAL MEETING

We are furnishing this proxy statement as part of the solicitation of proxies by the Board for use at the special meeting and at any properly convened meeting following an adjournment or postponement of the special meeting.

Date, Time and Place of the Special Meeting

Covetrus will hold the special meeting via live webcast on [●], 2022, at [10:00 a.m., Eastern Time]. The special meeting can be accessed by visiting [●], where you will be able to listen to the meeting live and vote online. We encourage you to allow ample time for online check-in, which will open at [9:45 a.m., Eastern Time]. Please have your control number to join the special meeting. Please note that you will not be able to attend the special meeting in person.

Purpose of the Special Meeting

At the special meeting, Covetrus’ stockholders of record will be asked to consider and vote on:

1.

a proposal to adopt the Merger Agreement, a copy of which is attached as Annex A to this proxy statement, pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

2.

a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”); and

3.

a proposal to adjourn the special meeting to a later date or time if necessary or appropriate, to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal (the “Adjournment Proposal”).

The Company’s stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety.

The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal.

Recommendation of the Board

The Transaction Committee evaluated the Merger in consultation with the Company’s management and legal and financial advisors and unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) recommended to the Board to adopt and declare advisable the Merger Agreement and the Transactions, including the Merger, and recommend to the stockholders of the Company the adoption of the Merger Agreement.

The Board, other than the Recused Directors, acting upon the recommendation of the Transaction Committee, unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) directed that the Merger Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement.

The Merger Agreement and the Merger have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Record Date and Quorum

Each holder of record of shares of Company common stock as of the close of business on [●], 2022, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. Each such holder will be entitled to one vote for each share of Company common stock that it owned on the record date. As of [●], 2022, there were [●] shares of Company common stock issued and outstanding and entitled to vote at the special meeting. You will have one vote for each share of Company common stock that you owned of record on the record date.

The presence at the special meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority in voting power of the shares of Company common stock entitled to vote at the meeting constitutes a quorum for the special meeting.

If you are a Covetrus stockholder of record and you vote by mail, by telephone or through the internet or at the special meeting via the virtual meeting website, then your shares of Company common stock will be counted as part of the quorum. If you are a “street name” holder of shares of Company common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. If you are a “street name” holder of shares of Company common stock and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

A quorum is necessary to transact business at the special meeting. Once a share of Company common stock entitled to vote at the special meeting is present via the virtual meeting website or represented by proxy at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting, even if the share of Company common stock is not voted, including any shares of Company common stock for which a stockholder directs to abstain from voting.

Under the Amended and Restated Bylaws of Covetrus, the Presiding Officer (as defined in the Amended and Restated Bylaws of Covetrus) or the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn such meeting to a later date and time.

Vote Required for Approval

Merger Agreement Proposal. The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter. Abstentions and failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. No vote of a majority of the stockholders not affiliated with Parent, CD&R or

TPG is required for the approval of the Merger Agreement Proposal or otherwise for the approval of the

Transactions, including the Merger.

Merger-Related Compensation Proposal. The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. Although the Board intends to consider the vote resulting from this proposal, the vote is advisory only and, therefore, is not binding on Covetrus or Parent or any of their respective subsidiaries, and, if the Merger Agreement is approved by Covetrus stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be payable to the Company’s named executive officers even if this proposal is not approved. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

Adjournment Proposal. The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. Consequently, failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

In addition, the Presiding Officer (as defined in the Amended and Restated Bylaws of Covetrus) or the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn the special meeting to a later date and time. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

CD&R VFC Holdings’ Obligation to Vote in Favor of the Merger

Concurrently with the execution of the Merger Agreement on May 24, 2022, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company, CD&R VFC Holdings and Parent entered into the Support and Rollover Agreement with respect to its shares of Company common stock. Pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to, and agreed to cause its applicable affiliates to, affirmatively vote or cause to be voted all of its shares of Company common stock (a) in favor of (“for”) (i) approval of the Merger, (ii) the adoption of the Merger Agreement and (iii) each of the other actions contemplated by the Merger Agreement or necessary or desirable to further any other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports as long as such adjournment is in compliance with the terms of the Merger Agreement) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board (acting upon the recommendation of the Transaction Committee) or the Transaction Committee has made a change in recommendation against the Merger and the adoption of the Merger Agreement, CD&R VFC Holdings may vote its shares with respect to the above matters in any manner it chooses.

As of the date of the execution of the Support and Rollover Agreement, CD&R VFC Holdings owned 33,670,541 shares of Company common stock, which constituted approximately 24.15% of the outstanding shares of Company common stock.

For more information, see the section entitled “Support and Rollover Agreement.”

Effect of Abstentions; Broker Non-Votes

Merger Agreement Proposal. The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter. Abstentions and failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Merger-Related Compensation Proposal. The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

Adjournment Proposal. The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. Consequently, failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

In addition, the Presiding Officer (as defined in the Amended and Restated Bylaws of Covetrus) or the affirmative vote of holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn the special meeting to a later date and time. Failure to vote will have no effect on approval of the proposal; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.

A broker non-vote with respect to Company common stock occurs when (i) shares of Company common stock held by a broker or other nominee are represented, in person (or virtually) or by proxy, at a meeting of Covetrus stockholders, (ii) the bank, broker or other nominee has not received voting instructions from the beneficial owner on a particular proposal and (iii) the bank, broker or other nominee does not have the discretion to direct the voting of the shares of Company common stock on a particular proposal but has discretionary voting power on other proposals. A bank, broker, trust or other nominee may exercise discretion in voting on routine matters but may not exercise discretion and therefore will not vote on non-routine matters if instructions are not given. Under applicable stock exchange rules, all of the proposals in this proxy statement are non-routine matters. As a result, there will not be any broker non-votes at the special meeting.

Accordingly, if your shares of Company common stock are held in “street name,” a bank, broker, trust or other nominee will NOT be able to vote your shares, and your shares will not be counted in determining the presence of a quorum unless you have properly instructed your bank, broker, trust or other nominee on how to vote.

How to Vote

Stockholders have a choice of voting by proxy, by completing a proxy card and mailing it in the prepaid envelope provided, by calling a toll-free telephone number or through the internet. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. The telephone and internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time on [●], 2022.

If you submit your proxy by mail, by telephone or through the internet voting procedures, but do not include “FOR,” “AGAINST” or “ABSTAIN” on a proposal to be voted, your shares will be voted in favor of that proposal. If you indicate “ABSTAIN” on a proposal to be voted, it will have the same effect as a vote “AGAINST” that proposal. If you wish to vote by proxy and your shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your shares of Company common stock, your bank, broker, trust or other nominee will not be able to vote your shares on the proposals.

If you wish to vote by attending the special meeting via the virtual meeting website and your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy, executed in your favor, from the bank, broker or other holder of record authorizing you to vote at the special meeting. Obtaining a legal proxy may take several days.

If you do not submit a proxy or otherwise vote your shares of Company common stock in any of the ways described above, it will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, but will have no effect on the approval of the Merger-Related Compensation Proposal or the Adjournment Proposal.

If you have any questions about how to vote or direct a vote in respect of your shares of Company common stock, you may contact the Company’s proxy solicitor, Innisfree, toll-free from the U.S. or Canada at (866) 239-1762, or dial direct from other locations at +1 (412) 232-3651.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD.

Revocation of Proxies

Any proxy given by a Covetrus stockholder may be revoked at any time before it is voted at the special meeting by doing any of the following:

•	by submitting another proxy by telephone or through the internet, in accordance with the instructions on the proxy card;

•

by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Margaret Pritchard, Interim General Counsel, Secretary, 7 Custom House Street, Portland, ME 04101, stating that the proxy is revoked;

•	by submitting a later-dated proxy card relating to the same shares of Company common stock; or

•

by attending the special meeting via the virtual meeting website and voting at the meeting (your attendance at the special meeting will not, by itself, revoke your proxy; you must vote at the special meeting via the virtual meeting website).

“Street name” holders of shares of Company common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed one or more times to a later day or time if necessary or appropriate, including adjournments to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement. Your shares of Company common stock will be voted on the Adjournment Proposal in accordance with the instructions indicated in your proxy or, if no instructions were provided, “FOR” the proposal.

If a quorum is present at the special meeting, the special meeting may be adjourned by the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. In addition, the Presiding Officer (as defined in the Amended and Restated bylaws of Covetrus) or the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn the special meeting to a later date and time. In either case, the adjourned meeting may take place without further notice other than by an announcement made at the special meeting unless the adjournment is for more than thirty (30) days thereafter or, if, after the adjournment, a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the special meeting. If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but there are insufficient votes at the time of the special meeting to adopt the Merger Agreement, then Covetrus may seek to adjourn the special meeting. In addition, the Board may, after consultation with Parent, postpone the special meeting for the purpose of soliciting additional proxies or as otherwise permitted under the Merger Agreement.

Solicitation of Proxies

Covetrus is soliciting the enclosed proxy card on behalf of the Board. In addition to solicitation by mail, Covetrus and its directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.

Covetrus has retained Innisfree to assist in the solicitation process. Covetrus will pay Innisfree a fee of approximately $40,000, plus a discretionary success fee of 50% of all fees paid, and will reimburse Innisfree for reasonable out-of-pocket expenses.

Covetrus will ask banks, brokers, trusts and other nominees to forward Covetrus’ proxy solicitation materials to the beneficial owners of shares of Company common stock held of record by such banks, brokers, trusts or other nominees. Covetrus will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

Questions and Additional Information

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Innisfree, toll-free from the U.S. or Canada at (866) 239-1762, or dial direct from other locations at +1 (412) 232-3651.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL

The Proposal

The Company is asking you to approve the Merger Agreement Proposal. You should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger. In particular, you should read in its entirety the Merger Agreement, which is attached as Annex A to this proxy statement. In addition, see the sections entitled “Special Factors,” beginning on page [●], and “The Merger Agreement,” beginning on page [●].

Support and Rollover Agreement

Pursuant to the Support and Rollover Agreement, CD&R VFC Holdings has agreed to, and agreed to cause its applicable affiliates to, affirmatively vote or cause to be voted all of its shares of Company common stock (a) in favor of (“for”) (i) approval of the Merger, (ii) the adoption of the Merger Agreement and (iii) each of the other actions contemplated by the Merger Agreement or necessary or desirable to further any other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports as long as such adjournment is in compliance with the terms of the Merger Agreement) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board (acting upon the recommendation of the Transaction Committee) or the Transaction Committee has made a change in recommendation against the Merger and the adoption of the Merger Agreement, CD&R VFC Holdings may vote its shares with respect to the above matters in any manner it chooses.

As of the date of the execution of the Support and Rollover Agreement, CD&R VFC Holdings owned 33,670,541 shares of Company common stock, which constituted approximately 24.15% of the outstanding shares of Company common stock.

In addition, CD&R VFC Holdings agreed to not take certain actions, including not (i) tendering any owned shares into any tender or exchange offer, (ii) transferring any owned shares, (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of CD&R VFC Holdings contained in the Support and Rollover Agreement untrue or incorrect in any material respect or have the effect of preventing or disabling CD&R VFC Holdings from performing its obligations under the Support and Rollover Agreement in any material respect.

For more information, see the section entitled “Support and Rollover Agreement.”

Vote Required and Board Recommendation

The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on such matter. Abstentions and failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Your vote is very important. If you fail to return your proxy, vote by telephone or through the internet or virtually attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. If you, as Covetrus stockholder, return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Company common stock represented by such proxy card will be voted “FOR” the Merger Agreement Proposal.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than Ravi Sachdev and Sandra Peterson, who recused themselves due to their affiliation with CD&R), recommends a vote “FOR” the Merger Agreement Proposal.

PROPOSAL 2: MERGER-RELATED COMPENSATION PROPOSAL

The Proposal

As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, we are providing our stockholders the opportunity to cast a vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Covetrus’ named executive officers that is based on or otherwise relates to the Merger as disclosed in the section entitled “Special Factors—Golden Parachute Compensation,” beginning on page [●], including the table in such section and accompanying footnotes.

Vote Required and Board Recommendation

As an advisory vote, this proposal is not binding upon Covetrus or the Board, and approval of this proposal is not a condition to completion of the Merger. Because the Merger-related executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements between Covetrus and the named executive officers, such compensation may be paid or become payable, regardless of the outcome of this advisory vote, if the Merger Agreement is adopted (subject only to the contractual conditions in the Merger Agreement applicable thereto as well as any applicable contractual arrangements between Covetrus and the named executive officers). Accordingly, you are asked to vote on the following resolution:

“RESOLVED, that the stockholders of Covetrus, Inc. approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of Covetrus, Inc. that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “Special Factors—Golden Parachute Compensation,” beginning on page [●] (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K).”

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Company common stock represented by such proxy card will be voted “FOR” the Merger-Related Compensation Proposal.

The approval of the Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. The vote is advisory only and, therefore, not binding on Covetrus or Parent or any of their respective subsidiaries, and, if the Merger Agreement is adopted by Covetrus’ stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be paid or become payable to our named executive officers even if this proposal is not approved.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends a vote “FOR” the Merger-Related Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL

The Proposal

The Company is asking you to approve one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the special meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the special meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company common stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the special meeting if a quorum is not present at the special meeting.

Vote Required and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy. In addition, the Presiding Officer (as defined in the Amended and Restated Bylaws of Covetrus) or the affirmative vote of the holders of a majority in voting power of the shares of Company common stock entitled to vote on such matter, present or represented by proxy, may adjourn the special meeting to a later date and time.

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Company common stock represented by such proxy card will be voted “FOR” the proposal to adjourn the special meeting to a later date or time if necessary or appropriate.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Transaction Committee. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends a vote “FOR” the Adjournment Proposal.

APPRAISAL RIGHTS

Record holders of Company common stock who comply with the procedures summarized below will be entitled to appraisal rights if the Merger is completed. Under Section 262 of the DGCL (which we refer to as “Section 262”), holders of shares of Company common stock with respect to which appraisal rights are properly demanded and perfected and not withdrawn or lost are entitled, in lieu of receiving the Merger Consideration, to have the “fair value” of their shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) at the Effective Time judicially determined and paid to them in cash by complying with the provisions of Section 262. Covetrus is required to send a notice to that effect to each stockholder not less than 20 days prior to the special meeting. This proxy statement constitutes that notice to the record holders of Company common stock.

The following is a brief summary of Section 262, which sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of the applicable requirements, and is qualified in its entirety by reference to Section 262, a copy of the text of which is attached to this proxy statement as Annex D. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex D. Failure to comply timely and properly with the requirements of Section 262 may result in the loss of your appraisal rights under the DGCL. If you hold your shares of Company common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Stockholders of record who desire to exercise their appraisal rights must do ALL of the following: (i) not vote in favor of the adoption of the Merger Agreement, (ii) deliver in the manner set forth below a written demand for appraisal of the stockholder’s shares of Company common stock to the Secretary of Covetrus before the vote on the adoption of the Merger Agreement at the special meeting, (iii) continuously hold the shares of record from the date of making the demand through completion of the Merger and (iv) otherwise comply with the requirements of Section 262.

Only a holder of record of Company common stock is entitled to demand an appraisal of the shares registered in that holder’s name. A demand for appraisal must be executed by or for the stockholder of record. The demand should set forth, fully and correctly, the stockholder’s name as it appears on the certificates representing shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by the fiduciary. If shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an agent of two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose that, in exercising the demand, the agent is acting as agent for the record owner or owners.

A record owner, such as a broker, who holds shares as a nominee for others may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which the holder is the record owner. In that case, the written demand must set forth the number of shares covered by the demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of the record owner.

Beneficial owners who are not record owners and who intend to exercise appraisal rights should consult with the record owner to determine the appropriate procedures for having the record holder make a demand for appraisal with respect to the beneficial owner’s shares. Any holder of shares held in “street name” who desires appraisal rights with respect to those shares must take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record owner of the shares.

Shares of Company common stock held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of a nominee of a central security depository, such as Cede & Co., The Depository Trust Company’s nominee. A demand for appraisal with respect to such shares must be made by or on behalf of the depository nominee and it must identify the depository nominee as the record owner. Any beneficial holder of shares desiring appraisal rights with respect to such shares which are held through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder.

As required by Section 262, a demand for appraisal must be in writing and must reasonably inform Covetrus of the identity of the record holder (which might be a nominee as described above) and of such holder’s intention to seek appraisal of the holder’s shares.

Stockholders of record who elect to demand appraisal of their shares must mail or deliver their written demand to:

Covetrus, Inc.

7 Custom House Street, Portland, ME 04101

Attention: Margaret Pritchard, Interim General Counsel and Secretary

The written demand for appraisal should specify the stockholder’s name and mailing address. The written demand must reasonably inform Covetrus that the stockholder intends thereby to demand an appraisal of his, her or its shares. The written demand must be received by Covetrus prior to the vote on the adoption of the Merger Agreement at the special meeting. Neither voting (via the virtual meeting website or by proxy) against, abstaining from voting on or failing to vote on the adoption of the Merger Agreement will alone suffice to constitute a written demand for appraisal within the meaning of Section 262. In addition, the stockholder must not vote its shares of Company common stock in favor of adoption of the Merger Agreement. An executed proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the Merger Agreement and will cause the stockholder’s right of appraisal to be lost. Therefore, a stockholder who desires to exercise appraisal rights should either (x) refrain from executing and submitting the enclosed proxy card or (y) vote by proxy against the adoption of the Merger Agreement or affirmatively register an abstention with respect thereto.

Within 120 days after completion of the Merger, but not thereafter, either the Surviving Corporation or any stockholder who has timely and properly demanded appraisal of such stockholder’s shares and who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights, or any beneficial owner for which a demand for appraisal has been properly made by the record holder, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all stockholders who have properly demanded appraisal. There is no present intent on the part of Covetrus as the Surviving Corporation to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that the Surviving Corporation will file such a petition or that the Surviving Corporation will initiate any negotiations with respect to the fair value of such shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

Within 120 days after completion of the Merger, any stockholder who has complied with the applicable provisions of Section 262 will be entitled, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company common stock not voting in favor of the Merger and with respect to which demands for appraisal were received by the Surviving Corporation and the number of holders of such shares. A person who is the beneficial owner of shares held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the Surviving Corporation for the statement described in the previous sentence. Such statement must be given within 10 days after the request therefor has been received by the Surviving Corporation.

If a petition for appraisal is duly filed by a Covetrus stockholder and a copy of the petition is delivered to the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of Company common stock and with whom agreements as to the value of their shares of Company common stock have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder. The Delaware Court of Chancery must dismiss an appraisal proceeding as to all Covetrus stockholders who assert appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, or (ii) the value of the consideration provided in the Merger for such total number of shares seeking appraisal exceeds $1,000,000, or (iii) the Merger was approved pursuant to Section 253 or Section 267 of the DGCL. Where proceedings are not dismissed, the appraisal proceeding will be conducted, as to the shares of Company common stock owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings.

After a hearing on such petition, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and thereafter will appraise the shares owned by those stockholders, determining the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in subsection (h) of Section 262, interest from the date the Merger is completed through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharges) as established from time to time during the period between the date the Merger is completed and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the combined company may pay to each former Covetrus stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in Section 262 only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interests theretofore accrued, unless paid at that time. In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., et al., the Delaware Supreme Court stated that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered in an appraisal proceeding and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court may consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be determined “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should bear in mind that the fair value of their shares determined under Section 262 could be more than, the same as, or less than the Merger Consideration they are entitled to receive pursuant to the Merger Agreement if they do not seek appraisal of their shares, and that opinions of investment banking firms as to the fairness from a financial point of view of the consideration payable in a transaction are not opinions as to fair value under Section 262. Covetrus reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company common stock is less than the applicable Merger Consideration.

The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. The Delaware Court of Chancery may order that all or a portion of the expenses incurred by such stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of such a determination of assessment, each party bears its own expenses.

From and after the date of completion of the Merger, any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after completion of the Merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to completion of the Merger.

Within 10 days after the Effective Time, the Surviving Corporation must give notice of the date that the Merger became effective to each of Covetrus’ stockholders who have perfected and not withdrawn a written demand for appraisal in accordance with Section 262. At any time within 60 days after completion of the Merger, any stockholder who has demanded appraisal and who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such stockholder’s demand for appraisal and to accept the cash to which the stockholder is entitled pursuant to the Merger. After this period, the stockholder may withdraw such stockholder’s demand for appraisal only with the written approval of the Surviving Corporation. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after completion of the Merger, stockholders’ rights to appraisal will cease and all stockholders will be entitled only to receive the Merger Consideration as provided for in the Merger Agreement. No petition timely filed in the Delaware Court of Chancery demanding appraisal will be dismissed as to any stockholders without the approval of the Delaware Court of Chancery, and that approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, the preceding sentence will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined the proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after completion of the Merger.

The foregoing is a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, a copy of the text of which is attached as Annex D to this proxy statement.

Failure to comply strictly with all the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, if you wish to exercise your appraisal rights, you are strongly urged to consult a legal advisor before attempting to exercise your appraisal rights.

MARKET PRICE AND DIVIDEND DATA

Company common stock is traded on NASDAQ under the symbol “CVET.”

As of the close of business on [●], 2022, the record date, there were [●] shares of Company common stock outstanding and entitled to vote, held by approximately [●] holders of record of the shares of Company common stock. Because many of the shares of Company common stock are held by brokers and other institutions on behalf of Company stockholders, we are unable to estimate the total number of stockholders represented by these record holders.

The closing price of Company common stock on NASDAQ on May 19, 2022, the last trading day prior to the day CD&R publicly disclosed the proposal letter in an amendment to its Schedule 13D filings with respect to the Company, was $18.02, and on May 24, 2022, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $19.66 per share of Company common stock. On August 10, 2022, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for the shares of Company common stock on NASDAQ was $20.80 per share.

The following table sets forth, for the periods indicated, the high and low sales price of shares of Company common stock on the NASDAQ.

Fiscal Year	High	Low	Dividend Paid
2020
First Quarter	$15.59	$4.05	—
Second Quarter	$19.52	$6.26	—
Third Quarter	$25.52	$16.97	—
Fourth Quarter	$32.17	$22.94	—
2021
First Quarter	$40.78	$27.50	—
Second Quarter	$31.24	$24.65
Third Quarter	$27.30	$18.08	—
Fourth Quarter	$21.00	$16.52	—
2022
First Quarter	$20.22	$15.56	—
Second Quarter	$21.20	$13.39	—

If the Merger is completed, the Company common stock will be delisted from NASDAQ, will be deregistered under the Exchange Act and will cease to be publicly traded.

You are encouraged to obtain current market prices of the shares of Company common stock in connection with voting your shares of Company common stock. Following the Merger, there will be no further market for Company common stock, and Company common stock will be delisted from NASDAQ and deregistered under the Exchange Act.

Covetrus has not historically paid dividends on its common stock, and under the terms of the Merger Agreement, prior to the Closing (or the earlier termination of the Merger Agreement), Covetrus is prohibited from declaring or paying any cash dividend or other distribution on the shares of Company common stock without Parent’s written consent.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY

Directors and Executive Officers of the Company

Board of Directors

Deborah G. Ellinger, 63, became a Director in February 2019. Ms. Ellinger is currently a Senior Advisor for Boston Consulting Group (“BCG”), a consulting firm, a Director of iRobot Corp, a technology company, a Director of Tupperware Brands Corporation, a consumer products company, and is the former CEO or President of four private-equity backed firms. She has been a Senior Advisor to BCG since June 2018, working primarily with their private equity team, and has served on the iRobot Board since 2011, where she is also Chair of the nominating and governance committee and was previously Lead Independent Director. Her leadership roles include: President and Chief Executive Officer of Ideal Image, a chain of 140 Medical Spas, from 2016 to 2018; Chairman and Chief Executive Officer of The Princeton Review, a test preparation company, from 2012 to 2014; President of Restoration Hardware from 2008 to 2009, and President and Chief Executive Officer of Wellness Pet Food from 2004 to 2008. Previously, she served as an Executive Vice President at CVS Pharmacy, a Senior Vice President at Staples, Inc., and was a partner at Boston Consulting Group; she began her career with Mellon Financial Corporation. Ms. Ellinger has extensive additional Board experience: from 2015 to 2017, she served as a Director of Interpublic Group of Companies, sitting on the audit committee, compensation committee and finance committees at different times. She was also a member of the Board of Directors of National Life Group from 2007 to 2014 and served on its executive committee, audit committee and was Chair of its nominating and governance committee. She served on the Board of Sealy, Inc. from 2010 to 2013, where she was a member of the compensation committee and audit committee. She has also sat on the boards of several private companies since 2004. Ms. Ellinger’s assignments have taken her all over the world; she has lived and worked in Europe, Asia and the United States. She holds an M.A. and B.A. in Law and Mathematics from the University of Cambridge, England. Ms. Ellinger is also qualified as a Barrister-at-Law in London, as a member of the Inner Temple.

Paul Fonteyne, 60, became a Director in July 2021. Mr. Fonteyne was a former CEO of Boehringer-Ingelheim USA and brings over 30 years of pharmaceutical and animal healthcare experience to the Covetrus board. Mr. Fonteyne is a former Chairman of Boehringer-Ingelheim USA, the US arm of Boehringer-Ingelheim (BI), a global pharmaceutical company with a portfolio of animal-health products. Mr. Fonteyne was with Boehringer-Ingelheim for 15 years in leadership roles, including serving as U.S. President and CEO. He has also held commercial roles at Merck and Abbott Laboratories. Mr. Fonteyne holds an MBA from Carnegie Mellon University and a M.S. in Chemical Engineering from the University of Brussels.

Sandra L. Helton, 72, became a Director in February 2019. Ms. Helton was Executive Vice President and Chief Financial Officer of Telephone and Data Systems, Inc. (“TDS”), a telecommunications organization that includes US Cellular Corporation, from 1998 through 2006. In her role, Ms. Helton had responsibility for finance, information technology and other corporate functions. She also served on the Board of Directors of TDS. She served as Vice President and Corporate Controller of Compaq Computer Corporation from 1997 through 1998. Previously, Ms. Helton spent over 20 years with Corning Incorporated, a technology company, where she held engineering, strategy and finance positions, including Senior Vice President and Treasurer from 1991 through 1997. Since 2001, Since February 2018, she has been a Director of OptiNose, Inc., and is Chair of its audit committee. Ms. Helton previously served as a Director of Principal Financial Group, Inc., including as Chair of its audit committee and a member of its executive committee and finance committee, and Lexmark International, Inc., including as a member of its audit committee. Ms. Helton also previously served as a member of the Board of Directors of Covance, Inc. and as Chair of its audit and finance committee and a member of its nominating and governance committee. Ms. Helton is currently a trustee of two non-profit organizations, Northwestern Memorial Foundation and the Chicago Architectural Center. Ms. Helton received a B.S. in mathematics from the University of Kentucky and a S.M. from the Massachusetts Institute of Technology’s Sloan School, with double majors in Finance and Planning & Control.

Philip A. Laskawy, 80, became a Director in February 2019 and serves as Chairman of the Board. Mr. Laskawy joined the accounting firm of EY LLP (“EY”, formerly known as Ernst & Young LLP) in 1961 and served as a partner in the firm from 1971 to 2001, when he retired. Mr. Laskawy served in various senior management positions at EY, including Chairman and Chief Executive Officer, to which he was appointed in 1994. Mr. Laskawy is currently a Director of Henry Schein, having served on the Board since 2002 and as the Lead Independent Director since 2012. He is currently the Chair of Henry Schein’s nominating and governance committee and is a member of its audit committee. Since 2002, Mr. Laskawy has served as a member of the Board of Directors of Loews Corporation and as a member of its audit committee. Additionally, since 2008, he has served as a member of the Board of Directors of Lazard Ltd. and is Chair of its audit committee and a member of its compensation committee. Mr. Laskawy previously served on the American Institute of Certified Public Accountants to review and update rules regarding auditor independence, and as a member of the board of the International Accounting Standards Committee Foundation where he served as Chairman in 2006 and 2007. Mr. Laskawy also served as a member of the 1999 Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. Mr. Laskawy received a B.A. in Economics from the Wharton School of the University of Pennsylvania.

Mark J. Manoff, 65, became a Director in February 2019. Mr. Manoff is an Operating Partner and member of the Executive Board of MidOcean Partners, a premiere alternative asset manager specializing in mid-market private equity and alternative credit. He was a co-founder and Chief Executive Officer of consulting firm, Verrian, Inc. through 2019. He was a partner of EY LLP (“EY,” formerly known as Ernst & Young LLP) from 1990 until his retirement as Americas Vice Chair in 2017. During his time with EY, Mr. Manoff held various positions including New York Office Managing Partner and Northeast Region Managing Partner. He also founded and led the EY Center for Board Matters. Mr. Manoff is a member of the Board of Directors of The First Tee of Metropolitan New York, a youth development organization. In addition, Mr. Manoff was a member of the Board of Directors for Roundabout Theatre in New York City for approximately 10 years (through May 2018) and was chair of its audit committee during that period. Mr. Manoff serves on the Advisory Board (previously serving as Chair) at the University of Maryland’s Robert H. Smith School of Business, where he received his B.S. in Accounting.

Edward M. McNamara, 57, became a Director in February 2019. Prior to such appointment, Mr. McNamara served from June 2011 as a member of the Vets First Choice Board. He is the President of TeamLaunch, LLC, a venture-building company, which he cofounded in 2013. He is the Chief Financial Officer, Secretary and former Director of RCW Inc. (dba M.Gemi), a luxury product company founded by TeamLaunch, LLC. Other TeamLaunch private portfolio companies where Mr. McNamara serves or has served as Secretary, Treasurer or Director include Launch Kids, Inc. from December 2015 to December 2017; Follain Launch, Inc. from May 2016 to present; Seed Leaf, LLC from December 2016 to 2020; and Maverick Workwear, Inc. from April 2021 to present. Prior to founding TeamLaunch, Mr. McNamara served as an executive in residence at General Catalyst Partners from 2011 to 2013 and focused on consumer growth opportunities. Prior to that, he served as the Chief Financial Officer of Retail Convergence Inc. (dba Rue La La), a private-sale business and its predecessor Smartbargains Inc., from 2005 to 2011. Mr. McNamara served in a number of executive roles, including Chief Financial Officer, Chief Operating Officer, President, and Interim Chief Executive Officer, at two operating businesses of Cendant Corporation from 1996 to 2004, including Wright Express, Inc. and Cendant’s Travel Distribution Division. Mr. McNamara was Chairman of the Board of Wright Express Financial Services, Inc., a banking company, from 1999 to 2001. Mr. McNamara served in a number of accounting, finance, and administrative positions for Abex Inc., an aerospace manufacturing company, and its related company Fisher Scientific Corp., a biotechnology company, from 1993 to 1996. Mr. McNamara started his career with PriceWaterhouse, an accounting firm, from 1986 to 1993, in the audit and advisory group focused on public company audits and mergers and acquisitions, leaving as a manager in the audit practice. Mr. McNamara has also served as a member of the Board of Directors of, and a formal advisor to, Counter Brands, LLC (dba Beauty Counter), a cosmetics company, from 2014 to 2020. Mr. McNamara holds a B.S. from Providence College.

Steven Paladino, 64, became a Director in February 2019. Since 2000, Mr. Paladino has served as the Executive Vice President and Chief Financial Officer of Henry Schein, Inc. and has been a member of its

Board of Directors since 1994. He started his career with Henry Schein in 1987 and has been a member of Henry Schein’s Executive Management Committee since 1992. Prior to holding his current position, Mr. Paladino served as Senior Vice President and Chief Financial Officer from 1993 to 2000, as Vice President and Treasurer from 1990 to 1992 and as Corporate Controller from 1987 to 1990. Before joining Henry Schein, Mr. Paladino was employed as a Certified Public Accountant for seven years, most recently with the international accounting firm of BDO USA, LLP. Mr. Paladino also served as a Nasdaq Listing and Hearing Review Council member. Mr. Paladino currently serves on the Board of Directors of MSC Industrial Direct Co., Inc., and is a member of its audit committee and compensation committee. He holds a B.B.A. from Bernard M. Baruch College.

Sandra Peterson, 63, became a Director in June 2020. She has had a long and successful career of driving growth, operational improvement and innovation across global healthcare and consumer businesses. This includes executive roles at Johnson & Johnson, where she was group worldwide chairman, led the consumer and medical devices businesses and was responsible for the corporation’s global supply chain, technology strategy and infrastructure, and at Bayer, where she held numerous positions including the CEO of Bayer CropScience AG, CEO of Bayer Medical Care and president of Bayer HealthCare AG’s Diabetes Care Division. She started her career at McKinsey and has held executive positions at Medco Health Solutions, Nabisco, and Whirlpool. Currently, she is an Operating Partner at CD&R, a leading private investment firm, is a member of the Microsoft Board of Directors and is on the board of trustees of the Institute for Advanced Study and the American Academy in Berlin. She has appeared on Fortune magazine’s list of most powerful women numerous times and was featured on the magazine’s inaugural list of leaders changing healthcare. Ms. Peterson holds an M.P.A. in applied economics from Princeton University and a B.A. in government from Cornell University.

Ravi Sachdev, 46, became a Director in February 2019. Prior to such appointment, Mr. Sachdev served from July 2015 as a member of the Vets First Choice Board. As a Partner of the private equity firm CD&R since June 2015, Mr. Sachdev focuses on the healthcare sector. From November 2010 to May 2015, Mr. Sachdev was a Managing Director and Co-Head of Healthcare Services at J.P. Morgan Chase & Co., a financial services company. Prior to November 2010, Mr. Sachdev held the positions of Managing Director at Deutsche Bank Securities, Inc., an investment banking firm, from January 2009 until November 2010 and Director at Deutsche Bank AG from January 2007 until January 2009. Prior to joining Deutsche Bank AG in 2006 as a Vice President, Mr. Sachdev served as a Vice President at Peter J. Solomon Company, an investment banking firm, specializing in mergers and acquisitions in the healthcare sector, from 1998 to 2006. Mr. Sachdev serves on the Board of Directors of agilon health, Inc. and Steve Madden, Inc. Mr. Sachdev holds a B.A. from the University of Michigan.

Sharon Wienbar, 60, became a Director in May 2020. Ms. Wienbar was the Chief Executive Officer of Hackbright Academy, the engineering school for women based in San Francisco, California from 2015 through 2016, thereafter serving as a strategic advisor to Capella Education Company following its acquisition of Hackbright in April 2016. Prior to joining Hackbright, Ms. Wienbar was a venture capitalist at ScaleVP, from 2001 to 2015 where she led investments in software, internet and mobile companies. Prior to joining ScaleVP in 2001, Ms. Wienbar was Vice President, Marketing for Critical Path (NASD: CPTH) and Amplitude Software from 1999 to 2000. Ms. Wienbar spent over seven years with Adobe Systems (through 1998), starting as a product manager and later as lead marketer for many of Adobe’s applications, spearheading numerous cross-product initiatives. Prior to joining Adobe Systems, Ms. Wienbar practiced strategy consulting at Bain & Company for nearly five years (through 1990). Ms. Wienbar serves on the Board of Directors of Resideo Technologies, Inc. (NYSE: REZI), where she chairs the compensation committee, and of Enovis (NYSE: ENOV), where she is a member of the compensation committee. She previously served on the Board of Directors of Glu Mobile (NASD: GLUU) and Everyday Health (NYSE: EVDY) and chaired the compensation committee and served on the audit committee of both companies. She also previously served on several private company boards of directors including Applause (Acq: Vista Equity) and Actiance (Acq: K1). Ms. Wienbar holds an S.M. and a A.B. in Engineering from Harvard University and an M.B.A. from the Stanford Graduate School of Business.

Benjamin Wolin, 47, currently serves as the President and Chief Executive Officer of the Company. Mr. Wolin became a Director of Covetrus in February 2019. Prior to Covetrus, Mr. Wolin served as the Chief Executive Officer and Co-founder of Everyday Health, Inc., a communications and marketing platform for consumers, doctors and healthcare companies, and a member of its Board of Directors from 2002 to 2016. Mr. Wolin founded Everyday Health and served as its Chief Executive Officer from inception, through its initial public offering and sale in 2016. Mr. Wolin has served on numerous private and public company boards including Diplomat Pharmacy, Rockwell Medical, AdhereTech, Aerami Therapeutics, Source Media, and Frontline Medical Communications. Mr. Wolin received his B.A. in History from Bowdoin College.

Executive Officers

The Board elects our executive officers annually who serve at the discretion of the Board. Our current executive officers and their ages as of August 2, 2022 are as follows:

Name	Age	Position(s) with our company
Benjamin Wolin	47	President and Chief Executive Officer
Andrew B. Coxhead	54	Vice President, Corporate Controller and Chief Accounting Officer
Dustin Finer	53	Chief Administrative Officer
Matthew Foulston	58	Executive Vice President and Chief Financial Officer
Rebecca Kidd	53	Head of Global Operations
Matthew Malenfant	60	Chief Commercial Officer
Georgina Wraight	47	Executive Vice President and President, Global Technology Solutions

Benjamin Wolin’s biography is set forth above under “Board of Directors.”

Andrew B. Coxhead was appointed our Vice President, Corporate Controller, and Chief Accounting Officer effective August 2021. Prior to Covetrus, Mr. Coxhead served as Senior Vice President, Chief Accounting Officer at RR Donnelley from 2007 until 2016 and Chief Financial Officer at LSC Communications from 2016 until 2020. Mr. Coxhead holds an M.B.A. from the University of Chicago Booth School of Business, and a B.S. from the University of Illinois, Urbana. Mr. Coxhead is a Certified Public Accountant.

Dustin Finer was appointed our Chief People Officer in September 2019 and our Chief Administrative Officer in November 2019. Prior to joining the Company, Mr. Finer was Chief Administrative and Internal Operations Officer at TiVo from 2016 to 2018. From 2012 until 2016, Mr. Finer was the Chief Human Resource Officer for Rovi Corporation. Prior to that, Mr. Finer was with MySpace, where he was Chief Operations Officer. Mr. Finer holds a J.D. from the University of the Pacific, McGeorge School of Law, and a B.A. from the University of California, San Diego.

Matthew Foulston was appointed our Executive Vice President and Chief Financial Officer in June 2020. Prior to joining the Company, Mr. Foulston served as the Executive Vice President and Chief Financial Officer of Treehouse Foods (NYSE: THS) from 2016 through 2019. He previously served as the Chief Financial Officer of Compass Minerals (NYSE: CMP), a specialty minerals company, from 2014 to 2016. He spent his earlier career in the automotive industry with Ford, Mazda, and Navistar. Mr. Foulston received his BSc from Loughborough University, Leicestershire, U.K.

Rebecca Kidd was appointed our Head of Global Operations in September 2021, having served as our Head of North America Operations since June 2021. Prior to such appointment, Ms. Kidd served from 2011 to 2021 at Cardinal Health where she held leadership roles in global planning, manufacturing, supply chain, and operational excellence. Ms. Kidd previously worked for Abbott Nutrition, the Coca Cola Company, GE Superabrasives and PPG Industries. Ms. Kidd holds an M.B.A. and a Bachelor of Chemistry from the Ohio State University.

Matthew Malenfant was appointed our Chief Commercial Officer in September 2021. Mr. Malenfant served as President, North America from May 2020. Prior to joining the Company, Mr. Malenfant served as the Principal of Malenfant Consulting, LLC, a leadership coaching and organizational design company, from 2018 to 2020. He previously served as the Chief Executive Officer of Saxco International, LLC, a packaging distributor for the spirits, wine, and beer industries, from 2012 through 2017, and prior to that as President, The Americas for VWR International, a life science and laboratory supply distribution company from 2007 through 2011. Mr. Malenfant currently serves as Chairman of the Supervisory Board for DWK Life Sciences, LLC, a manufacturer of precision glassware, pharmaceutical packaging and specialty life science products, from 2019 to present. Mr. Malenfant has a B.A. and a B.S. from Arizona State University and achieved a Masters Certification from Merck University in Darmstadt, Germany.

Georgina Wraight was appointed our Executive Vice President and President, Global Technology Solutions, the business formed with the merging of Global Prescription Management and Global Software Services, in January 2020. Prior to this, and from February 2019, Ms. Wraight served as Senior Vice President, President of Global Prescription Management. From August 2018 to February 2019, Ms. Wraight served as President, and from December 2017 to August 2018, as Chief Operating Officer of Vets First Choice. From November 2015 until August 2017, she served as Chief Operating Officer of the Rockport Company, a footwear wholesaler/retailer. From September 2012 to November 2015, Ms. Wraight served as Group Chief Financial Officer and then as Chief Operating Officer of Highline United & Modern Shoe Company. Ms. Wraight is a qualified Chartered Global Management Accountant (CGMA).

Prior Public Offerings

None of the Company, Parent, Merger Sub nor any of their respective affiliates have made an underwritten public offering of shares of Company common stock for cash during the past three (3) years that was registered under the Securities Act, or exempt from registration under Regulation A promulgated under the Securities Act.

Certain Transactions in the Shares of Common Stock

Other than the Merger Agreement, as discussed in the section of this proxy statement entitled “The Merger Agreement,” the Company, the CD&R Entities and their respective affiliates have not executed any transactions with respect to shares of Company common stock during the past 60 days.

The following table sets forth the amount of the Company common stock purchased by the Company and the average purchase price for each quarter during the past two years.

	Total Number of Shares Purchased(1)	Range of Prices Paid per Share	Average Price Paid per Share
2020 Q2	73,785	$ 7.51 – 15.89	$15.39
2020 Q3	21,824	$ 17.22 – 22.91	$21.13
2020 Q4	18,850	$ 24.50 – 28.74	$27.36
2021 Q1	93,742	$ 32.01 – 39.47	$36.31
2021 Q2	382,237	$ 25.88 – 30.25	$27.37
2021 Q3	36,383	$ 20.19 – 27.03	$23.16
2021 Q4	28,208	$ 17.04 – 20.30	$18.98
2022 Q1	208,485	$ 16.27 – 19.97	$17.54
2022 Q2	179,974	$ 13.80 – 20.68	$17.54
2022 Q3 (as of August 10, 2022)	39,804	$ 20.69 – 20.85	$20.80

(1)	Shares of Company common stock purchased by the Company were solely for the cancellation of shares of stock withheld for related tax obligations that occurs upon vesting of restricted shares.

None of the CD&R Entities nor any of their respective affiliates have purchased any shares of Company common stock during the past two years.

Book Value per Share

As of June 30, 2022, the book value per share of our common stock was $10.76. Book value per share is computed by dividing total equity at $1,505,000,000 by the total shares of Company common stock outstanding on that date, 139,839,264 shares of Company common stock.

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise noted, the following table sets forth information with respect to the beneficial ownership of Company common stock as of August 10, 2022 by (1) each person or group known by us to beneficially own (or have the right to acquire within 60 days) more than 5% of the outstanding shares of Company common stock, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

Percentage ownership calculations are based on 140,021,165 shares of Company common stock outstanding as of August 10, 2022.

Directors[1]	Shares of Company Common Stock Beneficially Owned	Options Currently Exercisable or within 60 days of August 10, 2022	Restricted Stock Units Vested within 60 days of August 10, 2022	Percentage of Outstanding Securities
Ellinger, Deborah[2]	28,459	—	—	*
Fonteyne, Paul[3]	13,275	—	—	*
Helton, Sandra[4]	38,095	—	—	*
Laskawy, Philip[5]	15,064	—	—	*
Manoff, Mark[6]	26,595	—	—	*
McNamara, Edward[7]	31,807	77,435	—	*
Paladino, Steven[8]	74,844	—	—	*
Peterson, Sandra[9]	23,664	—	—	*
Sachdev, Ravi[10]	38,095	—	—	*
Wienbar, Sharon	—	—	—	*

Named Executive Officers [1]
Wolin, Benjamin[11]	194,488	—	7,529	*
Foulston, Matthew[12]	93,502	—	2,601	*
Finer, Dustin[13]	89,370	—	27,310	*
Wraight, Georgina[14]	84,251	85,429	20,046	*
Malenfant, Matthew[15]	64,895	—	27,040	*
All Directors and Officers as a Group, including the foregoing[16]	835,556	162,864	85,758	*

Certain Other Beneficial Owners
BlackRock, Inc.[17]	16,486,343	—	—	11.8%
CD&R VFC Holdings, L.P.[18]	33,670,541	—	—	24.0%
Vanguard Group, Inc.[19]	11,226,890	—	—	8.0%
Wellington Management Group LLP[20]	7,872,445	—	—	5.6%

*	less than 1%
1	c/o Covetrus, Inc. 7 Custom House Street, Portland, Maine 04101
2	Represents 28,459 shares owned directly and over which Deborah Ellinger has sole voting and dispositive power.

3	Represents 13,275 shares owned directly and over which Paul Fonteyne has sole voting and dispositive power.
4	Represents 38,095 shares owned directly and over which Sandra Helton has sole voting and dispositive power.
5	Represents 15,064 shares owned directly and over which Philip Laskawy has sole voting and dispositive power.
6	Represents 26,595 shares owned directly and over which Mark Manoff has sole voting and dispositive power.
7

Represents (i) 31,807 shares owned directly and over which Edward McNamara has sole voting and dispositive power and (ii) 77,435 shares underlying stock options that are currently exercisable or that will become exercisable within 60 days after August 10, 2022.

8	Represents 74,844 shares owned directly and over which Steven Paladino has sole voting and dispositive power.
9

Represents 23,664 shares owned directly and over which Sandra Peterson has sole voting and dispositive power. All proceeds from the sale or disposition of such securities, including in connection with the Merger, are assigned to CD&R.

10

Represents 38,095 shares owned directly and over which Ravi Sachdev has sole voting and dispositive power. All proceeds from the sale or disposition of such securities, including in connection with the Merger, are assigned to CD&R.

11

Represents (i) 194,488 shares owned directly and over which Benjamin Wolin has sole voting and dispositive power and (ii) 7,529 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

12

Represents (i) 93,502 shares owned directly and over which Matthew Foulston has sole voting and dispositive power and (ii) 2,601 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

13

Represents (i) 89,370 shares owned directly and over which Dustin Finer has sole voting and dispositive power and (ii) 27,310 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

14

Represents (i) 84,251 shares owned directly and over which Georgina Wraight has sole voting and dispositive power, (ii) 85,429 shares underlying stock options that are currently exercisable or that will become exercisable within 60 days after August 10, 2022, and (iii) 20,046 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

15

Represents (i) 64,895 shares owned directly and over which Matthew Malenfant has sole voting and dispositive power and (ii) 27,040 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

16

Includes (i) with respect to all directors and Named Executive Officers, (a) 816,404 shares, directly or indirectly, beneficially owned, (b) 162,864 shares underlying options that are currently exercisable or that will become exercisable within 60 days of August 10, 2022, and (c) 84,526 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022, and (ii) with respect to all executive officers that are not Named Executive Officers or directors, (a) 19,152 shares, directly or indirectly, beneficially owned, (b) no shares underlying options that are currently exercisable or that will become exercisable within 60 days of August 10, 2022, and (c) 1,232 shares of common stock underlying RSUs that will vest within 60 days of August 10, 2022.

17

Based solely on information set forth in Schedule 13G (Amendment No. 4) filed with the SEC on January 27, 2022, Blackrock, Inc., reported that it and its subsidiaries listed on Exhibit A to Schedule 13G (Amendment No. 4) were the beneficial owners of 16,486,343 shares of Covetrus’ outstanding common stock as of December 31, 2021. BlackRock reported having sole voting power for 16,217,914 shares and sole dispositive power of 16,486,343 shares. No shared voting or dispositive powers were reported. The address for BlackRock, Inc., is 55 East 52nd Street, New York, New York 10055.

18

Based solely on information set forth in Schedule 13D (Amendment No. 5) filed with the SEC on May 25, 2022, CD&R VFC Holdings and CD&R Fund IX UGP reported (1) sole voting power with respect to a total of 33,670,541 shares and (2) sole dispositive power with respect to a total of 33,670,541 shares. The mailing address for each of these entities is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, New York,

New York 10152. CD&R Fund IX UGP, as the general partner of CD&R VFC Holdings, may be deemed to beneficially own the shares of common stock in which CD&R VFC Holdings has beneficial ownership. CD&R Fund IX UGP expressly disclaims beneficial ownership of the shares of common stock in which CD&R VFC Holdings has beneficial ownership. Investment and voting decisions with respect to the shares of common stock held by CD&R VFC Holdings are made by an investment committee of limited partners of CD&R Fund IX GP, currently consisting of more than ten individuals, each of whom is also an investment professional of CD&R (the “Investment Committee”). All members of the Investment Committee disclaim beneficial ownership of the shares shown as beneficially owned by CD&R VFC Holdings. CD&R Fund IX UGP is managed by a two-person board of directors. Donald J. Gogel and Nathan K. Sleeper, as the directors of CD&R Fund IX UGP, may be deemed to share beneficial ownership of the shares directly held by CD&R VFC Holdings. Such persons expressly disclaim such beneficial ownership.
19

Based solely on information set forth in Schedule 13G (Amendment No. 2) filed with the SEC on February 19, 2022, The Vanguard Group reported that it was the beneficial owner of 11,226,890 shares of Covetrus’ outstanding common stock as of December 31, 2021. The Vanguard Group had the sole power to dispose of 11,052,541 shares; the shared power to vote 83,623 shares; and the shared power to dispose of 174,349 shares. No sole voting power was reported. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

20

Based solely on information set forth in Schedule 13G filed with the SEC on February 4, 2022, Wellington Management Group LLP reported that it was the beneficial owner of 7,872,445 shares of Covetrus’ outstanding common stock as of December 31, 2021. Wellington Management Group LLP had shared voting power of 6,560,301 shares and shared dispositive power of 7,872,445 shares of Covetrus’ outstanding common stock. No sole voting or dispositive powers were reported. The address for Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

OTHER IMPORTANT INFORMATION REGARDING THE CD&R ENTITIES

Parent. Parent, a Delaware corporation, was incorporated in Delaware in May 2022 as a direct, wholly owned subsidiary of CD&R Corgi Holdings, solely for the purpose of engaging in the Transactions, including the Merger. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. The principal business address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

Merger Sub. Merger Sub, a Delaware corporation, was incorporated in Delaware in May 2022, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into Covetrus, and Merger Sub will cease to exist. The principal business address of Merger Sub is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Corgi Holdings. CD&R Corgi Holdings, a Cayman Islands exempted limited partnership, was formed in May 2022 as “CD&R Tree Holdings, L.P.” initially for the purpose of holding another investment by CD&R Fund XI, and was subsequently repurposed to hold CD&R Fund XI’s (and its parallel funds’) investment in the Company. CD&R Corgi Holdings has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. The principal business address CD&R Corgi Holdings is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R VFC Holdings. CD&R VFC Holdings, a Cayman Islands exempted limited partnership, was formed in June 2015 for the purpose of holding Clayton, Dubilier and Rice Fund IX, L.P.’s (and its parallel funds’)

investment in a predecessor of the Company. The current purpose of CD&R VFC Holdings is to hold Clayton, Dubilier and Rice Fund IX, L.P.’s (and its parallel funds’) existing investment in the Company. The principal business address of CD&R VFC Holdings is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund IX. CD&R Fund IX, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of seeking significant long-term capital appreciation by making investments primarily in equity, equity-related and other securities and obligations of mature businesses operating primarily in North America and Western Europe. The principal business address of CD&R Fund IX is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund IX-A. CD&R Fund IX-A, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of seeking significant long-term capital appreciation by making investments primarily in equity, equity-related and other securities and obligations of mature businesses operating primarily in North America and Western Europe. The principal business address of CD&R Fund IX-A is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Advisor Fund IX. CD&R Advisor Fund IX, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of seeking significant long-term capital appreciation by making investments primarily in equity, equity-related and other securities and obligations of mature businesses operating primarily in North America and Western Europe. The principal business address of CD&R Fund XI is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund IX GP. CD&R Fund IX GP, a Cayman Islands exempted limited partnership, was formed for the purpose of serving as the general partner of CD&R Fund IX, CD&R Fund IX-A, CD&R Advisor Fund IX and other entities affiliated with CD&R Fund IX formed for the purpose of holding investments. The principal business address of CD&R Fund IX GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund IX UGP. CD&R Fund IX UGP, a Cayman Islands exempted company, was formed for the purpose of serving as the general partner of CD&R Fund IX and other entities affiliated with CD&R Fund IX formed for the purpose of holding investments, including CD&R VFC Holdings. The principal business address of CD&R Fund IX UGP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund XI. CD&R Fund XI, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of seeking significant long-term capital appreciation by primarily making control-oriented investments in equity, equity-related and other securities and obligations of businesses operating in North America and Western Europe, and also to make growth equity investments, credit investments and minority investments in private and publicly traded companies. The principal business address of CD&R Fund XI is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund XI GP. CD&R Fund XI GP, a Cayman Islands exempted limited partnership, was formed for the purpose of serving as the general partner of CD&R Fund XI and other entities affiliated with CD&R Fund XI formed for the purpose of holding investments. The principal business address of CD&R Fund XI GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Fund XI UGP. CD&R Fund XI UGP, a Cayman Islands exempted company, was formed for the purpose of serving as the general partner of CD&R Fund XI GP and other entities affiliated with CD&R formed for the purpose of holding investments, including CD&R Corgi Holdings. The business office address of CD&R Fund XI UGP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

Clayton, Dubilier & Rice, LLC. CD&R, a Delaware limited liability company, was formed for the purpose of managing Clayton, Dubilier & Rice-sponsored private equity funds. The principal office address of CD&R is 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

Directors, Executive Officers and Controlling Persons.

The name, citizenship and material occupation, position, office or employment during the past five years of each of Parent’s and Merger Sub’s directors and executive officers are set forth below. Unless otherwise indicated, the address for each of their listed directors and executive officers is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

None of the persons listed below has, to the knowledge of the CD&R Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the CD&R Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Sarah Kim. Ms. Kim is a United States citizen and has served as a director and as the President of Parent and Merger Sub since their formation. Ms. Kim is a Partner at CD&R and has worked at CD&R since 2008.

Donald J. Gogel. Mr. Gogel is a United States citizen and is currently serving as a director and as the Chairman of CD&R Fund IX UGP and CD&R Fund XI UGP. Mr. Gogel is the Chairman of CD&R and has worked at CD&R since 1989.

Nathan K. Sleeper. Mr. Sleeper is a United States citizen and is currently serving as a director and as the Chief Executive Officer of CD&R Fund IX UGP and CD&R Fund XI UGP. Mr. Sleeper is the Chief Executive Officer of CD&R and has worked at CD&R since 2000.

David A. Novak. Mr. Novak is a United States citizen and is currently serving as the Co-President of CD&R Fund IX UGP and CD&R Fund XI UGP. Mr. Novak is the Co-President of CD&R and has worked at CD&R since 1997.

Richard J. Schnall. Mr. Schnall is a United States citizen and is currently serving as the Co-President of CD&R Fund IX UGP and CD&R Fund XI UGP. Mr. Schnall is the Co-President of CD&R and has worked at CD&R since 1996.

Theresa A. Gore. Ms. Gore is a United States citizen and is currently serving as the Vice President of CD&R Fund IX UGP and CD&R Fund XI UGP. Ms. Gore is the former Chief Financial Officer of CD&R.

Jack Robinson. Mr. Robinson is a United States citizen and has served as a director and as the Vice President of Parent and Merger Sub since their formation. Mr. Robinson is a Principal at CD&R and has worked at CD&R since 2015.

Jillian C. Griffiths. Ms. Griffiths is a United States citizen and has served as the Chief Financial Officer and Vice President of Parent and Merger Sub since their formation. Ms. Griffiths is also currently serving as the Chief Financial Officer and Vice President of CD&R Fund IX UGP and CD&R Fund XI UGP. Ms. Griffiths is the Chief Financial Officer at CD&R and has worked at CD&R since 2015.

Rima Simson. Ms. Simson is a United States citizen and has served as the Vice President, Treasurer and Secretary of Parent and Merger Sub since their formation. Ms. Simson is also currently serving as the Vice

President, Treasurer and Secretary of CD&R Fund IX UGP and CD&R Fund XI UGP. Ms. Simson is a Fund Controller at CD&R and has worked at CD&R since 2013.

Jessie Pamas. Ms. Pamas is a United States citizen and has served as the Assistant Treasurer of Parent and Merger Sub since their formation. Ms. Pamas is also currently serving as the Assistant Treasurer of CD&R

Fund IX UGP and CD&R Fund XI UGP. Ms. Pamas is a Tax Director at CD&R and has worked at CD&R since 2001.

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the Merger is completed, the Company common stock will be delisted from NASDAQ, will be deregistered under the Exchange Act and cease to be publicly traded. As a result, the Company would no longer file periodic reports with the SEC on account of the shares of Company common stock.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS

The Merger is expected to be completed in the second half of 2022. The Company held its annual meeting of Covetrus stockholders on May 11, 2022. In light of the special meeting, the Company will hold an annual meeting of Covetrus stockholders in the year 2023 only if the Merger is not completed and Covetrus stockholders will continue to be entitled to attend and participate in such meeting.

Covetrus stockholders may submit proposals on matters appropriate for stockholder action at meetings of Covetrus stockholders in accordance with Rule 14a-8 of the Exchange Act. To be submitted for inclusion in the proxy statement for the 2023 annual meeting, stockholder proposals must satisfy all applicable requirements of Rule 14a-8 and must have been received by the Secretary of Covetrus no later than December 1, 2022. Nothing in this paragraph will be deemed to require Covetrus to include in its proxy statement and proxy relating to the 2023 annual meeting any stockholder proposal that may be omitted from the proxy materials of Covetrus under applicable regulations of the Exchange Act in effect at the time such proposal is received.

Our bylaws provide that for a proposal to be properly brought before an annual meeting by a stockholder, notice of such proposal must be delivered to the Secretary of Covetrus not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the first anniversary of the date of the preceding calendar year’s annual meeting of stockholders, provided that in the event that the date of the annual meeting of stockholders is advanced by more than thirty (30) calendar days or delayed by more than sixty (60) calendar days from the anniversary of the preceding calendar year’s annual meeting, or if Covetrus did not hold an annual meeting in the preceding calendar year, the notice to be timely must be delivered to, and received by, the Secretary at the principal executive offices of Covetrus not earlier than the one-hundred twentieth (120th) calendar day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth

(90th) calendar day prior to such annual meeting or (ii) the tenth (10th) calendar day following the day on which notice of the date of such meeting was mailed or on which public disclosure (as defined in the Amended and Restated Bylaws of Covetrus) of the date of such meeting is first made by the Corporation, whichever first occurs. As a result, notice of any proposal with respect to the 2023 annual meeting of stockholders submitted pursuant to these provisions of our bylaws, and containing the information required by our bylaws, must be delivered to the Secretary of Covetrus no earlier than January 11, 2023 and no later than February 10, 2023.

Stockholder proposals and nominations should be sent to:

Secretary

Margaret Pritchard

Covetrus, Inc.,

7 Custom House Street, Portland, Maine 14101

HOUSEHOLDING OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified Covetrus of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Covetrus at the address below. Covetrus will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to our Secretary at c/o Covetrus, Inc., 7 Custom House Street, Portland, ME 04101.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investors page of our corporate website at www.covetrus.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference and may update and supersede the information in this proxy statement.

We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	Our Definitive Proxy Statement for the 2022 Annual Meeting of Shareholders, filed with the SEC on April 1, 2022;

•	Our Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 28, 2022;

•	Our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2022, filed on May 5, 2022, and for the quarterly period ended June 30, 2022, filed on August 4, 2022; and

•	Our Current Reports on Form 8-K filed with the SEC on May 20, 2022, May 25, 2022 and August 11, 2022.

We also incorporate by reference into this proxy statement, but not into the Schedule 13e-3, additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special meeting. We will amend the Schedule 13e-3 to incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a),

13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special meeting to the extent required to fulfill the Company’s obligations under the Exchange Act.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13e-3, later information that the Company files with the SEC will update and supersede that information.

Because the Merger is a “going private” transaction, the Company and CD&R are filing with the SEC concurrently with this proxy statement a Transaction Statement on Schedule 13e-3 with respect to the Merger. The Schedule 13e-3, including any amendments and exhibits filed or incorporated by reference as a part thereof, is available for inspection as set forth below. The Schedule 13e-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13e-3 filed with the SEC.

Copies of any of the documents we file with the SEC may be obtained free of charge either on our website, by contacting our Corporate Secretary at Covetrus, Inc., 7 Custom House Street, Portland, ME 04101, Attention: Corporate Secretary, or on the Investor Relations page of our corporate website at https://www.covetrus.com, or by contacting Innisfree, our proxy solicitor, at the contact information listed below or through the SEC website. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. If you would like to request documents from us, please do so at least five (5) business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the U.S. and Canada may call toll-free at: (866) 239-1762

Stockholders in other locations may call: +1 (412) 232-3651

Banks and brokers may call collect at: (212) 750-5833

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [●], 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

among

COVETRUS, INC,

CORGI BIDCO, INC.

and

CORGI MERGER SUB, INC.

Dated as of May 24, 2022

A-i

(cont.)

A-ii

(cont.)

A-iii

INDEX OF DEFINED TERMS

Defined Term	Section
Acquisition Proposal	9.15
Action	9.5(b)(iii)
Affiliate	9.15
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)
Alternative Financing	6.18(d)
Antitrust Laws	9.15
Applicable Date	4.5(a)
Bankruptcy and Equity Exception	4.3(a)
Business Day	9.15
Bylaws	2.2
Capitalization Date	4.2(a)
CBAs	4.10(a)
Certificate	3.1(a)(i)
Certificate of Incorporation	2.1
Certificate of Merger	1.3
Change in Recommendation	6.2(d)
Closing	1.2
Closing Date	1.2
Code	3.2(f)
Company	Preamble
Company Balance Sheet	4.8
Company Bylaws	4.4(b)
Company Certificate of Incorporation	4.4(b)
Company Disclosure Letter	ARTICLE IV
Company Material Adverse Effect	9.15
Company Option	3.5(a)
Company Plan	9.15
Company Recommendation	4.3(c)
Company Related Parties	8.5(g)
Company Reports	4.5(a)
Company Requisite Vote	4.3(a)
Company Restricted Stock	3.5(d)
Company Stock Plans	3.5(a)
Company Stockholders Meeting	6.4(a)
Company Termination Fee	8.5(b)
Confidentiality Agreements	9.7
Consent	4.4(a)
Continuation Period	6.9(a)
Continuing Employee	6.9(a)
Contracts	4.4(b)
COVID-19	9.15
COVID-19 Measures	9.15
D&O Insurance	6.11(b)
Debt Commitment Letter	5.7(a)(i)
Debt Payoff Letter	6.17
Definitive Financing Agreements	6.18(a)(i)
DGCL	1.1
Dissenting Stockholders	3.1(a)(i)

A-iv

Defined Term	Section
Effective Time	1.3
Environmental Law	9.15
ERISA	9.15
ESPP	3.5(e)
Exchange Act	4.4(a)
Exchange Fund	3.2(a)
Excluded Shares	3.1(a)(i)
Existing Credit Agreement	6.17
Extended Termination Date	8.2(a)
Extension Trigger	8.2(a)
FCPA	4.11(b)
Final Offering Period	3.5(e)
Financing Indemnitees	6.18(h)
Financing Sources	9.15
GAAP	9.15
Goldman Sachs	4.18
Government Official	9.15
Governmental Entity	4.4(a)
Hazardous Substance	9.15
HSR Act	4.4(a)
Indebtedness	9.15
Indemnified Parties	6.11(a)
Information Technology Systems	9.15
Intellectual Property	9.15
Intervening Event	9.15
Knowledge of the Company	9.15
Knowledge of Parent	9.15
Law	9.15
Lease Agreement	4.22(b)
Leased Property	4.22(b)
Licenses	4.11(a)
Lien	4.2(d)
Malware	9.15
Marketing Period	9.15
Material Contracts	4.12(r)
Merger	Recitals
Merger Consideration	3.1(a)(i)
Merger Sub	Preamble
NASDAQ	9.15
New Commitment Letter	6.18(d)
Non-Recourse Party	9.14(a)
OFAC	4.11(h)
Open Source Software	4.16(f)
Option Payment	3.5(a)
Order	9.15
Owned Real Property	4.22(a)
Parent	Preamble
Parent Disclosure Letter	ARTICLE V
Parent Material Adverse Effect	9.15
Parent Related Parties	8.5(f)
Paying Agent	3.2(a)

A-v

Defined Term	Section
Payment	8.5(f)
Performance Restricted Stock Units	3.5(c)
Permitted Liens	9.15
Person	9.15
Personal Data	9.15
Preferred Shares	4.2(a)
Privacy Statement	4.16(j)
Proceedings	4.7
Proxy Statement	6.3(a)
Redacted Fee Letter	9.15
Release	9.15
Regulatory Actions	6.5(d)
Regulation S-X	9.15
Required Amount	5.7(d)
Required Information	9.15
Restricted Stock Unit	3.5(b)
Sarbanes-Oxley Act	4.5(a)
Schedule 13e-3	6.3(b)
SEC	4.5(a)
Second Request	6.5(b)
Securities Act	4.4(a)
Shares	3.1(a)(i)
Significant Company Stockholder	9.15
Software	9.15
Solvent	9.15
Staff	6.3(a)
Subsidiary	9.15
Superior Proposal	9.15
Support Agreement	Recitals
Surviving Corporation	1.1
Takeover Statute	4.13
Tax	9.15
Tax Return	9.15
Taxable	9.15
Termination Date	8.2(a)
Trade Secrets	9.15
Transaction Dispute	9.5(b)(i)
Treasury Regulations	9.15
Uncertificated Shares	3.1(a)(i)
Use	4.16(j)
Willful Breach	9.15

A-vi

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of May 24, 2022, by and among Covetrus, Inc., a Delaware corporation (the “Company”), Corgi Bidco, Inc., a Delaware corporation (“Parent”), and Corgi Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, the board of directors of the Company has formed a special transaction committee (the “Transaction Committee”), consisting solely of non-management independent members of the board of directors of the Company not affiliated with the Significant Company Stockholder (as defined below), Parent, Merger Sub or their respective Affiliates to, among other things develop, assess and negotiate the terms of this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company with the Company surviving the merger as the surviving corporation (the “Merger”), and to make a recommendation to the board of directors of the Company as to whether the Company should enter into this Agreement;

WHEREAS, the Transaction Committee has, as of the date of this Agreement, by resolutions duly adopted unanimously (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) recommended to the board of directors of the Company to adopt and declare advisable this Agreement and the transactions contemplated hereby, including the Merger, and recommend to the stockholders of the Company the adoption of this Agreement;

WHEREAS, the board of directors of the Company have (acting on the recommendation of the Transaction Committee), as of the date of this Agreement, by resolutions duly adopted unanimously, (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) subject to Section 6.2, resolved to recommend to the stockholders of the Company the adoption of this Agreement and (iv) directed that this Agreement be submitted to the stockholders of the Company for its adoption;

WHEREAS, the board of directors of Parent, by resolutions duly adopted, has unanimously (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement and (ii) determined that the Merger is fair to, and in the best interests of, Parent and its stockholder(s);

WHEREAS, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of Merger Sub and its sole stockholder, (iii) resolved to recommend to the sole stockholder of Merger Sub the adoption of this Agreement and (iv) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption;

WHEREAS, (i) as of the date hereof, the Significant Company Stockholder owns 33,670,541 Shares, and (ii) as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, the Significant Company Stockholder and the Company are entering into a Support and Rollover Agreement with Parent (the “Support Agreement”) in connection with the transactions contemplated hereby, pursuant to which, among other things, the Significant Company Stockholder has agreed to vote its Shares in favor of the adoption of this Agreement and to transfer 100% of its Shares (the “Stockholder Rollover Shares”), directly or indirectly, to Parent immediately prior to the Effective Time; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which is acknowledged and agreed, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (in such capacity, sometimes hereinafter referred to as the “Surviving Corporation”), and become a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the Delaware General Corporation Law (the “DGCL”), this Agreement and the Certificate of Merger (as defined below).

1.2 Closing. Unless this Agreement shall have been terminated pursuant to ARTICLE VIII and unless otherwise mutually agreed in writing by the parties hereto, the closing of the Merger (the “Closing”) shall be conducted remotely via the electronic exchange of documents and signatures at 10:00 a.m., Eastern Time, on a date that is as soon as reasonably practicable, and in no event later than three (3) Business Days, following the day on which the last to be satisfied or waived of each of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement; provided that, notwithstanding the satisfaction or waiver of the conditions set forth in ARTICLE VII, if the Marketing Period has not ended at the time of the satisfaction or waiver of such conditions (other than those conditions that by their terms are to be satisfied at the Closing), the Closing shall instead occur on the date that is the earlier to occur of (a) any Business Day during the Marketing Period specified by Parent to the Company on no less than two (2) Business Days’ notice (unless a shorter period shall be agreed to by Parent and the Company) and (b) the third (3rd) Business Day after the final day of the Marketing Period. The date on which the Closing occurs is referred to as the “Closing Date”.

1.3 Effective Time. Concurrently with the Closing, the Company and Parent will cause a Certificate of Merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed upon by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).

ARTICLE II

ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

2.1 The Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Certificate of Incorporation”) shall be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11 and the terms of this Agreement, and as such shall be the Certificate of Incorporation until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.2 The Bylaws. At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation (the “Bylaws”), except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11, and as such shall be the Bylaws until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.3 Directors of Surviving Corporation. The parties hereto shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

2.4 Officers of the Surviving Corporation. The parties hereto shall take all actions necessary so that the officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

ARTICLE III

EFFECT OF THE MERGER ON SECURITIES;

EXCHANGE

3.1 Effect on Capital Stock.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any securities of the Company, Parent or Merger Sub:

(i) Merger Consideration. Each share of common stock, par value $0.01, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by Parent or Merger Sub or any of their respective Subsidiaries (including the Stockholder Rollover Shares), (ii) Shares owned by the Company as treasury stock (each such Share referred to in clauses (i) and (ii) above, an “Excluded Share” and, collectively, the “Excluded Shares”) and (iii) Shares that are owned by stockholders (“Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) shall be converted into the right to receive $21.00 per Share in cash, without interest thereon (the “Merger Consideration”). At the Effective Time, all of the Shares (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall cease to be outstanding, shall be cancelled and shall cease to exist, and (A) each certificate (a “Certificate”) formerly representing any of the Shares (other than the Excluded Shares and Shares owned by Dissenting Stockholders) and (B) each book-entry account formerly representing any uncertificated Shares (“Uncertificated Shares”) (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall thereafter represent only the right to receive the Merger Consideration, and the holders thereof shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration upon surrender thereof in accordance with Section 3.2, and each Certificate and Uncertificated Share formerly representing Shares owned by Dissenting Stockholders shall thereafter represent only the right to receive the payment of which reference is made in Section 3.3.

(ii) Cancellation of Excluded Shares and each Share owned by Dissenting Stockholders. Subject to Section 3.3, each Excluded Share and each Share owned by Dissenting Stockholders outstanding as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder thereof, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.

(b) Merger Sub. Each share of common stock, par value $0.01, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01, of the Surviving Corporation.

3.2 Exchange of Certificates.

(a) Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with a paying agent selected by Parent with the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed (the “Paying Agent”), for the benefit of the holders of Shares, an aggregate amount of cash comprising approximately the amounts required to be delivered pursuant to Section 3.1(a) in respect of Shares (such aggregate amount of cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that (i) such investments shall be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (ii) no such investment (or losses thereon) shall affect the amount of Merger Consideration payable to the holders of Shares pursuant to Section 3.1(a). To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for any other reason below the level required to make prompt cash payment of the Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make all cash payments required pursuant to Section 3.1(a)(i). No later than three (3) Business Days prior to the Closing Date, Parent shall enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company (which confirmation of satisfaction shall not be unreasonably withheld, conditioned or delayed), to effect the applicable terms of this Agreement.

(b) Exchange Procedures. Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate representing Shares outstanding immediately prior to the Effective Time (other than Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)) and (ii) instructions for use in effecting the surrender of such Certificates (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(e)). Upon the surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 3.2(e)) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such Certificate shall be entitled to receive in exchange therefor an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required Tax withholding provided in Section 3.2(f)) equal to the cash amount that such holder is entitled to receive pursuant to Section 3.1(a), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to holders of Certificates. In the event of a transfer of ownership of Shares represented by a Certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Certificate may be issued and/or paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent.

(c) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the stockholders of the Company for twelve (12) months after the Effective Time shall be delivered, at Parent’s option, to Parent or the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this ARTICLE III shall thereafter look only to Parent for delivery of any payment of cash (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claim that may be made against it, the Paying Agent or the Surviving Corporation, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the cash that would have been issuable or payable pursuant to the provisions of this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) had such lost, stolen or destroyed Certificate been surrendered.

(f) Withholding Rights. Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such withheld amounts (i) shall be timely remitted by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Entity and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be. Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, shall use commercially reasonable efforts to provide written notice to the Company at least five (5) days prior to making any deduction or withholding pursuant to this Section 3.2(f) (together with the legal basis thereof) and shall cooperate in good faith to obtain any available exemption from, or reduction of, such deduction or withholding.

(g) Uncertificated Shares. Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to (i) mail to each registered holder of Uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its Shares pursuant to Section 3.1(a) (after giving effect to any required Tax withholdings as provided in Section 3.2(f)), without interest thereon.

3.3 Dissenters’ Rights. Notwithstanding anything to the contrary herein, no Dissenting Stockholder shall be entitled to receive cash pursuant to the provisions of this ARTICLE III unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the DGCL, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Shares owned by such Dissenting Stockholder. If, after the Effective Time, any Person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that the Dissenting Stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any Shares, such Shares shall thereupon be treated as though such Shares had been converted, as of the Effective Time, into the right to receive the Merger Consideration without interest and less any required Tax withholding. The Company shall give Parent written notice as promptly as practicable of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law received by the Company relating to stockholders’ rights of appraisal. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. Parent shall have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid in respect of any Shares held by a Dissenting Stockholder shall be paid by the Surviving Corporation.

3.4 Adjustments to Prevent Dilution. In the event that the Company changes the number of Shares or securities convertible or exchangeable into or exercisable for Shares, in each case issued and outstanding prior to the Effective Time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration shall be equitably adjusted to eliminate the effects of such event on the Merger Consideration; provided that nothing in this Section 3.4 shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by the terms of this Agreement.

3.5 Treatment of Equity Awards.

(a) Treatment of Stock Options. At the Effective Time, with respect to each outstanding option to purchase Shares (other than rights to purchase Shares under the ESPP) (a “Company Option”) granted under the 2019 Omnibus Incentive Compensation Plan (collectively, the “Company Stock Plans”), whether vested or unvested, (i) if the per Share exercise price of such Company Option is equal to or greater than the Merger Consideration, such Company Option shall terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per Share exercise price of such Company Option is less than the Merger Consideration, such Company Option shall become fully vested (to the extent unvested or to the extent such Company Option would not otherwise vest) and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive, in accordance with this Section 3.5(a), a lump sum cash payment in the amount equal to (x) the number of Shares underlying the Company Option immediately prior to the Effective Time, multiplied by (y) an amount equal to the Merger Consideration minus the applicable exercise price (the product of (x) and (y), the “Option Payment”). From and after the Effective Time, each Company Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the amount described in this Section 3.5(a), if any. Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay the Option Payment (if any) payable under this Section 3.5(a) to each former holder of a Company Option that was outstanding immediately prior to the Effective Time through the Surviving Corporation’s payroll to such former holder, as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any Taxes withheld pursuant to Section 3.2(f).

(b) Treatment of Restricted Stock Units. Each outstanding restricted stock unit that is subject to timed-based vesting conditions (a “Restricted Stock Unit”), that was granted under the Company Stock Plans that is outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, shall become fully vested (to the extent unvested or to the extent such Restricted Stock Unit would not otherwise vest) and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (i) the number of Shares underlying such Restricted Stock Unit, multiplied by (ii) the Merger Consideration. Following the Effective Time, no such Restricted Stock Unit that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Restricted Stock Unit shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.5(b) in exchange for such Restricted Stock Unit in accordance with this Section 3.5(b). Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay the consideration payable under this Section 3.5(b) to each former holder of a Restricted Stock Unit that was outstanding immediately prior to the Effective Time through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any Taxes withheld pursuant to Section 3.2(f).

(c) Treatment of Performance Restricted Stock Units. Each outstanding performance restricted stock unit that is subject to performance-based vesting conditions (each, a “Performance Restricted Stock Unit”) that was granted under the Company Stock Plans that is outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, shall become fully vested (to the extent unvested or to the extent such Performance Restricted Stock Unit would not otherwise vest) and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in an amount equal to the number of Shares subject to such Performance Restricted Stock Unit that would vest based on the target level of achievement (provided that in no event shall such number of Shares exceed 990,000), multiplied by (ii) the Merger Consideration. Following the Effective Time, no such Performance Restricted Stock Unit that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Performance Restricted Stock Unit shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.5(c) in exchange for such Performance Restricted Stock Unit in accordance with this Section 3.5(c). Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay the consideration payable under this Section 3.5(c) to each former holder of a Performance Restricted Stock Unit that was outstanding immediately prior to the Effective Time through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any Taxes withheld pursuant to Section 3.2(f).

(d) Treatment of Company Restricted Stock. At the Effective Time, each Share subject to vesting, repurchase or other lapse restriction (the “Company Restricted Stock”) outstanding immediately prior to the Effective Time shall fully vest (to the extent such Company Restricted Stock would not otherwise vest) and be cancelled and converted automatically into the right to receive the Merger Consideration payable pursuant to Section 3.1(a) and be treated in the same manner as all other Shares for such purposes.

(e) Treatment of the Employee Stock Purchase Plan. The Company shall take all actions necessary to terminate the Company’s Employee Stock Purchase Plan (the “ESPP”) and all outstanding rights thereunder as of the day immediately prior to the Effective Time, contingent upon the occurrence of the Closing. The offering or purchase period under the ESPP that would be in effect as of the Effective Time (the “Final Offering Period”) shall terminate no later than the day immediately prior to the Effective Time, and the Company shall cause the exercise date applicable to the Final Offering Period to accelerate and occur on the termination date of the ESPP with respect to any then-outstanding purchase rights. Notwithstanding anything in this Agreement to the contrary, (i) all amounts allocated to each participant’s account under the ESPP at the end of the Final Offering Period shall thereupon be used to purchase whole Shares under the terms of the ESPP for such offering period, which Shares shall be cancelled at the Effective Time in exchange for the right to receive the Merger Consideration in accordance with Section 3.1(a) following the purchase of the Company Shares, (ii) the Company shall return to each participant the funds, if any, that remain in such participant’s account after such purchase and (iii) the Company shall take such steps as may be necessary such that, between the date of this Agreement and the Closing, (x) no new participants may commence participation in the ESPP, (y) no current participant in the ESPP may increase his or her rate of contribution under the ESPP and (z) no new offering period will commence after the date of this Agreement.

(f) Further Action. At or prior to the Effective Time, the Company, the board of directors of the Company and the compensation committee of the board of directors of the Company, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 3.5.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company at the time of entering into this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure) or (b) as disclosed in any Company Reports filed with the SEC on or after January 1, 2022 and prior to the third Business Day prior to the date of this Agreement (excluding all disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements” and “Risk Factors” sections of such Company Reports and any other disclosures included or referenced in any such Company Reports that are cautionary, predictive or forward looking in nature); provided that nothing disclosed in any such Company Reports will be deemed to modify or qualify the representations and warranties set forth in the first sentence of Section 4.6, the Company hereby represents and warrants to Parent and Merger Sub as follows:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified or in good standing to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.2 Capital Structure.

(a) The authorized capital stock of the Company consists of (x) 675,000,000 Shares and (y) 10,000,000 preferred shares, par value $0.01 (the “Preferred Shares”). As of the close of business on May 20, 2022 (the “Capitalization Date”), (i) 139,518,436 Shares were issued and outstanding (of which 23,523,674 were Company Restricted Stock), (ii) no Shares were held in the treasury of the Company, (iii) no Shares were held by any Company Subsidiary, (iv) no Preferred Shares were issued or outstanding and (v) 13,379,013 Shares were reserved for issuance under the Company Stock Plans (of which 1,161,742 Shares were subject to outstanding Company Options, 3,968,614 were subject to outstanding Restricted Stock Units, and 960,781 were subject to outstanding Performance Restricted Stock Units (assuming target level of achievement of the applicable performance goals), each as granted under the Company Stock Plans). All of the outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and free of preemptive rights, and were not issued in violation of any preemptive or other similar rights or applicable Law. As of the Capitalization Date, 1,593,479 Shares are reserved for issuance under the ESPP. Except for the preceding sentences and except for Shares that after the date hereof become reserved for issuance or subject to issuance as permitted under this Agreement, the Company has no Shares, Preferred Shares or other shares of capital stock reserved for, or subject to, issuance.

(b) From the Capitalization Date to the execution of this Agreement, the Company has not issued any Shares, except pursuant to the exercise of Company Options or the settlement of Restricted Stock Units and Performance Restricted Stock Units outstanding as of the Capitalization Date, in accordance with their terms, and, since the Capitalization Date, except as expressly permitted by this Agreement for the period following the date of this Agreement, the Company has not granted any Company Options, Restricted Stock Units or Performance Restricted Stock Units.

(c) Except as set forth in Section 4.2(a), as of the date of this Agreement, there are no preemptive or outstanding (i) shares of capital stock or equity securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for shares of capital stock or other equity or voting securities of the Company or its Subsidiaries or (ii) rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, rights of first refusal, rights of first offer, “phantom” stock rights, equity-based compensation, contingent value rights, subscriptions, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries any equity or voting securities of the Company or any of its Subsidiaries. The Company does not have outstanding any bonds, debentures, notes or other obligations that grant the holders thereof the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Each Company Option, Restricted Stock Unit, and Performance Restricted Stock Unit was granted in accordance with the terms of the applicable Company Stock Plan and all other applicable Law.

(d) Section 4.2(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list identifying (i) each of the Company’s Subsidiaries and the ownership interest of the Company and its Subsidiaries in each such Subsidiary and (ii) any other Person in which the Company or any of its Subsidiaries holds capital stock or other equity interest (other than securities held by any employee benefit plan of the Company or any of its Subsidiaries or any trustee, agent or other fiduciary in such capacity under any such employee benefit plan). No Subsidiary of the Company owns any Shares. Each of the outstanding shares of capital stock or other securities or equity interest of each of the Company’s Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim or other encumbrance (each, a “Lien”) (except for Permitted Liens and Liens arising under applicable securities Laws).

4.3 Corporate Authority and Approval; Financial Advisor Opinions.

(a) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the holders of a majority of the outstanding Shares (the “Company Requisite Vote”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).

(b) As of the date of this Agreement, the Transaction Committee, has by resolutions duly adopted unanimously (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms of and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) recommended to the board of directors of the Company to approve and declare advisable this Agreement and transactions contemplated hereby, including the Merger, and recommend to the stockholders of the Company the adoption of this Agreement.

(c) As of the date of this Agreement, the board of directors of the Company (acting on the recommendation of the Transaction Committee), has unanimously (a) by resolutions duly adopted (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms of and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend to its stockholders the adoption of this Agreement (the “Company Recommendation”) and (b) directed that this Agreement be submitted to the holders of Shares for their adoption.

4.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3 and (ii) the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (any of the foregoing being a “Consent”) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), or any other applicable Antitrust Laws in connection with the Merger, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”), no filings, notices and/or reports are required to be made by the Company or its Subsidiaries with, nor are any Consents required to be obtained by the Company or its Subsidiaries from, any domestic, foreign or transnational governmental, competition or regulatory authority, court, arbitral tribunal agency, commission, body or other legislative, executive or judicial governmental entity or self-regulatory agency (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company and/or the consummation by the Company of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

(b) The execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in, subject in the case of the consummation of the Merger, to obtaining the Company Requisite Vote, a breach or violation of, or contravention or a default under, the Restated Certificate of Incorporation of the Company, dated June 13, 2018 (the “Company Certificate of Incorporation”) or the Amended and Restated Bylaws of the Company, dated June 13, 2018 (the “Company Bylaws”), (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to, any agreement, lease, license, contract, consent, settlement, note, mortgage, indenture, arrangement, understanding or other obligation (each, a “Contract”) binding upon the Company or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 4.4(a) are made or obtained and receipt of the Company Requisite Vote, conflict with or violate any Law or License to which the Company or any of its Subsidiaries is subject, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.5 Company Reports; Financial Statements.

(a) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since December 31, 2019 (the “Applicable Date”) (the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished, complied as to form or, if not yet filed or furnished, will comply as to form, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. There are no outstanding or unresolved comments in comment letters from the SEC or the Staff with respect to any of the Company Reports. To the Knowledge of the Company, none of the Company Reports is the subject of ongoing SEC review or outstanding SEC investigation. None of the Company’s Subsidiaries is required to file any forms, reports, registrations, statements or other documents with the SEC as a registrant.

(b) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.

(c) The Company and each of the Company’s Subsidiaries maintain disclosure controls and procedures (as defined in, and required by, Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal controls over financial reporting (as defined in, and required by, Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, to the Knowledge of the Company, the Company has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters, including from employees of the Company or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. To the Knowledge of the Company, no executive officer of the Company has failed, in the last two (2) years, to make the certifications required of him or her under Sections 302 or 906 of the Sarbanes-Oxley Act with respect to any Company Report, except as disclosed in certifications filed with such Company Report. To the Knowledge of the Company, neither the Company nor any of its executive officers has, in the last two (2) years, received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications. Since the Applicable Date, to the Knowledge of the Company, the Company and each of its officers and directors, have been and are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.

(d) Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness (other than Financial Assurances to the extent they have been drawn upon and promptly reimbursed), or any debt securities or rights to acquire any debt security of the Company or any of its Subsidiaries, the terms of which, or the terms of any instrument under which such Indebtedness, debt securities or rights were issued, requires the public listing of such Indebtedness, debt securities or rights or the maintenance by the Company or any of its Subsidiaries of registration under the Exchange Act. As of the date of this Agreement, except as set forth in Section 4.5(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any outstanding indebtedness for borrowed money or indebtedness evidenced by bonds, debentures, notes or similar instruments.

(e) Neither the Company nor any of its Subsidiaries is, or has any commitment to become, a party to any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S K under the Securities Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

4.6 Absence of Certain Changes. Since January 1, 2022 and through the date of this Agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect. Since January 1, 2022 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.

4.7 Litigation. As of the date of this Agreement, there are no civil, criminal, administrative or appellate actions, suits, demands, claims, arbitrations, litigations, mediations, hearings, inquiries, audits, examinations, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions (“Proceedings”), pending or, to the Knowledge of the Company, threatened in writing by or against the Company, any of its Subsidiaries, or any of their respective directors, officers or employees, in their capacities as such, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (except to the extent expressly consented to by Parent pursuant to Section 6.5) or that would prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

4.8 No Undisclosed Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, whether known or unknown, on- or off- balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations to the extent disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of December 31, 2021 and the notes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Company Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice (none of which is a liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or lawsuit) since January 1, 2022, (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby or (d) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.9 Employee Benefits.

(a) Each material Company Plan as of the date of this Agreement is listed in Section 4.9(a) of the Company Disclosure Letter. True and complete copies of each of the material Company Plans (or, if unwritten, a written summary thereof), and all amendments thereto, have been provided or made available to Parent on or prior to the date of this Agreement. The Company has not announced the adoption of any material new Company Plan that is not listed in Section 4.9(a) of the Company Disclosure Letter, or any action that could reasonably be expected to result in a material increase to the costs of providing compensation or employee benefits to its employees.

(b) All Company Plans are and have been in compliance in all material respects with their terms and with applicable Laws (including, if applicable, ERISA and the Code), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Company Plan that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, circumstances do not exist that are likely to result in the loss of the qualification of such plan under Section 401(a) of the Code.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries or any entity, which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code, contributes to or is obligated to contribute to (i) an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section (3)(37) of ERISA), (ii) a “multiple employer plan” as defined in Section 413(c) of the Code or (iii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. No Company Plan provides post-retirement medical benefits, post-retirement death benefits or other post-retirement welfare benefits, except to the extent of the continuation coverage rules as provided under Sections 601 through 608 of ERISA (“COBRA”) or any other similar applicable Law or any employment agreement listed on Section 4.9(a) of the Company Disclosure Letter.

(e) All contributions required to be made by the Company or its Subsidiaries under each Company Plan, as of the date of this Agreement, have been timely made and all obligations in respect of each Company Plan have been properly accrued and reflected in the most recent consolidated balance sheet filed or incorporated by reference in the Company Reports prior to the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f) As of the date of this Agreement, there is no litigation pending or, to the Knowledge of the Company, threatened in writing relating to the Company Plans or with respect to the compensation or employee benefits of any current or former employee or individual service provider, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(g) Except as set forth in Section 4.9(g) of the Company Disclosure Letter, or as provided for under this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby would reasonably be expected to, either alone or in combination with any other event, (i) result in any material payment becoming due to any employee of the Company or its Subsidiaries, (ii) materially increase any benefits under any Company Plan or (iii) result in the acceleration of the time of payment, vesting or funding of any such benefits or (iv) cause the Company or any Subsidiary to be required to transfer or set aside any assets to fund any benefits under any Company Plan. No current or former employee has the right to be indemnified for any taxes incurred under Section 409A or Section 4999 of the Code.

4.10 Labor Matters.

(a) As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is a party to or otherwise bound by work rules or a collective bargaining agreement or other similar Contract with a labor union or labor organization (collectively, “CBAs”), (ii) nor is the Company or any of its Subsidiaries the subject of any proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel the Company to bargain with any labor union or labor organization, (iii) nor is there pending or, to the Knowledge of the Company, threatened in writing, any labor strike, walkout, work stoppage, slow-down or lockout affecting employees of the Company or its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, none of the employees of the Company or any of its Subsidiaries is represented by a labor union, and, to the Knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit being made or threatened in writing involving employees of the Company or any of its Subsidiaries.

(b) The Company is in compliance with all applicable Laws governing employment or labor, including all contractual commitments and all such Laws relating to wages, hours, worker classification, contractors, immigration, collective bargaining, discrimination, civil rights, safety and health and workers’ compensation, employment, employment practices, family and medical leave and other leaves of absence, affirmative action, equal employment opportunity, labor relations, terms and conditions of employment, plant closings and layoffs, provision of COBRA (or similar state) continuation coverage requirements, fair labor standards, tax withholding, unemployment insurance, workers’ compensation, disability benefits, and worker classification (including both employee and independent contractor, and as to eligibility for overtime), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) The consummation of the transaction contemplated by this Agreement, to the Knowledge of the Company, would not require the Company or any of its Subsidiaries, or Parent or any of its Affiliates, to seek or obtain any consent, engage in consultation with, or issue any notice to or make any filing with (as applicable) any labor unions, works councils, or similar organizations representing employees of the Company or any of its Subsidiaries.

(d) Since the Applicable Date, there has not been any or, to the Knowledge of the Company, threatened in writing, material litigation or charge against the Company or any of its Subsidiaries with respect to allegations of sexual harassment or sexual misconduct regarding an employee or other individual service provider of the Company or any of its Subsidiaries before any Governmental Entity.

4.11 Compliance with Laws, Licenses.

(a) The businesses of each of the Company and its Subsidiaries since the Applicable Date have not been, and are not being, conducted in violation of any applicable Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, as of the date of this Agreement, threatened in writing, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, the Company and its Subsidiaries possess each permit, license, certification, approval, registration, consent, authorization, franchise, concession, variance, exemption and Order issued or granted by a Governmental Entity (each, a “License” and collectively, the “Licenses”) necessary to own, lease and operate their properties and assets, and to conduct their respective businesses as currently conducted or as may be required under applicable Law. Notwithstanding the foregoing, this Section 4.11 shall not apply with respect to compliance with Tax Laws, which shall be covered exclusively by Section 4.15 or compliance with Environmental Laws, which shall be covered exclusively by Section 4.14.

(b) Each License is, and since the Applicable Date has been, valid and in full force and effect and has not been suspended, revoked, cancelled or adversely modified, and is not and has not been the subject of a written notice or Proceeding threatening (and, to the Knowledge of the Company, no such threat has been received) to suspend, revoke, cancel or adversely modify any such License, except where any of the foregoing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There has not been any change, event, occurrence, development, circumstance or condition that would preclude any License from being renewed in the ordinary course (to the extent that such License is renewable by its terms), except where the failure thereof to be renewed has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the licensee of each License is, and since the Applicable Date has been, in compliance with such License and has fulfilled and performed all of its obligations in all respects with respect thereto, no event has occurred which, with or without notice or the lapse of time or both, would constitute a default or violation of any License, and the Company has not received any written notice of a violation of any License. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date, neither the Company nor any of its Subsidiaries has received written notice or communication of any noncompliance or alleged noncompliance with any Licenses.

(d) The Company, its Subsidiaries and, to the Knowledge of the Company, their respective officers, directors, employees, consultants and agents and any other Person acting on its or their behalf are in compliance in all material respects with and since the Applicable Date have complied in all material respects with: (i) the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78dd-1, et seq.) (“FCPA”) applicable to the Company, its Subsidiaries and such officers, directors, employees, consultants and agents and any other Person acting on its or their behalf and (ii) the provisions of all anti-bribery and anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated in since the Applicable Date and in which any agent thereof is conducting or has conducted business involving the Company or any of its Subsidiaries. Since the Applicable Date, the Company, its Subsidiaries and, to the Knowledge of the Company, their respective officers, directors, employees, consultants and agents and any other Person acting on its behalf have not paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value (including any gift, bribe, rebate, payoff or kickback) to any national, provincial, municipal or other Governmental Entity or Government Official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official to obtain or retain business, to direct business to any person, to improperly obtain or retain favorable treatment or to secure any other improper benefit or advantage, in each case in violation in any material respect of the FCPA or any Laws described in clause (ii).

(e) To the Knowledge of the Company, none of the Company, any of its Subsidiaries any of their respective officers, directors, employees, consultants and agents or any other Person acting on its or their behalf have established or maintained, or are maintaining, any unlawful fund of corporate monies or other properties or have used or are using any corporate funds for any illegal contributions, gifts, entertainment, travel or other unlawful expenses, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f) The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with the FCPA and other anti-bribery and anti-corruption Laws in each jurisdiction in which the Company and its Subsidiaries operate.

(g) Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any director, manager or employee of the Company or any of its Subsidiaries (in his or her capacity as a director, manager or employee of the Company or any of its Subsidiaries), is, or since the Applicable Date has been, subject to any actual, pending, or, to the Knowledge of the Company, threatened Proceedings or made any voluntary disclosures to any Governmental Entity involving the Company or any of its Subsidiaries relating to the FCPA or any other anti-bribery and anti-corruption Laws.

(h) Neither the Company nor any of its Subsidiaries has, or since the Applicable Date has been, engaged directly or indirectly in any transaction: (i) with any government, country, individual, or entity that was, at the time, the target of U.S. economic sanctions administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), including any transactions with specially designated nationals or blocked persons designated by OFAC, or (ii) prohibited by any Law administered by OFAC or by any other applicable economic or trade sanctions Law.

(i) Neither the Company nor any of its Subsidiaries has applied for or received any relief under the CARES Act, including under the Paycheck Protection Program under the CARES Act.

4.12 Material Contracts. Section 4.12 of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each Contract to which either the Company or any of its Subsidiaries is a party or bound pursuant to which the Company has current or future obligations, other than each Contract solely among the Company and its wholly owned Subsidiaries that:

(a) provides that any of them will not compete with any other Person, or which grants “most favored nation”, rights of first refusal or offer or similar covenants to the counterparty to such Contract, in each case that is material to the Company and its Subsidiaries taken as a whole;

(b) purports to limit in any material respect either the type of business in which the Company or its Subsidiaries may engage or the manner or locations or geographic areas in which any of them may so engage in any business;

(c) requires the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) to deal exclusively with any Person or group of related Persons which Contract is material to the Company and its Subsidiaries, taken as a whole (other than any licenses or other Contracts entered into in the ordinary course);

(d) is material to the formation, creation, operation, management or control of any partnership, joint venture, limited liability company or other similar agreements or arrangements, the book value of the Company’s investment in which exceeds $5,000,000;

(e) is a Lease Agreement or another Contract for the lease of real or personal property, in each case, providing for annual payments of $1,000,000 or more;

(f) is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(g) contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person, other than as would not be material in type or amount;

(h) was entered into with Affiliates (other than the Company and its Subsidiaries), any director, any officer or any beneficial owner of five percent (5%) or more of any class of equity interests of Company or any of its Subsidiaries that is not a Company Plan and that was entered into other than on arms’ length basis;

(i) involves or provides for the future disposition or acquisition of any asset or property with a fair market value or purchase price in excess of $7,000,000, or any material merger, consolidation, or similar business combination transaction pursuant to which the Company or any of its Subsidiaries has material outstanding obligations (excluding indemnification obligations in respect of representations and warranties that survive indefinitely nor for periods equal to a statute of limitations);

(j) pursuant to which the Company or any of its Subsidiaries has continuing “earn-out” obligations that could result in payments in excess of $1,000,000 in the aggregate;

(k) any material contract between the Company or any of its Subsidiaries and a Governmental Entity;

(l) prohibits the payment of dividends or distributions in respect of the equity interests of the Company or any of its Subsidiaries, prohibits the pledging of the equity interests or assets of the Company or any of its Subsidiaries, or prohibit the issuance of guarantees by the Company or any of its Subsidiaries;

(m) requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit, service penalty or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned Subsidiaries) in excess of $1,000,000 individually or $5,000,000 in the aggregate;

(n) constitutes any settlement agreement or other resolution of any actual of threatened Proceeding pursuant to which the Company or any of its Subsidiaries has outstanding payment obligations in excess of $1,000,000;

(o) is a Contract material to the Company and its Subsidiaries, taken as a whole, that grants rights to use or practice rights, or covenants not to assert, under Intellectual Property, including agreements providing for access and use of hosted Software and licenses to use or practice rights under Intellectual Property granted by (A) the Company or any of its Subsidiaries to a third Person or (B) a third Person to the Company or any of its Subsidiaries, in each case of (A) and (B), other than non-exclusive licenses granted by the Company or any of its Subsidiaries to vendors, suppliers and to customers in the ordinary course of business or licenses for Software that is commercially available on standard terms;

(p) is a Contract material to the Company and its Subsidiaries, taken as a whole (other than an employee that has executed an agreement pursuant to which such employee assigns to the Company or its Subsidiaries all right, title and interest in and to all Intellectual Property created in the course of such employee’s employment) pursuant to which (A) any third Person creates or develops for or on behalf of the Company or any of its Subsidiaries any Intellectual Property that is, or (B) the Company or any of its Subsidiaries creates or develops any Intellectual Property for any third Person;

(q) is a collective bargaining agreement or other material Contract to or with any labor union or other employee representative of a group of employees; or

(r) is a Contract not of a type (disregarding any dollar thresholds, materiality or other qualifiers, restrictions or other limitations applied to such Contract type) described in the foregoing clauses (a) through (q) that has or would reasonably be likely to, either pursuant to its own terms or the terms of any related Contracts, involve payments in excess of $5,000,000 in any year (such Contracts required to be listed pursuant to clauses (a)-(q) above and this clause (r), the “Material Contracts”).

A true, correct and complete copy of each Material Contract, as amended as of the date of this Agreement, including all attachments, schedules and exhibits thereto, has been made available to Parent prior to the date of this Agreement. Each of the Material Contracts is valid and binding on the Company or its Subsidiaries, as the case may be and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries, in each case, except for such breaches and defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.13 Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company Certificate of Incorporation or Company Bylaws is applicable to the Company, the Shares, the Merger or the other transactions contemplated by this Agreement. There is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company is subject, party or otherwise bound.

4.14 Environmental Matters. Except for such matters that would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, (a) each of the Company and its Subsidiaries is and has been since the Applicable Date in compliance with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, licenses or authorizations required by applicable Environmental Laws, (b) neither the Company nor any of its Subsidiaries is subject to any Proceeding pending, or to the Knowledge of the Company threatened in writing, alleging non-compliance with or liability under any Environmental Law, (c) neither the Company nor any of its Subsidiaries is subject to any outstanding obligations under any Order concerning liability or obligations relating to any Environmental Law, (d) there has been no Release of or exposure to Hazardous Substances at any real property currently, or to the Knowledge of the Company, formerly, owned, leased or operated by the Company or any of its Subsidiaries that has resulted or would reasonably be expected to result in a liability to the Company or any of its Subsidiaries under any Environmental Law and (e) the Company has made available to Parent all material environmental reports, studies and investigations in the possession of the Company or any of its Subsidiaries. The representations and warranties made in this Section 4.14 are the only representations and warranties of the Company with respect to environmental matters.

4.15 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account all permitted extensions) all Tax Returns required to be filed by any of them and all such filed Tax Returns are true, complete and accurate in all material respects and (ii) have paid all material Taxes that are required to be paid.

(b) Neither the Company nor any of its Subsidiaries have received written notice of any audit, examination, investigation or other Proceedings in respect of material Taxes of the Company or any of its Subsidiaries that has not been fully resolved. No deficiency with respect to any material Taxes has been proposed, asserted or assessed in writing against the Company or any of its Subsidiaries that has not been paid, settled, otherwise resolved. No material audit or other administrative or court proceedings are currently pending with any Governmental Entity with respect to any Taxes of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any written claim from a Governmental Entity in any jurisdiction where the Company or any such Subsidiary does not file Tax Returns that it is, or may be, subject or required to pay Tax or file Tax Returns in such jurisdiction.

(c) There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries, except for Permitted Liens.

(d) Neither the Company nor any of its Subsidiaries has any liability under any Tax allocation, Tax sharing or similar contract or arrangement that obligates the Company or any of its Subsidiaries to make any payment computed by reference to the Taxes, Taxable income or Taxable losses of any other Person (other than any such contract or arrangement that is a commercial or employment agreement, no principal purpose of which relates to Taxes, or any such contract or arrangement exclusively between or among the Company and/or its Subsidiaries).

(e) Neither the Company nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, unitary or other group (other than a group of which the Company or any of its Subsidiaries is or was the common parent) or (ii) has any liability for the Taxes of any Person (other than Taxes of the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor or other provision of applicable Law.

(f) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item or deduction from, taxable income for taxable periods or portion thereof beginning after the Closing Date with respect to the Company or any of its Subsidiaries as a result of: (i) any change in a method of accounting under Section 481 of the Code (or any analogous state, local or non-U.S. Tax Law), or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (ii) an installment sale or open transaction occurring on or prior to the Closing; (iii) a prepaid amount received before the Closing Date outside of the ordinary course of business; (iv) interest held by the Company or such Subsidiary in a “controlled foreign corporation” (as that term is defined in Section 957 of the Code) on or before the Closing Date pursuant to Section 951 or 951A of the Code.

(g) Neither the Company nor any of its Subsidiaries is or has been a party to, or participated in, any “listed transaction” as defined in Code Section 6707A(c)(2) and Treasury Regulations Section 1.6011-4(b) or any analogous provision of state, local or non-U.S. Law.

(h) No private letter rulings, technical advice memoranda or similar Contracts or rulings with respect to Taxes of the Company or any of its Subsidiaries have been requested, entered into or issued in writing by any Governmental Entity with respect to the Company or any of its Subsidiaries that will have any effect after the Closing. Neither the Company nor any of its Subsidiaries has entered into any written closing agreement with any Governmental Entity, including, but not limited to, a closing agreement pursuant to Code Section 7121, with regard to any material Tax liability of the Company or any of its Subsidiaries.

(i) The Company and each of its Subsidiaries has timely and properly collected all material sales, use, value-added and similar Taxes required to be collected, and has remitted on a timely basis such amounts to the appropriate Governmental Entity.

(j) In the last two years, neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its equity interests distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355.

(k) Notwithstanding any other provision in this Agreement, (i) no representation or warranty is made with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute (whether federal, state, local or foreign) of the Company after the Closing Date and (ii) the Company makes no representation or warranty with respect to Taxes of the Company or any of its Subsidiaries with respect to any period (or portion thereof) following the Closing.

4.16 Intellectual Property; Information Technology; Data Security.

(a) Section 4.16(a) of the Company Disclosure Letter sets forth a list of all Owned Intellectual Property as of the date of this Agreement that is issued, registered or subject to an application for issuance or registration, indicating for each item (A) the current owner (including, with respect to Internet domain names, the current registrant), (B) the jurisdiction where the application, registration or issuance is filed and (C) the application, registration and issue number (as applicable). All Owned Intellectual Property required to be listed on Section 4.16(a) of the Company Disclosure Letter is subsisting, and to the Knowledge of the Company, valid and enforceable.

(b) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries owns, or has sufficient rights to use, (i) the Owned Intellectual Property; and (ii) all other Intellectual Property used in or necessary for its business, free and clear of all Liens, except for Permitted Liens.

(c) Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, since the Applicable Date: (i) the Company and its Subsidiaries have not infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of any third party and there are no pending proceedings, administrative claims, litigation, suits, actions or investigations alleging the same and (ii) no third party is infringing, misappropriating, diluting, violating or otherwise using or making available for use by any Person, without a license or permission from the Company or any of its Subsidiaries, any Owned Intellectual Property.

(d) The Company and each of its Subsidiaries have taken all actions reasonably necessary to maintain (i) the validity and enforceability of the Owned Intellectual Property under all applicable Law (including making and maintaining in full force and effect all necessary filings, registrations and issuances) and (ii) the secrecy of all material Trade Secrets used in the business or operations of the Company as presently conducted. No litigation is pending challenging the ownership, validity or enforceability of any material Owned Intellectual Property.

(e) All Persons (including current and former employees and independent contractors) who create or contribute to any portion of, or otherwise would have rights in or to, Owned Intellectual Property that is material to the Company and its Subsidiaries, taken as a whole, have executed enforceable written agreements that validly and irrevocably assign to the Company or one of its Subsidiaries all of their rights in and to such material Owned Intellectual Property, or the Company owns all such material Owned Intellectual Property pursuant to applicable Law.

(f) Except as would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary uses or distributes, or has used or distributed, any Software licensed, provided, or distributed under any open source license, including any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation) or any Software that contains or is derived from any such Software (“Open Source Software”) in any manner that would require any source code of the Software included in Owned Company Intellectual Property to be disclosed, licensed for free, publicly distributed, attributed to any person or dedicated to the public. To the Knowledge of the Company, the Company and its Subsidiaries are in material compliance with all terms and conditions of all relevant licenses (including all requirements relating to notices and making source code available to third parties) for all Open Source Software used in the business of the Company and its Subsidiaries as presently conducted.

(g) Neither the Company nor any of its Subsidiaries has disclosed or delivered to any escrow agent or any other Person (other than an employee) any of the source code for any Software owned by the Company or any of its Subsidiaries, and no other Person has the right, contingent or otherwise, to obtain access to such source code. To the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the release, delivery, license or disclosure of any of the source code for any material Software owned by the Company or any of its Subsidiaries to any Person who is not as of the date of this Agreement a current employee.

(h) Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, the Information Technology Systems of the Company and its Subsidiaries (i) are in good repair and operating condition and are reasonably suitable (including with respect to working condition, performance and capacity) for the Company’s and its Subsidiaries’ business as currently conducted, (ii) do not contain any Malware that would reasonably be expected to interfere with the ability of the Company and its Subsidiaries to conduct the business of the Company as presently conducted or present a material risk of unauthorized access, disclosure, use, corruption, destruction or loss of any Personal Data or other non-public information and (iii) have not suffered a material malfunction or failure since the Applicable Date. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company has taken commercially reasonable efforts to protect the secrecy, confidentiality and value of the confidential and proprietary information of the Company and its Subsidiaries.

(i) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries (i) have implemented, maintained, and complied with commercially reasonable backup, information security, business continuity and disaster recovery technology plans and procedures, (ii) have taken commercially reasonable steps to assess and test such plans and procedures on no less than an annual basis, and such plans and procedures have been proven effective upon such testing, and (iii) are in material compliance with applicable Laws regarding the privacy and security of Personal Data under its control. Since the Applicable Date: (i) there has not been a material failure, breakdown, persistent substandard performance, unauthorized access or use, or other adverse event affecting any of the Information Technology Systems and (ii) the Company and its Subsidiaries have not been notified by any third Person (including pursuant to an audit of the Company by such third Person) of, nor does the Company have any Knowledge of material incidents of, or third party claims related to, any unauthorized access to, or unauthorized disclosure or use of, any Personal Data in the Company’s or any of its Subsidiaries’ possession, or any data security, information security or other technological deficiency with respect to the Information Technology Systems. Neither the Company nor any of its Subsidiaries has received since the Applicable Date any written notice of any material claims, investigations, or alleged violations of any Laws with respect to Personal Data under the control of the Company or any of its Subsidiaries.

(j) Since the Applicable Date, (i) a privacy statement regarding the collection, retention, storage, protection, security, use, disclosure, distribution, transmission, maintenance and disposal (collectively, “Use”) of the Personal Data of individuals who are visitors to the websites or mobile applications of the Company and its Subsidiaries (a “Privacy Statement”) has at all times been and is posted and accessible to individuals on each website or mobile application of the Company and its Subsidiaries to the extent required by applicable Laws and (ii) the Company and its Subsidiaries or any third Person Using such Personal Data on behalf of the Company or its Subsidiaries, have been and are in material compliance with the Privacy Statement and with any and all applicable Laws, regulatory guidelines, contractual requirements, terms of use, and internal written policies applicable to such Use (including the most current version of the Payment Card Industry Data Security Standards).

4.17 Insurance. The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of all director and officer insurance policies held by the Company. The insurance policies held by the Company are sufficient to comply with applicable Law, provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each such policy is in full force and effect and all premiums due with respect to all such policies have been paid, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no notice of cancellation, refusal of coverage, notice that a defense will be afforded with reservation of rights, or non-renewal or modification has been received by the Company or any of its Subsidiaries with respect to any material insurance policy, and there is no existing default or event which, and the Company and its Subsidiaries have not taken or failed to take any action that, with the giving of notice or lapse of time or both, would constitute a material default by any insured thereunder.

4.18 Financial Advisor Opinion. As of the date of this Agreement, the board of directors of the Company has received the opinion of Goldman Sachs & Co. LLC (“Goldman Sachs”) to the effect that, as of the date of such opinion and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the Merger Consideration to be received pursuant to, and in accordance with, the terms of this Agreement by holders of Shares is fair, from a financial point of view, to such holders.

4.19 Brokers and Finders. The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has engaged Goldman Sachs and Lincoln

International LLC to act as the Company’s financial advisors in connection with the Merger. On or prior to the date of this Agreement, the Company has made available to Parent a true, correct and complete copy of the engagement letter between the Company and each financial advisor relating to the Merger.

4.20 Affiliate Transactions. Since January 1, 2022, other than the Transactions contemplated hereby, there have been no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, in each case, between the Company or any of its Subsidiaries, on the one hand, and any director, officer, Affiliate or, to the Knowledge of the Company, beneficial owner of five percent (5%) or more of any class of equity interests of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any entity in which any such Person has a direct or indirect material interest, on the other hand (except for amounts due as normal salaries and bonuses and in reimbursement of expenses in the ordinary course of business) (any such transaction, agreement, arrangement or understanding, an “Affiliate Transaction”).

4.21 Health Care and FDA Regulatory Matters.

(a) The Company and its Subsidiaries are and, since the Applicable Date have been, in compliance with all Health Care Laws except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has (i) received any written communication from any Governmental Entity of any violation or alleged violation of any applicable Health Care Law, (ii) been investigated (actual, pending, or, to the Knowledge of the Company, threatened) by any Governmental Entity with regard to any Health Care Law, except for routine audits, inspections, and inquiries, none of which resulted in a material adverse finding against the Company or any of its Subsidiaries, and (iii) otherwise identified or has knowledge of any non-compliance with any Health Care Law, except for such investigations or reviews the outcome of which would not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The Company and its Subsidiaries are and, since the Applicable Date have been, in compliance with all terms, conditions and provisions of all applicable Licenses of, or administered by, the FDA, DEA, state boards of pharmacy or other Governmental Entities (the “Applicable Health Care Permits”) except to the extent that such non-compliance would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No approval or consent by a Governmental Entity in connection with Applicable Health Care Permits shall be required in connection with the Merger, except for those Applicable Health Care Permits set forth on Section 4.21(b) of the Company Disclosure Letter. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no Governmental Entity has commenced, or given written notice to the Company or any of its Subsidiaries that it intends to commence, a proceeding to revoke, limit, cancel, terminate, suspend, restrict or modify any Applicable Health Care Permit, or given written notice that it intends not to renew any Applicable Health Care Permit.

(c) To the Knowledge of the Company, since the Applicable Date, neither the Company nor any of its Subsidiaries has received any FDA Form 483, notice of adverse finding, warning letter, untitled letter, or other correspondence or notice from the FDA or any analogous correspondence or notice from the DEA, any state board of pharmacy, or any other Governmental Entity alleging or asserting noncompliance by the Company or any of its Subsidiaries with any Health Care Laws.

(d) Except as disclosed in Section 4.20(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has initiated in the last three years or plans to initiate any recalls, market withdrawals, field alerts or notifications, serious adverse event reports, seizures, detentions, holds or other actions relating to an alleged lack of safety or regulatory compliance of products produced, prepared, compounded, manufactured, held, sold, dispensed or distributed by the Company or any of its Subsidiaries.

(e) Except as disclosed in Section 4.20(e) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has experienced a theft or significant loss of controlled substances that would require reporting to the DEA or comparable Governmental Entity, or experienced any diversion of controlled substances or any breaches of the security systems and procedures required under any Health Care Laws.

(f) The representations and warranties made in this Section 4.21 are the only representations and warranties of the Company with respect to Health Care Laws.

4.22 Real Property.

(a) Section 4.22(a) of the Company Disclosure Letter contains a complete and accurate list of street addresses of all of the material real property owned by the Company or any of its Subsidiaries as of the date of this Agreement (the “Owned Real Property”). Either the Company or a Subsidiary of the Company has a valid and fee simple title to each Owned Real Property free and clear of all Liens (other than Permitted Liens). There are no leases or other rights to use or occupy any Owned Real Property or any portion thereof.

(b) Section 4.22(b) of the Company Disclosure Letter sets forth a true and complete list of all material real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries as of the date of this Agreement (each, a “Leased Property”). To the Knowledge of the Company, none of the Company or any of its Subsidiaries have received any written notice regarding any material violation, breach or default under any material lease, sublease, license, sublicense or other occupancy agreement, in each case including all amendments thereto, demising any Leased Property to the Company or any of its Subsidiaries (each, a “Lease Agreement”) that has not since been cured.

(c) To the Knowledge of the Company, as of the date of this Agreement, there are no pending or, threatened, condemnation or eminent domain actions or proceedings, or any special assessments or other activities of any public or quasi-public body, with respect to any Owned Real Property.

4.23 No Other Representations and Warranties. Except for the representations and warranties of the Company contained in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any Representatives of Parent or any of Parent’s Affiliates, including omissions therefrom. Without limiting the foregoing, the Company makes no representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, to Parent or any of its Affiliates or any Representatives of Parent of any of its Affiliates regarding the success, profitability or value of the Company.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent at the time of entering into this Agreement (the “Parent Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby represent and warrant to the Company as follows:

5.1 Organization, Good Standing and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company complete and correct copies of the certificate of incorporation and bylaws of Parent and the certificate of incorporation and bylaws of Merger Sub, in each case as amended to and in effect on the date of this Agreement.

5.2 Ownership of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Parent. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not conducted any business prior to the date of this Agreement and does not have any assets, liabilities or obligations of any nature other than those incident to its formation, and prior to the Effective Time will not have engaged in any business and will not have any assets, liabilities or obligations other than those arising pursuant to this Agreement and the transactions contemplated hereby, including the Merger.

5.3 Corporate Authority; Approval. Each of Parent and Merger Sub have all requisite corporate power and authority and each has taken all corporate action necessary in order to execute, deliver and, subject to obtaining the approval contemplated by Section 6.15 of this Agreement in the case of Merger Sub, perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. The adoption of this Agreement by Parent as the sole stockholder of Merger Sub pursuant to Section 6.15 is the only vote or approval required in order for Parent and Merger Sub to execute and deliver this Agreement, to perform their obligations under this Agreement, or to consummate the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions of this Agreement. No approval by the stockholders of Parent is required in order for Parent to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby on the terms and subject to the conditions of this Agreement.

5.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3 and (ii) the necessary Consents required under the HSR Act or any other Antitrust Laws in connection with the Merger, the Exchange Act and the Securities Act, no filings, notices and/or reports are required to be made by Parent or Merger Sub or their Subsidiaries with, nor are any Consents required to be obtained by Parent or Merger Sub or their Subsidiaries from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and/or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) The execution, delivery and performance of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or certificate of incorporation or bylaws of Merger Sub, (ii) constitutes or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to any Contract binding upon Parent or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 5.4(a) are made or obtained, conflict with or violate any Law or License to which Parent or any of its Subsidiaries is subject; except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be likely to have a Parent Material Adverse Effect.

5.5 Litigation. There are no Proceedings pending or, to the Knowledge of Parent, threatened against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to (i) have a Parent Material Adverse Effect or (ii) affect the legality, validity or enforceability of any Financing. Neither Parent, nor Merger or any of their respective Subsidiaries is a party to or subject to the provisions of any Order, award, stipulation or settlement of or with any Governmental Entity that would, individually or in the aggregate, reasonably be likely to (i) have a Parent Material Adverse Effect or (ii) affect the legality, validity or enforceability of any Financing.

5.6 Brokers and Finders. Parent has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except for Persons whose fees and expenses shall be paid by Parent.

5.7 Financial Ability.

(a) Section 5.7(a) of the Parent Disclosure Letter sets forth true, accurate and complete copies of:

(i) a fully executed debt commitment letter (together with all annexes, schedules and exhibits thereto and the Redacted Fee Letter, in each case as amended, modified, supplemented, replaced or extended from time to time, in each case as permitted by this Agreement, collectively, the “Debt Commitment Letter”) from the lenders party thereto (collectively, the “Lenders”) relating to the commitment of the Lenders to provide the full amount of the debt financing contemplated thereby to consummate the transactions contemplated by this Agreement on the terms and conditions contemplated thereby, and to refinance certain outstanding indebtedness of the Company, including the Existing Credit Agreement, and to pay all related fees and expenses (the “Debt Financing”), and

(ii) fully executed equity commitment letters (together with all annexes, schedules and exhibits thereto, as amended, modified, supplemented, replaced or extended from time to time, in each case as permitted by the Agreement the “Equity Commitment Letters” and, together with the Debt Commitment Letter, the “Commitment Letters”) from certain persons (the “Equity Investors”) relating to the commitment of the Equity Investors to provide the amount of the cash equity contemplated thereby, on the terms and conditions set forth therein, to consummate the transactions contemplated by this Agreement and to pay related fees and expenses (the “Equity Financing”, together with the Debt Financing, is collectively referred to as the “Financing”). Each Equity Commitment Letter provides that the Company is an express third party beneficiary of the Equity Commitment Letter and is entitled to enforce such agreement, and that Parent and the Equity Investors will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is adequate remedy at law in connection with the exercise of such third party beneficiary rights, in each case in accordance with its terms and subject to the limitations set forth herein, including in Section 9.13 (Specific Performance).

(b) As of the date of this Agreement, the Commitment Letters are legal, valid and binding obligations of the parties thereto, are in full force and effect, and are enforceable against the parties thereto in accordance with their terms, subject only to the Bankruptcy and Equity Exception. As of the date of this Agreement, (i) none of the Commitment Letters has been amended, restated or otherwise modified (and, except as permitted under this Agreement, no such amendment, restatement or modification is contemplated) (provided that the existence or exercise of “market flex” provisions contained in the Redacted Fee Letter shall not constitute an amendment, restatement or modification of the Debt Commitment Letter) and (ii) the respective commitments set forth in the Commitment Letters have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect by Parent, Merger Sub or the Equity Investors or, to the Knowledge of Parent, any other party thereto (and, except as permitted under this Agreement, no such withdrawal, rescission, amendment, restatement or modification is contemplated by Parent, Merger Sub or the Equity Investors or, to the Knowledge of Parent, any other party thereto). As of the date of this Agreement, no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of Parent under the terms and conditions of the Commitment Letters, other than any such default, breach or failure that has been waived by the Lenders or the Equity Investor, as the case may be, or otherwise cured in a timely manner by Parent to the satisfaction of the Lenders or Equity Investor, as the case may be. Parent or an Affiliate thereof, has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement, and intend pay in full any other commitment fees and other fees required to be paid thereunder as and when they become due.

(c) Except as expressly set forth in the Commitment Letters, there are no (i) conditions precedent to the obligations of the Lenders or the Equity Investor to provide the Financing or (ii) contingencies (including any condition or contingency relating to the availability of any “market flex” provisions) that would permit the Lenders or the Equity Investor to change the total amount of the Financing or impose any additional conditions precedent to the availability of the Financing. As of the date of this Agreement, Parent represents and warrants that there are no side letters or agreements or understandings to which Parent or any of its Affiliates is a party related to the funding or investing, as applicable, of the Financing that adversely affect the availability of the Financing other than as expressly set forth in the Commitment Letters.

(d) As of the date of this Agreement, assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe that at the Closing, (i) the Financing, as contemplated by the Commitment Letters, will not be available to permit Parent to perform its obligations under this Agreement (including all payments to be made by it in connection herewith) and (ii) Parent will not have immediately available funds in connection with the Financing in an aggregate amount (after netting out applicable fees, expenses, original issue discount and similar premiums and charges provided under the Debt Commitment Letter, and assuming that all rights to flex the terms of the Debt Financing are exercised to their maximum extent), to enable Parent to (x) consummate the Merger and the other transactions contemplated hereby on the terms contemplated by this Agreement, including the payoff, satisfaction and discharge and/or defeasance by Parent of the Existing Credit Agreement, the release of any guarantees relating thereto and the release of any Liens or other security thereunder (the “Debt Payoff”) if so requested by Parent and (y) pay all related fees and expenses and undertake its other obligations at Closing upon the terms contemplated by this Agreement (collectively, the “Required Amount”). Parent has not incurred any obligation, commitment, restriction or other liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or other liability of any kind, in either case which would impair or adversely affect such resources, funds or capabilities.

(e) As of the date of this Agreement, Parent (both before and after giving effect to any “market flex” provisions contained in the Debt Commitment Letter) does not know of any (i) event that would result in any material breach of, violation of, or constitute a material default (or an event which with notice or lapse of time or both would constitute a material default) by Parent or Merger Sub under the Financing, (ii) reason that any of the conditions precedent to the funding of the Financing will not be satisfied or that the Financing will not be available on the Closing Date or (iii) reason to believe that any of the Equity Investors or Lenders will not perform their respective funding obligations under the Commitment Letters in accordance with their respective terms and conditions. In no event shall the receipt or availability of any funds or financing by Parent or any Affiliate of Parent of any other financing or other transactions contemplated by this Agreement be a condition to any of Parent’s obligations hereunder.

(f) The Equity Commitment Letters contain all of the conditions precedent to the obligations of the parties thereunder to make the full amount of the Equity Financing available to Parent on the terms set forth therein. The Debt Commitment Letter contains all of the conditions precedent to the obligations of the parties thereunder to make the full amount of the Debt Financing available to Parent on the terms set forth therein.

(g) Concurrently with the execution of this Agreement, Parent has delivered to the Company limited guarantees, each dated as of the date of this Agreement (the “Limited Guarantees”) pursuant to which Clayton, Dubilier & Rice Fund XI, L.P., a Cayman Islands exempted limited partnership, TPG Partners VIII, L.P., a Delaware limited partnership and TPG Healthcare Partners, L.P., a Delaware limited partnership (the “Guarantors”), have guaranteed their pro rata portion of the payment of (i) the Parent Termination Fee and the costs and expenses in connection with the enforcement thereof, in each case to the extent such amount is due and payable pursuant to Section 8.5(d) and Section 8.5(f) and (ii) the expense obligations of Parent to the extent due pursuant to Section 6.10(a)(i) and Section 6.10(a)(ii). The Limited Guarantees are in full force and effect and are valid and binding on the applicable Guarantor and enforceable against the applicable Guarantor in accordance with its terms and no event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantors under the Limited Guarantees.

5.8 Solvency. Neither Parent nor Merger Sub is entering into this Agreement or the Debt Commitment Letter with the intent to hinder, delay or defraud either present or future creditors of Parent, the Company or any of its Subsidiaries or any other Person. Immediately after giving effect to all of the transactions contemplated by this Agreement and the Commitment Letters, including the Financing and the making of the payments contemplated by this Agreement, and assuming (i) the satisfaction of the conditions to Parent’s obligation to consummate the Merger as set forth herein, the accuracy of the representations and warranties of the Company set forth herein and the performance by the Company of its obligations hereunder and (ii) that the most recent financial forecasts for the Company made available to Parent prior to the date hereof have been prepared in good faith based upon assumptions that were, and continue to be, reasonable and (iii) that, immediately prior to the Effective Time, without giving effect to the Financing, the Company and its Subsidiaries, on a consolidated basis, are Solvent, the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be Solvent.

5.9 No Other Representations and Warranties. Except for the representations and warranties of Parent and Merger Sub contained in this ARTICLE V, or in any certificate delivered in connection with this Agreement, neither Parent nor Merger Sub is making and has made, and no other Person is making or has made on behalf of Parent and Merger Sub, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any person on behalf of Parent and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5.10 Access to Information; Disclaimer. Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries with the management of the Company, (b) has had reasonable access to (i) certain books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company and (d) has conducted its own independent investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained in ARTICLE IV or in any certificate delivered in connection with this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in ARTICLE IV or in any certificate delivered in connection with this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its Subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.

ARTICLE VI

COVENANTS

6.1 Interim Operations. Except (1) as required by applicable Law, (2) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (3) for commercially reasonable actions as required to comply with COVID-19 Measures, (4) as expressly disclosed in Section 6.1(a) of the Company Disclosure Letter or (5) as expressly provided for in this Agreement, the Company covenants and agrees as to itself and its Subsidiaries that, from and after the execution of this Agreement and prior to the earlier of (x) the Effective Time or (y) termination of this Agreement in accordance with Article VIII (A) the Company shall use its commercially reasonable efforts to conduct its business and the business of its Subsidiaries in the ordinary course of business consistent with past practice; provided, however that no action that is specifically permitted by any of subclauses (a) through (n) of Section 6.1(B) shall be deemed a breach of either this clause (A) or any other subclause of Section 6.1(B)) and (B) without limiting the generality of, and in furtherance of, the foregoing the Company shall not and will not permit any of its Subsidiaries to:

(a) (i) amend, supplement or otherwise modify its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned Subsidiary of the Company that would not prevent, materially delay or materially impair the Merger or the other transactions contemplated by this Agreement, (ii) split, combine, subdivide or reclassify its outstanding equity interests (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary after consummation of such transaction), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company) or (iv) purchase, repurchase, redeem or otherwise acquire any of its equity interests or any securities convertible or exchangeable into or exercisable for any of its equity interests (other than (1) pursuant to the exercise of Company Options or the forfeiture of, or withholding of Taxes with respect to, Company Options, Restricted Stock Units or Performance Restricted Stock Units or (2) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the Company);

(b) merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned

Subsidiaries of the Company that would not prevent, materially delay or materially impair the Merger or the other transactions contemplated by this Agreement) or create any Subsidiary of the Company or any of its Subsidiaries;

(c) (i) increase in any material respect the compensation or benefits payable to any current or former director, officer, employee, consultant or other service provider with an annual salary in excess of $250,000, other than increases in base salary for promotions or as a result of salary reviews made in the ordinary course of business and consistent with past practices, (ii) grant any extraordinary bonus or any equity compensation to any current or former director, officer, employee, consultant or other service provider, (iii) establish, adopt or enter into, other than in the ordinary course of business in accordance with past practice, any new bonus, pension, other retirement, deferred compensation, equity compensation, change in control, retention or other benefit agreement, plan or arrangement or other Company Plan (including any Contract that would be a Company Plan if it were in existence as of the date of this Agreement) for the benefit of any current or former director, officer, employee, consultant or other individual service provider or (iv) make any change to any Company Plan that would materially increase the costs to the Company in respect of such Company Plan;

(d) incur any Indebtedness, guarantee, endorse, assume or otherwise become liable or responsible (directly or indirectly) any Indebtedness of another Person or issue any rights to acquire any Indebtedness, except (i) in the ordinary course of business, borrowings under the Company’s revolving credit facility as in effect as of the date hereof, including pursuant to the Company’s Existing Credit Agreement, (ii) in replacement of existing Indebtedness which has matured or is scheduled to mature, in each case after the date of this Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its Subsidiaries, taken as a whole, than the Indebtedness being replaced, (iii) inter-company Indebtedness among the Company and its wholly owned Subsidiaries, (iv) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business consistent with past practice or (v) hedging in compliance with the hedging strategy of the Company as of the date of this Agreement in the ordinary course of business consistent with past practice and not for speculative purposes;

(e) make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed, in the aggregate, for the period between the date hereof and the Effective Date, 110% of the capital expenditures provided for in the 2022 budget previously provided to Parent;

(f) other than sales of inventory in the ordinary course of business consistent with past practice, transfer, lease, license, sell, assign, mortgage, pledge, encumber, place a Lien upon or otherwise dispose of any properties, rights or assets (including equity interests of any of its Subsidiaries), with a fair market value in excess of $5,000,000 individually or $20,000,000 in the aggregate (other than transactions among the Company and its wholly owned Subsidiaries);

(g) issue, deliver, sell, grant, transfer, assign, pledge or encumber, agree or commit to or authorize the issuance, delivery, sale, grant, transfer, assignment, pledge or encumbrance of, any shares of its capital stock or any other equity interest in the Company or any Company Subsidiary or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares or equity interest, except (i) for any Shares issued pursuant to Company Options, Restricted Stock Units and Performance Restricted Stock Units outstanding on the date of this Agreement in accordance with the existing terms of such awards and the Company Stock Plans as of the date hereof and (ii) by wholly owned Subsidiaries to the Company or to any other wholly owned Subsidiary of the Company;

(h) other than in the ordinary course of business, spend or commit to spend in excess of $5,000,000 individually or $20,000,000 in the aggregate to acquire any business or to acquire assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at fair market value as of the date of the agreement for such acquisition);

(i) make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any authoritative interpretation thereof) or by applicable Law;

(j) abandon any material existing lines of business or enter into any material new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of this Agreement;

(k) other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any Person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned Subsidiary of the Company);

(l) (i) amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof) any Material Contract or waive, release or assign any material rights, claims or benefits under any Material Contract or (ii) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement unless it is on terms substantially consistent with, or on terms more favorable to the Company or its Subsidiaries (and to Parent and its Subsidiaries following the Closing) than, either a Contract it is replacing or a form of such Material Contract made available to Parent prior to the date hereof; provided that the foregoing shall not prohibit or restrict the ability of the Company or its Subsidiaries to take any action described in this Section 6.1(l) in the ordinary course of business consistent with past practices with respect to Contracts or Material Contracts; provided, further that for the avoidance of doubt, this Section 6.1(l) shall not prohibit or restrict any Company Plans;

(m) (A) settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other Proceedings before or threatened to be brought before a Governmental Entity, other than settlements if the amount of any such settlement is not in excess of $1,000,000 individually or $5,000,000 in the aggregate, in each case in excess of amounts available under the Company’s applicable insurance policy, provided that such settlements do not involve any admission of guilt (through a plea or otherwise), non-de minimis injunctive or equitable relief or impose non-de minimis restrictions on the business activities of the Company and its Subsidiaries or Parent and its Subsidiaries, or (B) waive, release, grant or transfer any material claim or right of material value or knowingly consent to the termination of any material claim or right of material value;

(n) other than in the ordinary course of business consistent with past practice, make or change any material Tax election, make any material change to any annual Tax accounting period, adopt or change any material method of Tax accounting, amend any material Tax Returns or file any claims for material Tax refunds, enter into any material closing agreement, settle any material Tax claim, audit or assessment or surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

(o) enter into any material Affiliate Transaction; or

(p) agree, resolve or commit to do any of the foregoing.

6.2 Acquisition Proposals.

(a) No Solicitation or Negotiation. Except as expressly permitted by this Section 6.2, the Company shall not, and shall use its reasonable best efforts to cause its and its Subsidiaries’ and its and their Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) participate in any discussions or negotiations with any Person regarding, or relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal; or (iii) provide any non-public information concerning the Company or any of its Subsidiaries to any Person, or afford access to the business, assets, properties, books or records, other information or employees or other Representatives of the Company or any of its Subsidiaries in connection with, with the intent to induce, or that could reasonably be expected to lead to, any Acquisition Proposal. The Company shall, and the Company shall cause its Subsidiaries and direct its Representatives to, immediately (1) cease and cause to be terminated any discussions and negotiations with any Person (other than Parent, Merger Sub and their Representatives) conducted heretofore with respect to any Acquisition Proposal, or proposal that could reasonably be expected to lead to an Acquisition Proposal and cease providing any information to any such Person or its Representative, (2) with respect to any Person with whom such discussions or negotiations have been terminated, promptly following the date hereof (and in any event within two Business Days hereof) request that such Person and its Representatives to return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and shall take all necessary action to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement, (3) promptly terminate all access granted to any Person and its Representatives to any physical or electronic data rooms relating (or other diligence access) and (4) not terminate, waive, amend or modify any provision of any existing confidentiality or standstill agreement with respect to a potential Acquisition Proposal; provided that the foregoing shall not restrict the Company from informing any Person that makes an Acquisition Proposal of the restrictions imposed by this Section 6.2.

(b) Fiduciary Exception to No Solicitation Provision. Notwithstanding anything to the contrary in Section 6.2(a), but subject to compliance with this Section 6.2(b), prior to the time, but not after, the Company Requisite Vote is obtained, the Company may, in response to an unsolicited, bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2, (i) provide access to non-public information regarding the Company or any of its Subsidiaries to the Person who made such Acquisition Proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person and that, prior to furnishing any such non-public information, the Company receives from the Person making such Acquisition Proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such Person as the Confidentiality Agreement’s terms are (it being understood that such confidentiality agreement need not prohibit the making or amending of an Acquisition Proposal) and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, (1) the board of directors of the Company (acting on the recommendation of the Transaction Committee) determines in good faith after consultation with outside legal counsel that (A) based on the information then available and after consultation with an independent financial advisor of nationally recognized reputation that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable Law and (2) with respect to clause (ii) above, the Company provides written notice to Parent at least twenty-four (24) hours prior to engaging or participating in any discussions or negotiations with any such Person regarding such Acquisition Proposal.

(c) Notice. The Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal are received by the Company, (ii) any non-public information is requested in connection with any bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal or (iii) discussions or negotiations with any Person with respect to an Acquisition Proposal or that could be reasonably expected to lead to an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including providing copies of any written materials delivered by such Person) and thereafter shall keep Parent reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to Parent within twenty-four (24) hours of copies of all communications delivered by or on behalf of such Person in connection with such proposal or offer).

(d) No Change in Recommendation or Alternative Acquisition Agreement. Except as provided in Section 6.2(e) and Section 6.2(f), neither the board of directors of the Company nor any committee thereof shall (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or approve, recommend or otherwise declare advisable any Acquisition Proposal, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) after receipt of any Acquisition Proposal, fail to recommend against such Acquisition Proposal and, after receipt of such Acquisition Proposal, reaffirm the Company Recommendation within ten (10) days of receipt of a written request from Parent to do so (and if the Company Stockholders Meeting is scheduled to be held within ten (10) days, then within two (2) Business Days of such request), (iv) fail to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (v) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement (each of the foregoing clauses (i)-(v), a “Change in Recommendation”) or (vi) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than a confidentiality agreement referred to in Section 6.2(b) entered into in compliance with Section 6.2(a) and Section 6.2(b)) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal.

(e) Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in Section 6.2(d), following receipt of a written Acquisition Proposal by the Company after the date of this Agreement that did not result from a breach in any material respect of this Section 6.2 and that the board of directors of the Company (acting on the recommendation of the Transaction Committee) determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, the board of directors of the Company (acting on the recommendation of the Transaction Committee) may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation or terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement with respect to such Superior Proposal in accordance with Section 6.2(e)(ii), or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:

(i) the Company shall have (A) provided to Parent four (4) Business Days’ prior written notice, which shall state expressly (1) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) the material terms and conditions of the Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Acquisition Proposal) and shall have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents (other than immaterial documents) related to the Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Superior Proposal shall require a new notice and an additional two (2) Business Day period) and (3) that, subject to clause (ii) below, the board of directors of the Company (acting on the recommendation of the Transaction Committee) has determined to make a Change in Recommendation or to terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement, as applicable and (B) prior to making such a Change in Recommendation or terminating this Agreement in accordance with Section 8.3(b), as applicable, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such notice period, to consider any adjustments proposed in writing by Parent to the terms and conditions of this Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal; and

(ii) the board of directors of the Company (acting on the recommendation of the Transaction Committee) shall have determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms proposed in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Change in Recommendation or to so terminate this Agreement in accordance with Section 8.3(b), as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Subsidiaries shall enter into an Alternative Acquisition Agreement before this Agreement has been validly terminated in accordance with its terms.

(f) Intervening Event Exception to Change in Recommendation Provision. Notwithstanding anything to the contrary set forth in Section 6.2(d), upon the occurrence of any Intervening Event, the board of directors of the Company (acting on the recommendation of the Transaction Committee) may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation if all of the following conditions are met:

(i) the Company shall have (A) provided to Parent four (4) Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (2) state expressly that, subject to clause (ii) below, the board of directors of the Company (acting on the recommendation of the Transaction Committee) has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, used reasonable best efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such four (4) Business Day notice period to consider any adjustments proposed in writing by Parent to the terms and conditions of this Agreement such that the failure of the board of directors of the Company to make a Change in Recommendation in response to the Intervening Event in accordance with clause (ii) below would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and

(ii) the board of directors of the Company (acting on the recommendation of the Transaction Committee) shall have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms proposed in writing by Parent, the failure to make a Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law.

(g) Certain Permitted Disclosure. Nothing contained in this Section 6.2 shall be deemed to prohibit the Company from complying with its disclosure obligations under applicable U.S. federal Law with regard to an Acquisition Proposal; provided that this Section 6.2(g) shall not be deemed to permit the Company or the board of directors of the Company to make a Change in Recommendation except in accordance with Section 6.2(e) or Section 6.2(f).

6.3 Information Supplied; Schedule 13e-3. (a) The Company shall, as promptly as possible, and in any event within thirty (30) days of the date of this Agreement, prepare and file with the SEC a proxy statement on Schedule 14A (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) in preliminary form relating to the Company Stockholders Meeting. The Company and Parent shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and the Company shall cause the definitive Proxy Statement to be mailed as promptly as possible after the date the staff of the SEC (the “Staff”) advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

(b) The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.

(c) No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon (other than any filing, amendment or supplement in connection with a Change in Recommendation). The Company and Parent shall (i) provide each other with a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives. The Company shall promptly provide Parent with copies of all such filings, amendments or supplements to the extent not readily publicly available. Parent shall (A) furnish all information required by the Exchange Act or applicable Law to be included in the Proxy Statement concerning it and its Affiliates to the Company, (B) provide such other assistance as may be reasonably requested by the Company in connection with the preparation of information to be included therein and (C) otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments received from the SEC. If at any time prior to the receipt of the Company Requisite Vote, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent which is required to be set forth in an amendment or supplement to the Proxy Statement or Schedule 13e-3, as applicable, such that the Proxy Statement or Schedule 13e-3 would not (1) include any misstatement of a material fact or (2) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then (x) the party that makes such discovery shall promptly notify the other party and (y) the Company shall prepare (with Parent’s reasonable assistance) and file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement to the stockholders of the Company. The Company shall notify Parent promptly of the receipt of any comments from the SEC or the Staff and of any request by the SEC or the Staff for amendments or supplements to the Proxy Statement or Schedule 13e-3 or for additional information and shall supply Parent with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or the Staff, on the other hand, with respect to the Proxy Statement, Schedule 13e-3 or the Merger. No response to any comments from the SEC or the Staff relating to the Proxy Statement or Schedule 13e-3 will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon, unless made pursuant to a telephone call initiated by the SEC. The Company will cause the Proxy Statement to comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

6.4 Company Stockholders Meeting.

(a) The Company will, in coordination with Parent, as promptly as reasonably practicable in accordance with applicable Law and the Company Certificate of Incorporation and Company Bylaws, establish a record date for, duly call and give notice of, and use its reasonable best efforts to convene a meeting of holders of Shares to consider and vote upon the adoption of this Agreement (the “Company Stockholders Meeting”). Subject to the provisions of Section 6.2, the board of directors of the Company shall (i) include the Company Recommendation in the Proxy Statement, (ii) recommend at the Company Stockholders Meeting that the holders of Shares adopt this Agreement and (iii) use its reasonable best efforts to obtain and solicit such adoption. Notwithstanding the foregoing, if on or before the date on which the Company Stockholders Meeting is scheduled, the Company reasonably believes that (A) it will not receive proxies representing the Company Requisite Vote, whether or not a quorum is present or (B) it will not have enough Shares represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting, the Company may, in its reasonable discretion, postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders Meeting in consultation with Parent (provided that the Company may not postpone or adjourn the Company Stockholders Meeting more than two months in the aggregate pursuant to this sentence without Parent’s prior written consent (and in no event shall any such postponed or adjourned Company Stockholders Meeting be held later than three (3) Business Days prior to the Termination Date). In addition, notwithstanding the first sentence of this Section 6.4(a), the Company may (and if required by Parent on no more than two occasions, shall for a reasonable period of time not to exceed ten Business Days in the aggregate) postpone or adjourn the Company Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated in a manner suitable under applicable Law and reviewed by stockholders of the Company prior to the Company Stockholders Meeting. Without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders Meeting. The Company shall cooperate with and keep Parent informed on a reasonably current basis regarding its solicitation efforts and voting results following dissemination of the definitive Proxy Statement. Notwithstanding the foregoing, in no event will the record date of the Company Stockholders Meeting be changed without the Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), unless required by applicable Law.

(b) Notwithstanding any Change in Recommendation, the Company shall nonetheless submit this Agreement to the holders of Shares for adoption at the Company Stockholders Meeting unless this Agreement is terminated in accordance with Article VIII prior to the Company Stockholders Meeting.

6.5 Filings; Other Actions; Notification and Cooperation.

(a) The Company and Parent shall, subject to Section 6.2, cooperate with each other and use, and shall cause their respective Subsidiaries and controlled Affiliates to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as expeditiously as possible, and in no event later than the Termination Date, including (i) preparing and filing all documentation to effect all necessary notices, reports and other filings (and in any event, by filing within ten (10) Business Days after the date of this Agreement the notifications, filings and other information required to be filed under the HSR Act and as promptly as practicable in the case of all other filings required under any other Antitrust Laws with respect to the transactions contemplated hereby) and to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement (including those listed in Section 7.1(b)(ii) of the Company Disclosure Letter), (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval of, waiver or any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.

(b) Subject to Section 6.5(c), in the event that the parties receive a request for information or documentary material pursuant to the HSR Act or any other Antitrust Laws, including a request for additional information and documentary material (a “Second Request”), unless otherwise agreed to by Parent and the Company, the parties will use their reasonable best efforts to submit an appropriate response to, and to certify compliance with, such Second Request as promptly as practicable, and counsel for both parties will closely cooperate during the entirety of any such Second Request review process. None of the parties, including their respective Subsidiaries and controlled Affiliates, shall take, cause or permit to be taken, or omit to take, any action which such party reasonably expects is likely to materially delay or prevent consummation of the contemplated transactions, unless otherwise agreed to by the parties. In furtherance of the foregoing, from the date of this Agreement until the Effective Time, neither CD&R nor TPG (solely with respect to the TPG Capital platform) (each as defined below) shall directly or indirectly (but subject in all respects to the immediately succeeding sentence) acquire or agree to acquire by merger or consolidation with, or by purchasing the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to prevent or delay past the Termination Date the satisfaction of the condition to Closing set forth in Section 7.1(b). Notwithstanding anything to the contrary the restrictions in the foregoing sentence shall not apply to any existing portfolio company (as such term is commonly understood in the private equity industry) of CD&R or TPG. None of the parties, without the other party’s prior written consent, shall (i) withdraw or refile any filing made under the HSR Act or any other Antitrust Laws, (ii) enter into any timing, settlement or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated transactions under the HSR Act or any other Antitrust Laws or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated transactions).

(c) Parent and the Company shall cooperate with respect to the Antitrust Laws; however, after consulting with the Company, Parent shall have final decision making authority with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger prior to the Termination Date. No party hereto or its counsel shall independently participate in any substantive call or meeting relating to the Antitrust Laws with any Governmental Entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable Law, (i) each party shall notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Section 6.5, (ii) prior to submitting any such filing or making any such communication or inquiry, such party shall provide the other party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry, (iii) promptly following the submission of such filing or making such communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication and (iv) consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any Governmental Entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any Governmental Entity relating thereto. In exercising the foregoing cooperation rights, the Company and Parent each shall act reasonably and as promptly as reasonably practicable. Notwithstanding the foregoing, materials provided pursuant to this Section 6.5 may be reasonably redacted as necessary to address reasonable privilege concerns or to comply with contractual arrangements or applicable Law.

(d) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, Parent, including its Subsidiaries and controlled Affiliates, hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Entity in connection with the HSR Act, any other applicable Antitrust Laws with respect to the transactions contemplated hereby and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the transactions contemplated hereby. For the purposes of this Section 6.5, “reasonable best efforts” shall include taking any and all actions (such actions, the “Regulatory Actions”) necessary to obtain the consents, approvals, permits, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger and the other transactions contemplated hereby as expeditiously as possible, and in no event later than the Termination Date, including (A)(i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, properties, products, product lines, services or equity interests of the Company or Parent or their respective Subsidiaries or controlled Affiliates, (ii) creating, terminating, or amending any existing or new relationships, ventures, contractual rights or obligations of Parent, the Company or their respective Subsidiaries or controlled Affiliates, (iii) otherwise taking or committing to take any action that would limit Parent’s freedom of action with respect to the operation of, or its ability to retain or hold, directly or indirectly, any businesses, assets, properties, products, product lines, services or equity interests of Parent or the Company (including any of their respective Subsidiaries or controlled Affiliates), provided, that such Regulatory Actions shall be conditioned upon and become effective only from and after the Effective Time; and (B) defending through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing from occurring prior to the Termination Date; provided that such litigation in no way limits the obligation of Parent pursuant to the foregoing sentence.

(e) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, if any administrative or judicial Proceeding, including any such Proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated by this Agreement as violative of any Antitrust Law, each of the Company and Parent shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.

(f) Information. The Company and Parent each shall, upon request by the other, promptly furnish the other with all information concerning itself, its Subsidiaries, Affiliates, directors, officers and stockholders and such other matters as may be reasonably requested by the other party that is necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

(g) Status. The Company and Parent shall keep each other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of any notice or other communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries or Affiliates from any third party or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, other than immaterial communications.

(h) Notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.5 or any other provision of this Agreement shall require Merger Sub, Parent or any of their Affiliates (including Clayton, Dubilier & Rice, LLC (“CD&R”) and TPG Global, LLC (“TPG”) or any investment funds or investment vehicles affiliated with, or managed or advised by, CD&R or TPG or any portfolio company (as such term is commonly understood in the private equity industry) or investment of CD&R, TPG or of any such investment fund or investment vehicle) to, and the Company shall not, without the prior written consent of Parent, agree or otherwise be required to take any action (including any steps or actions contemplated by this Section 6.5) with respect to CD&R, TPG or such Affiliates, other than with respect to Parent and/or its Subsidiaries.

6.6 Access; Consultation.

(a) Upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable Law, (x) the Company shall, and shall cause its Subsidiaries and its and its Subsidiaries’ directors, officers or employees to, and shall direct its other Representatives to, afford Parent and its Representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the Company’s and its Subsidiaries’ properties, assets, commitments, Tax Returns, Contracts, books and records and, (y) during such period, the Company shall, and shall cause its Subsidiaries to, furnish as promptly as reasonably practicable to Parent all information concerning its or any of its Subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent in connection with the Merger; provided that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company; and provided, further that the foregoing shall not require the Company to permit any invasive environmental sampling or any inspection or to disclose any information pursuant to this Section 6.6, to the extent that (i) in the reasonable good faith judgment of the Company’s outside legal counsel, any applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such information or disclosure thereof would expose the Company to an unreasonable risk of liability for disclosure of sensitive personal information, (ii) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other Contract that is binding on the Company or any of its Subsidiaries or (iii) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided, further that with respect to the foregoing clauses (i) through (iii) of this Section 6.6(a), the Company shall use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (i) and (iii), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction (solely to the extent necessary) or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. Any investigation pursuant to this Section 6.6 shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer.

(b) Each of Parent and the Company may, as it deems advisable and necessary, reasonably designate competitively sensitive material as “Outside Counsel Only Material” or with similar restrictions. Such material and the information contained therein shall be given only to the outside counsel of the recipient, pursuant to the terms of an agreement with respect thereto on terms that are reasonably acceptable to Parent and the Company and pursuant to which such information shall not be disclosed by such outside counsel to any directors, officers or employees of the recipient without the express prior permission of the Company or its legal counsel, and shall be subject to any additional confidentiality or joint defense agreement between the parties. All information exchanged pursuant to this Section 6.6, including all information and/or discussions resulting from any access provided pursuant to this Section 6.6 shall be subject to the Confidentiality Agreements, which shall survive any termination of this Agreement and continue in full force and effect in accordance with its terms.

(c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

6.7 Stock Exchange De-listing and De-registration. The Company shall take all commercially reasonable actions necessary to permit the Shares to be de-listed from the NASDAQ and de-registered under the Exchange Act as soon as possible following the Effective Time.

6.8 Publicity. The Company and Parent shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements with respect to the Merger and the other transactions contemplated by this Agreement and any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the NASDAQ, (b) any consultation that would not be reasonably practicable as a result of requirements of applicable Law, (c) any press release or public statement that in the good faith judgment of the applicable party is consistent with prior press releases issued or public statements made in compliance with this Section 6.8 or (d) with respect to any Change in Recommendation expressly permitted by this Agreement or Parent’s response thereto.

6.9 Employee Benefits.

(a) Parent agrees that each employee of the Company or its Subsidiaries who continues to remain employed with the Company or its Subsidiaries following the Closing (a “Continuing Employee”) shall, during the period commencing at the Effective Time and ending on the first anniversary of the Closing (the “Continuation Period”), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, (ii) target annual (or shorter) cash bonus opportunities, that are no less favorable in the aggregate than the target annual (or shorter) cash bonus opportunities provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time and (iii) employee benefits that are substantially comparable in the aggregate to those provided by the Company and its Subsidiaries to such Continuing Employees as of immediately prior to the Effective Time (excluding, for all purposes of this clause (iii) severance, defined benefit pension and post-employment medical benefits, equity or other long-term incentive compensation, stock purchase plan benefits and change-in-control, transaction or retention compensation or benefits). Additionally, Parent agrees that each Continuing Employee shall, as to any qualifying termination occurring during the period commencing at the Effective Time and ending on December 31st of the year of the first anniversary of the Closing, be provided with severance benefits that are no less favorable than the severance benefits under the Company Plans set forth on Section 6.9(a) of the Company Disclosure Letter. Parent shall or shall cause the Surviving Corporation to honor and assume all obligations under employment agreements and severance plans listed on Section 6.9(a) of the Company Disclosure Letter with their terms as in effect immediately prior to the Effective Time.

(b) Parent shall or shall cause the Surviving Corporation to provide that no pre-existing conditions, exclusions or waiting periods shall apply to Continuing Employees under the benefit plans provided for those employees except to the extent such condition or exclusion was applicable to an individual Continuing Employee prior to the Effective Time. With respect to the plan year during which the Effective Time occurs, Parent shall provide each Continuing Employee with credit for deductibles and out-of-pocket requirements paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Parent plan in which such Continuing Employee is eligible to participate following the Closing Date.

(c) From and after the Closing Date, Parent shall or shall cause the Surviving Corporation to, provide credit (without duplication) to Continuing Employees for their service recognized by the Company and its Subsidiaries as of the Effective Time for purposes of eligibility, vesting, continuous service, determination of service awards, vacation, paid time off, and severance entitlements to the same extent and for the same purposes as such service was credited under the Company Plans, provided that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits.

(d) The provisions of this Section 6.9 are solely for the benefit of the parties to this Agreement, and neither any current or former employee, nor any other individual associated therewith, is or shall be regarded for any purpose as a third party beneficiary to this Agreement. Nothing in this Section 6.9 shall be construed to confer on any Person, other than the parties, their successors and permitted assigns, any right to enforce the provisions of this Section 6.9 or be construed as an amendment of any Company Plan or the requirement to maintain any existing or adopt any new Company Plan.

6.10 Expenses; Transfer Taxes.

(a) Except as otherwise provided in Section 6.15 and Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that (i) the fees, costs and expenses incurred in connection with the filing of the Schedule 13e-3 and the Proxy Statement and printing and mailing the Proxy Statement shall be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the fees, costs and expenses incurred in connection with the filings required under the HSR Act and any other filings required or advisable by any Governmental Entity.

(b) All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by or on behalf of Parent when due and payable.

6.11 Indemnification; Directors’ and Officers’ Insurance. (a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its Subsidiaries, determined as of the Effective Time (the “Indemnified Parties”), against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or based on the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another Person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or Company Bylaws in effect on the date of this Agreement to indemnify such Person (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law; provided that the Person to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification). Parent shall, and shall cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its Subsidiaries, shall, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its Subsidiaries than are presently set forth in the Company Certificate of Incorporation and Company Bylaws (or equivalent organizational and governing documents of any Subsidiary). Any right of indemnification of an Indemnified Party pursuant to this Section 6.11 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party as provided herein.

(b) Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however that in no event shall the Company be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement; provided, however that in no event shall the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) If Parent, the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then and in each such case as a condition thereto, Parent or the Surviving Corporation (or their respective successors or assigns), as applicable, shall cause such Person to assume (either by operation of law or by written instrument) all of the obligations set forth in this Section 6.11.

(d) The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.11 shall be in addition to any rights such individual may have under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or the Company Bylaws, and Parent acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms.

(e) Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing (such consent not to be unreasonably withheld or delayed) to such settlement, compromise or consent.

(f) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.11 is not prior to or in substitution for any such claims under such policies.

6.12 Takeover Statute. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and its board of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on such transactions.

6.13 Control of the Company’s or Parent’s Operations. Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

6.14 Section 16(b). Prior to the Effective Time, the Company shall (and shall be permitted to) take all actions as may be reasonably requested by any party hereto to cause any dispositions (or deemed dispositions) of equity securities of the Company (including any derivative securities with respect to any equity securities of the Company) by each individual who is a director or officer of the Company, and who would otherwise be subject to Rule 16b-3 under the Exchange Act, to be exempt under Exchange Act Rule 16b-3.

6.15 Approval by Sole Stockholder of Merger Sub. Immediately following the execution and delivery of this Agreement by the parties hereto, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the transactions contemplated hereby, including the Merger, in accordance with the DCGL, by written consent. Parent shall promptly deliver a copy of such executed written consent to the Company.

6.16 Stockholder Litigation. The Company shall promptly advise Parent of any Proceeding commenced after the date hereof against the Company or any of its directors by any stockholder of the Company relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep Parent reasonably informed on a reasonably current basis regarding any such Proceeding. The Company shall give Parent the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against the Company and/or its officers or directors, and Parent shall give the Company the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against Parent and/or its officers or directors, in each case relating to the Merger or any of the other transactions contemplated by this Agreement in accordance with the terms of a mutually agreed upon defense agreement.

6.17 Existing Credit Agreement. The Company shall (a) obtain a customary executed pay-off letter (in form and substance reasonably acceptable to Parent) (the “Debt Payoff Letter”) at least one (1) Business Day prior to the Closing Date, guarantee terminations and lien terminations, if applicable, to the extent necessary for the termination of all guarantees granted in connection with, the release of all Liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under, the Credit Agreement, dated as of February 7, 2019, among the Company, the financial institutions listed therein as lenders, JPMorgan Chase Bank, N.A. as administrative agent for the lenders named therein, Bank of America, N.A., ING Bank, N.V., TD Bank, N.A., MUFG Union Bank, N.A., HSBC Bank USA, N.A. and Wells Fargo Bank, N.A., as syndication agents and Citizens Bank, N.A. and Capital One, N.A., as co-documentation agents, and JPMorgan Chase Bank, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners, as amended to the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), (b) provide Parent with a draft copy of such Debt Payoff Letter at least three (3) Business Days prior to the Closing Date and (c) give (by the date required under the Existing Credit Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing Credit Agreement at the Closing.

6.18 Financing.

(a) Each of Parent and Merger Sub shall, and Parent shall cause Merger Sub to, use reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing on terms (including the “market flex” provisions) and conditions no less favorable to Parent than those described in the Commitment Letters, including using reasonable best efforts, after the date of this Agreement and prior to the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, to:

(i) negotiate definitive financing agreements with respect to the Financing (the “Definitive Financing Agreements”) on terms and conditions no less favorable to Parent than those contained in the Commitment Letters (including any “market flex” terms and conditions), provided, however, that in no event shall any of the Definitive Financing Agreements (A) reduce the aggregate amount of the Financing provided for in the Commitment Letters (including by changing the amount of fees or original issue discount contemplated by the Commitment Letters) such that Parent would not have sufficient cash proceeds to permit Parent to pay the Required Amount on the Closing Date; (B) expand the conditions or other contingencies relating to the receipt or funding of the Financing beyond those expressly set forth in the Commitment Letters, amend or modify any of such conditions or other contingencies or impose any new or additional condition or other contingency relating to the receipt or funding of the Financing, in each case, in a manner that would reasonably be expected to (x) make the funding of the Financing (or the satisfaction of the conditions to obtaining the Financing) less likely to occur or (y) materially delay or prevent the Closing; (C) contain terms (other than those terms expressly set forth in the Commitment Letters) that could reasonably be expected to materially delay the Effective Time or the date on which the Financing would be obtained or make the timely funding of the Financing less likely to occur; or (D) adversely impacts the ability of Parent or Merger Sub to enforce its rights against any of the other parties to the Commitment Letters or Definitive Financing Agreements;

(ii) enter into Definitive Financing Agreements with respect thereto and consummate the Financing contemplated by the Commitment Letters substantially concurrently with the Closing;

(iii) satisfy on a timely basis (taking into account the anticipated timing of the Marketing Period and the Closing) or obtain the waiver of all covenants and conditions in the Commitment Letters and the Definitive Financing Agreements that are within Parent’s control;

(iv) pay in a timely manner any commitment or other fees that are or become payable under any of the Commitment Letters or Definitive Financing Agreements on or following the Date of this Agreement;

(v) enforce its rights under the Commitment Letters and Definitive Financing Agreements; and

(vi) use its reasonable best efforts to cause the Financing to be funded in full substantially concurrently with the Closing.

(b) Parent will furnish promptly upon request correct and complete copies of all material Definitive Financing Agreements to the Company. Without limiting any of its obligations hereunder, Parent shall keep the Company informed in writing upon request on a reasonably current basis in reasonable detail with respect to the status of the Financing. Without limiting the foregoing, Parent shall give the Company and the Company’s legal counsel reasonable opportunity to review and comment upon drafts of all commitment letters and Definitive Financing Agreements, and shall give due consideration to all reasonable comments and changes proposed on behalf of the Company. Without limiting the generality of the foregoing, Parent and Merger Sub shall give the Company prompt notice upon having knowledge of (i) any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any material breach or default) on the part of any party to any Commitment Letter or Definitive Financing Agreement, (ii) the receipt by Parent or Merger Sub of any written notice or other written communication from any Person with respect to any actual or potential material breach, default or dispute by or involving any party under any Commitment Letter or Definitive Financing Agreement, (iii) any actual or purported termination, rescission or repudiation of any Commitment Letter or Definitive Financing Agreement, or any provision thereof, (iv) any actual material dispute or disagreement with any Person expected to provide any portion of the Financing and (v) any other circumstance that could reasonably be expected to materially and adversely affect the ability of Parent to obtain, prior to the date the Closing is required to occur in accordance with this Agreement, all or any portion of the Financing on the terms, in the manner or from the sources contemplated by any of the Commitment Letters or Definitive Financing Agreements.

(c) Neither Parent nor Merger Sub shall agree to or permit any amendment or modification to be made to, or any waiver of any provision (including any termination or reduction of any commitment and/or any consent to any assignment, termination or release) or remedy under (including through the execution of any “side” letter), any Commitment Letter or Definitive Financing Agreement if such amendment, modification or waiver (i) reduces the aggregate amount of the Financing provided for in the Commitment Letters (including by changing the amount of fees or original issue discount contemplated in the Commitment Letters) such that Parent would not have sufficient cash proceeds to permit Parent to pay the Required Amount on the Closing Date or (ii) would reasonably be expected to (x) make the funding of the Financing (or the satisfaction of the conditions to obtaining the Financing) less likely to occur, (y) materially delay or prevent the Closing or (z) adversely impact the ability of Parent or Merger Sub to enforce its rights against any of the other parties to the Commitment Letters; provided that (i) Parent may replace, amend, supplement or modify the Debt Commitment Letter to add bona fide lenders, lead arrangers, bookrunners, syndication agents or similar entities (or titles with respect to such entities) that have not executed the Debt Commitment Letter as of the date of this Agreement (it being understood that the aggregate commitments of the lenders party to the Debt Commitment Letter prior to such replacement, amendment, supplement or modification may be reduced in the amount of such additional party’s binding commitments under the relevant replacement, amendment, supplement or modification, which shall otherwise contain the terms set forth in the Debt Commitment Letter immediately prior to such replacement, amendment, supplement or modification, unless any modification (other than the addition of the relevant bona fide lender, lead arranger, bookrunner, syndication agent or similar entity (or additional title)) would otherwise be permitted by the terms of this Section 6.18(c)) and (ii) Parent shall notify the Company in writing of any replacement, amendment, supplement or other modification of, or waiver of any of its rights under, any Commitment Letter reasonably promptly after the time such replacement, amendment, supplement, modification or waiver is agreed.

(d) In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including any “market flex” provisions that are contained in the Redacted Fee Letter) (other than as a result of the Company’s failure to satisfy the conditions in Section 7.1 or 7.2), Parent will (i) use its reasonable best efforts to obtain alternative debt financing (in an amount sufficient such that the aggregate funds that would be available to Parent at the Closing will be sufficient to pay the Required Amount) (the “Alternative Financing”); provided that Parent shall not be required to arrange or obtain any Alternative Financing having terms and conditions (including “market flex” provisions), taken as a whole, less favorable to Parent than those contained in the Debt Commitment Letter (after giving effect to any “market flex” provision applicable under the Debt Commitment Letter); it being understood and agreed that in no event shall the obligation of Parent under this clause (d) require Parent to pay fees, interest rates or other amounts that, taken as a whole, exceed the aggregate fees, interest rates or such other amounts contemplated under the Debt Commitment Letter and the Redacted Fee Letter as of the date of this Agreement (including giving effect to any market flex provisions set forth therein); provided, further, that Parent shall provide the Company with a copy of, a new financing commitment letter pursuant to which any Alternative Financing shall be made available to Parent promptly after the time such agreement is agreed, to the extent needed to fund the transactions contemplated by this Agreement (the “New Commitment Letter”) (provided, that the existence and/or amount of fees, flex provisions, pricing terms, pricing caps and other commercially sensitive information set forth therein or in any fee letter may be redacted to the extent consistent with the redactions permitted by the term “Redacted Fee Letter”) which New Commitment Letter shall not include any conditions to the consummation of the Alternative Financing that are more onerous than the conditions set forth in the Debt Financing taken as a whole and (ii) if applicable, promptly notify the Company of such unavailability and the reason therefor. To the extent applicable, Parent shall use its reasonable best efforts to take, or cause to be taken, all things reasonably necessary, proper or advisable to arrange promptly and consummate the Alternative Financing on the terms and conditions described in any New Commitment Letter. In the event Alternative Financing is obtained, references in this Agreement to the Financing shall also be deemed to refer to such Alternative Financing, and if one or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in this Agreement to the Commitment Letters and the Definitive Financing Agreements shall also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, and all obligations of Parent and Merger Sub pursuant to this Section 6.18 shall be applicable thereto to the same extent as Parent’s and Merger Sub’s obligations with respect to the Financing.

(e) Prior to the Closing Date, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, in each case, use reasonable best efforts to, provide to Parent all cooperation reasonably requested by Parent that is reasonably necessary and customary for financings of the type contemplated by the Debt Commitment Letter, and at Parent’s sole expense, in connection with Parent’s arrangement and obtaining the Debt Financing, including: using reasonable best efforts to:

(i) (x) furnish Parent (and Parent may then furnish to applicable Financing Sources) as promptly as practicable, with the Required Information and (y) furnishing any other information related to the Company and its Subsidiaries customarily delivered by a borrower and reasonably necessary for the preparation of a customary confidential information memorandum and other marketing materials used in financing of the type contemplated by the Debt Financing; provided that, notwithstanding anything to the contrary herein, a breach of this Section 6.18(e)(i)(y) shall not give rise to a failure of the condition set forth in Section 7.2(b) to be satisfied unless such breach is the primary cause of the failure of the Debt Financing to be obtained on or prior to the Closing Date;

(ii) cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation for, and participate in, a reasonable number of investor and lender meetings (including customary one-on-one meetings and calls with or by the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the Debt Financing) and presentations and sessions with rating agencies in each case, to the extent required in connection with the Debt Financing;

(iii) provide assistance with the preparation of materials for rating agency presentations, bank information memoranda, syndication memoranda, lender presentations and other customary marketing materials required in connection with the Debt Financing, including the execution and delivery of customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations);

(iv) [reserved];

(v) assist Parent in connection with Parent’s preparation of pro forma financial statements of the Company and its Subsidiaries of the type necessary or reasonably requested by the Financing Sources to be included in any bank information memoranda or other customary marketing materials, including by providing such financial and other pertinent information regarding the Company and its Subsidiaries and their respective businesses as may be required in connection with the preparation of such pro forma financial statements; provided that neither the Company nor any of its Subsidiaries or Representatives shall be required to provide any information or assistance relating to (A) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (C) any information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company;

(vi) (A) assist in the preparation, execution and delivery of definitive financing documents, including any credit agreement, notes, guarantee and collateral documents, pledge and security documents, customary closing certificates and closing documents and back-up therefor and back-up for legal opinions in connection with the Debt Financing (including, if required certifications are true and correct on the Closing Date, executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company (in the form attached as Annex I to Exhibit D to the Debt Commitment Letter)) and other customary documents as may reasonably be requested by Parent or the Financing Sources and (B) facilitate the pledge of, grant of security interests in and obtain perfection of any liens on collateral in connection with the Debt Financing; provided, that, except in the case of customary authorization letters as contemplated by Section 6.18(e)(iii), (I) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective officers or employees involved prior to the Closing Date and (II) the effectiveness thereof shall be conditioned upon, or become operative as of or after, the occurrence of the Closing;

(vii) at the reasonable request of Parent, and subject to the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), using commercially reasonable efforts to (A) file a Form 8-K with the SEC and (B) post on Debtdomain, IntraLinks, SyndTrak Online or similar electronic means, disclosing information identified by Parent relating to the Company for purposes of permitting such information to be included in any bank information memoranda or other customary marketing materials to be provided to potential Financing Sources who do not wish to receive material nonpublic information with respect to any of the Company, its Subsidiaries or any of their respective securities; provided that, notwithstanding anything to the contrary herein, a breach of this Section 6.18(e)(vii) shall not give rise to the failure of the condition set forth in Section 7.2(b) to be satisfied unless such breach is the primary cause of the failure of the Debt Financing to be obtained on or prior to the Closing Date;

(viii) provide all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent to the extent set forth in paragraph 7 of Exhibit D to the Debt Commitment Letter as in effect on the date hereof with respect to applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time), in each case, at least four (4) Business Days prior to the Closing Date to the extent requested in writing at least nine (9) Business Days prior to the Closing Date; and

(ix) subject to the proviso below, take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Financing Sources to permit the consummation of the Debt Financing; provided no such actions shall be required to be effective prior to the Closing;

provided, however that such cooperation shall be required to the extent it would:

(A) require the entry by Company or any of its Subsidiaries into any agreement or commitment that would be effective prior to the Effective Time and that is not contingent on the occurrence of the Effective Time (excluding any authorization letters referred to in clause (e)(iii) above);

(B) unreasonably interfere with the normal operations of the Company and its Subsidiaries;

(C) include any actions that the Company reasonably believes would (A) result in a violation of any Material Contract to which the Company or its Subsidiaries is a party, including the Existing Credit Agreement, or confidentiality agreement or any Law, or the loss of any legal or other privilege; provided that, to the extent the Company of any of its Subsidiaries shall withhold information to prevent such violation, the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligation, notify Parent if any such information that Parent or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality, (B) conflict with or violate the Company’s organizational documents or (C) cause any representation, warranty, covenant or other obligation in this Agreement to be breached or any condition set forth in ARTICLE VII to fail to be satisfied;

(D) involve consenting to the pre filing of UCC-1s or any other grant of Liens or other encumbrances prior to the Closing;

(E) require the waiver or amendment of any terms of this Agreement or the payment of any fees or reimbursement of any expenses prior to the Closing for which the Company has not received prior reimbursement or is not otherwise indemnified by Parent in connection with the Financing that is effective prior to the Closing Date;

(F) cause any director, officer or employee of the Company or any of its Subsidiaries to incur any personal liability;

(G) cause any member of the board of directors of the Company (or similar governing body) of the Company or any of its Subsidiaries to enter into any resolutions or take any similar action approving the Financing except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing);

(H) require the delivery of any projections, pro forma financial information or any other forward-looking information to any third parties (without waiver of the obligations of the Company set forth in clause (e)(v) above); or

(I) require the delivery of any financial statements in a form or subject to a standard different than those provided to Parent on or prior to the date hereof.

Parent shall, promptly upon request of the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its Subsidiaries in connection with such cooperation, including all reasonable and documented fees and expenses of counsel and other advisors (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements).

(f) It is understood and agreed that the recipients of any lender presentation, confidential information memorandum and/or other marketing materials in connection with the Debt Financing shall be subject to customary confidentiality arrangements (which may include customary click-through arrangements).

(g) If the Closing Date occurs on or after February 15, 2023, the Company shall furnish to Parent at least ten (10) Business Days prior to the Closing Date the unaudited consolidated balance sheets and related unaudited consolidated statements of income, shareholders’ equity and cash flows of the Company for the fiscal quarter ended December 31, 2022, and the portion of the fiscal year through the end of such quarter.

(h) Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and their respective Representatives (collectively, the “Financing Indemnitees”) for and against any and all losses suffered or incurred by them in connection with the arrangement of the Financing and any information utilized in connection therewith (other than to the extent any of the foregoing was suffered or incurred as a result of (I) the fraud, bad faith, gross negligence or willful misconduct of, or a material breach of this Agreement by, the Company, any of its Subsidiaries or any of their respective Representatives (acting on behalf of the Company or its Subsidiaries) or (II) information provided by or on behalf of the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives (on behalf of the Company or its Subsidiaries). This Section 6.18(h) shall survive the consummation of the Merger and any termination of this Agreement, and is intended to benefit, and may be enforced by, the Financing Indemnitees and their respective Affiliates.

(i) The Company hereby consents to the use of its logos solely in connection with the Financing; provided that Parent and Merger Sub shall ensure that such logos are used solely (i) in a manner that is not intended to or reasonably likely to harm or disparage the Company or the Company’s reputation or goodwill (or otherwise adversely affect the Company or its reputation or goodwill), (ii) in connection with a description of the Company, its business and products or the Merger and (iii) in a manner that will comply with the Company’s usage requirements to the extent made available to Parent prior to the date of this Agreement.

ARTICLE VII

CONDITIONS

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver as of the Closing of each of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly adopted by holders of Shares constituting the Company Requisite Vote in accordance with applicable Law, the Company Certificate of Incorporation and the Company Bylaws.

(b) Governmental Consents. (i) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated and (ii) the required Consents to be obtained from any Governmental Entity set forth on Section 7.1(b)(ii) of the Company Disclosure Letter shall have been filed, occurred or been obtained, as applicable.

(c) Law. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.

7.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Parent as of the Closing of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company set forth in (i) Section 4.1 (Organization, Good Standing and Qualification), Section 4.2(a), (b) and (c) (Capital Structure), Section 4.3(a) (Corporate Authority) and Section 4.19 (Brokers and Finders) shall be true and correct, subject only to de minimis inaccuracies, as of the date of this Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), (ii) Section 4.6 (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date and (iii) the other representations and warranties of the Company set forth in ARTICLE IV shall be true and correct as of the date of this Agreement and as of the Closing Date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), except where the failure of such representations and warranties of the Company to be so true and correct (read for purposes of this clause (iii) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied with in all material respects all obligations required to be performed and complied with by it under this Agreement as of the Closing.

(c) Parent Certificate. Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.

(d) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company as of the Closing of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.1 (Organization, Good Standing and Qualification), Section 5.2 (Ownership of Merger Sub) and Section 5.3 (Corporate Authority; Approval) of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been so true and correct as of such particular date) and (ii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been true and correct in all material respects as of such particular date), except where the failures of such representations and warranties to be so true and correct (read for purposes of this clause (ii) without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed and complied with in all material respects all obligations required to be performed or complied with by it under this Agreement as of the Closing.

(c) Parent Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent by an officer of Parent to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4 Frustration of Conditions. None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or the other transactions contemplated by this Agreement or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent.

8.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice if:

(a) the Merger shall not have been consummated by November 24, 2022 (the “Termination Date”), whether such date is before or after the date of adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a); provided, that if as of the Termination Date (x) any of the conditions set forth in Sections 7.1(b) or 7.1(c) (only to the extent related to the matters set forth in Section 7.1(b)) shall not have been satisfied or waived (to the extent permitted), but all other conditions to Closing set forth in ARTICLE VII shall have been satisfied, or would be satisfied if Closing were to occur on such date or (y) the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement but the Marketing Period has not been completed three (3) Business Days prior to the Termination Date, in each such case, the Termination Date shall automatically be extended (such extension, an “Extension Trigger”) for a period of three (3) months (the “Extended Termination Date” and, if so extended, the Extended Termination Date then shall be the Termination Date);

(b) the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a) shall not have occurred at the Company Stockholders Meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of this Agreement was taken; or

(c) any Law permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a);

provided that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under this Agreement in any manner that shall have primarily caused or resulted in, the failure of the Merger to be consummated.

8.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by written notice if:

(a) at any time prior to the Effective Time, whether or not the Company Requisite Vote has been obtained, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any representation and warranty shall have become untrue after the date of this

Agreement, such that the conditions set forth in Sections 7.3(a) or 7.3(b) would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following notice to Parent from the Company describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) three (3) Business Days prior to the Termination Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Sections 7.2(a) or 7.2(b) to be satisfied;

(b) at any time prior to the Company Requisite Vote being obtained, in order to enter into an Alternative Acquisition Agreement in accordance with Section 6.2(e), provided, that prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee required to be paid pursuant to Section 8.5(b), provided, further, that the right to terminate this Agreement pursuant to this Section 8.3(b) shall not be available to the Company if it has breached in any material respect any covenant or agreement set forth in Section 6.2; or

(c) if (i) all of the conditions provided for in Sections 7.1 and 7.2 have been satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Closing), (ii) Parent fails to consummate the Merger on the date on which the Closing should have occurred pursuant to Section 1.2, (iii) the Company has irrevocably confirmed in writing to Parent that (x) all of the conditions set forth in Sections 7.1 and 7.3 have been satisfied (other than those conditions that by their nature are to be, but will be at such time, satisfied by actions taken at the Closing) or will be waived by the Company and (y) it is prepared to consummate the Closing on the date of such written notice and throughout the immediately subsequent three (3) Business Day period and (iv) Parent fails to consummate the Merger within three (3) Business Days following receipt of such written notice.

8.4 Termination by Parent. This Agreement may be terminated by written notice from Parent and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

(a) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Sections 7.2(a) or 7.2(b) would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent describing such breach or failure in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) three (3) Business Days prior to the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Sections 7.3(a) or 7.3(b) to be satisfied;

(b) there shall have been a Change in Recommendation; or

(c) the Company shall have entered into, or publicly announced its intention to enter into, an Alternative Acquisition Agreement.

8.5 Effect of Termination and Abandonment.

(a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, this Agreement (other than as set forth in this Section 8.5, including any obligation to pay, if applicable, the Company Termination Fee pursuant to Section 8.5(b) or Section 8.5(c) or the Parent Termination

Fee pursuant to Section 8.5(d) and in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its respective Related Parties); provided that no such termination shall relieve (i) the Company from any liability for damages resulting from its Willful Breach or actual fraud prior to such termination or (ii) any party hereto from any liability as provided in this Section 8.5 (including, from any obligation to pay, if applicable, the Company Termination Fee pursuant to Section 8.5(b) or Section 8.5(c)) or the Parent Termination Fee pursuant to Section 8.5(d).

(b) If this Agreement is terminated (i) by Parent pursuant to Section 8.4(b) (Change in Recommendation) or (ii) by the Company pursuant to Section 8.3(b) (Termination for Superior Proposal), then the Company shall, within two (2) Business Days after such termination in the case of clause (i) or concurrently with such termination in the case of clause (ii), pay to Parent or its designees, by wire transfer of immediately available funds, a fee equal to $88,315,000 (the “Company Termination Fee”).

(c) If (i) this Agreement is terminated (A) by Parent or the Company pursuant to Section 8.2(a) (Termination Date) prior to the receipt of the Company Requisite Vote or Section 8.2(b) (Stockholder Vote) or (B) by Parent pursuant to Section 8.4(a) (Company Breach) as a result of a breach in any material respect of Section 6.2 (Acquisition Proposals) or Section 6.4 (Company Stockholders Meeting) by failing to call or hold the Company Stockholder Meeting, (ii) prior to any such termination referred to in clause (i) of this sentence a bona fide Acquisition Proposal shall have been publicly made or publicly announced to the Company or its board of directors (or any committee thereof, including the Transaction Committee), publicly announced or shall have been made directly to the Company’s stockholders and, in each case, not withdrawn in good faith at least five (5) Business Days prior to the Company Stockholders Meetings or prior to the date of termination in the case of a termination pursuant to Section 8.4(c) and (iii) in either of the cases referred to in clauses (i)(A) and (i)(B) of this Section 8.5(c), within twelve (12) months after the date of a termination, the Company consummates a transaction the proposal of which would have constituted an Acquisition Proposal if made prior to the termination of this Agreement or enters into a definitive agreement for any transaction the proposal of which would have constituted an Acquisition Proposal if made prior to the termination of this Agreement (which transaction is subsequently consummated), then the Company shall pay the Company Termination Fee to Parent concurrently upon the entry into definitive agreements for, or consummation of, thereof, whichever is earlier; provided that solely for purposes of this Section 8.5(c), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 6.2(d), except that the references to “twenty-five percent (25%) or more” shall be deemed to be references to “fifty percent (50%) or more”.

(d) In the event of termination by (i) the Company pursuant to Section 8.3(a) (Parent Breach) or Section 8.3(c) (Failure to Close) or (ii) Parent pursuant to Section 8.2(a) (Termination Date) at a time when the Company could have terminated this Agreement pursuant to Section 8.3(a) or Section 8.3(c), Parent shall promptly, but in no event later than two (2) Business Days after the date of such termination, pay or cause to be paid to the Company by wire transfer of same day funds an amount equal to $197,950,000 (the “Parent Termination Fee”).

(e) The parties hereto acknowledge and hereby agree that each of the Parent Termination Fee and the Company Termination Fee, as applicable, if, as and when required pursuant to this Section 8.5, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The parties acknowledge and hereby agree that in no event shall either the Company be required to pay the Company Termination Fee or Parent be required to pay the Parent Termination Fee, as the case may be, on more than one occasion.

(f) Each party hereto acknowledges that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement; and accordingly, if the Company or Parent fails to pay promptly any amount that may become due pursuant to Section 8.5(a), Section 8.5(b), Section 8.5(c) or Section 8.5(d) (any such amount due, a “Payment”), and, in order to obtain such Payment, Parent or the Company commences a suit which results in a judgment against the Company or Parent, respectively, for the applicable Payment, or any portion thereof, the party with such judgment against them shall pay to the other party its costs and expenses (including attorneys’ fees) actually incurred in connection with such suit and any appeal relating thereto, together with interest on the amount of the Payment, which shall accrue at the prime rate published in the Wall Street Journal, Eastern Edition, in effect on the date such Payment was first required to be paid from such date through the date of full payment thereof; provided in no event shall any Party be required to pay such costs, expenses and interest pursuant to this Section 8.5(f) in an aggregate amount that exceeds $5,000,000.

(g) Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and Parent has the right to receive payment of the Company Termination Fee in accordance herewith, the payment of the Company Termination Fee and, if applicable, the costs and expenses of Parent pursuant to Section 8.5(f) shall be the sole and exclusive remedy of Parent, its Subsidiaries and Affiliates and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing, and the Financing Sources (the “Parent Related Parties”) against the Company, its Subsidiaries and Affiliates and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement, any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Company shall remain obligated to pay to Parent any amount due and payable pursuant to Section 8.5(f)), whether in equity or at law, in contract, in tort or otherwise.

(h) Notwithstanding anything to the contrary in this Agreement, but subject to Section 9.13, in any circumstance in which this Agreement is terminated for any reason, the payment of the Parent Termination Fee (if due) and, if applicable, the costs and expenses of the Company pursuant to Section 8.5(f) shall be the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties pursuant to this Agreement for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letters) or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Parent shall remain obligated to pay to the Company any amount due and payable pursuant to Section 8.5(f)), whether in equity or at law, in contract, in tort or otherwise; provided that the foregoing shall not preclude any liability of the Financing Sources to the Company under the definitive agreements relating to the Debt Financing, nor limit the Company from seeking to recover any such damages or obtain equitable relief from or with respect to any Financing Source pursuant to the definitive agreements relating to the Debt Financing. Upon payment of the Parent Termination Fee, (A) neither Parent nor any Parent Related Party shall have any further liability or obligation relating to or arising out of this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letters) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof), (B) none of the Company nor the Company Related Parties shall be entitled to bring or maintain any claim, suit, action or proceeding against Parent or any Parent Related Party arising out of or in connection with this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letters) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof) or any matters forming the basis for such termination and (C) the Company shall cause any claim, suit, action or proceeding pending in connection with this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letters) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof), to the extent maintained by the Company or any Company Related Party against Parent or any Parent Related Party, to be dismissed with prejudice promptly, and in any event within five (5) Business Days after the payment of the Parent Termination Fee. In no event shall the Company seek on its own behalf or on behalf of any Company Related Party, any damages from, or otherwise bring any suit, action or proceeding against, Parent or any Parent Related Party in connection with this Agreement, the other transaction documents or the transactions contemplated hereby or thereby (including any suit, action or proceeding relating to the Debt Financing or the Debt Commitment Letters), other than a suit, action or proceeding against Parent to recover payment of the Parent Termination Fee to the extent the Parent Termination Fee is not paid when due pursuant to this Agreement or for specific performance, injunction or other equitable remedy in accordance with Section 9.13.

ARTICLE IX

MISCELLANEOUS AND GENERAL

9.1 Survival. This ARTICLE IX and the agreements of the Company, Parent and Merger Sub contained in ARTICLE III and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) shall survive the consummation of the Merger. This ARTICLE IX (other than Section 9.2 (Modification or Amendment), Section 9.3 (Waiver) and Section 9.12 (Assignment)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.6(b) (Access, Consultation), Section 6.10 (Expenses; Transfer Taxes), Section 6.18(h) (Financing), Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreements (as defined in Section 9.7) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the consummation of the Merger or the termination of this Agreement. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

9.2 Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement (including any Schedule hereto) may be amended, modified or supplemented in writing by the parties hereto. Notwithstanding the foregoing, no amendments or modifications to the provisions which the Financing Sources or Equity Investors are expressly made third-party beneficiaries pursuant to Section 9.8 shall be permitted in a manner materially adverse to any Financing Source or Equity Investor without the prior written consent of such Financing Source or Equity Investor.

9.3 Waiver.

(a) Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law. No waiver by any party of any provision hereof shall be effective unless such wavier complies with the consent required of the Financing Sources pursuant to Section 9.2.

9.4 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

9.5 Governing Law and Venue; Waiver of Jury Trial. (a) SUBJECT TO SECTION 9.5(c), THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby (each, a “Transaction Dispute”), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 9.6. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.6 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

(c) Notwithstanding anything herein to the contrary, each of the parties irrevocably agrees that any legal action or proceeding involving any Financing Source arising out of or relating to this Agreement, the Debt Commitment Letters or the Debt Financing shall be brought and determined in the Supreme Court of the State of New York, County of New York sitting in the Borough of Manhattan and any appellate court thereof; provided, that if jurisdiction is not then available in the Supreme Court of the State of New York, County of New York sitting in the Borough of Manhattan and any appellate court thereof, then any such legal action or proceeding may be brought in any federal court located in the State of New York (and, in each case, any appellate courts thereof). Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding involving any Financing Source arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing and the transactions contemplated hereby or thereby. Each of the parties agrees not to commence any action, suit or proceeding involving any Financing Source relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding involving any Financing Source arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing or the transactions contemplated hereby or thereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, the Debt Commitment Letter, the Debt Financing, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(d) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY DEBT FINANCING OBTAINED BY PARENT OR ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

9.6 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Parent or Merger Sub:

c/o Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, NY 10152

Attn: Sarah Kim; Ravi Sachdev; Jack Robinson

and

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

Attn: Office of General Counsel

c/o Deirdre Harding

with copies to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Paul S. Bird; Andrew L. Bab; Spencer K. Gilbert

Email: psbird@debevoise.com; albab@debevoise.com;

skgilbert@debevoise.com

if to the Company:

c/o Covetrus, Inc.

7 Custom House Street

Portland, ME 04101

Attn:    General Counsel

  c/o Margaret Pritchard

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael J. Aiello; Amanda Fenster

Email: michael.aiello@weil.com; amanda.fenster@weil.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

9.7 Entire Agreement. This Agreement (including any exhibits hereto, the Company Disclosure Letter and the Parent Disclosure Letter) and the Confidentiality Agreement, dated February 7, 2022 between the Company and an Affiliate of TPG, and the Investment Agreement, dated April 30, 2020 between an Affiliate of CD&R and the Company (together, the “Confidentiality Agreements”) and the Certificate of Merger and any other certificate or instrument to be delivered hereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

9.8 No Third Party Beneficiaries. This Agreement is not intended to, and does not and shall not be deemed to, confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) as provided in Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), (b) the right of the Company’s stockholders to receive the Merger Consideration after the Closing, (c) the right of the holders of awards under the Company Stock Plans to receive such consideration as provided for in Section 3.5 after the Closing and (d) Section 6.18(h) (Financing), Section 8.5(g) (Liability of Company Related Parties), Section 8.5(h) (Effect of Termination and Abandonment), Section 9.2 (Modification or Amendment), Section 9.3(b) (Waivers), Section 9.5 (Governing Law and Venue; Waiver of Jury Trial), this Section 9.8 (No Third Party Beneficiaries), Section 9.13 (Specific Performance) and Section 9.14 (No Recourse), and in each case, the defined terms used therein, which, to the extent applicable to the Company Related Parties, Parent Related Parties, Financing Indemnitees and/or Financing Sources, are intended to benefit and be enforceable by the Company Related Parties, Parent Related Parties and/or Financing Sources (as applicable).

9.9 Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action.

9.10 Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.11 Interpretation.

(a) The table of contents and the Article, Section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(b) Any Contract or information referred to herein shall be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such Contract or information was posted to the data room maintained by the Company in connection with the transaction or otherwise provided directly (including through email) to Parent or any of its Representatives by 5:00 p.m. EST on the date of execution and delivery of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of any such period is a day other than a Business Day, the period in question shall end and any such step shall be taken by or on the next succeeding Business Day.

(c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

9.12 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided that, notwithstanding the foregoing, Parent may assign this Agreement, in whole or in part, and any or all of its rights and obligations under this Agreement to any of its controlled Affiliates; provided, however, that no such assignment shall release Parent from liability and obligation under this Agreement.

9.13 Specific Performance.

(a) The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by the other party, and to enforce specifically the terms and provisions of this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) by a decree of specific performance, in accordance with Section 9.5 of this Agreement, without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties hereby further acknowledge and agree that prior to the Closing, the Company shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent and Merger Sub under this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) in addition to any other remedy to which the Company is entitled at law or in equity, including the Company’s right to terminate this Agreement pursuant to ARTICLE VIII and seek money damages (including damages based on loss of the expected economic benefits of the transaction to the Company). Each party further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 9.13. Parent shall cause Merger Sub and each of their respective Affiliates to perform their respective obligations under this Agreement.

(b) Notwithstanding Section 9.13(a) and subject to the last sentence of this Section 9.13(b), it is explicitly agreed that the Company shall be entitled to specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the terms of the Equity Commitment Letters to fund the transactions contemplated by this Agreement and consummate the Closing only in the event that (i) all conditions in Section 7.1 and Section 7.2 have been satisfied or waived (other than those that by their terms are to be satisfied at the Closing) and Parent fails to consummate the Merger on the date the Closing should have occurred pursuant to Section 1.2, (ii) the financing provided for by the Debt Commitment Letter (or, if Alternative Financing is being used in accordance with Section 6.18(d), pursuant to the Alternative Financing commitments with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing and (iii) the Company has delivered an irrevocable notice that it is ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and Debt Financing are funded. Notwithstanding the foregoing and subject to the rights of the parties to the definitive agreements for any Financing under the terms thereof, none of the Company and its Affiliates and their direct and indirect equityholders shall be entitled to seek the remedy of specific performance of this Agreement against any Financing Source.

(c) For the avoidance of doubt, in no event shall the exercise of the Company’s or any of its Subsidiaries’ right to seek specific performance pursuant to this Section 9.13 reduce, restrict or otherwise limit the Company’s right to terminate this Agreement pursuant to ARTICLE VIII and/or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee. Notwithstanding the foregoing, in no event shall the Company or any of its Affiliates be entitled to the Parent Termination Fee if they have been granted specific performance of this Agreement and the Closing actually occurs.

9.14 No Recourse.

(a) This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith, in each case other than in the case of fraud. Notwithstanding the foregoing, and without limiting the rights of the Company against (i) Parent and Merger Sub, (ii) any Person that is a party to (and in accordance with the terms of) the Confidentiality Agreements and the Rollover and Support Agreement and (iii) against the Guarantors as provided for in the Limited Guarantees, in no event shall the Company or any of its controlled Affiliates seek to recover monetary damages from any Non-Recourse Party.

(b) Notwithstanding anything to the contrary in this Agreement, the Company and its Affiliates shall not have any rights or claims against any Financing Source in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided that, notwithstanding the foregoing, nothing in this Section 9.14 shall in any way limit or modify the rights and obligations of Parent or any of its Affiliates under the Debt Commitment Letter or any Financing Source’s obligations to Parent or any of its Affiliates under the Debt Commitment Letter.

9.15 Definitions. For purposes of this Agreement, the following terms, when used herein, shall have the respective meanings set forth below:

“Acquisition Proposal” means (i) any proposal, offer, inquiry or indication of interest from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer (including a self-tender offer), recapitalization, reorganization, share exchange, share purchase, asset purchase, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction (or series of transactions) involving the Company or any of its Subsidiaries which is structured to permit such Person or group to, directly or indirectly, acquire beneficial ownership of twenty-five percent (25%) or more of the outstanding Shares, or twenty-five percent (25%) or more of the consolidated net revenues, net income or total assets of the Company and (ii) any acquisition by any Person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any Person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, twenty-five percent (25%) or more of the outstanding Shares, or twenty-five percent (25%) or more of the consolidated net revenues, net income or total assets of the Company, in each case, other than the transactions contemplated by this Agreement.

“Affiliate” means, when used with respect to any party, any Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act; provided that with respect to each of the Parent and Merger Sub, the term “Affiliate” shall not be deemed to include any portfolio company of any fund managed by Clayton, Dubilier & Rice, LLC or TPG.

“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act and all other federal, state and foreign statutes, rules, regulations, orders, decrees and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition or relating to effectuating foreign investment.

“Business Day” means any day of the year on which banks are not required or authorized by Law to close in New York City.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, H.R. 748, 116th Cong., 2d Sess. (signed into law on March 27, 2020) and any similar state and local Laws.

“Company Material Adverse Effect” means any fact, change, event, development, circumstance or effect that individually or taken together with any other fact, change, event, development, circumstance or effect has, or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of the Company and its Subsidiaries, taken as a whole provided, that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse fact, change, event, development, circumstance or effect to the extent, arising from or attributable or relating to: (i) changes in the U.S. or global financial, securities or capital markets generally, (ii) general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy or inflation, (iii) changes generally affecting the industries in which the Company or any of its Subsidiaries operate, (iv) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the date of this Agreement or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof, (v) any failure by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (vi) a decline in the price of the Shares, or a change in the trading volume of the Shares, on the NASDAQ Global Select Market (“NASDAQ”), provided that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that any fact, change, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Company Material Adverse Effect, (vii) changes in Law, (viii) changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof), (ix) the taking of any specific action expressly required by this Agreement or taken with Parent’s written consent or the failure to take any specific action expressly prohibited by this Agreement and as for which Parent declined to consent, (x) the announcement or pendency of this Agreement and the Merger, including the impact specifically and particularly thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees), (xi) any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby (it being understood and agreed that the exception in this clause (xi) shall apply to the effects arising out of or relating to the bringing of such litigation and not those arising out of or resulting from an actual breach (or other claim) that is the subject thereof), (xii) the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its employees, (xiii) any matters disclosed in the Company Disclosure Letter or (xiv) the continuation or worsening of supply chain disruptions affecting the industry in which the Company and its Subsidiaries conduct business; provided, however that the changes, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (vii), (viii) and (xiv) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such facts, changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

“Company Plan” means each and any (written or unwritten) benefit and/or compensation plan, policy, program, arrangement or agreement maintained, sponsored or contributed to by the Company or any of its Subsidiaries covering current or former employees of the Company and its Subsidiaries and current or former directors of the Company, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and any incentive and bonus, deferred compensation, stock purchase, employment, retirement, severance, restricted stock, stock option, stock appreciation rights or stock based plans, polices, programs, arrangements or agreements, excluding any statutory plans.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act and Families First Coronavirus Response Act, but only, in the case of discretionary items, to the extent they are reasonable and prudent in light of the Company’s and its Subsidiaries’ businesses and applied in good faith to the businesses.

“Environmental Law” means any Law relating to the protection of the environment or natural resources or, as it relates to Releases of or exposure to Hazardous Substances, health and safety.

“Financing Sources” means the agents, arrangers and lenders that provide or arrange the Debt Financing, including the agents, arrangers and lenders party to the Debt Commitment Letter, any joinder agreements, credit agreements or other definitive documentation relating thereto entered into in connection therewith, together with their respective Affiliates, and their and their respective Affiliates’ officers, directors, employees, partners, trustees, shareholders, controlling persons, agents and representatives of the foregoing, and their respective permitted successors and assigns. Notwithstanding the foregoing in no event shall Parent, Merger Sub or any Affiliate thereof constitute a “Financing Source”.

“Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any directly or indirectly government-owned or -controlled entity, and any officer or employee of a public international organization, as well as any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality, or for or on behalf of any such public international organization.

“Hazardous Substance” means any substance or material defined, identified or regulated as “toxic” or “hazardous” or as a “pollutant” or “contaminant” or words of similar meaning or effect under any Environmental Law, including asbestos, asbestos containing materials, polychlorinated biphenyls, petroleum, petroleum products and per- and polyfluoroalkyl substances.

“Health Care Laws” means all health care regulatory Laws applicable to the business and operations of the Company and its Subsidiaries including: (a) Laws regulating the licensure, certification, qualification or authority to transact business in connection with the manufacturer, distribution, or provision of, or payment for, pharmaceutical products, compounded drugs, controlled substances or medical equipment, or pharmacy services; (b) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and all rules and regulations promulgated or enforced by FDA; (c) United States Pharmacopeia compounding standards (including USP General Chapter 797, Pharmaceutical Compounding – Sterile Preparations); (d) Laws regulating the acquisition, use, maintenance, storage, administering, reporting, tracking, prescription, dispensing, return and disposal of pharmaceutical products, compounded drugs, controlled substances or medical equipment, including the requirements of the U.S. Drug Enforcement Administration, 21 U.S.C. § 801 et seq., commonly referred to as the Controlled Substances Act (21 U.S.C. § 801 et seq.) and any similar state laws governing the prescribing or dispensing of pharmaceutical products, compounded drugs, controlled substances or medical equipment and generic substitution laws; (e) accepted professional standards that apply to professionals providing services as applicable to the business and operations of the Company and its Subsidiaries; (f) Laws regulating the solicitation or acceptance of improper incentives involving persons operating in the health care industry or any Law prohibiting or regulating fraud and abuse or the provision, arrangement for, or referral of health care items or services; (g) all other Laws regarding the operation of pharmacies and the manufacture, distribution, dispensing, compounding, sale, and marketing of pharmaceutical products, compounded drugs, controlled substances or medical equipment, including Laws enforced by state boards of pharmacy; and (h) the rules and regulations promulgated under each of the foregoing and all comparable foreign, state or local Laws.

“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (i) for borrowed money (including deposits or advances of any kind to such Person); (ii) evidenced by bonds, debentures, notes or similar instruments; (iii) for capitalized leases, synthetic lease obligations (or lease obligations that should have been reflected on the books and records or financial statements of such Person as capitalized or synthetic lease obligations in accordance with GAAP) or to pay the deferred and unpaid purchase price of property or equipment; (iv) pursuant to securitization or factoring programs or arrangements; (v) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person (other than between or among any of Parent and its wholly owned Subsidiaries or between or among the Company and its wholly owned Subsidiaries); (vi) under swaps, options, derivatives and other hedging agreements, transactions or arrangements (assuming they were terminated on the date of determination); and (vii) letters of credit, bank guarantees, and other similar Contracts or arrangements entered into by or on behalf of such Person to the extent they have been drawn upon (collectively, “Financial Assurances”).

“Information Technology Systems” means the hardware, Software, data, databases, data communication lines, network and telecommunications equipment, Internet-related information technology infrastructure, computer systems relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data and information, wide area network and other information technology equipment, owned, leased or licensed by the Company or any of its Subsidiaries.

“Intellectual Property” means, in any and all jurisdictions throughout the world, any (i) patents and patent applications, including all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (ii) trademarks, service marks trade names, trade dress, acronyms, tag-lines, slogans, logos, and all related goodwill, (iii) domain names, URLs, and personalized subdomains, (iv) copyrights and rights in copyrightable subject matter in published and unpublished works of authorship, (v) rights in Software and (vi) rights in Trade Secrets under applicable Law, including confidential and proprietary information.

“Intervening Event” means a material effect that was not known to, or reasonably foreseeable by, the board of directors of the Company prior to the execution of this Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable), which effect, or any material consequence thereof, becomes known to, or reasonably foreseeable by, the board of directors of the Company prior to the receipt of the Company Requisite Vote; provided, that “Intervening Event” shall exclude any event, circumstance, change or development (A) related to any Acquisition Proposal or other inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal or any matter related thereto or to the consequences thereof, (B) related to changes in the price or trading volume of the Shares, in and of itself (however, the underlying facts or occurrences giving rise or contributing to such change or event may be taken into account when determining whether an Intervening Event has occurred unless excluded by any other exclusion in this definition), or (C) related to the fact that, in and of itself, the Company exceeds (or fails to meet) any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided, that the underlying facts or occurrences giving rise or contributing to such for the Company exceeding such projections, estimates or expectations may be taken into account when determining whether an Intervening Event has occurred unless excluded by any other exclusion in this definition).

“Knowledge of the Company” means the knowledge, assuming due inquiry of their direct reports, of the individuals identified on Section 9.15(a) of the Company Disclosure Letter.

“Knowledge of Parent” means the knowledge, assuming due inquiry of their direct reports, of the individuals identified on Section 9.15(b) of the Parent Disclosure Letter.

“Law” means any federal, state, local, foreign or transnational law, statute or ordinance, common law, rule, regulation, constitution, treaty, convention, code, Order, or other similar requirement enacted, adopted or applied by a Government Entity.

“Malware” means any virus, Trojan horse, time bomb, key-lock, spyware, worm, malicious code or other software program designed to or able to, without the knowledge and authorization of the Company or any of its Subsidiaries, disrupt, disable, harm, interfere with the operation of or install itself within or on any Software, computer data, network memory or hardware.

“Marketing Period” shall mean (A) at all times to and including January 9, 2023, the first period of fifteen (15) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information at such time and for the three (3) Business Days thereafter and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than any such conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions at the Closing) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such fifteen (15) consecutive Business Day period or (B) if the Extension Trigger has occurred and the Marketing Period has not then fully elapsed pursuant to clause (A), at all times from and after January 10, 2023, the first period of fifteen (15) consecutive Business Days after the date hereof throughout and at the end of which Parent shall have the Required Information at such time and for the three (3) Business Days thereafter; provided that, solely in the case of clause (A), (i) (I) if such fifteen (15) consecutive Business Day period shall not have ended on or prior to August 19, 2022, then such fifteen (15) consecutive Business Day period shall not commence prior to September 6, 2022 and (II) if such fifteen (15) consecutive Business Day period shall not have ended on or prior to December 22, 2022, then such fifteen (15) consecutive Business Day period shall not commence prior to January 3, 2023 and (ii) the Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the completion of the Marketing Period, (1) BDO USA, LLP (or any other auditor to the extent financial statements audited by such auditor are included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company that are included in the Required Information, in which case the Marketing Period (if determined in accordance with clause (A)) shall not be deemed to commence unless and until, at the earliest, a new audit opinion with no new qualifications is issued with respect to such financial statements by BDO USA, LLP or another nationally-recognized independent public accounting firm, (2) the Company restates or the board of directors of the Company has determined to restate or BDO USA, LLP (or any other auditor to the extent financial statements audited by such auditor are be included in the Required Information) has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company shall have determined that a restatement of any such historical financial statements is required, in which case the Marketing Period (if determined in accordance with clause (A)) shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the board of directors of the Company subsequently concludes that no restatement shall be required in accordance with GAAP; or (3) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading, in which case the Marketing Period (if determined in accordance with clause (A)) shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission; provided further, that, in the case of clauses (A) and (B) if the Company shall in good faith reasonably believe it has provided the

Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (1) through (3) above (if applicable), the Marketing Period will be deemed to have commenced on the first Business Day immediately following such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within three (3) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth with reasonable specificity why Parent believes the Marketing Period has not commenced). Notwithstanding the foregoing, even if the Marketing Period has not fully elapsed pursuant to clauses (A) or (B) above, the Marketing Period shall nonetheless be deemed to be completed if the Debt Financing has been fully allocated in the primary syndication thereof prior to the Extended Termination Date.

“Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Entity.

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or its Affiliates

“Parent Material Adverse Effect” means any state of facts, event, change, circumstance, development or effect that, individually or in the aggregate, prevents, materially delays, materially impairs or interferes with, or materially adversely affects the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis.

“Permitted Liens” means (i) Liens for Taxes not yet due and payable or delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for in accordance with GAAP, (ii) Liens arising in the ordinary course of business in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens, (iii) Liens affecting the interest of the grantor of any easements benefiting owned real property and Liens of record attaching to real property, fixtures or leasehold improvements that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (iv) Liens granted pursuant to the Existing Credit Agreement or reflected in the Company Balance Sheet, (v) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions, and other similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (vi) any non-exclusive license, covenant or other right to or under any Intellectual Property or otherwise granted in the ordinary course of business consistent with past practice and (vii) any Liens occurring under the applicable organizational documents.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Personal Data” means any information in any media that alone or in combination with other information identifies or can be used to identify a particular individual and any other data or information that constitutes personal data or personal information under any applicable Law or the Company’s or any of its Subsidiaries’ privacy policies.

“Privacy Statement” has the meaning set forth in Section 4.16(j).

“Redacted Fee Letter” shall mean a fee letter with a Financing Source with respect to the Debt Financing in which the only redactions are pricing, fee amounts, “price flex” and other economic or “flex”

provisions that are customarily redacted in connection with merger agreements of this type; provided that, in each case, such redactions do not relate to any terms that would be reasonably likely to adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount (except as a result of increased original issue discount or upfront fees resulting from the exercise of “price flex”) of the Debt Financing or other funding being made available by such Financing Source.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment.

“Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.

“Representatives” means with respect to any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Required Information” shall mean, at any date of determination, (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company as of and for the three most recently completed fiscal years of the Company ended at least ninety (90) days prior to the date of determination, in each case accompanied by an audit report thereon, (2) the unaudited consolidated balance sheets and related unaudited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter (other than in each case the fourth quarter of any fiscal year) ended at least forty-five (45) days prior to the date of determination and the portion of the fiscal year through the end of such quarter and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (1) and (2) above, prepared in accordance with GAAP (as determined by the Company in good faith) and (3) if clause (ii) of the first proviso to the definition of “Marketing Period” applies, any replacements or restatements of and supplements to the information specified in item (A)(1) or (A)(2) above required on account of the fact that the Required Information, taken as a whole, previously contained any untrue statement of a material fact or omitted to state a material fact, in each case, with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading; (B) solely if the “Required Information” is being determined for purposes of clause (A) of the definition of “Marketing Period”, (1) subject to the limitations set forth in Section 6.18(e)(v), all financial or other information necessary to allow Parent to prepare pro forma financial statements (including for the most recent four (4) fiscal quarter period included in the Required Information ended at least forty-five (45) days prior to the date of determination (or, if the end of the most recently completed four (4) fiscal quarter period is the end of a fiscal year, ended at least ninety (90) days prior to the date of determination)) that give effect to the transactions contemplated hereunder as if the transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income or operations), but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting, (2) if clause (ii) of the first proviso to the definition of “Marketing Period” applies, any replacements or restatements of and supplements to the information specified in item (B)(1) above required on account of the fact that the Required Information, taken as a whole, previously contained any untrue statement of a material fact or omitted to state a material fact, in each case, with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading and (3) all financial or other information regarding the Company and its Subsidiaries reasonably requested in connection with the preparation of bank information memoranda, lenders’ presentations and other customary marketing materials relevant to the Debt Financing, including the confidential information memorandum contemplated by the Debt Commitment Letter, in each case under this clause (B)(3), limited in scope to information of the type included in the confidential information memorandum and lenders’ presentation relating to the syndication of the credit facilities under the Existing Credit Agreement; and (C) the authorization letters referred to in Section 6.18(e)(iii); it being understood and agreed, that subject to clause (ii) of the first proviso of the definition of Marketing Period, the Company has delivered (i) the information required by clause (A)(1) above for the fiscal years ended December 31, 2019, December 31, 2020 and December 31, 2021 and (ii) the information required by clause (A)(2) above for the fiscal quarter ended March 31, 2022.

“Significant Company Stockholder” means CD&R VFC Holdings, L.P., a Cayman Islands exempted limited partnership.

“Software” means all computer software, application software (including mobile digital applications), system software, firmware, middleware, assemblers, applets, compilers and binary libraries, including all source code and object code versions of any and all of the foregoing, in any and all forms and media, and all related documentation.

“Solvent” when used with respect to any Person, means that, as of any date of determination: (i) the Fair Value and Present Fair Salable Value of the assets of such Person and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) such Person and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) such Person and its Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature. As used herein, “Fair Value”, “Present Fair Saleable Value”, “Stated Liabilities”, “Identified Contingent Liabilities”, “will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature” and “Do not have Unreasonably Small Capital” each have the meanings specified in Annex I to Exhibit D to the Debt Commitment Letter.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

“Superior Proposal” means any bona fide Acquisition Proposal made by a third party (and not made as a result of a breach in any material respect of Section 6.2) after the date of this Agreement, which the board of directors of the Company (acting on the recommendation of the Transaction Committee) determines in good faith (after consultation with its outside legal counsel and financial advisors) to be (i) more favorable to the holders of Shares from a financial point of view than the Merger (taking into account all of the terms and conditions (including any financing condition or the reliability of any debt or equity funding commitments (including whether fully committed)) of, the identity of the third party making, and the likelihood of completion of, such Acquisition Proposal and this Agreement (including, if applicable at the time of such determination, any changes to the financial terms of this Agreement then proposed by Parent in response to such offer or otherwise)), and (ii) reasonably likely to be capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal; provided that, for purposes of this definition of “Superior Proposal” only, references to fifteen percent (15%) in the definition of Acquisition Proposal shall be deemed to be references to seventy-five percent (75%).

“Tax” (including, with correlative meanings, the terms “Taxes” and “Taxable”) means all federal, state, local and foreign taxes, profits, franchise, gross receipts, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, use, real and personal property, withholding, excise, value added, transfer, employee, estimated taxes or assessments in the nature of tax, in each case that is imposed by a Governmental Entity, including all interest and penalties, fines and additions to tax imposed in connection with any item described in this definition.

“Tax Return” means all returns and reports with respect to Taxes (including any information return, claim for refund, amended return, declaration of estimated Tax, election or disclosure) or any amendment to any of the foregoing required to be supplied to a Tax authority relating to Taxes.

“Trade Secrets” means all inventions, processes, designs, formulae, models, tools, algorithms, trade secrets, know-how, ideas, research and development, data and databases and confidential information.

“Treasury Regulations” means the Treasury Regulations promulgated under the Code.

“Use” has the meaning set forth in Section 4.16(j).

“Willful Breach” means (i) a breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission undertaken or omitted by the breaching party with actual knowledge, or knowledge that a Person acting reasonably under the circumstances should have, that such party’s action would, or would reasonably be expect to, result in or constitute a breach of this Agreement or (ii) subject to the satisfaction or waiver (by the party for whom such condition may be waived) of the conditions to Closing set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at Closing, provided that those conditions would have been satisfied if the Closing were to occur on such date), the willful or intentional failure of the breaching party to promptly consummate the Merger in accordance with Section 1.2 and the other transactions contemplated by this Agreement to be consummated at the Closing in accordance with the terms and conditions of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

COVETRUS, INC.

By:	/s/ Benjamin Wolin
Name: Benjamin Wolin
Title: President and Chief Executive Officer

CORGI BIDCO, INC.

By:	/s/ Sarah Kim
Name: Sarah Kim
Title: President

CORGI MERGER SUB, INC.

By:	/s/ Sarah Kim
Name: Sarah Kim
Title: President

[Signature Page to Agreement and Plan of Merger]

Annex B

Execution Version

SUPPORT AND ROLLOVER AGREEMENT

This Support and Rollover Agreement (this “Agreement”), dated as of May 24, 2022, is entered into by and between Covetrus, Inc., a Delaware corporation (the “Company”), CD&R VFC Holdings, L.P., a Cayman Islands exempted limited partnership (the “Stockholder”) and Corgi Bidco, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Corgi Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 33,670,541 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”);

WHEREAS, it is anticipated that the Stockholder will transfer, directly or indirectly, the Owned Shares, which otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Owned Shares but for their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Rollover Amount”) to Parent on the Closing Date and immediately prior to the Effective Time (the “Exchange Time”), in exchange for a number of newly issued equity interests of Parent (of the same class and series as the equity interests to be issued by Parent (or its parent company) to CD&R Corgi Holdings, L.P., a Cayman Islands exempted limited partnership, TPG Partners VIII, L.P., a Delaware limited partnership and TPG Healthcare Partners, L.P., a Delaware limited partnership (collectively, the “Sponsors”) in connection with the Closing (the “Sponsor Shares”)) with an aggregate value (based on the same per unit price as the Sponsor Shares) equal to the Rollover Amount (the “Exchange Shares”); and

WHEREAS, as a condition to the willingness of the Company and Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company and Parent have required that the Stockholder agrees, and the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder, the Company and Parent hereby agree as follows:

1. Agreement to Vote the Owned Shares.

From and after the date hereof until the Termination Date (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholder agrees to, and agrees to cause its applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares as follows, unless the board of directors of the Company (acting upon the recommendation of the Transaction Committee) or the Transaction Committee has made a Change in Recommendation that amounts to a recommendation against item (i) below and that has not been rescinded or withdrawn (in which case the Stockholder will be permitted to vote the Owned Shares with respect to the following matters in any manner it chooses in its sole discretion): (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the board of directors of the Company supports as long as such adjournment is in compliance with the terms of the Merger Agreement) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder shall cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Stockholder shall be entitled to vote the Owned Shares in its sole discretion.

2. Rollover.

2.1 Contribution and Exchange. On the terms and conditions set forth herein and subject to Section 2.3:

(a) At the Exchange Time, the Stockholder shall contribute, assign, transfer, convey and deliver to Parent the Owned Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Owned Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, in exchange for the issuance by Parent to the Stockholder of, at the Exchange Time, the Exchange Shares (the “Exchange”);

(b) Parent agrees, upon receipt of the Owned Shares, to issue to the Stockholder the Exchange Shares, free and clear of any and all Liens, except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, in exchange for the contribution, assignment, transfer, conveyance and delivery by the Stockholder to Parent of the Owned Shares; and

(c) The Stockholder acknowledges and agrees that from and after the Exchange, the Stockholder shall have no right, title or interest in or to the Owned Shares.

2.2 Closing. The closing of the Exchange shall occur via electronic exchange of documents at the Exchange Time on the Closing Date, or at such other place or at such other time or on such other date, in each case prior to the Effective Time, as Parent, the Company and the Stockholder mutually may agree.

2.3 Failure to Consummate the Merger. In the event that after the Exchange the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Parent shall assign, transfer, convey and deliver to the Stockholder the Owned Shares and the Stockholder shall assign, transfer, convey and deliver to Parent the Exchange Shares issued to the Stockholder. In such event, each party hereto shall provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.

2.4 Conditions to Closing. Unless waived by Parent and the Stockholder, the Exchange shall be subject to the condition that the conditions set forth in Article VII of the Merger Agreement shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), and none of the parties to the Merger Agreement shall have given notice to the other parties to the Merger Agreement that it does not intend to consummate the Merger.

2.5 U.S. Federal Income Tax Treatment. The parties hereto agree to treat the Exchange as a tax-free contribution under Section 721(a) of the Code and/or Section 351(a) of the Code, as appropriate, for United States federal income tax purposes.

2.6 Structure. References in the foregoing provisions of this Section 2 shall be deemed to refer to any direct or indirect parent company of Parent that receives the Owned Shares and in turn contributes them, directly or indirectly, to Parent, as the context requires based on the holding company structure of Parent and the Sponsors.

3. Termination. This Agreement shall terminate without further action upon the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (such earliest date, the “Termination Date”); provided that the provisions set forth in Sections 12 through 24 shall survive the termination of this Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach that may have occurred on or before such termination.

4. Certain Covenants of the Stockholder. The Stockholder hereby covenants and agrees that, except as contemplated hereby, the Stockholder shall not (i) tender any Owned Shares into any tender or exchange offer, (ii) directly or indirectly offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Owned Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares that is inconsistent with this Agreement, (iv) commit or agree to take any of the foregoing actions or (v) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement in any material respect. Any transfer in violation of this Section 4 shall be void ab initio.

5. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company and Parent as follows:

5.1 The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of the Cayman Islands. The Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

5.2 The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

5.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

5.4 The Stockholder is the record and beneficial owner of the Owned Shares. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement and the Investment Agreement.

6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows:

6.1 The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors of the Company (acting on the recommendation of the Transaction Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

6.2 The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

6.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.

7. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders.

8. Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Termination Date.

9. Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A, with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.

10. Other Agreements. Acting upon the unanimous recommendation of the Transaction Committee, the Company hereby (i) irrevocably waives, and shall not enforce, the obligations of the Stockholder and its Affiliates pursuant to Section 5.07 of the Investment Agreement (as defined below) with respect to any actions taken by the Stockholder and/or their Affiliates in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement and (ii) acknowledges and agrees that the Merger Agreement and the transactions contemplated thereby, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement are (and shall be deemed to be) permitted under the Investment Agreement. For the avoidance of doubt, the preceding sentence, including the waiver referred to in clause (i), shall terminate and be of no force or effect upon the valid termination of the Merger Agreement (it being understood that no such termination shall retroactively invalidate any statement or action of the Stockholder and/or its Affiliates made or taken during the period during which such waiver was in effect so long as such statement or action was not, at the time made or taken, in breach of such waiver).

11. Further Assurances. The Stockholder, Parent and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Transaction Committee may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

12. Notices. Each party hereto agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement shall be properly served or delivered if delivered to the addresses of the parties hereto set forth in, and in the manner contemplated by, in the case of Company and Stockholder, that certain Investment Agreement, by and among the Company and the Stockholder, dated as of April 30, 2020 (the “Investment Agreement”) and, in the case of Parent, the Merger Agreement.

13. Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).

14. Entire Agreement. This Agreement, the Merger Agreement and the Investment Agreement (as modified by that certain Limited Waiver, dated as of May 19, 2022) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

15. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 12. Each of the Company, Parent and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

17. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of

Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

18. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not timely perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement.

19. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Stockholder, in no event shall the Company or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

20. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

21. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

22. Amendment. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

23. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

24. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder, and, except as otherwise provided herein, the Company shall have no authority to direct the Stockholder in the voting or disposition of any Owned Shares.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CD&R VFC HOLDINGS, L.P.

By: CD&R Investment Associates IX, Ltd., its general partner

By:	/s/ Rima Simson
Name: Rima Simson
Title: Vice President, Treasurer and Secretary

CORGI BIDCO, INC.

By:	/s/ Sarah Kim
Name: Sarah Kim
Title: President

COVETRUS, INC.

By:	/s/ Benjamin Wolin
Name: Benjamin Wolin
Title: President and Chief Executive Officer

[Signature Page to Support and Rollover Agreement]

Annex C

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

May 24, 2022

Transaction Committee of the Board of Directors

Board of Directors

Covetrus, Inc.

7 Custom House Street

Portland, ME 04101

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Corgi Bidco, Inc. (“Parent”), Clayton Dubilier & Rice, Inc., an affiliate of a significant stockholder of Covetrus, Inc. (the “Company”) and an affiliate of Parent (“CD&R”), TPG, Inc., an affiliate of Parent (“TPG”), and their respective affiliates) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of the Company of the $21.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of May 24, 2022 (the “Agreement”), by and among Parent, Corgi Merger Sub, Inc., a wholly owned subsidiary of Parent, and the Company.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including CD&R and TPG, and any of their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We also have provided certain financial advisory and/or underwriting services to CD&R and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Beacon Roofing Supply, Inc., a portfolio company of CD&R, in connection with the sale of its interiors business in February 2021; as bookrunner with respect to the initial public offering by Agilon Health, Inc. (“Agilon”), a portfolio company of CD&R, of 53,590,000 shares of its common stock in April 2021 and with respect to the follow-on public offering of 19,550,000 shares of Agilon’s common stock in September 2021; as bookrunner with respect to the initial public offering by Core & Main LP (“Core & Main”), a

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Transaction Committee of the Board of Directors

Board of Directors

Covetrus, Inc.

May 24, 2022

portfolio company of CD&R, of 40,116,279 shares of its Class A common stock in July 2021 and with respect to the follow-on public offering of 20,000,000 shares of Core & Main’s Class A common stock in January 2022; as financial advisor to Clayton Dubilier and Rice (UK), an affiliate of CD&R, in connection with its acquisition of Wm Morrison Supermarkets plc in October 2021; as bookrunner with respect to a U.S. Dollar first-lien term loan (aggregate principal amount of $1,642,000,000) and a Euro first-lien term loan (aggregate principal amount of €500,000,000) to Fort Dearborn Company, a portfolio company of CD&R, in October 2021; and as financial advisor to CD&R in connection with its pending acquisition of Cornerstone Building Brands, Inc. announced in March 2022. We also have provided certain financial advisory and/or underwriting services to TPG and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Wellsky Corporation, a portfolio company of TPG, with respect to its recapitalization in September 2020; as bookrunner with respect to the public offering by Big River Steel LLC, a portfolio company of TPG, of 6.625% Senior Secured Notes due 2029 (aggregate principal amount of $900,000,000) in September 2020; as financial advisor to LLamasoft, Inc., a former portfolio company of TPG, with respect to its sale in November 2020; as bookrunner with respect to the initial public offering by Airbnb, Inc. (“Airbnb”), a portfolio company of TPG, of 56,323,531 shares of its Class A common stock in December 2020 and the private offering by Airbnb of 0% Convertible Senior Notes due 2026 (aggregate principal amount of $2,000,000,000) in March 2021; as junior lead manager with respect to the initial public offering by LifeStance Health Group Inc., a portfolio company of TPG, of 46,000,000 shares of its common stock in June 2021; and as financial advisor to McAfee Corp., a portfolio company of TPG, with respect to its sale in March 2022. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, CD&R, and TPG and their respective affiliates and, as applicable, portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with CD&R and/or TPG and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of CD&R and/or TPG from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the three fiscal years ended December 31, 2021, 2020, and 2019, and the fiscal year ended December 29, 2018; the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated February 7, 2019 relating to the Company’s resale of shares of its common stock by certain selling stockholders who acquired the securities in a private placement; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the distribution, companion animal health, and healthcare information technology industries and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In

Transaction Committee of the Board of Directors

Board of Directors

Covetrus, Inc.

May 24, 2022

that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the $21.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $21.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or Parent, or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors (the “Board”) of the Company and, with respect to such opinion, the Transaction Committee of the Board, in connection with their consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $21.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

(GOLDMAN SACHS & CO. LLC)

Annex D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Sec. 262 APPRAISAL RIGHTS

(a)

Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)

Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sec. 251 (other than a merger effected pursuant to Sec. 251(g) of this title), Sec. 252, Sec. 254, Sec. 255, Sec. 256, Sec. 257, Sec. 258, Sec. 263 or Sec. 264 of this title:

1)

Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to Sec. 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the Surviving Corporation as provided in Sec. 251(f) of this title.

2)

Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.

Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.

Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

3)

In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Sec. 253 or Sec. 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

4)	[Repealed.]

(c)

Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d)	Appraisal rights shall be perfected as follows:

1)

If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with Sec. 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of Sec. 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

2)

If the merger or consolidation was approved pursuant to Sec. 228, Sec. 251(h), Sec. 253, or Sec. 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of Sec. 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to Sec. 251(h) of this title, within the later of the consummation of the offer contemplated by Sec. 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to Sec. 251(h) of this title, later than the later of the consummation of the offer contemplated by Sec. 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)

Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to Sec. 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in Sec. 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in Sec. 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)

Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)

At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1,000,000, or (3) the merger was approved pursuant to Sec. 253 or Sec. 267 of this title.

(h)

After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)

The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)

The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)

From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)

The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PRELIMINARY — SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: [TBD]

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/CVET • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-390-6298 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/CVET

Covetrus, Inc.

Special Meeting of Stockholders

For stockholders of record as of [TBD]

TIME: [TBD]
PLACE:	Special Meeting to be held live via the Internet - please visit [ ]
www.proxydocs.com/CVET	for more details.

This proxy is being solicited on behalf of the Board of Directors of Covetrus, Inc.

The undersigned hereby appoints Margie B. Pritchard and Benjamin Wolin or either of them as the true and lawful attorneys of the undersigned (each, a “Named Proxy”), each with full power of substitution and revocation, and authorizes her or him to represent the undersigned at the Special Meeting of Stockholders of Covetrus, Inc. (the “Company”) to be held live via the internet at [    ] on [TBD] at [TBD] Eastern Time and with full authority to vote all the shares of capital stock of the Company which the undersigned is entitled to vote at said meeting and any postponement or adjournment thereof upon the matters specified as provided in the directions herein and upon such other matters as may be properly brought before such meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorney to vote in her or his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

WITH RESPECT TO PROPOSALS 1, 2 AND 3 (SEE REVERSE SIDE), THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. In her or his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (ON THE REVERSE SIDE) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PRELIMINARY — SUBJECT TO COMPLETION

Covetrus, Inc.

Special Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

        FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of May 24, 2022 (as the same may be amended from time to time, the “Merger Agreement”), by and among the Company, Corgi Bidco, Inc., a Delaware corporation (“Parent”), and Corgi Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving as the Merger as a wholly owned subsidiary of Parent.	☐	☐	☐	FOR

2.	To approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger.	☐	☐	☐	FOR

3.	To approve the adjournment of the special meeting to a later date or time if necessary or appropriate and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the Company’s proxy statement is provided to the Company’s stockholders a reasonable amount of time in advance of the special meeting to adopt the Merger Agreement or to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.	☐	☐	☐	FOR

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at [    ]

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/CVET

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date